Fidelity®

Select

Portfolios®

Air Transportation

Automotive

Banking

Biotechnology

Brokerage and Investment Management

Business Services and Outsourcing

Chemicals

Computers

Construction and Housing

Consumer Industries

Cyclical Industries

Defense and Aerospace

Developing Communications

Electronics

Energy

Energy Service

Environmental

Financial Services

Food and Agriculture

Gold

Health Care

Home Finance

Industrial Equipment

Industrial Materials

Insurance

Leisure

Medical Delivery

Medical Equipment and Systems

Money Market

Multimedia

Natural Gas

Natural Resources

Networking and Infrastructure

Paper and Forest Products

Pharmaceuticals

Retailing

Software and Computer Services

Technology

Telecommunications

Transportation

Utilities Growth

Wireless

Annual Report

for the year ending
February 28, 2002
and

Prospectus

dated April 29, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	A-4
Fund Updates*
Consumer Sector	A-6	Consumer Industries
	A-12	Food and Agriculture
	A-18	Leisure
	A-24	Multimedia
	A-30	Retailing
Cyclicals Sector	A-35	Air Transportation
	A-40	Automotive
	A-46	Chemicals
	A-51	Construction and Housing
	A-57	Cyclical Industries
	A-64	Defense and Aerospace
	A-69	Environmental
	A-74	Industrial Equipment
	A-80	Industrial Materials
	A-86	Transportation
Financial Services Sector	A-92	Banking
	A-98	Brokerage and Investment Management
	A-103	Financial Services
	A-109	Home Finance
	A-115	Insurance
Health Care Sector	A-121	Biotechnology
	A-127	Health Care
	A-133	Medical Delivery
	A-139	Medical Equipment and Systems
	A-144	Pharmaceuticals
Natural Resources Sector	A-150	Energy
	A-156	Energy Service
	A-162	Gold
	A-168	Natural Gas
	A-174	Natural Resources
	A-180	Paper and Forest Products

* Fund updates for each Select Portfolio include: Performance and Investment Summary, Manager's Overview, Investments, and Financial Statements.

Annual Report

Technology Sector	A-186	Business Services and Outsourcing
	A-192	Computers
	A-198	Developing Communications
	A-204	Electronics
	A-210	Networking and Infrastructure
	A-216	Software and Computer Services
	A-222	Technology
Utilities Sector	A-229	Telecommunications
	A-235	Utilities Growth
	A-241	Wireless
	A-247	Money Market
Notes to Financial Statements	A-254	Notes to the Financial Statements
Report of Independent Accountants	A-260	The auditors' opinion
Trustees and Officers	A-261
Distributions	A-266
Fidelity Select Portfolios Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Because of their narrow focus, sector funds tend to be more volatile than funds that diversify across many sectors and companies.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance Overview

As the U.S. economy fluctuated between recession and recovery during the 12-month period ending February 28, 2002, so too did equity prices in nearly every sector of the market. The net result was a disappointing showing for the stock market overall. Of the seven Goldman Sachs indexes that gauge the performance of the market's most prominent sectors, only one, the Goldman Sachs® Consumer Industries Index, had a positive return during the past year. The bursting of the late-1990s technology and telecommunications bubble caused much of the volatility. Poor corporate earnings, overcapacity in a number of industries and a dramatic slowdown in tech and telecom capital spending battered these stocks for most of the period. Instead, investors favored defensive, traditionally steady earnings growers in consumer industries, such as food, personal care and discount retail store stocks. While consumer spending remained surprisingly strong throughout the year, corporate spending dried up. The tragic events of September 11 hastened the economy's fall, and stocks plunged further in the immediate aftermath of the terrorist attacks. But after reaching their lows for the year in late September, equities began a rally that lasted through most of the fourth quarter of 2001. The beleaguered tech sector led the way, as investors pinned their hopes on an economic rebound in 2002. But late in the period, the Enron accounting misfortunes caused a stir that rippled throughout the market, effectively halting the rally in its tracks. For the overall 12-month period, the Dow Jones Industrial AverageSM - an index of 30 blue-chip companies - slipped 1.95%. The Standard & Poor's 500SM Index - a market-capitalization-weighted index of 500 widely held U.S. stocks - declined 9.51%, while the technology-rich NASDAQ Composite® Index lost 19.29%.

Despite the struggles of most market segments, Fidelity Select equity portfolios performed creditably during the past year. Twenty-eight of the 40 - or 70% - of the Select equity portfolios in existence for at least 12 full months outperformed the S&P 500® during the past year. Meanwhile, 23 of the portfolios topped their respective Goldman Sachs indexes. Our best performer was Select Gold, which advanced 49.79%. Select Wireless posted the lowest return, falling 49.03%.

Four of our five consumer sector-related offerings outperformed the S&P 500, but four trailed their Goldman Sachs index. Strong stock picking and industry selection helped Food and Agriculture top both of its benchmarks, but slower consumer and advertising expenditures held back the returns of Consumer Industries, Leisure and Multimedia. Retailing also declined, as consumers limited their high-ticket purchases given the anemic economy.

Our cyclical sector portfolios held up particularly well. While both the S&P 500 and the Goldman Sachs Cyclical Industries Index had negative returns for the year, eight of our 10 cyclical industry portfolios had positive returns. Overall, nine of the 10 beat the S&P 500, and eight outpaced their Goldman Sachs index. Construction and Housing had the group's best return, backed by low mortgage rates and strong housing demand. High auto sales, sparked by financing and cash-back incentives, benefited the stocks in Automotive. Overweighting gold stocks was a plus for Industrial Materials, which turned in a double-digit gain. Defense and Aerospace rose on increased military spending after 9/11. Meanwhile, Chemicals rebounded in the second half of the period in anticipation of an economic recovery. This sentiment contributed to an increase in trucking, railroad and air freight activity, which lifted the Transportation Portfolio. Overweighting heavy construction equipment in light of the strong housing and construction markets paid off for Industrial Equipment. Strong stock selection helped Cyclical Industries outperform both the Goldman Sachs benchmark and S&P 500. On the down side, Air Transportation saw its airline stock holdings decline in value in the aftermath of 9/11, and Environmental was hurt by a decline in financing for alternative energy sources.

While all five of our financial services portfolios beat the return of the broader market, their performance was mixed relative to the Goldman Sachs Financial Services Index. Those more exposed to traditional banks, mortgage lenders and insurance firms, including Banking, Home Finance and Insurance, outdistanced the index. However, those exposed to the slowdown in capital markets activity fared less well, explaining why Brokerage and Investment Management and Financial Services trailed their Goldman Sachs benchmark.

Medical Delivery and Medical Equipment and Systems were the best performers among our health care-related offerings, as hospitals, managed care companies and equipment makers - given their defensive, non-economically sensitive orientation - delivered better earnings than the sector overall. Conversely, pharmaceutical and biotechnology stocks - which predominated our Health Care, Pharmaceuticals and Biotechnology portfolios - declined throughout the period. As a result, each of these three portfolios underperformed the Goldman Sachs Health Care Index.

The natural resources sector - of which energy is the primary component - was pressured in the second half of the period by falling oil and natural gas prices. That scenario put a crimp in the absolute performance of our Energy Service, Energy, Natural Gas and Natural Resources portfolios. Gold prices, on the other hand, moved in the opposite direction, as many investors turned to the yellow metal given the recent economic uncertainty. Gold returned just shy of 50% for the year. Low valuations, better inventory management and low interest rates helped companies held by Paper and Forest Products achieve strong gains.

While the technology sector continued its recent slide, five of our seven tech-related portfolios outdistanced the Goldman Sachs Technology Index. Business Services and Outsourcing - our best performer in this area - achieved a positive return, helped by solid earnings growth in the payment data processing industry. Strong stock selection helped Software and Computer Services and Electronics beat both the Goldman Sachs index and the S&P 500. Sharp declines in capital spending contributed to the double-digit retreats of our Technology and Computers portfolios, but they also managed to beat the Goldman Sachs index. Unfortunately, exposure to the extreme weakness in the telecommunications industry led to the underperformance of Networking and Infrastructure and Developing Communications.

Telecommunications and utilities were two of the weakest segments of the market during the past 12 months, as both sectors struggled with weak demand, overcapacity and declining pricing power. As a result, each of our three portfolios representing these industries - Wireless, Telecommunications and Utilities Growth - lost between 29% and 49% for the year.

In the pages that follow, you'll find detailed summaries for each of the Select Portfolios. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity® Select Portfolios®.

Sincerely,

Katherine Collins

Group Leader, Equity Research

Select Group Leader

Annual Report

Cumulative Total Returns

For the year ended February 28, 2002

Gold 49.79%
Construction & Housing 28.87%
Automotive 24.66%
Paper & Forest Products 15.82%
Industrial Materials 12.98%
Home Finance 9.40%
Defense & Aerospace 9.09%
Chemicals 8.68%
Insurance 8.56%
Food & Agriculture 7.76%
Transportation 6.85%
Business Services & Outsourcing 5.23%
Industrial Equipment 4.07%
Medical Delivery 2.91%
Cyclical Industries 1.59%
Medical Equipment & Systems 1.37%
Banking 1.07%
Consumer Industries –0.87%
Air Transportation –2.38%
Financial Services –3.58%
Natural Resources –6.73%
Retailing –6.85%
Leisure –7.02%
Software & Computer Services –7.08%
Pharmaceuticals** –7.70%
Brokerage & Investment Management –8.13%
Electronics –8.27%
Energy –8.57%
Health Care –9.15%
S&P 500 –9.51%
Environmental –10.79%
Multimedia –10.81%
Energy Service –20.15%
Computers –20.77%
Natural Gas –22.47%
Technology –24.54%
Biotechnology –25.16%
Utilities Growth –29.94%
Telecommunications –33.39%
Developing Communications –37.43%
Networking & Infrastructure –42.51%
Wireless –49.03%
–60 –50 –40 –30 –20 –10 0 10 20 30 40 50

** Return is from inception date June 18, 2001.

Past performance is no guarantee of future results. Total returns include changes in a fund's share price, plus reinvestment of any dividends and capital gains but do not include Select's 3% sales charge, and certain fees paid by shareholders upon exchange or redemption. Figures for the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, include reinvestment of dividends. All performance numbers are historical; each equity fund's share price and return will vary and shareholders may have a gain or loss when they sell their shares.

Annual Report

Consumer Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-0.87%	63.99%	202.85%
Select Consumer Industries (load adj.)	-3.84%	59.07%	193.76%
S&P 500	-9.51%	50.03%	228.19%
GS Consumer Industries	4.23%	63.01%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-0.87%	10.40%	11.72%
Select Consumer Industries (load adj.)	-3.84%	9.73%	11.38%
S&P 500	-9.51%	8.54%	12.66%
GS Consumer Industries	4.23%	10.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $29,376 - a 193.76% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Gillette Co.	6.2
Avon Products, Inc.	5.7
The Coca-Cola Co.	4.2
Philip Morris Companies, Inc.	4.1
Home Depot, Inc.	4.1
Kimberly-Clark Corp.	3.9
PepsiCo, Inc.	3.8
Viacom, Inc. Class B (non-vtg.)	3.0
Wal-Mart Stores, Inc.	2.9
Best Buy Co., Inc.	2.2
40.1
Top Industries as of February 28, 2002
% of fund's net assets
Media	15.2%
Personal Products	14.1%
Specialty Retail	12.6%
Beverages	8.8%
Multiline Retail	8.7%
All Others*	40.6%
* Includes short-term investments and net other assets.

Annual Report

Consumer Industries Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with John Porter (left), who managed Fidelity Select Consumer Industries Portfolio for the period covered by this report, with additional comments from Brian Hanson (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, John?

J.P. For the 12-month period that ended February 28, 2002, the fund returned -0.87%. During the same period, the Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - returned 4.23%, while the Standard & Poor's 500 Index fell 9.51%.

Q. Why did the fund underperform the Goldman Sachs index?

J.P. Perhaps by being a bit too cautious. There were a lot of pressure points on the American consumer over the past year. With the economy and job market both weakening, consumer balance sheets were showing a good deal of debt, but consumers really weren't slowing their spending. I saw this as reason for concern and responded by adopting a cautious positioning, de-emphasizing consumer discretionary stocks and taking a more favorable view of consumer staples, where I saw better fundamental trends and more attractive valuations. That strategy worked pretty well until mid-fall, when investor sentiment changed course in the aftermath of September 11. The market was flooded with new liquidity from interest rate cuts and the prospects of an economic stimulus package, and investors began bidding up the consumer discretionary segment in anticipation of an economic recovery. Since the fund was underweighted in that segment compared with the index for most of the period, it did not get the same lift, which is generally why the fund underperformed the benchmark.

Q. How did you deal with these unusual events in the market?

J.P. My immediate reaction after 9/11 was to become even more cautious. There were a few retail and media stocks that I had been optimistic about prior to the attacks, even though I underweighted the consumer discretionary sector as a whole. After 9/11, I pared back some of those positions. However, it soon became apparent that the market was rallying around consumer discretionaries, so I bought back some of the names I'd sold.

Q. What stocks helped performance during the period?

J.P. The two largest contributors were consumer discretionary names - Avon Products and electronics retailer Best Buy - both of which were top-10 holdings that benefited from the late-period rally in that sector. Home Depot and Lowe's, the do-it-yourself retailers, also performed well. Gillette and Procter & Gamble, both household names in the staples arena, benefited from market enthusiasm around more realistic corporate growth expectations from their new CEOs. Philip Morris, another top-10 holding, also did well.

Q. Which stocks disappointed in their performance?

J.P. The biggest detractor was CVS, the national pharmacy chain, whose stock suffered when the company announced an earnings shortfall. We've since sold this position. Disney, the media and entertainment company, performed poorly, especially after 9/11, and Gap, the apparel retailer, also turned in poorer-than-expected earnings. Some of the media stocks I'd bought did not perform as well as I'd hoped. Earnings outlooks at such companies as Viacom and Clear Channel Communications fell more than expected, and their stock prices suffered as a result.

Q. Turning to you, Brian, what's your near-term outlook?

B.H. The outlook for the consumer sector is very much dependent on the direction of the economy. Recent data suggests that the economy is stabilizing and could recover later this year, but unemployment and consumer credit still remain key issues. When the economy does rebound, there is still the question of how strong the recovery will be. Fortunately, the fund has a broad enough list of stocks available to it that I should be able to find good opportunities regardless of which economic scenario plays out. When a recovery does occur, I anticipate reducing the weightings in some of the more defensive consumer stocks and shifting that money into stocks that should see a strong acceleration in earnings as the economy rebounds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 29, 1990

Fund number: 517

Trading symbol: FSCPX

Size: as of February 28, 2002, more than $23 million

Manager: Brian Hanson, since March 2002; manager, Fidelity Select Retailing Portfolio, since February 2002; Fidelity Advisor Consumer Industries Fund and VIP: Consumer Industries Portfolio, since March 2002; Fidelity Select Electronics Portfolio, 2000-2002; joined Fidelity in 1996

Annual Report

Consumer Industries Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 90.4%
	Shares	Value (Note 1)
AUTOMOBILES - 0.2%
Harley-Davidson, Inc.	800	$ 41,008
BEVERAGES - 8.8%
Anheuser-Busch Companies, Inc.	900	45,765
Coca-Cola Enterprises, Inc.	1,800	31,374
Pepsi Bottling Group, Inc.	5,000	124,250
PepsiCo, Inc.	17,460	881,730
The Coca-Cola Co.	20,700	980,973
TOTAL BEVERAGES		2,064,092
COMMERCIAL SERVICES & SUPPLIES - 3.0%
Apollo Group, Inc. Class A (a)	1,000	48,550
Aramark Corp. Class B	7,500	192,000
Cendant Corp. (a)	15,000	261,150
Cintas Corp.	900	39,861
Manpower, Inc.	2,500	83,825
Weight Watchers International, Inc.	2,100	75,705
TOTAL COMMERCIAL SERVICES & SUPPLIES		701,091
DIVERSIFIED FINANCIALS - 0.1%
Moody's Corp.	900	33,300
ELECTRICAL EQUIPMENT - 0.3%
Rayovac Corp. (a)	5,560	75,616
FOOD & DRUG RETAILING - 4.0%
Albertson's, Inc.	4,880	147,669
Rite Aid Corp. (a)	25,900	86,506
Safeway, Inc. (a)	5,600	240,688
Sysco Corp.	1,500	44,355
Walgreen Co.	9,680	389,523
Whole Foods Market, Inc. (a)	500	22,225
TOTAL FOOD & DRUG RETAILING		930,966
FOOD PRODUCTS - 3.2%
Dean Foods Co. (a)	380	27,235
H.J. Heinz Co.	2,200	89,694
Hershey Foods Corp.	1,960	138,474
Kellogg Co.	2,400	82,920
Kraft Foods, Inc. Class A	4,500	175,950
McCormick & Co., Inc. (non-vtg.)	1,490	73,010
Sara Lee Corp.	3,300	69,036
Unilever NV (NY Shares)	600	34,968
Wm. Wrigley Jr. Co.	1,200	67,248
TOTAL FOOD PRODUCTS		758,535
HOTELS, RESTAURANTS & LEISURE - 6.0%
Brinker International, Inc. (a)	870	29,876
CEC Entertainment, Inc. (a)	600	28,860
Harrah's Entertainment, Inc. (a)	4,300	173,892
Hilton Hotels Corp.	2,900	37,294

	Shares	Value (Note 1)
International Game Technology (a)	700	$ 47,264
Jack in the Box, Inc. (a)	3,300	93,885
Krispy Kreme Doughnuts, Inc. (a)	500	18,490
Mandalay Resort Group (a)	900	26,370
Marriott International, Inc. Class A	1,100	43,417
McDonald's Corp.	12,800	334,080
MGM Mirage, Inc. (a)	3,400	116,960
Outback Steakhouse, Inc. (a)	1,500	53,490
Park Place Entertainment Corp. (a)	6,000	58,620
Six Flags, Inc. (a)	2,300	33,925
Starbucks Corp. (a)	3,200	73,632
Starwood Hotels & Resorts Worldwide, Inc. unit	3,400	122,400
Wendy's International, Inc.	2,070	64,191
WMS Industries, Inc. (a)	2,500	42,425
TOTAL HOTELS, RESTAURANTS & LEISURE		1,399,071
HOUSEHOLD DURABLES - 0.7%
Newell Rubbermaid, Inc.	4,000	124,520
Whirlpool Corp.	600	45,060
TOTAL HOUSEHOLD DURABLES		169,580
HOUSEHOLD PRODUCTS - 5.5%
Colgate-Palmolive Co.	3,180	178,016
Kimberly-Clark Corp.	14,500	907,700
Procter & Gamble Co.	2,560	217,062
TOTAL HOUSEHOLD PRODUCTS		1,302,778
INTERNET & CATALOG RETAIL - 0.7%
Amazon.com, Inc. (a)	11,400	160,740
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Mattel, Inc.	5,700	108,015
MEDIA - 15.2%
Adelphia Communications Corp. Class A	2,400	52,680
AOL Time Warner, Inc. (a)	11,160	276,768
Clear Channel Communications, Inc. (a)	5,738	267,506
Comcast Corp. Class A (special) (a)	14,300	484,341
Cox Communications, Inc. Class A (a)	1,200	44,220
EchoStar Communications Corp. Class A (a)	1,700	44,404
Fox Entertainment Group, Inc. Class A (a)	12,500	278,750
Gannett Co., Inc.	600	45,708
Gemstar-TV Guide International, Inc. (a)	7,600	139,004
Interpublic Group of Companies, Inc.	3,134	85,245
Liberty Media Corp. Class A (a)	23,600	302,080
McGraw-Hill Companies, Inc.	640	42,112
News Corp. Ltd. ADR	3,500	89,530
Omnicom Group, Inc.	3,200	299,328
Radio One, Inc. Class A (a)	1,300	24,050
The New York Times Co. Class A	1,000	43,900
Tribune Co.	4,000	171,280
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Univision Communications, Inc. Class A (a)	1,200	$ 49,488
Viacom, Inc. Class B (non-vtg.) (a)	15,128	704,208
Walt Disney Co.	5,000	115,000
TOTAL MEDIA		3,559,602
MULTILINE RETAIL - 8.7%
BJ's Wholesale Club, Inc. (a)	4,300	176,945
Costco Wholesale Corp. (a)	7,100	292,946
Dollar Tree Stores, Inc. (a)	980	31,399
Family Dollar Stores, Inc.	4,900	160,916
Federated Department Stores, Inc. (a)	1,400	58,674
Fred's, Inc. Class A	750	23,468
JCPenney Co., Inc.	2,500	48,850
Kohls Corp. (a)	800	54,136
Target Corp.	10,800	452,520
The May Department Stores Co.	1,500	54,960
Wal-Mart Stores, Inc.	11,100	688,311
TOTAL MULTILINE RETAIL		2,043,125
PERSONAL PRODUCTS - 14.1%
Alberto-Culver Co. Class A	1,600	73,072
Avon Products, Inc.	26,200	1,354,278
Estee Lauder Companies, Inc. Class A	14,100	439,920
Gillette Co.	42,500	1,453,075
TOTAL PERSONAL PRODUCTS		3,320,345
SPECIALTY RETAIL - 12.6%
Abercrombie & Fitch Co. Class A (a)	3,600	95,904
American Eagle Outfitters, Inc. (a)	880	21,974
AutoNation, Inc. (a)	6,900	86,181
AutoZone, Inc. (a)	1,400	92,904
Bed Bath & Beyond, Inc. (a)	5,500	183,700
Best Buy Co., Inc. (a)	7,700	518,980
Circuit City Stores, Inc.:
CarMax Group (a)	2,700	72,198
Circuit City Group	6,000	107,280
Foot Locker, Inc. (a)	1,900	31,350
Gap, Inc.	6,200	74,214
Gymboree Corp. (a)	1,300	17,485
Home Depot, Inc.	19,160	958,000
Lowe's Companies, Inc.	10,640	481,460
Office Depot, Inc. (a)	3,200	60,832
Ross Stores, Inc.	1,200	43,272
The Limited, Inc.	3,100	55,831
Toys 'R' Us, Inc. (a)	3,400	60,554
TOTAL SPECIALTY RETAIL		2,962,119
TEXTILES & APPAREL - 2.7%
Coach, Inc. (a)	5,200	259,272
Gucci Group NV (NY Shares)	500	43,150

	Shares	Value (Note 1)
Liz Claiborne, Inc.	5,000	$ 151,550
NIKE, Inc. Class B	1,200	70,632
Phillips-Van Heusen Corp.	3,700	53,613
Reebok International Ltd. (a)	1,900	52,592
TOTAL TEXTILES & APPAREL		630,809
TOBACCO - 4.1%
Philip Morris Companies, Inc.	18,240	960,518
TOTAL COMMON STOCKS (Cost $17,893,392)		21,221,310
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 1.83% (b)	1,618,412	1,618,412
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	637,000	637,000
TOTAL MONEY MARKET FUNDS (Cost $2,255,412)		2,255,412
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $20,148,804)		23,476,722
NET OTHER ASSETS - 0.0%		(6,121)
NET ASSETS - 100%		$ 23,470,601
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $24,046,363 and $21,554,605, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,651 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $20,484,411. Net unrealized appreciation aggregated $2,992,311, of which $3,728,938 related to appreciated investment securities and $736,627 related to depreciated investment securities.

The fund hereby designates approximately $1,213,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $397,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $620,710) (cost $20,148,804) - See accompanying schedule		$ 23,476,722
Receivable for fund shares sold		657,265
Dividends receivable		18,373
Interest receivable		1,827
Other receivables		181
Total assets		24,154,368
Liabilities
Payable for fund shares redeemed	$ 13,048
Accrued management fee	10,683
Other payables and accrued expenses	23,036
Collateral on securities loaned, at value	637,000
Total liabilities		683,767
Net Assets		$ 23,470,601
Net Assets consist of:
Paid in capital		$ 20,899,062
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(756,379)
Net unrealized appreciation (depreciation) on investments		3,327,918
Net Assets, for 995,358 shares outstanding		$ 23,470,601
Net Asset Value and redemption price per share ($23,470,601 ÷ 995,358 shares)		$ 23.58
Maximum offering price per share (100/97.00 of $23.58)		$ 24.31

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 236,582
Interest		54,126
Security lending		2,136
Total income		292,844
Expenses
Management fee	$ 121,323
Transfer agent fees	124,705
Accounting and security lending fees	60,539
Non-interested trustees' compensation	71
Custodian fees and expenses	14,400
Registration fees	18,389
Audit	13,899
Legal	280
Miscellaneous	5,605
Total expenses before reductions	359,211
Expense reductions	(3,945)	355,266
Net investment income (loss)		(62,422)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(470,044)
Foreign currency transactions	9
Total net realized gain (loss)		(470,035)
Change in net unrealized appreciation (depreciation) on:
Investment securities	345,357
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		345,366
Net gain (loss)		(124,669)
Net increase (decrease) in net assets resulting from operations		$ (187,091)
Other Information Sales charges paid to FDC		$ 40,519
Exchange fees withheld by FSC		$ 780

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (62,422)	$ (83,311)
Net realized gain (loss)	(470,035)	5,582,552
Change in net unrealized appreciation (depreciation)	345,366	(6,380,251)
Net increase (decrease) in net assets resulting from operations	(187,091)	(881,010)
Distributions to shareholders from net realized gain	(1,212,594)	(2,546,244)
Share transactions Net proceeds from sales of shares	12,861,673	16,721,070
Reinvestment of distributions	1,180,365	2,429,097
Cost of shares redeemed	(9,663,744)	(58,632,173)
Net increase (decrease) in net assets resulting from share transactions	4,378,294	(39,482,006)
Redemption fees	9,171	61,431
Total increase (decrease) in net assets	2,987,780	(42,847,829)
Net Assets
Beginning of period	20,482,821	63,330,650
End of period	$ 23,470,601	$ 20,482,821
Other Information Shares
Sold	553,642	590,436
Issued in reinvestment of distributions	53,241	99,228
Redeemed	(420,907)	(2,105,216)
Net increase (decrease)	185,976	(1,415,552)

Financial Highlights

Years ended February 28,	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 25.31	$ 28.46	$ 31.81	$ 27.31	$ 20.66
Income from Investment Operations
Net investment income (loss) C	(.07)	(.11)	.02 D	(.04)	(.22)
Net realized and unrealized gain (loss)	(.25)	.68 E	(1.29)	5.41	8.34
Total from investment operations	(.32)	.57	(1.27)	5.37	8.12
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(1.42)	(3.80)	(2.08)	(.90)	(1.52)
Total distributions	(1.42)	(3.80)	(2.10)	(.90)	(1.52)
Redemption fees added to paid in capital C	.01	.08	.02	.03	.05
Net asset value, end of period	$ 23.58	$ 25.31	$ 28.46	$ 31.81	$ 27.31
Total ReturnA, B	(.87)%	2.74%	(4.55)%	20.18%	40.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.71%	1.80%	1.27%	1.34%	2.01%
Expenses net of voluntary waivers, if any	1.71%	1.80%	1.27%	1.34%	2.01%
Expenses net of all reductions	1.69%	1.78%	1.25%	1.32%	1.97%
Net investment income (loss)	(.30)%	(.37)%	.06%	(.15)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,471	$ 20,483	$ 63,331	$ 82,244	$ 72,152
Portfolio turnover rate	110%	92%	96%	150%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.04 per share. E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	7.76%	50.71%	213.64%
Select Food and Agriculture (load adj.)	4.53%	46.19%	204.23%
S&P 500	-9.51%	50.03%	228.19%
GS Consumer Industries	4.23%	63.01%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	7.76%	8.55%	12.11%
Select Food and Agriculture (load adj.)	4.53%	7.89%	11.77%
S&P 500	-9.51%	8.54%	12.66%
GS Consumer Industries	4.23%	10.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $30,423 - a 204.23% increase on the initial investment. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
The Coca-Cola Co.	5.9
Anheuser-Busch Companies, Inc.	5.3
PepsiCo, Inc.	5.3
McDonald's Corp.	5.1
Kraft Foods, Inc. Class A	5.1
Philip Morris Companies, Inc.	4.8
Unilever NV (NY Shares)	4.8
Sysco Corp.	3.3
Sara Lee Corp.	2.7
Pepsi Bottling Group, Inc.	2.2
44.5
Top Industries as of February 28, 2002
% of fund's net assets
Food Products	33.2%
Beverages	21.6%
Hotels, Restaurants & Leisure	13.7%
Food & Drug Retailing	9.2%
Tobacco	8.9%
All Others *	13.4%
* Includes short-term investments and net other assets.

Annual Report

Food and Agriculture Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Gail Lese, Portfolio Manager of Fidelity Select Food and Agriculture Portfolio

Q. How did the fund perform, Gail?

A. It did quite well. For the 12-month period ending February 28, 2002, the fund returned 7.76%, outperforming both the fund's sector benchmark, the Goldman Sachs Consumer Industries Index, and the Standard & Poor's 500 Index. The Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - increased 4.23% during the period, while the Standard & Poor's 500 Index fell 9.51% for the year.

Q. What helped the fund outperform both of its benchmarks?

A. The overriding performance factor during the year was the defensive nature of food and agriculture stocks. In a year of market turmoil and sluggish economic performance, this area was a haven for unsettled investors. Within the sector, good stock picking in the packaged food group was a large factor in outperforming the benchmarks. The most notable contributor was the fund's position in Kraft Foods. The initial public offering of Kraft - spun-out of Philip Morris - gave me the opportunity to invest in what I felt was a truly world-class food company. I made Kraft one of the fund's biggest holdings after it came public at $31 a share in June 2001. It rose to just over $39 by the end of the period, delivering a very nice gain for the fund.

Q. What other stocks contributed to performance?

A. Quaker Oats had a big impact during the period. The valuation was strongly compelling despite market trepidation that the Pepsi/Quaker merger might not ultimately be approved. With or without the merger, I felt Quaker Oats was the best investment opportunity in the food universe. They had strong, fast growing brands such as Gatorade and terrific management squarely focused on providing the highest level of quality and service. Based on these factors, I made Quaker the fund's largest holding during the summer of 2001. That paid off for the fund when regulators approved the merger and the stock price jumped 16% on the news. Among the fund's other large positions, Philip Morris, Anheuser-Busch, PepsiCo and Kellogg were all solid performers for the period.

Q. What was your investment strategy during this period?

A. When I invest in companies, the three most important criteria I pay attention to are: leadership, vision and valuation. If you find all three, you've got a great company that's priced so you can make money for your shareholders. PepsiCo is a good example among the fund's larger holdings. Management has a commitment to excellence and innovative thinking at every level of the company, and the stock is reasonably priced when compared to its rate of earnings growth.

Q. What stocks detracted from performance?

A. The supermarkets were the biggest detractors to performance. Safeway, Kroger and Winn-Dixie all had negative returns for the year. The common problem was Wal-Mart's aggressive Supercenter grocery roll-out, which is rapidly taking market share from conventional food retailers. Although the fund didn't have big positions in the grocers, they still detracted. Other laggards among the fund's larger positions included McDonald's and Coca-Cola. McDonald's wrestled with its menu and quality control issues, while Coca-Cola's soft drink volumes were sluggish in the face of competition from alternative drinks.

Q. What's your outlook for the coming year?

A. Food stocks tend to outperform during periods of economic uncertainty like the one we experienced during the past year. Looking ahead, it will be harder for the industry to outperform the broader market if the economy and consumer sentiment rebound. This is particularly true this year, as many of the stocks have risen nicely and bargains are getting difficult to find. Looking at industry fundamentals, most packaged food stocks continue to be squeezed by two trends: people dining out more frequently, and consolidation among grocers giving more power to a handful of retailers. I'm particularly cautious with companies in direct competition with Wal-Mart, for reasons mentioned earlier. I'm more optimistic about some of the beverage companies, where there are improving fundamentals and pretty good unit growth prospects. In general, I believe there are always some individual opportunities in companies with niche products in strong demand.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 009

Trading symbol: FDFAX

Size: as of February 28, 2002, more than
$119 million

Manager: Gail Lese, since 2001; analyst, since 1998; joined Fidelity in 1998

Annual Report

Food and Agriculture Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 87.8%
	Shares	Value (Note 1)
BEVERAGES - 21.6%
Adolph Coors Co. Class B	12,500	$ 756,375
Anheuser-Busch Companies, Inc.	125,000	6,356,250
Brown-Forman Corp. Class B (non-vtg.)	8,200	557,190
Coca-Cola Enterprises, Inc.	88,000	1,533,840
Constellation Brands, Inc. Class A (a)	12,000	652,200
Pepsi Bottling Group, Inc.	108,000	2,683,800
PepsiCo, Inc.	125,000	6,312,500
The Coca-Cola Co.	148,500	7,037,415
TOTAL BEVERAGES		25,889,570
CHEMICALS - 1.2%
Monsanto Co.	48,200	1,492,272
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Aramark Corp. Class B	1,000	25,600
FOOD & DRUG RETAILING - 9.2%
Albertson's, Inc.	58,200	1,761,132
Fleming Companies, Inc.	10,000	163,000
Koninklijke Ahold NV sponsored ADR	20,000	466,200
Kroger Co. (a)	108,400	2,401,060
Safeway, Inc. (a)	53,000	2,277,940
Sysco Corp.	132,700	3,923,939
Weis Markets, Inc.	2,300	64,078
TOTAL FOOD & DRUG RETAILING		11,057,349
FOOD PRODUCTS - 33.2%
American Italian Pasta Co. Class A (a)	28,000	1,260,840
Archer-Daniels-Midland Co.	133,000	1,842,050
Aurora Foods, Inc. (a)	50,000	210,000
Cadbury Schweppes PLC sponsored ADR	10,000	272,500
ConAgra Foods, Inc.	46,100	1,079,201
Corn Products International, Inc.	8,000	246,000
Dean Foods Co. (a)	35,000	2,508,450
Delta & Pine Land Co.	14,000	265,160
Dole Food Co., Inc.	52,000	1,535,560
Dreyer's Grand Ice Cream, Inc.	15,500	677,505
Fresh Del Monte Produce Inc.	64,500	1,125,525
General Mills, Inc.	15,400	711,942
Groupe Danone	4,700	543,181
Hain Celestial Group, Inc. (a)	11,400	234,270
Hershey Foods Corp.	21,500	1,518,975
Hormel Foods Corp.	35,900	982,583
International Multifoods Corp. (a)	10,300	216,815
Interstate Bakeries Corp.	10,200	257,346
Kellogg Co.	67,000	2,314,850
Kraft Foods, Inc. Class A	157,500	6,158,250
McCormick & Co., Inc. (non-vtg.)	34,700	1,700,300
Nestle SA ADR	30,000	1,660,800
Sanderson Farms, Inc.	15,000	383,850
Sara Lee Corp.	156,000	3,263,520

	Shares	Value (Note 1)
Sensient Technologies Corp.	11,000	$ 234,190
Tootsie Roll Industries, Inc.	4,000	177,400
Tyson Foods, Inc. Class A	60,000	779,400
Unilever NV (NY Shares)	98,000	5,711,440
Wm. Wrigley Jr. Co.	35,400	1,983,816
TOTAL FOOD PRODUCTS		39,855,719
HOTELS, RESTAURANTS & LEISURE - 13.7%
Applebee's International, Inc.	29,000	1,046,320
Bob Evans Farms, Inc.	7,600	210,748
Brinker International, Inc. (a)	29,000	995,860
CBRL Group, Inc.	3,500	107,415
CEC Entertainment, Inc. (a)	4,800	230,880
Cheesecake Factory, Inc. (a)	6,000	204,660
Darden Restaurants, Inc.	40,000	1,691,200
McDonald's Corp.	237,000	6,185,700
Outback Steakhouse, Inc. (a)	16,500	588,390
Ruby Tuesday, Inc.	21,200	428,240
Starbucks Corp. (a)	85,000	1,955,850
Tricon Global Restaurants, Inc. (a)	34,000	2,010,420
Wendy's International, Inc.	23,500	728,735
TOTAL HOTELS, RESTAURANTS & LEISURE		16,384,418
TOBACCO - 8.9%
Loews Corp. - Carolina Group	17,000	505,750
Philip Morris Companies, Inc.	110,000	5,792,600
RJ Reynolds Tobacco Holdings, Inc.	38,000	2,494,700
Universal Corp.	6,500	238,680
UST, Inc.	45,900	1,600,074
TOTAL TOBACCO		10,631,804
TOTAL COMMON STOCKS (Cost $91,103,099)		105,336,732
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 1.83% (b) (Cost $6,439,315)	6,439,315	6,439,315
TOTAL INVESTMENT PORTFOLIO - 93.2% (Cost $97,542,414)		111,776,047
NET OTHER ASSETS - 6.8%		8,204,024
NET ASSETS - 100%		$ 119,980,071
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $329,737,381 and $339,079,498, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,600 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $99,059,129. Net unrealized appreciation aggregated $12,716,918, of which $14,505,609 related to appreciated investment securities and $1,788,691 related to depreciated investment securities.

The fund hereby designates approximately $11,066,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (cost $97,542,414) - See accompanying schedule		$ 111,776,047
Receivable for investments sold		10,526,631
Receivable for fund shares sold		1,593,011
Dividends receivable		114,075
Interest receivable		12,093
Redemption fees receivable		27
Total assets		124,021,884
Liabilities
Payable for investments purchased	$ 3,884,657
Payable for fund shares redeemed	54,653
Accrued management fee	54,376
Other payables and accrued expenses	48,127
Total liabilities		4,041,813
Net Assets		$ 119,980,071
Net Assets consist of:
Paid in capital		$ 102,419,664
Undistributed net investment income		376,265
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,951,295
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,232,847
Net Assets, for 2,685,566 shares outstanding		$ 119,980,071
Net Asset Value and redemption price per share ($119,980,071 ÷ 2,685,566 shares)		$ 44.68
Maximum offering price per share (100/97.00 of $44.68)		$ 46.06

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 1,832,492
Interest		330,456
Security lending		16,774
Total income		2,179,722
Expenses
Management fee	$ 658,186
Transfer agent fees	586,447
Accounting and security lending fees	75,219
Non-interested trustees' compensation	382
Custodian fees and expenses	15,400
Registration fees	36,080
Audit	16,310
Legal	1,000
Miscellaneous	18,845
Total expenses before reductions	1,407,869
Expense reductions	(119,561)	1,288,308
Net investment income (loss)		891,414
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	10,976,729
Foreign currency transactions	110
Total net realized gain (loss)		10,976,839
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,178,457)
Assets and liabilities in foreign currencies	(94)
Total change in net unrealized appreciation (depreciation)		(5,178,551)
Net gain (loss)		5,798,288
Net increase (decrease) in net assets resulting from operations		$ 6,689,702
Other Information Sales charges paid to FDC		$ 152,304
Deferred sales charges withheld by FDC		$ 1,238
Exchange fees withheld by FSC		$ 6,128

See accompanying notes which are an integral part of the financial statements.

Annual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 891,414	$ 1,185,581
Net realized gain (loss)	10,976,839	4,351,425
Change in net unrealized appreciation (depreciation)	(5,178,551)	30,518,589
Net increase (decrease) in net assets resulting from operations	6,689,702	36,055,595
Distributions to shareholders from net investment income	(515,262)	(1,180,679)
Distributions to shareholders from net realized gain	(10,555,659)	-
Total distributions	(11,070,921)	(1,180,679)
Share transactions Net proceeds from sales of shares	86,389,617	155,000,267
Reinvestment of distributions	10,450,330	1,120,304
Cost of shares redeemed	(92,327,035)	(149,763,878)
Net increase (decrease) in net assets resulting from share transactions	4,512,912	6,356,693
Redemption fees	79,709	249,268
Total increase (decrease) in net assets	211,402	41,480,877
Net Assets
Beginning of period	119,768,669	78,287,792
End of period (including undistributed net investment income of $376,265 and undistributed net investment income of $1,605, respectively)	$ 119,980,071	$ 119,768,669
Other Information Shares
Sold	1,929,683	3,736,972
Issued in reinvestment of distributions	249,108	24,728
Redeemed	(2,096,463)	(3,613,883)
Net increase (decrease)	82,328	147,817

Financial Highlights

Years ended February 28,	2002	2001	2000 F	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 46.01	$ 31.88	$ 46.92	$ 48.81	$ 44.53
Income from Investment Operations
Net investment income (loss) C	.34	.44	.42 E	.21	.33
Net realized and unrealized gain (loss)	2.79	13.96	(13.07)	3.50	9.22
Total from investment operations	3.13	14.40	(12.65)	3.71	9.55
Distributions from net investment income	(.21)	(.36)	(.42)	(.16)	(.37)
Distributions from net realized gain	(4.28)	-	(1.79)	(5.47)	(4.95)
Distributions in excess of net realized gain	-	-	(.21)	-	-
Total distributions	(4.49)	(.36)	(2.42)	(5.63)	(5.32)
Redemption fees added to paid in capital C	.03	.09	.03	.03	.05
Net asset value, end of period	$ 44.68	$ 46.01	$ 31.88	$ 46.92	$ 48.81
Total Return A, B	7.76%	45.47%	(27.86)%	7.83%	23.58%
Ratios to Average Net Assets D
Expenses before expense reductions	1.24%	1.28%	1.31%	1.31%	1.49%
Expenses net of voluntary waivers, if any	1.24%	1.28%	1.31%	1.31%	1.49%
Expenses net of all reductions	1.14%	1.24%	1.29%	1.29%	1.48%
Net investment income (loss)	.79%	1.07%	1.00%	.45%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,980	$ 119,769	$ 78,288	$ 206,007	$ 250,567
Portfolio turnover rate	315%	151%	38%	68%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Investment income per share reflects a special dividend which amounted to $.28 per share. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-7.02%	88.68%	302.81%
Select Leisure (load adj.)	-9.81%	83.02%	290.72%
S&P 500	-9.51%	50.03%	228.19%
GS Consumer Industries	4.23%	63.01%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-7.02%	13.54%	14.95%
Select Leisure (load adj.)	-9.81%	12.85%	14.60%
S&P 500	-9.51%	8.54%	12.66%
GS Consumer Industries	4.23%	10.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $39,072 - a 290.72% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	6.7
AT&T Corp.	4.9
Comcast Corp. Class A (special)	4.6
AOL Time Warner, Inc.	4.5
Fox Entertainment Group, Inc. Class A	4.5
Harrah's Entertainment, Inc.	4.3
Omnicom Group, Inc.	3.8
Clear Channel Communications, Inc.	3.8
McDonald's Corp.	3.6
Liberty Media Corp. Class A	2.7
43.4
Top Industries as of February 28, 2002
% of fund's net assets
Media	60.6%
Hotels, Restaurants & Leisure	21.6%
Diversified Telecommunication Services	4.9%
Commercial Services & Supplies	3.4%
Leisure Equipment & Products	1.8%
All Others *	7.7%
* Includes short-term investments and net other assets.

Annual Report

Leisure Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Charles Hebard (left), who managed Fidelity Select Leisure Portfolio during the period covered by this report, with additional comments from Alexander Sacerdote (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Charles?

C.H. For the 12-month period that ended February 28, 2002, the fund fell 7.02%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - was up 4.23%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 9.51% during the same time period.

Q. Why did the fund outperform the S&P 500 index, but underperform its Goldman Sachs benchmark?

C.H. The fund invests in a relatively narrow range of leisure stocks, with a significant proportion invested in companies whose performance is tied to advertising activity. Most advertising-related companies had a difficult time during the period as the economy slowed and advertising activity declined. The S&P 500 index - which invests in an even broader range of stocks, including large-cap technology stocks - had much higher exposure to the economic slowdown, hurting its performance to an even greater degree. In contrast, compared to the fund, the Goldman Sachs index held a large component of defensive consumer staple stocks, which performed relatively well during the past year.

Q. What was your strategy during the period?

C.H. I added significantly to the fund's gaming stock holdings - typically casino operators and slot machine manufacturers - particularly during the latter half of the period. They were cheap and I believed the market underestimated their staying power. Travel-related leisure stocks got crushed after September 11. However, the sell-off afforded an opportunity to purchase, at reasonable prices, well-managed companies that owned valuable gaming assets. Gaming operators subsequently recovered nicely, with many stocks doubling in value from their post-September 11 lows. I continued to hold a large number of media stocks - representing the fund's largest industry weighting - but they generally did not do well.

Q. What stocks helped the fund's performance during the period?

C.H. Harrah's, a geographically diversified gaming operator and a top-10 holding, derives only a small portion of its revenues from the fly-in destination markets, which were hurt most by the drop-off in travel in September. However, visitors continued to patronize Harrah's facilities close to home, enabling the company to beat fourth-quarter earnings estimates, and its stock did well. International Game Technology, a manufacturer of slot machines, also enjoyed good stock performance, particularly following September 11. Gannett, a newspaper publisher, was able to partially offset weaker advertising results with cost savings from workforce reduction and lower newsprint prices. As a result, the stock performed nicely.

Q. What stocks detracted from performance?

C.H. Along with most media companies, top-10 holdings Viacom, AOL Time Warner and Clear Channel were hurt by a deceleration in advertising activity. Their stocks were very volatile as investors bought them in anticipation of a recovery in advertising activity, only to sell them again as it became apparent that the slowdown would be a protracted one. Disney was hurt by the advertising slowdown, as well as the drop-off in theme park attendance when people substituted less-expensive vacation alternatives to higher-priced Disney resorts as the economy slowed.

Q. Turning to you, Alex, what's your outlook for the fund?

A.S. I'm relatively optimistic. There are several strong consumer franchises in this sector that held up remarkably well through the downturn and continued to generate strong profits and cash flow. In addition, most companies made tough decisions about their cost structures in 2001 that could pay off in 2002. There are encouraging signs of an improving economy in 2002, and we already are seeing a firming in the advertising market. The consumer has been remarkably resilient through the economic slowdown and, with better macroeconomic conditions, there is a greater likelihood that this could continue. The combination of a stronger economic backdrop, lower cost structures and very solid franchises could lead to above-average profit growth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: May 8, 1984

Fund number: 062

Trading symbol: FDLSX

Size: as of February 28, 2002, more than
$211 million

Manager: Alexander Sacerdote, since March 2002; analyst, various industries, since 1999; joined Fidelity in 1998

Annual Report

Leisure Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
AUTOMOBILES - 0.3%
Harley-Davidson, Inc.	14,000	$ 717,640
COMMERCIAL SERVICES & SUPPLIES - 3.4%
Arbitron, Inc. (a)	15,740	484,792
Cendant Corp. (a)	286,700	4,991,447
Dun & Bradstreet Corp. (a)	28,250	1,107,400
R.R. Donnelley & Sons Co.	17,300	494,953
TOTAL COMMERCIAL SERVICES & SUPPLIES		7,078,592
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.9%
AT&T Corp.	662,100	10,289,034
HOTELS, RESTAURANTS & LEISURE - 21.6%
Brinker International, Inc. (a)	81,850	2,810,729
Carnival Corp.	23,800	649,502
CEC Entertainment, Inc. (a)	17,250	829,725
Cheesecake Factory, Inc. (a)	25,325	863,836
Darden Restaurants, Inc.	26,900	1,137,332
Harrah's Entertainment, Inc. (a)	221,600	8,961,504
International Game Technology (a)	41,500	2,802,080
Jack in the Box, Inc. (a)	17,600	500,720
Mandalay Resort Group (a)	33,500	981,550
Marriott International, Inc. Class A	36,400	1,436,708
McDonald's Corp.	288,000	7,516,800
MGM Mirage, Inc. (a)	107,900	3,711,760
Outback Steakhouse, Inc. (a)	28,750	1,025,225
Park Place Entertainment Corp. (a)	93,400	912,518
Six Flags, Inc. (a)	198,900	2,933,775
Starwood Hotels & Resorts Worldwide, Inc. unit	130,600	4,701,600
Tricon Global Restaurants, Inc. (a)	57,000	3,370,410
WMS Industries, Inc. (a)	30,000	509,100
TOTAL HOTELS, RESTAURANTS & LEISURE		45,654,874
INTERNET SOFTWARE & SERVICES - 0.1%
Yahoo!, Inc. (a)	21,100	305,106
LEISURE EQUIPMENT & PRODUCTS - 1.8%
Brunswick Corp.	65,500	1,767,845
Callaway Golf Co.	20,400	379,644
Mattel, Inc.	84,900	1,608,855
TOTAL LEISURE EQUIPMENT & PRODUCTS		3,756,344

	Shares	Value (Note 1)
MEDIA - 60.6%
AOL Time Warner, Inc. (a)	381,704	$ 9,466,259
Cablevision Systems Corp. - NY Group Class A (a)	4,300	154,370
Charter Communications, Inc. Class A (a)	142,300	1,479,920
Clear Channel Communications, Inc. (a)	171,641	8,001,903
Comcast Corp. Class A (special) (a)	284,200	9,625,854
Cox Communications, Inc. Class A (a)	124,587	4,591,031
E.W. Scripps Co. Class A	62,000	4,662,400
EchoStar Communications Corp. Class A (a)	103,200	2,695,584
Fox Entertainment Group, Inc. Class A (a)	422,200	9,415,060
Gannett Co., Inc.	56,700	4,319,406
Gemstar-TV Guide International, Inc. (a)	141,700	2,591,693
General Motors Corp. Class H (a)	292,200	4,309,950
Harte-Hanks, Inc.	12,000	363,000
Hearst-Argyle Television, Inc. (a)	47,900	989,135
Interpublic Group of Companies, Inc.	198,644	5,403,117
Knight-Ridder, Inc.	12,800	862,720
Lamar Advertising Co. Class A (a)	17,200	686,108
Liberty Media Corp. Class A (a)	449,188	5,749,606
McGraw-Hill Companies, Inc.	80,100	5,270,580
Meredith Corp.	22,800	899,688
Metro-Goldwyn-Mayer, Inc. (a)	37,600	646,720
News Corp. Ltd. ADR	121,200	3,100,296
Omnicom Group, Inc.	86,300	8,072,502
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	185,100	3,030,087
Radio One, Inc. Class D (non-vtg.) (a)	71,200	1,263,800
Reader's Digest Association, Inc. Class A (non-vtg.)	22,200	463,536
The New York Times Co. Class A	91,200	4,003,680
Tribune Co.	99,700	4,269,154
Univision Communications, Inc. Class A (a)	78,300	3,229,092
USA Networks, Inc. (a)	62,500	1,847,500
Viacom, Inc. Class B (non-vtg.) (a)	304,096	14,155,669
Walt Disney Co.	65,256	1,500,888
Westwood One, Inc. (a)	21,300	761,901
WPP Group PLC sponsored ADR	60	3,169
TOTAL MEDIA		127,885,378
TEXTILES & APPAREL - 1.1%
NIKE, Inc. Class B	39,400	2,319,084
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
American Tower Corp. Class A (a)	123,500	597,740
TOTAL COMMON STOCKS (Cost $171,465,388)		198,603,792
Money Market Funds - 9.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	13,062,961	$ 13,062,961
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	6,648,400	6,648,400
TOTAL MONEY MARKET FUNDS (Cost $19,711,361)		19,711,361
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $191,176,749)		218,315,153
NET OTHER ASSETS - (3.4)%		(7,260,590)
NET ASSETS - 100%		$ 211,054,563
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $138,906,391 and $166,215,240, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,379 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $192,776,530. Net unrealized appreciation aggregated $25,538,623, of which $45,436,695 related to appreciated investment securities and $19,898,072 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $18,825,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $2,664,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $6,353,508) (cost $191,176,749) - See accompanying schedule		$ 218,315,153
Receivable for fund shares sold		273,445
Dividends receivable		82,432
Interest receivable		16,607
Redemption fees receivable		62
Other receivables		1,226
Total assets		218,688,925
Liabilities
Payable for fund shares redeemed	$ 776,737
Accrued management fee	104,177
Other payables and accrued expenses	105,048
Collateral on securities loaned, at value	6,648,400
Total liabilities		7,634,362
Net Assets		$ 211,054,563
Net Assets consist of:
Paid in capital		$ 207,398,307
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,481,858)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		27,138,114
Net Assets, for 3,427,970 shares outstanding		$ 211,054,563
Net Asset Value and redemption price per share ($211,054,563 ÷ 3,427,970 shares)		$ 61.57
Maximum offering price per share (100/97.00 of $61.57)		$ 63.47

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 1,010,334
Interest		572,248
Security lending		11,506
Total income		1,594,088
Expenses
Management fee	$ 1,442,086
Transfer agent fees	1,095,822
Accounting and security lending fees	163,953
Non-interested trustees' compensation	896
Custodian fees and expenses	11,405
Registration fees	35,014
Audit	18,118
Legal	2,337
Miscellaneous	27,603
Total expenses before reductions	2,797,234
Expense reductions	(61,652)	2,735,582
Net investment income (loss)		(1,141,494)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(17,125,554)
Foreign currency transactions	24
Total net realized gain (loss)		(17,125,530)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(9,885,889)
Assets and liabilities in foreign currencies	45
Total change in net unrealized appreciation (depreciation)		(9,885,844)
Net gain (loss)		(27,011,374)
Net increase (decrease) in net assets resulting from operations		$ (28,152,868)
Other Information Sales charges paid to FDC		$ 242,275
Deferred sales charges withheld by FDC		$ 9,136
Exchange fees withheld by FSC		$ 13,838

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,141,494)	$ (396,435)
Net realized gain (loss)	(17,125,530)	(4,473,201)
Change in net unrealized appreciation (depreciation)	(9,885,844)	(31,646,422)
Net increase (decrease) in net assets resulting from operations	(28,152,868)	(36,516,058)
Distributions to shareholders from net realized gain	-	(35,092,771)
Share transactions Net proceeds from sales of shares	154,206,043	124,653,987
Reinvestment of distributions	-	33,599,839
Cost of shares redeemed	(184,903,820)	(131,297,770)
Net increase (decrease) in net assets resulting from share transactions	(30,697,777)	26,956,056
Redemption fees	56,980	153,356
Total increase (decrease) in net assets	(58,793,665)	(44,499,417)
Net Assets
Beginning of period	269,848,228	314,347,645
End of period	$ 211,054,563	$ 269,848,228
Other Information Shares
Sold	2,369,077	1,754,955
Issued in reinvestment of distributions	-	424,938
Redeemed	(3,016,032)	(1,815,094)
Net increase (decrease)	(646,955)	364,799

Financial Highlights

Years ended February 28,	2002	2001	2000 F	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 66.22	$ 84.73	$ 81.44	$ 62.30	$ 47.83
Income from Investment Operations
Net investment income (loss) C	(.29)	(.11)	(.28) E	(.27)	(.25)
Net realized and unrealized gain (loss)	(4.37)	(8.52)	11.58	22.78	21.10
Total from investment operations	(4.66)	(8.63)	11.30	22.51	20.85
Distributions from net realized gain	-	(9.92)	(8.15)	(3.44)	(6.46)
Redemption fees added to paid in capital C	.01	.04	.14	.07	.08
Net asset value, end of period	$ 61.57	$ 66.22	$ 84.73	$ 81.44	$ 62.30
Total Return A, B	(7.02)%	(12.04)%	13.89%	37.54%	47.29%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	1.12%	1.15%	1.26%	1.44%
Expenses net of voluntary waivers, if any	1.12%	1.12%	1.15%	1.26%	1.44%
Expenses net of all reductions	1.09%	1.12%	1.12%	1.24%	1.39%
Net investment income (loss)	(.46)%	(.15)%	(.32)%	(.40)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 211,055	$ 269,848	$ 314,348	$ 346,139	$ 257,199
Portfolio turnover rate	60%	71%	120%	107%	209%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Investment income per share reflects a special dividend which amounted to $.04 per share. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-10.81%	90.63%	307.08%
Select Multimedia (load adj.)	-13.48%	84.91%	294.86%
S&P 500	-9.51%	50.03%	228.19%
GS Consumer Industries	4.23%	63.01%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-10.81%	13.77%	15.07%
Select Multimedia (load adj.)	-13.48%	13.08%	14.72%
S&P 500	-9.51%	8.54%	12.66%
GS Consumer Industries	4.23%	10.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1992 and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $39,486 - a 294.86% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	7.9
AOL Time Warner, Inc.	6.5
Omnicom Group, Inc.	6.4
Comcast Corp. Class A (special)	6.1
AT&T Corp.	6.0
Liberty Media Corp. Class A	5.8
Cox Communications, Inc. Class A	5.4
Tribune Co.	4.8
Clear Channel Communications, Inc.	4.6
Yahoo!, Inc.	3.7
57.2
Top Industries as of February 28, 2002
% of fund's net assets
Media	81.3%
Diversified Telecom- munication Services	6.0%
Internet Software & Services	5.2%
Commercial Services & Supplies	1.0%
Internet & Catalog Retail	0.5%
All Others*	6.0%
* Includes short-term investments and net other assets.

Annual Report

Multimedia Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Victor Thay (left), who managed Fidelity Select Multimedia Portfolio for the period covered by this report, with additional comments from Brian Kennedy (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Victor?

V.T. For the 12 months ending February 28, 2002, the fund returned -10.81%, compared with -9.51% for the Standard & Poor's 500 Index. The Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - finished with a return of 4.23%.

Q. What caused the fund to underperform its indexes?

V.T. Versus the Goldman Sachs index, the fund was hampered by its higher concentration of advertising and media stocks, which were hurt badly by the fallout from September 11. The terrorist attacks occurred at a particularly vulnerable time of year for advertising companies, as early fall is when they do a lot of their planning and campaign creation. When the attacks occurred, advertising virtually ground to a halt for several weeks and recovered slowly thereafter. Another negative influence on performance compared with the Goldman Sachs index was the fund's lighter emphasis on retail stocks, which held up relatively well due to resilient consumer spending aided by falling interest rates. Versus the S&P 500, the fund suffered from its lower exposure to some of the broader market's stronger sectors, such as consumer staples, health care and financial services.

Q. How did you respond to September 11?

V.T. The fund's positioning remained similar to what it was before the tragedy. However, I did reduce some of our exposure to theme parks on the assumption that people would be less inclined to plan vacations that involved air travel to well-known, crowded venues. Additionally, I was more cautious about owning the stocks of companies with high levels of debt, as the ability of those companies to refinance and otherwise manage their debt appeared less certain in light of the scaled-back economic forecasts resulting from September 11.

Q. What stocks made positive contributions to the fund's performance?

V.T. Debt-rating service Moody's was the fund's top contributor. After the company was spun off by Dun & Bradstreet, its stock went unnoticed by many investors, but Moody's stable earnings growth eventually won many converts. I sold Moody's when its price appreciation made it less of a bargain. Playboy Enterprises was another holding that aided perform-ance. The company's core magazine franchise was remarkably recession-resistant, and its stock dipped below private market value, making it a bargain in my view. Subsequent favorable price action confirmed my decision to add Playboy to the fund. Gannett benefited from avid news-paper readership following September 11 and especially from strong ad revenues for its USA Today publication.

Q. Which stocks held back performance?

V.T. AOL Time Warner was one notable detractor. Internet advertising overall was hit very hard by the soft economy, and the company also was forced to shut down three magazines in its publishing division. Gemstar-TV Guide International was another lackluster performer. The stock suffered from concerns that subscriber growth would slow for its digital programming guide for cable television. Additionally, the company was involved in litigation with Echostar Communications over the validity of some patents for its programming guide. General Motors Class H (GMH), the tracking stock for the Hughes Electronics subsidiary of General Motors, also detracted from performance. The company agreed to be acquired by Echostar Communications, but delays in the negotiations, potential regulatory hurdles for the deal and mediocre financial results sent GMH lower. Finally, radio and outdoor advertising play Clear Channel Communications was a victim of the advertising slump, while AT&T struggled due to weak demand for its long-distance service and significant restructuring costs.

Q. Turning to you, Brian, what's your outlook?

B.K. The fund currently has a strong representation of holdings that should benefit from an economic recovery and the accompanying rebound in ad revenues. Later in the year, if the recovery has materialized as expected and the valuations of advertising-sensitive names move up as I anticipate, I might decrease the fund's leverage to the ad cycle and look for media names that will grow more independently of it. In this latter category, some of my selection criteria would be businesses that have long-term barriers to entry, unique media assets, improving business models and strong cash flows.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 503

Trading symbol: FBMPX

Size: as of February 28, 2002, more than
$140 million.

Manager: Brian Kennedy, since March 2002; analyst, building products and materials, homebuilding and software industries, since 1997; joined Fidelity in 1997

Annual Report

Multimedia Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Banta Corp.	39,700	$ 1,325,186
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.0%
AT&T Corp.	538,800	8,372,952
HOTELS, RESTAURANTS & LEISURE - 0.0%
Six Flags, Inc. (a)	400	5,900
INTERNET & CATALOG RETAIL - 0.5%
Shop At Home, Inc. (a)	275,000	742,500
INTERNET SOFTWARE & SERVICES - 5.2%
CNET Networks, Inc. (a)	10,000	47,600
Overture Services, Inc. (a)	68,900	2,084,914
Yahoo!, Inc. (a)	360,000	5,205,600
TOTAL INTERNET SOFTWARE & SERVICES		7,338,114
MEDIA - 80.0%
AOL Time Warner, Inc. (a)	365,225	9,057,580
Astral Media, Inc. Class A (non-vtg.)	4,600	138,098
CanWest Global Communications Corp. (sub. vtg.)	137,500	999,797
Clear Channel Communications, Inc. (a)	138,726	6,467,406
Comcast Corp. Class A (special) (a)	253,000	8,569,110
Corus Entertainment, Inc. Class B (a)	64,200	1,302,272
Cox Communications, Inc. Class A (a)	203,660	7,504,871
E.W. Scripps Co. Class A	62,700	4,715,040
EchoStar Communications Corp. Class A (a)	135,900	3,549,708
EMAP PLC	70,000	674,444
Entravision Communications Corp. Class A (a)	15,000	229,500
Fox Entertainment Group, Inc. Class A (a)	217,500	4,850,250
Gannett Co., Inc.	28,700	2,186,366
Gemstar-TV Guide International, Inc. (a)	171,900	3,144,051
General Motors Corp. Class H (a)	100,000	1,475,000
Grupo Radio Centro SA de CV sponsored ADR	9,400	50,854
Hearst-Argyle Television, Inc. (a)	8,000	165,200
Hispanic Broadcasting Corp. (a)	7,200	187,704
Lamar Advertising Co. Class A (a)	51,600	2,058,324
Liberty Media Corp. Class A (a)	631,292	8,080,538
McGraw-Hill Companies, Inc.	20,500	1,348,900
Meredith Corp.	13,500	532,710
News Corp. Ltd. ADR	27,200	695,776
Omnicom Group, Inc.	95,800	8,961,132
Paxson Communications Corp. Class A (a)	15,000	154,500
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	210,600	3,447,522
Radio One, Inc. Class D (non-vtg.) (a)	109,500	1,943,625
Sinclair Broadcast Group, Inc. Class A (a)	15,000	172,650

	Shares	Value (Note 1)
The New York Times Co. Class A	89,600	$ 3,933,440
TMP Worldwide, Inc. (a)	15,600	435,552
Tribune Co.	158,000	6,765,560
Univision Communications, Inc. Class A (a)	28,800	1,187,712
USA Networks, Inc. (a)	158,500	4,685,260
Viacom, Inc. Class B (non-vtg.) (a)	236,496	11,008,888
Westwood One, Inc. (a)	37,900	1,355,683
TOTAL MEDIA		112,035,023
TOTAL COMMON STOCKS (Cost $110,976,837)		129,819,675
Convertible Bonds - 1.3%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 1.3%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $2,000,000)	Caa1	$ 2,000,000	1,780,000
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	7,427,081	7,427,081
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	1,323,000	1,323,000
TOTAL MONEY MARKET FUNDS (Cost $8,750,081)		8,750,081
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $121,726,918)		140,349,756
NET OTHER ASSETS - (0.2)%		(279,390)
NET ASSETS - 100%		$ 140,070,366
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,780,000 or 1.3% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $120,124,070 and $184,453,122, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,112 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $122,465,760. Net unrealized appreciation aggregated $17,883,996, of which $27,016,364 related to appreciated investment securities and $9,132,368 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $18,394,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $886,690) (cost $121,726,918) - See accompanying schedule		$ 140,349,756
Receivable for investments sold		3,675,741
Receivable for fund shares sold		176,551
Dividends receivable		46,882
Interest receivable		45,991
Other receivables		1,211
Total assets		144,296,132
Liabilities
Payable for investments purchased	$ 2,520,364
Payable for fund shares redeemed	250,412
Accrued management fee	66,488
Other payables and accrued expenses	65,502
Collateral on securities loaned, at value	1,323,000
Total liabilities		4,225,766
Net Assets		$ 140,070,366
Net Assets consist of:
Paid in capital		$ 140,546,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,101,957)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,626,242
Net Assets, for 3,747,148 shares outstanding		$ 140,070,366
Net Asset Value and redemption price per share ($140,070,366 ÷ 3,747,148 shares)		$ 37.38
Maximum offering price per share (100/97.00 of $37.38)		$ 38.54

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 603,859
Interest		487,760
Security lending		15,323
Total income		1,106,942
Expenses
Management fee	$ 996,254
Transfer agent fees	773,425
Accounting and security lending fees	113,765
Non-interested trustees' compensation	618
Custodian fees and expenses	11,078
Registration fees	24,618
Audit	16,789
Legal	1,820
Miscellaneous	21,369
Total expenses before reductions	1,959,736
Expense reductions	(63,176)	1,896,560
Net investment income (loss)		(789,618)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(18,867,250)
Foreign currency transactions	6,311
Total net realized gain (loss)		(18,860,939)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,633,129)
Assets and liabilities in foreign currencies	3,440
Total change in net unrealized appreciation (depreciation)		(4,629,689)
Net gain (loss)		(23,490,628)
Net increase (decrease) in net assets resulting from operations		$ (24,280,246)
Other Information Sales charges paid to FDC		$ 141,626
Deferred sales charges withheld by FDC		$ 1,049
Exchange fees withheld by FSC		$ 9,503

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (789,618)	$ (300,672)
Net realized gain (loss)	(18,860,939)	9,414,966
Change in net unrealized appreciation (depreciation)	(4,629,689)	(44,796,474)
Net increase (decrease) in net assets resulting from operations	(24,280,246)	(35,682,180)
Distributions to shareholders from net realized gain	-	(17,570,962)
Share transactions Net proceeds from sales of shares	71,906,631	175,106,656
Reinvestment of distributions	-	17,084,275
Cost of shares redeemed	(143,373,220)	(141,924,829)
Net increase (decrease) in net assets resulting from share transactions	(71,466,589)	50,266,102
Redemption fees	56,285	136,256
Total increase (decrease) in net assets	(95,690,550)	(2,850,784)
Net Assets
Beginning of period	235,760,916	238,611,700
End of period	$ 140,070,366	$ 235,760,916
Other Information Shares
Sold	1,749,810	3,796,664
Issued in reinvestment of distributions	-	384,015
Redeemed	(3,628,715)	(3,024,250)
Net increase (decrease)	(1,878,905)	1,156,429

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 41.91	$ 53.39	$ 43.13	$ 33.58	$ 24.91
Income from Investment Operations
Net investment income (loss) C	(.18)	(.06)	(.16)	(.19)	(.17)
Net realized and unrealized gain (loss)	(4.36)	(7.29)	11.90	11.85	10.30
Total from investment operations	(4.54)	(7.35)	11.74	11.66	10.13
Distributions from net realized gain	-	(4.16)	(1.57)	(2.19)	(1.52)
Redemption fees added to paid in capital C	.01	.03	.09	.08	.06
Net asset value, end of period	$ 37.38	$ 41.91	$ 53.39	$ 43.13	$ 33.58
Total Return A, B	(10.81)%	(13.97)%	27.62%	36.68%	42.42%
Ratios to Average Net Assets D
Expenses before expense reductions	1.13%	1.13%	1.17%	1.35%	1.75%
Expenses net of voluntary waivers, if any	1.13%	1.13%	1.17%	1.35%	1.75%
Expenses net of all reductions	1.10%	1.12%	1.15%	1.33%	1.71%
Net investment income (loss)	(.46)%	(.14)%	(.32)%	(.52)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,070	$ 235,761	$ 238,612	$ 159,730	$ 115,485
Portfolio turnover rate	74%	73%	76%	109%	219%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Retailing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-6.85%	80.51%	198.53%
Select Retailing (load adj.)	-9.64%	75.10%	189.57%
S&P 500	-9.51%	50.03%	228.19%
GS Consumer Industries	4.23%	63.01%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-6.85%	12.54%	11.56%
Select Retailing (load adj.)	-9.64%	11.86%	11.22%
S&P 500	-9.51%	8.54%	12.66%
GS Consumer Industries	4.23%	10.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $28,957 - a 189.57% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Wal-Mart Stores, Inc.	8.0
Target Corp.	7.1
Lowe's Companies, Inc.	7.1
Kohls Corp.	6.2
Home Depot, Inc.	5.5
Best Buy Co., Inc.	5.1
Walgreen Co.	4.5
Costco Wholesale Corp.	3.7
Bed Bath & Beyond, Inc.	3.4
Chico's FAS, Inc.	2.8
53.4
Top Industries as of February 28, 2002
% of fund's net assets
Specialty Retail	38.9%
Multiline Retail	32.7%
Food & Drug Retailing	10.6%
Hotels, Restaurants & Leisure	6.5%
Textiles & Apparel	1.9%
All Others*	9.4%
* Includes short-term investments and net other assets.

Annual Report

Retailing Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Steve Calhoun (left), who managed Fidelity Select Retailing Portfolio for most of the period covered by this report, with additional comments from Brian Hanson (right), who became manager of the fund on February 1, 2002.

Q. How did the fund perform, Steve?

S.C. For the 12 months that ended February 28, 2002, the fund declined 6.85%. For the same period, the Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - gained 4.23%, while the Standard & Poor's 500 Index fell 9.51%.

Q. What hurt retailers' performance in the past year?

S.C. The market environment was characterized by falling interest rates, lower energy prices and federal tax rebates. Consumers reacted to these conditions with spending that focused on consumer staples and discount items. The economic uncertainty that prevailed throughout much of the period was reflected as consumers limited their discretionary spending. Amidst this backdrop, some retailers were able to post impressive quarterly results, especially when compared to the previous year. However, the market was not as kind to leveraged retailers trying to improve sales while maintaining a high level of debt service.

Q. Why did the fund underperform the Goldman Sachs index, but not the S&P 500?

S.C. Relative to the Goldman Sachs index, the fund was heavily overweighted in retail stocks, which declined during the year. Meanwhile, the Goldman Sachs index holds a greater proportion of consumer durables, such as automobiles, that benefited from consumers flocking to dealers to take advantage of low-interest financing. Relative to the S&P 500, the fund was insulated from the volatile technology and telecommunications sectors that hurt the broader market's return.

Q. What investment strategy did you pursue during the period?

S.C. I focused on companies with market leadership within their categories - such as Wal-Mart, Lowe's and Kohls among multi-line retailers; Walgreen's in food & drugs; and Bed Bath & Beyond in the specialty market. All of these companies had strong earnings and continued to demonstrate impressive growth and sound management. In addition, there were some smaller firms that showed impressive growth within their niches. For example, Whole Foods Market continued its above-average performance in the organic foods area of the grocery business.

Q. What stocks benefited performance?

S.C. Wal-Mart, Lowe's and Best Buy were the biggest contributors to performance. Wal-Mart demonstrated favorable same-store sales growth while continuing to expand nationwide. Falling interest rates helped home improvement retailers such as Lowe's. Lower interest rates allowed consumers to refinance their mortgages and many of them used the money for home improvements. Electronics retailer Best Buy continued to attract consumers who bought digital and electronic products. Whole Foods Market capitalized on the growing consumer acceptance of organic foods and other natural products.

Q. What stocks were disappointing?

S.C. Restrained consumer spending and uncertain economic conditions made the situation extremely difficult for retailers that were trying to implement a turnaround strategy. Companies such as drugstore chain Rite Aid and Kmart struggled to improve sales while trying to maintain a high level of debt. In addition, some specialty retailers were hurt as consumers continued to limit their discretionary spending.

Q. Turning to you, Brian, what's your outlook for the coming months?

B.H. The outlook for the retail sector is very much dependent on the future direction of the economy. Recent data suggests that the economy is stabilizing and could be poised for recovery later this year, but unemployment rates and consumer debt levels still remain key issues. Whenever the economy does rebound, there is still the question of how strong the recovery will be. Answers to these important questions will determine the direction of the retail sector in the months ahead. I have positioned the fund to own the best names in the retail sector, those either taking market share, turning around performance through restructuring or that stand to benefit the most from an economic rebound.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 046

Trading symbol: FSRPX

Size: as of February 28, 2002, more than $127 million

Manager: Brian Hanson, since February 2002; manager, Fidelity Select Consumer Industries Portfolio, Fidelity Advisor Consumer Industries Fund and VIP: Consumer Industries Portfolio, since March 2002; Fidelity Select Electronics Portfolio, 2000-2002; joined Fidelity in 1996

Annual Report

Retailing Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
FOOD & DRUG RETAILING - 10.6%
Albertson's, Inc.	29,400	$ 889,644
CVS Corp.	63,700	1,740,284
Duane Reade, Inc. (a)	18,600	582,180
Longs Drug Stores Corp.	16,000	419,200
Rite Aid Corp. (a)	339,900	1,135,266
Walgreen Co.	142,100	5,718,104
Whole Foods Market, Inc. (a)	65,800	2,924,810
TOTAL FOOD & DRUG RETAILING		13,409,488
HOTELS, RESTAURANTS & LEISURE - 6.5%
Brinker International, Inc. (a)	39,000	1,339,260
McDonald's Corp.	45,800	1,195,380
Outback Steakhouse, Inc. (a)	26,700	952,122
P.F. Chang's China Bistro, Inc. (a)	10,900	642,337
Starbucks Corp. (a)	141,000	3,244,410
Wendy's International, Inc.	29,700	920,997
TOTAL HOTELS, RESTAURANTS & LEISURE		8,294,506
INTERNET & CATALOG RETAIL - 1.0%
J. Jill Group, Inc. (a)	53,100	1,229,265
MULTILINE RETAIL - 32.7%
Big Lots, Inc.	54,700	689,220
Costco Wholesale Corp. (a)	112,700	4,650,002
Dillard's, Inc. Class A	12,400	249,240
Dollar Tree Stores, Inc. (a)	33,300	1,066,932
Family Dollar Stores, Inc.	30,900	1,014,756
Federated Department Stores, Inc. (a)	74,800	3,134,868
JCPenney Co., Inc.	54,100	1,057,114
Kohls Corp. (a)	115,600	7,822,652
Saks, Inc. (a)	124,800	1,435,200
Target Corp.	216,600	9,075,540
The May Department Stores Co.	34,500	1,264,080
Wal-Mart Stores, Inc.	164,200	10,182,041
TOTAL MULTILINE RETAIL		41,641,645
SPECIALTY RETAIL - 38.9%
Bed Bath & Beyond, Inc. (a)	129,700	4,331,980
Best Buy Co., Inc. (a)	97,200	6,551,280
Chico's FAS, Inc. (a)	105,800	3,580,272
Christopher & Banks Corp. (a)	20,800	597,792
Circuit City Stores, Inc.:
CarMax Group (a)	52,300	1,398,502
Circuit City Group	72,500	1,296,300
Copart, Inc. (a)	42,450	738,206
Gap, Inc.	263,300	3,151,701
Home Depot, Inc.	139,200	6,960,000
Hot Topic, Inc. (a)	58,500	1,358,955
Intimate Brands, Inc. Class A	128,600	2,485,838
Lowe's Companies, Inc.	198,400	8,977,600

	Shares	Value (Note 1)
Michaels Stores, Inc. (a)	56,800	$ 1,692,640
Pacific Sunwear of California, Inc. (a)	48,800	1,196,576
RadioShack Corp.	20,200	554,288
Talbots, Inc.	24,500	982,695
The Limited, Inc.	125,100	2,253,051
Too, Inc. (a)	43,500	1,346,760
TOTAL SPECIALTY RETAIL		49,454,436
TEXTILES & APPAREL - 1.9%
Coach, Inc. (a)	49,000	2,443,140
TOTAL COMMON STOCKS (Cost $105,394,739)		116,472,480
Money Market Funds - 12.3%

Fidelity Cash Central Fund, 1.83% (b)	9,723,334	9,723,334
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	5,906,000	5,906,000
TOTAL MONEY MARKET FUNDS (Cost $15,629,334)		15,629,334
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $121,024,073)		132,101,814
NET OTHER ASSETS - (3.9)%		(4,907,696)
NET ASSETS - 100%		$ 127,194,118
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $259,006,364 and $222,796,387, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,297 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $121,718,825. Net unrealized appreciation aggregated $10,382,989, of which $13,629,649 related to appreciated investment securities and $3,246,660 related to depreciated investment securities.

The fund hereby designates approximately $2,697,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $2,654,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $2,562,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $5,188,460) (cost $121,024,073) - See accompanying schedule		$ 132,101,814
Receivable for investments sold		2,224,747
Receivable for fund shares sold		2,446,493
Dividends receivable		33,948
Interest receivable		17,599
Redemption fees receivable		941
Other receivables		2,025
Total assets		136,827,567
Liabilities
Payable for investments purchased	$ 2,292,220
Payable for fund shares redeemed	1,326,886
Accrued management fee	59,884
Other payables and accrued expenses	48,459
Collateral on securities loaned, at value	5,906,000
Total liabilities		9,633,449
Net Assets		$ 127,194,118
Net Assets consist of:
Paid in capital		$ 122,022,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,906,441)
Net unrealized appreciation (depreciation) on investments		11,077,741
Net Assets, for 3,052,521 shares outstanding		$ 127,194,118
Net Asset Value and redemption price per share ($127,194,118 ÷ 3,052,521 shares)		$ 41.67
Maximum offering price per share (100/97.00 of $41.67)		$ 42.96

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 263,923
Interest		216,473
Security lending		32,524
Total income		512,920
Expenses
Management fee	$ 480,233
Transfer agent fees	448,733
Accounting and security lending fees	63,958
Non-interested trustees' compensation	254
Custodian fees and expenses	15,016
Registration fees	32,771
Audit	16,808
Legal	745
Miscellaneous	13,746
Total expenses before reductions	1,072,264
Expense reductions	(108,703)	963,561
Net investment income (loss)		(450,641)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,300,810)
Foreign currency transactions	(10,143)
Total net realized gain (loss)		(5,310,953)
Change in net unrealized appreciation (depreciation) on investment securities		(1,030,543)
Net gain (loss)		(6,341,496)
Net increase (decrease) in net assets resulting from operations		$ (6,792,137)
Other Information Sales charges paid to FDC		$ 141,126
Deferred sales charges withheld by FDC		$ 673
Exchange fees withheld by FSC		$ 3,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (450,641)	$ (390,110)
Net realized gain (loss)	(5,310,953)	8,363,845
Change in net unrealized appreciation (depreciation)	(1,030,543)	(7,756,333)
Net increase (decrease) in net assets resulting from operations	(6,792,137)	217,402
Distributions to shareholders from net realized gain	(2,696,929)	(12,751,208)
Share transactions Net proceeds from sales of shares	141,565,060	135,724,964
Reinvestment of distributions	2,576,799	12,166,652
Cost of shares redeemed	(104,512,739)	(114,614,368)
Net increase (decrease) in net assets resulting from share transactions	39,629,120	33,277,248
Redemption fees	166,387	322,540
Total increase (decrease) in net assets	30,306,441	21,065,982
Net Assets
Beginning of period	96,887,677	75,821,695
End of period	$ 127,194,118	$ 96,887,677
Other Information Shares
Sold	3,356,173	2,706,491
Issued in reinvestment of distributions	62,941	246,750
Redeemed	(2,457,308)	(2,366,194)
Net increase (decrease)	961,806	587,047

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 46.34	$ 50.42	$ 67.50	$ 50.04	$ 33.25
Income from Investment Operations
Net investment income (loss) C	(.23)	(.25)	(.39)	(.28)	(.27)
Net realized and unrealized gain (loss)	(3.05)	3.15	(6.72)	18.27	17.14
Total from investment operations	(3.28)	2.90	(7.11)	17.99	16.87
Distributions from net realized gain	(1.47)	(7.18)	(10.13)	(.39)	(.51)
Distributions in excess of net realized gain	-	-	-	(.30)	-
Total distributions	(1.47)	(7.18)	(10.13)	(.69)	(.51)
Redemption fees added to paid in capital C	.08	.20	.16	.16	.43
Net asset value, end of period	$ 41.67	$ 46.34	$ 50.42	$ 67.50	$ 50.04
Total Return A, B	(6.85)%	5.77%	(12.15)%	36.66%	52.61%
Ratios to Average Net Assets D
Expenses before expense reductions	1.29%	1.36%	1.25%	1.25%	1.63%
Expenses net of voluntary waivers, if any	1.29%	1.36%	1.25%	1.25%	1.63%
Expenses net of all reductions	1.16%	1.29%	1.20%	1.22%	1.55%
Net investment income (loss)	(.54)%	(.51)%	(.60)%	(.50)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,194	$ 96,888	$ 75,822	$ 337,513	$ 192,861
Portfolio turnover rate	280%	278%	88%	165%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Air Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	-2.38%	167.16%	289.03%
Select Air Transportation (load adj.)	-5.31%	159.15%	277.36%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	-2.38%	21.72%	14.55%
Select Air Transportation (load adj.)	-5.31%	20.98%	14.20%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $37,736 - a 277.36% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Delta Air Lines, Inc.	8.5
AMR Corp.	7.2
United Parcel Service, Inc. Class B	7.2
Southwest Airlines Co.	6.2
Lockheed Martin Corp.	5.8
United Technologies Corp.	4.4
SkyWest, Inc.	4.3
General Dynamics Corp.	4.3
Boeing Co.	4.1
Continental Airlines, Inc. Class B	3.9
55.9
Top Industries as of February 28, 2002
% of fund's net assets
Airlines	43.2%
Aerospace & Defense	31.7%
Air Freight & Couriers	11.6%
Road & Rail	3.3%
Commercial Services & Supplies	0.8%
All Others*	9.4%
* Includes short-term investments and net other assets.

Annual Report

Air Transportation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan, Portfolio Manager of Fidelity Select Air Transportation Portfolio

Q. How did the fund perform, Matt?

A. For the 12-month period that ended February 28, 2002, the fund declined 2.38%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector - fell 1.78%. During the same period, the Standard & Poor's 500 Index dropped 9.51%.

Q. What factors drove the fund's performance?

A. Having a large exposure to strong-performing defense stocks proved helpful, but those gains were offset by weakness in airline and aerospace stocks. The terrorist attacks on September 11 and the ensuing decline in airline travel drove fund performance in these areas. Airline stocks fell by roughly 30% to 70% in the first full week of trading following the attacks. Among investors' fears were concerns that Americans would shun airline travel for an extended period, and that many companies would go out of business. At the same time, the terrorist attacks spawned the war in Afghanistan, fueling positive sentiment to increase federal defense spending after a 15-year decline and boosting demand for defense stocks. Later in the period, President Bush proposed the highest defense budget increase in two decades, with little opposition.

Q. How did the airline industry handle its crisis?

A. Pretty well. After 9/11, the federal government's $5 billion aid package/$10 billion loan guarantee gave an immediate liquidity boost to struggling airlines, and I think it prevented potential Chapter 11 bankruptcy filings. This bailout also helped alleviate initial fears about the industry's future. The airlines themselves addressed safety concerns through a number of measures, such as building safer cockpits, reconfiguring airport security and allowing more air marshals on flights. Equally as important, airlines slashed prices. As a result, passenger travel rebounded quicker than expected, though it still remained lower than pre-9/11 levels at period end.

Q. What was your strategy during the post-9/11 troubles facing airline stocks?

A. The fund had an overweighting in airline stocks going into September 11, which initially hurt our performance, but I further increased our airline holdings when the stocks fell and became compelling buys. Fortunately, many of these stocks came back very quickly, particularly the regional airlines and national carrier Southwest, both of which I emphasized. Some holdings, such as Southwest and regional carrier Atlantic Coast, even surpassed their pre-9/11 price-levels. As a result, our losses were minimized.

Q. The fund's exposure to General Dynamics - its largest holding six months ago - declined considerably. Why?

A. Although General Dynamics turned out to be a strong performer, I trimmed the fund's position because I found better opportunities. The focus of General Dynamics' defense business is on old-school heavy machinery - ships and combat systems for tanks - areas that I felt wouldn't be primary beneficiaries of the federal spending boost. I felt other companies, such as fund holding Invision Technologies, which specialize in such information gathering technology as radar, bomb detection and surveillance, were likely to experience faster earnings growth.

Q. What stocks stood out as top performers? Which disappointed?

A. After their stocks were pummeled following the attacks, regional airlines Atlantic Coast and SkyWest soared because of the contract nature of their businesses. Simply put, their flight contracts with the larger carriers were viewed as a steady revenue stream. Investors rewarded defense contractor Lockheed Martin, the fund's top performer, for its optimistic outlook for earnings growth and operating margin expansion potential. On the down side, several major airlines including UAL - the parent of United - and AMR - parent of American - were the biggest detractors due to reduced airline travel.

Q. What's ahead for air transportation stocks?

A. I'm fairly optimistic. Airline industry revenues were down 10% on average before September 11, and remained down roughly 25% at the end of February. The industry reduced about 20% of its flight capacity after 9/11, taking many older planes out of operation. At the end of the period, capacity still was down roughly 15%. If this capacity stays on the sidelines, we could see a positive environment for stocks if demand outstrips supply, assuming the economy recovers and airline travel returns to pre-9/11 levels. Such a scenario could allow the airlines to raise prices and could lead to fairly strong earnings growth. The risks to the fund are that the airlines could bring back capacity too fast, or worse, future terrorist incidents occur.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 034

Trading symbol: FSAIX

Size: as of February 28, 2002, more than $67 million

Manager: Matthew Fruhan, since 2001; manager, Fidelity Select Defense and Aerospace Portfolio, since 2001; Fidelity Select Food and Agriculture Portfolio, 1999-2001; analyst, various industries, 1995-1998; joined Fidelity in 1995

Annual Report

Air Transportation Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 31.7%
Boeing Co.	60,100	$ 2,762,196
Bombardier, Inc. Class B (sub. vtg.)	147,700	1,304,428
General Dynamics Corp.	31,500	2,862,720
Goodrich Corp.	84,400	2,519,340
Honeywell International, Inc.	68,200	2,599,784
Invision Technologies, Inc. (a)	5,400	211,194
L-3 Communications Holdings, Inc. (a)	11,400	1,252,290
Lockheed Martin Corp.	68,500	3,864,085
Northrop Grumman Corp.	3,900	417,456
Precision Castparts Corp.	17,800	574,050
United Technologies Corp.	40,300	2,939,885
TOTAL AEROSPACE & DEFENSE		21,307,428
AIR FREIGHT & COURIERS - 11.6%
Expeditors International of Washington, Inc.	41,900	2,284,388
Forward Air Corp. (a)	24,900	700,437
United Parcel Service, Inc. Class B	81,320	4,793,001
TOTAL AIR FREIGHT & COURIERS		7,777,826
AIRLINES - 43.2%
Air Canada (a)	3,700	11,431
Alaska Air Group, Inc. (a)	37,700	1,170,585
AMR Corp. (a)	185,400	4,838,940
Atlantic Coast Airlines Holdings, Inc. (a)	19,800	541,332
British Airways PLC ADR	8,100	231,093
Continental Airlines, Inc. Class B (a)	83,300	2,623,950
Delta Air Lines, Inc.	165,800	5,720,100
Frontier Airlines, Inc. (a)	40,400	850,824
Midwest Express Holdings, Inc. (a)	35,600	673,552
Northwest Airlines Corp. (a)	154,500	2,462,730
Ryanair Holdings PLC sponsored ADR (a)	39,500	1,260,840
SkyWest, Inc.	113,200	2,875,280
Southwest Airlines Co.	196,425	4,146,532
UAL Corp.	92,100	1,180,722
WestJet Airlines Ltd. (a)	21,000	378,792
TOTAL AIRLINES		28,966,703
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Pittston Co. - Brinks Group	22,300	518,029
INDUSTRIAL CONGLOMERATES - 0.2%
Tyco International Ltd.	4,000	116,400
ROAD & RAIL - 3.3%
C.H. Robinson Worldwide, Inc.	77,100	2,243,610
TOTAL COMMON STOCKS (Cost $52,275,111)		60,929,996
Money Market Funds - 11.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	7,136,028	$ 7,136,028
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	682,400	682,400
TOTAL MONEY MARKET FUNDS (Cost $7,818,428)		7,818,428
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $60,093,539)		68,748,424
NET OTHER ASSETS - (2.5)%		(1,661,734)
NET ASSETS - 100%		$ 67,086,690
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $66,390,041 and $50,301,923, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,557 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $61,221,473. Net unrealized appreciation aggregated $7,526,951, of which $11,338,665 related to appreciated investment securities and $3,811,714 related to depreciated investment securities.

The fund hereby designates approximately $2,532,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $672,568) (cost $60,093,539) - See accompanying schedule		$ 68,748,424
Receivable for investments sold		1,249,308
Receivable for fund shares sold		1,733,270
Dividends receivable		79,648
Interest receivable		7,665
Redemption fees receivable		15
Other receivables		264
Total assets		71,818,594
Liabilities
Payable for investments purchased	$ 3,205,535
Payable for fund shares redeemed	780,948
Accrued management fee	28,695
Other payables and accrued expenses	34,326
Collateral on securities loaned, at value	682,400
Total liabilities		4,731,904
Net Assets		$ 67,086,690
Net Assets consist of:
Paid in capital		$ 58,523,669
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,854)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,654,875
Net Assets, for 2,035,329 shares outstanding		$ 67,086,690
Net Asset Value and redemption price per share ($67,086,690 ÷ 2,035,329 shares)		$ 32.96
Maximum offering price per share (100/97.00 of $32.96)		$ 33.98

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 386,848
Interest		134,855
Security lending		3,466
Total income		525,169
Expenses
Management fee	$ 265,461
Transfer agent fees	261,016
Accounting and security lending fees	60,579
Non-interested trustees' compensation	155
Custodian fees and expenses	11,953
Registration fees	31,137
Audit	14,485
Legal	413
Miscellaneous	9,475
Total expenses before reductions	654,674
Expense reductions	(19,600)	635,074
Net investment income (loss)		(109,905)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	120,758
Foreign currency transactions	(2,087)
Total net realized gain (loss)		118,671
Change in net unrealized appreciation (depreciation) on:
Investment securities	24,379
Assets and liabilities in foreign currencies	(625)
Total change in net unrealized appreciation (depreciation)		23,754
Net gain (loss)		142,425
Net increase (decrease) in net assets resulting from operations		$ 32,520
Other Information Sales charges paid to FDC		$ 209,508
Deferred sales charges withheld by FDC		$ 230
Exchange fees withheld by FSC		$ 2,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (109,905)	$ (56,725)
Net realized gain (loss)	118,671	7,065,916
Change in net unrealized appreciation (depreciation)	23,754	8,526,239
Net increase (decrease) in net assets resulting from operations	32,520	15,535,430
Distributions to shareholders from net realized gain	(1,972,456)	(5,252,098)
Share transactions Net proceeds from sales of shares	79,720,585	132,401,031
Reinvestment of distributions	1,909,250	5,040,955
Cost of shares redeemed	(60,620,884)	(124,450,538)
Net increase (decrease) in net assets resulting from share transactions	21,008,951	12,991,448
Redemption fees	65,787	214,359
Total increase (decrease) in net assets	19,134,802	23,489,139
Net Assets
Beginning of period	47,951,888	24,462,749
End of period	$ 67,086,690	$ 47,951,888
Other Information Shares
Sold	2,560,760	4,019,383
Issued in reinvestment of distributions	60,324	160,876
Redeemed	(1,937,137)	(3,753,860)
Net increase (decrease)	683,947	426,399

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 35.48	$ 26.45	$ 27.76	$ 26.86	$ 17.72
Income from Investment Operations
Net investment income (loss) C	(.08)	(.04)	(.15)	(.14)	(.19)
Net realized and unrealized gain (loss)	(.88) F	12.62	2.59	1.06	10.59
Total from investment operations	(.96)	12.58	2.44	.92	10.40
Distributions from net realized gain	(1.61)	(3.68)	(3.88)	(.21)	(1.43)
Redemption fees added to paid in capital C	.05	.13	.13	.19	.17
Net asset value, end of period	$ 32.96	$ 35.48	$ 26.45	$ 27.76	$ 26.86
Total Return A, B	(2.38)%	50.37%	8.50%	4.11%	61.10%
Ratios to Average Net Assets D
Expenses before expense reductions	1.43%	1.34%	1.40%	1.35%	1.93%
Expenses net of voluntary waivers, if any	1.43%	1.34%	1.40%	1.35%	1.93%
Expenses net of all reductions	1.38%	1.30%	1.35%	1.27%	1.87%
Net investment income (loss)	(.24)%	(.11)%	(.48)%	(.50)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,087	$ 47,952	$ 24,463	$ 65,949	$ 181,185
Portfolio turnover rate	117%	198%	252%	260%	294%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Automotive	24.66%	25.10%	133.54%
Select Automotive (load adj.)	20.92%	21.35%	126.53%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Automotive	24.66%	4.58%	8.85%
Select Automotive (load adj.)	20.92%	3.95%	8.52%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $22,653 - a 126.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Sonic Automotive, Inc. Class A	5.4
General Motors Corp.	5.2
Delphi Automotive Systems Corp.	5.1
AutoZone, Inc.	5.0
Johnson Controls, Inc.	4.9
Navistar International Corp.	4.5
Toyota Motor Corp.	4.5
Honda Motor Co. Ltd.	4.4
Genuine Parts Co.	3.6
Eaton Corp.	3.4
46.0
Top Industries as of February 28, 2002
% of fund's net assets
Auto Components	24.8%
Automobiles	18.8%
Specialty Retail	15.3%
Machinery	14.8%
Household Durables	4.7%
All Others*	21.6%
* Includes short-term investments and net other assets.

Annual Report

Automotive Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Kelly Cardwell, Portfolio Manager of Fidelity Select Automotive Portfolio

Q. How did the fund perform, Kelly?

A. It did well. For the 12-month period ending February 28, 2002, the fund returned 24.66%. The Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector - declined 1.78%, while the Standard & Poor's 500 Index lost 9.51% during the same period.

Q. What allowed the fund to outpace the S&P 500 and the Goldman Sachs index by such wide margins?

A. The S&P 500 includes a broad range of large, diversified companies, many of which were hit hard after September 11, such as the airline industry. The automotive sector is more exposed to the consumer side of the economy, which held up pretty well during the period, whereas many of the S&P 500 companies are exposed to traditional capital spending, which was down quite a bit. The fund beat the Goldman Sachs index because the auto industry as a whole did much better than the cyclical industry on average. The auto industry's performance boils down to higher-than-expected automotive sales due to relatively low unemployment levels, low interest rates and record incentives from manufacturers. Simply put, auto stocks performed well because consumers had the means to buy and prices were low.

Q. What were some of your principal strategies, and how did they pan out?

A. I focused more on retailers and the auto parts companies rather than on auto manufacturers. One major driver for this focus was the dealer incentives. The manufacturers often had to subsidize their rebates and price reductions and actually were losing money even with record auto sales. The retailers, on the other hand, made money from selling new and used cars and financing the sales of these cars. Similarly, the parts dealers and manufacturers benefited from the volume of cars being sold. In addition, I focused more on the heavy truck industry than on average auto stocks. Over the past two years, there was a dramatic decline in demand for heavy trucks. But that decline stabilized as the industry cycle bottomed out, so I tried to buy these stocks before they began to rebound. At the end of the period, these stocks were doing well and meeting my expectations. All in all, the fund benefited from these strategies.

Q. What stocks helped the fund's performance?

A. AutoZone, an automotive parts and accessories retailer, did well when the after-market rebounded due to an increase in miles driven by consumers. The company also has new management that focused on higher returns on invested capital. The fund's largest holding at period end, Sonic Automotive, an automotive dealer, also performed well as auto sales held up better than expected, and Sonic was able to exceed earnings expectations. Navistar International, a manufacturer of medium and heavy trucks, diesel engines and service parts, went through a brutal down cycle in heavy trucks sales over the past two years. But the industry showed signs of an upswing and I was able to take advantage of the stock's low prices. In addition, Navistar is in the process of lowering its manufacturing and labor costs, which should lead to a lower cost structure in the future.

Q. Which holdings detracted from the fund's performance?

A. Danaher - a tools and components manufacturer as well as a process and environmental controls maker - was hit by the economic decline, and its earnings tumbled when demand for industrial products weakened. Toyota also stumbled. Investors were interested in companies with more exposure to the U.S. Toyota is a large, diversified company with broader global exposure.

Q. What's your outlook?

A. The economic picture has improved considerably since September 11. Unemployment appears to have peaked, interest rates are near record lows and record auto incentives continue. The bottom line is that the consumer is in good shape, which provides a pretty good backdrop for auto sales. The biggest risk for me to consider would be any increase in interest rates, which could limit consumer spending. I'm also concerned that auto sales have not experienced a significant decline, so there's no pent-up consumer demand; therefore, there may not necessarily be high sales increases in the future. My biggest hope is that the auto market holds steady.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 502

Trading symbol: FSAVX

Size: as of February 28, 2002, more than $27 million

Manager: Kelly Cardwell, since 2001; analyst, various industries, since 1997; joined Fidelity in 1997

Annual Report

Automotive Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 85.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.1%
GenCorp, Inc.	3,800	$ 41,306
AUTO COMPONENTS - 24.8%
American Axle & Manufacturing Holdings, Inc. (a)	9,600	256,320
ArvinMeritor, Inc.	11,400	321,366
BorgWarner, Inc.	1,600	96,240
Cooper Tire & Rubber Co.	11,200	214,144
Dana Corp.	22,800	424,080
Delphi Automotive Systems Corp.	87,924	1,405,905
Federal Signal Corp.	6,200	160,580
Goodyear Tire & Rubber Co.	9,000	247,500
IMPCO Technologies, Inc. (a)	2,100	22,029
Johnson Controls, Inc.	15,250	1,353,590
Keystone Automotive Industries, Inc. (a)	18,200	315,770
Michelin SA (Compagnie Generale des Etablissements) Series B	20,100	766,753
Modine Manufacturing Co.	3,500	94,465
Superior Industries International, Inc.	5,400	243,000
Tenneco Automotive, Inc. (a)	16,100	38,962
Tower Automotive, Inc. (a)	14,300	164,450
TRW, Inc.	14,650	736,163
TOTAL AUTO COMPONENTS		6,861,317
AUTOMOBILES - 18.8%
Coachmen Industries, Inc.	15,000	268,500
DaimlerChrysler AG (Reg.)	7,000	279,160
Ford Motor Co.	11,037	164,231
General Motors Corp.	27,100	1,435,758
Honda Motor Co. Ltd.	30,700	1,222,474
Monaco Coach Corp. (a)	15,400	428,120
Toyota Motor Corp.	47,900	1,232,228
Winnebago Industries, Inc.	3,400	161,636
TOTAL AUTOMOBILES		5,192,107
HOUSEHOLD DURABLES - 4.7%
Fleetwood Enterprises, Inc.	40,100	400,198
Snap-On, Inc.	26,550	914,648
TOTAL HOUSEHOLD DURABLES		1,314,846
MACHINERY - 14.8%
Danaher Corp.	1,600	107,568
Eaton Corp.	11,750	948,695
Navistar International Corp.	28,994	1,232,825
Oshkosh Truck Co.	3,600	189,360
PACCAR, Inc.	10,500	755,265
SPX Corp. (a)	6,750	853,943
TOTAL MACHINERY		4,087,656
MEDIA - 1.0%
General Motors Corp. Class H (a)	18,100	266,975

	Shares	Value (Note 1)
OIL & GAS - 2.5%
Pennzoil-Quaker State Co.	49,700	$ 700,770
SPECIALTY RETAIL - 15.3%
AutoZone, Inc. (a)	21,000	1,393,560
Lithia Motors, Inc. Class A (a)	42,100	825,160
Monro Muffler Brake, Inc. (a)	4,500	73,125
O'Reilly Automotive, Inc. (a)	6,400	211,520
Sonic Automotive, Inc. Class A (a)	57,045	1,499,139
The Pep Boys - Manny, Moe & Jack	17,700	248,154
TOTAL SPECIALTY RETAIL		4,250,658
TRADING COMPANIES & DISTRIBUTORS - 3.6%
Genuine Parts Co.	27,300	997,269
TOTAL COMMON STOCKS (Cost $19,906,495)		23,712,904
Money Market Funds - 18.4%

Fidelity Cash Central Fund, 1.83% (b)	4,247,797	4,247,797
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	843,200	843,200
TOTAL MONEY MARKET FUNDS (Cost $5,090,997)		5,090,997
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $24,997,492)		28,803,901
NET OTHER ASSETS - (4.0)%		(1,116,212)
NET ASSETS - 100%		$ 27,687,689
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $43,143,908 and $30,854,302, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,800 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Japan	8.9
France	2.8
Germany	1.0
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $25,114,463. Net unrealized appreciation aggregated $3,689,438, of which $4,393,278 related to appreciated investment securities and $703,840 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $10,090,000 of which $1,009,000, $6,470,000, $947,000 and $1,664,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009 and February 28, 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $805,508) (cost $24,997,492) - See accompanying schedule		$ 28,803,901
Receivable for fund shares sold		1,697,775
Dividends receivable		33,793
Interest receivable		2,849
Other receivables		344
Total assets		30,538,662
Liabilities
Payable for investments purchased	$ 1,941,992
Payable for fund shares redeemed	31,311
Accrued management fee	10,752
Other payables and accrued expenses	23,718
Collateral on securities loaned, at value	843,200
Total liabilities		2,850,973
Net Assets		$ 27,687,689
Net Assets consist of:
Paid in capital		$ 34,161,099
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,279,837)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,806,427
Net Assets, for 1,067,582 shares outstanding		$ 27,687,689
Net Asset Value and redemption price per share ($27,687,689 ÷ 1,067,582 shares)		$ 25.93
Maximum offering price per share (100/97.00 of $25.93)		$ 26.73

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 257,271
Interest		53,443
Security lending		1,760
Total income		312,474
Expenses
Management fee	$ 108,256
Transfer agent fees	118,628
Accounting and security lending fees	60,476
Non-interested trustees' compensation	166
Custodian fees and expenses	24,406
Registration fees	24,029
Audit	14,355
Legal	139
Miscellaneous	4,808
Total expenses before reductions	355,263
Expense reductions	(4,889)	350,374
Net investment income (loss)		(37,900)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,775,752)
Foreign currency transactions	12,030
Total net realized gain (loss)		(1,763,722)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,287,209
Assets and liabilities in foreign currencies	25
Total change in net unrealized appreciation (depreciation)		3,287,234
Net gain (loss)		1,523,512
Net increase (decrease) in net assets resulting from operations		$ 1,485,612
Other Information Sales Charges Paid to FDC		$ 68,485
Deferred sales charges withheld by FDC		$ 1,377
Exchange fees withheld by FSC		$ 1,691

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (37,900)	$ (72,931)
Net realized gain (loss)	(1,763,722)	(38,973)
Change in net unrealized appreciation (depreciation)	3,287,234	878,617
Net increase (decrease) in net assets resulting from operations	1,485,612	766,713
Share transactions Net proceeds from sales of shares	58,208,834	16,849,475
Cost of shares redeemed	(43,157,473)	(17,131,022)
Net increase (decrease) in net assets resulting from share transactions	15,051,361	(281,547)
Redemption fees	70,703	33,364
Total increase (decrease) in net assets	16,607,676	518,530
Net Assets
Beginning of period	11,080,013	10,561,483
End of period	$ 27,687,689	$ 11,080,013
Other Information Shares
Sold	2,494,389	773,909
Redeemed	(1,959,441)	(790,361)
Net increase (decrease)	534,948	(16,452)

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.80	$ 19.23	$ 23.28	$ 27.50	$ 25.38
Income from Investment Operations
Net investment income (loss) C	(.05)	(.14)	(.12)	.03	.05
Net realized and unrealized gain (loss)	5.10	1.65	(4.01)	(2.09)	5.21
Total from investment operations	5.05	1.51	(4.13)	(2.06)	5.26
Distributions from net investment income	-	-	-	(.01)	(.08)
Distributions from net realized gain	-	-	-	(2.17)	(3.09)
Total distributions	-	-	-	(2.18)	(3.17)
Redemption fees added to paid in capital C	.08	.06	.08	.02	.03
Net asset value, end of period	$ 25.93	$ 20.80	$ 19.23	$ 23.28	$ 27.50
Total Return A, B	24.66%	8.16%	(17.40)%	(8.52)%	22.78%
Ratios to Average Net Assets D
Expenses before expense reductions	1.90%	2.44%	1.94%	1.45%	1.60%
Expenses net of voluntary waivers, if any	1.90%	2.44%	1.94%	1.45%	1.60%
Expenses net of all reductions	1.87%	2.43%	1.91%	1.41%	1.56%
Net investment income (loss)	(.20)%	(.65)%	(.49)%	.11%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,688	$ 11,080	$ 10,561	$ 64,541	$ 32,489
Portfolio turnover rate	180%	166%	29%	96%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Chemicals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	8.68%	31.16%	164.58%
Select Chemicals (load adj.)	5.42%	27.22%	156.64%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	8.68%	5.57%	10.22%
Select Chemicals (load adj.)	5.42%	4.93%	9.88%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $25,664 - a 156.64% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Praxair, Inc.	13.0
Minnesota Mining & Manufacturing Co.	11.2
Millennium Chemicals, Inc.	10.4
Lyondell Chemical Co.	9.9
Solutia, Inc.	6.6
Cytec Industries, Inc.	4.8
Celanese AG	4.7
Georgia Gulf Corp.	4.7
Air Products & Chemicals, Inc.	4.5
PolyOne Corp.	4.4
74.2
Top Industries as of February 28, 2002
% of fund's net assets
Chemicals	74.0%
Industrial Conglomerates	11.2%
Food Products	2.0%
All Others*	12.8%
* Includes short-term investments and net other assets.

Annual Report

Chemicals Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Jonathan Zang (left), who managed Fidelity Select Chemicals Portfolio during the period covered by this report, with additional comments from John Roth (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Jonathan?

J.Z. For the 12-month period that ended February 28, 2002, the fund returned 8.68%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector - fell 1.78%. The fund also compares its performance to the Standard & Poor's 500 Index, which fell 9.51% during the same time period.

Q. Why did the fund outperform its benchmarks during the past 12 months?

J.Z. Chemical companies faced a tough investment climate and their fundamentals suffered in the first half of the period, then stabilized during the second half. Investors, however, looked ahead, anticipating significant improvement in the economy over the next year or so. As a result, stocks with significant leverage to an improving economy, such as chemical stocks, generally performed better than many other sectors of the market. Compared to the fund, the Goldman Sachs index includes a much broader group of cyclical stocks, some of whose valuations did not recover as much as those held by the fund. The S&P 500 index includes an even broader range of stocks, such as large-cap technology stocks, which continued to suffer as technology spending declined much faster than overall economic growth.

Q. What was your strategy in this volatile environment?

J.Z. I bought stocks of companies with significant leverage to an improving economy and whose valuations I believed were close to their historical lows. I found more of these opportunities in small-cap stocks than in large caps, except for the days following September 11, when most stocks in the sector fell to attractive valuations. I also ran a very concentrated fund when my level of conviction in my best ideas so warranted. This strategy paid off, as some of the fund's largest positions were the biggest contributors to performance.

Q. What stocks helped the fund's performance the most?

J.Z. PolyOne and Georgia Gulf, two of the fund's larger holdings with significant exposure to PVC products such as plastic pipes and siding, both did well. I believed their valuations were low compared to their potential earnings power under a more normal economic environment. PolyOne also made progress in cutting costs following a merger. Praxair, the fund's largest holding, also added to the fund's return. This industrial gas producer was one of the few chemical companies to grow earnings during the year, in part because it's less cyclical than many others, and also because it took steps early on to lower its costs in anticipation of a slowing economy.

Q. What holdings detracted from the fund's performance?

J.Z. Celanese, a European producer of coatings, additives and plastics, lowered earnings expectations earlier in the period, and then lowered them again just a month later. Investors reacted by selling the stock. The company's stock price came back somewhat during the second half of the period but, overall, it was down for the year. Solutia, a large holding, has had a known environmental liability since its spin-off from Monsanto in 1997, but its stock dropped when it was found liable in a lawsuit for property damages late in the period. Delta & Pine Land, the world's largest producer of cottonseed, had an earnings disappointment during the first half of the period. Its stock subsequently lagged the sector due, I believe, to its lower economic sensitivity relative to the rest of the sector.

Q. Turning to you, John, what's your approach and outlook for the fund?

J.R. I'm reasonably optimistic about the prospects for chemical stocks. I think it will be particularly important to focus on stock valuations and factor in the market's expectation of the fundamentals over the next 12 months. I probably will not run as concentrated a fund as Jonathan did. While I'll continue to maintain a large concentration of the fund's assets in its top-10 holdings, I'll also probably take smaller positions in other attractive investments across the industry to further diversify the fund. Since many chemical stock prices are now up from their lows and we're further along in the economic cycle, I'll look for smaller-cap specialty chemical companies that have good competitive positioning relative to the more cyclical stocks held by the fund to date.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 069

Trading symbol: FSCHX

Size: as of February 28, 2002, more than $41 million

Manager: John Roth, since March 2002; manager, Fidelity Select Utilities Growth Portfolio, 1999-2002; analyst, various industries, since 1998; joined Fidelity in 1998

Annual Report

Chemicals Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 87.2%
	Shares	Value (Note 1)
CHEMICALS - 74.0%
Air Products & Chemicals, Inc.	38,700	$ 1,876,950
Arch Chemicals, Inc.	69,650	1,622,149
Celanese AG	103,100	1,979,520
Cytec Industries, Inc. (a)	74,100	2,011,815
Georgia Gulf Corp.	82,012	1,969,108
Hercules, Inc. (a)	100,000	1,250,000
IMC Global, Inc.	129,000	1,715,700
Lyondell Chemical Co.	263,500	4,118,505
Millennium Chemicals, Inc.	316,800	4,324,320
PolyOne Corp.	185,500	1,855,000
Praxair, Inc.	93,880	5,435,652
Solutia, Inc.	406,358	2,763,234
TOTAL CHEMICALS		30,921,953
FOOD PRODUCTS - 2.0%
Delta & Pine Land Co.	43,600	825,784
INDUSTRIAL CONGLOMERATES - 11.2%
Minnesota Mining & Manufacturing Co.	39,800	4,693,614
TOTAL COMMON STOCKS (Cost $33,605,203)		36,441,351
Money Market Funds - 11.8%

Fidelity Cash Central Fund, 1.83% (b) (Cost $4,914,984)	4,914,984	4,914,984
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $38,520,187)		41,356,335
NET OTHER ASSETS - 1.0%		404,738
NET ASSETS - 100%		$ 41,761,073
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $100,090,196 and $115,146,981, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,898 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $38,690,326. Net unrealized appreciation aggregated $2,666,009, of which $5,584,079 related to appreciated investment securities and $2,918,070 related to depreciated investment securities.

The fund hereby designates approximately $3,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (cost $38,520,187) - See accompanying schedule		$ 41,356,335
Receivable for investments sold		389,257
Receivable for fund shares sold		186,545
Dividends receivable		111,668
Interest receivable		3,870
Redemption fees receivable		475
Other receivables		92
Total assets		42,048,242
Liabilities
Payable for fund shares redeemed	$ 240,056
Accrued management fee	19,275
Other payables and accrued expenses	27,838
Total liabilities		287,169
Net Assets		$ 41,761,073
Net Assets consist of:
Paid in capital		$ 38,960,297
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,372)
Net unrealized appreciation (depreciation) on investments		2,836,148
Net Assets, for 969,231 shares outstanding		$ 41,761,073
Net Asset Value and redemption price per share ($41,761,073 ÷ 969,231 shares)		$ 43.09
Maximum offering price per share (100/97.00 of $43.09)		$ 44.42

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 864,310
Interest		127,445
Security lending		231
Total income		991,986
Expenses
Management fee	$ 282,796
Transfer agent fees	252,044
Accounting and security lending fees	60,543
Non-interested trustees' compensation	229
Custodian fees and expenses	9,579
Registration fees	27,549
Audit	17,079
Legal	406
Miscellaneous	4,455
Total expenses before reductions	654,680
Expense reductions	(50,925)	603,755
Net investment income (loss)		388,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,140,114
Foreign currency transactions	(1,948)
Total net realized gain (loss)		2,138,166
Change in net unrealized appreciation (depreciation) on investment securities		(2,134,041)
Net gain (loss)		4,125
Net increase (decrease) in net assets resulting from operations		$ 392,356
Other Information Sales charges paid to FDC		$ 100,245
Deferred sales charges withheld by FDC		$ 994
Exchange fees withheld by FSC		$ 6,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 388,231	$ 276,147
Net realized gain (loss)	2,138,166	(981,023)
Change in net unrealized appreciation (depreciation)	(2,134,041)	5,839,413
Net increase (decrease) in net assets resulting from operations	392,356	5,134,537
Distributions to shareholders from net investment income	(470,039)	(213,062)
Share transactions Net proceeds from sales of shares	104,192,714	64,431,855
Reinvestment of distributions	438,098	196,809
Cost of shares redeemed	(117,406,714)	(41,556,874)
Net increase (decrease) in net assets resulting from share transactions	(12,775,902)	23,071,790
Redemption fees	193,770	120,170
Total increase (decrease) in net assets	(12,659,815)	28,113,435
Net Assets
Beginning of period	54,420,888	26,307,453
End of period (including undistributed net investment income of $0 and undistributed net investment income of $81,589, respectively)	$ 41,761,073	$ 54,420,888
Other Information Shares
Sold	2,495,149	1,715,889
Issued in reinvestment of distributions	10,429	5,528
Redeemed	(2,898,411)	(1,137,822)
Net increase (decrease)	(392,833)	583,595

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 39.95	$ 33.79	$ 31.10	$ 45.90	$ 42.53
Income from Investment Operations
Net investment income (loss) C	.32	.33	.15	.17	(.02)
Net realized and unrealized gain (loss)	2.98	5.95	3.22	(10.77)	7.88
Total from investment operations	3.30	6.28	3.37	(10.60)	7.86
Distributions from net investment income	(.32)	(.26)	(.09)	(.05)	-
Distributions from net realized gain	-	-	(.73)	(3.52)	(4.54)
Distributions in excess of net realized gain	-	-	-	(.68)	-
Total distributions	(.32)	(.26)	(.82)	(4.25)	(4.54)
Redemption fees added to paid in capital C	.16	.14	.14	.05	.05
Net asset value, end of period	$ 43.09	$ 39.95	$ 33.79	$ 31.10	$ 45.90
Total Return A, B	8.68%	19.09%	11.10%	(23.66)%	19.47%
Ratios to Average Net Assets D
Expenses before expense reductions	1.34%	1.61%	1.64%	1.58%	1.68%
Expenses net of voluntary waivers, if any	1.34%	1.61%	1.64%	1.58%	1.68%
Expenses net of all reductions	1.23%	1.55%	1.63%	1.51%	1.67%
Net investment income (loss)	.79%	.91%	.40%	.44%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,761	$ 54,421	$ 26,307	$ 31,862	$ 69,349
Portfolio turnover rate	221%	187%	132%	141%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	28.87%	88.55%	250.12%
Select Construction and Housing (load adj.)	25.01%	82.89%	239.62%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	28.87%	13.52%	13.35%
Select Construction and Housing (load adj.)	25.01%	12.83%	13.01%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $33,962 - a 239.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Masco Corp.	4.9
Fannie Mae	4.8
Danaher Corp.	4.5
Beazer Homes USA, Inc.	4.2
Centex Corp.	3.1
Lennar Corp.	2.9
Ryland Group, Inc.	2.8
American Standard Companies, Inc.	2.8
Pulte Homes, Inc.	2.5
KB Home	2.4
34.9
Top Industries as of February 28, 2002
% of fund's net assets
Household Durables	42.1%
Building Products	10.6%
Diversified Financials	7.7%
Machinery	7.5%
Construction Materials	5.0%
All Others *	27.1%
* Includes short-term investments and net other assets.

Annual Report

Construction and Housing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Valerie Friedholm became Portfolio Manager of Fidelity Select Construction and Housing Portfolio on January 8, 2002.

Q. How did the fund perform, Valerie?

A. It did quite well. For the 12 months that ended February 28, 2002, the fund returned 28.87%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector - declined 1.78%, while the Standard & Poor's 500 Index fell 9.51%.

Q. You beat both indexes by wide margins. What contributed to this strong performance?

A. The fund benefited from its strong positioning in residential housing. Home ownership is still a centerpiece of the American Dream; in fact, over the past decade, the home ownership rate has grown from around 60% of U.S. households to about 70%. With population growth outpacing recent census projections, home prices still at generally affordable prices and mortgage rates at record low levels, demand for new housing has remained remarkably strong, even in the face of a weakening economy. This secular theme led to exceptionally strong performance from many large public companies engaged in building residential housing. Their access to the capital markets and their ability to tap into available land supplies in population growth regions of the U.S. created strong revenue streams for many of these companies, enabling them to beat earnings estimates and resulting in growing investor interest and increasing share prices. A year ago, these big public companies were inexpensive buys, and even though many of them are up almost double off their low points, they still are relatively inexpensive, trading at multiples of only six-to-nine times earnings. So, as a result of overweighting the portfolio in the home building segment and investing in some of the best names in that and other complementary businesses, the fund was able to deliver particularly strong performance.

Q. Which individual stocks did the most to help drive performance higher?

A. A number of large homebuilders made significant contributions to performance, among them: Beazer Homes, which has a particularly strong franchise in the Southeastern U.S.; Ryland Group, a leader in the Midwest; and Lennar, whose operations reach across the Sunbelt from Florida to California. Other homebuilders that helped drive performance higher were D.R. Horton, Pulte Homes and KB Home, which focuses on the market for first-time homebuyers. A variety of complementary businesses also performed well alongside the homebuilders. Companies such as Mohawk - the carpet manufacturer - Furniture Brands, and Masco, the fund's largest holding and a major supplier of cabinets and faucets, all benefited from new home construction. Falling interest rates also resulted in an increase in mortgage refinancings, which further fueled growth in the home products segment as homeowners upgraded their residences. Lowe's, the home improvement retailer, was the largest relative contributor to overall performance.

Q. Which stocks detracted from overall performance?

A. There weren't any particularly disappointing performers. Quanta Services, an engineering and construction company that is engaged primarily in building fiber-optic networks, suffered as a result of continuing overcapacity in the telecommunications business. The fund no longer holds this stock. U.S. Industries, which makes high-end home products such as Jacuzzi baths, saw orders slow as consumers chose to defer large expenditures until economic signs improve. I sold the fund's entire position in Georgia-Pacific, the building materials and paper products company, when concerns arose about possible asbestos liability issues. We sold the fund's position in Tyco International when the market reacted negatively to disclosure issues around the company's proposed break-up plan.

Q. What's your near-term outlook, Valerie?

A. I continue to look for sustained growth in the residential housing market. A short-term slowdown in housing starts may occur sometime this spring as a lagging result of the effects of 9/11, but the homebuilders we talk to are indicating that orders remain healthy, so I don't really see this as a major issue. The only real question I see on the horizon is whether the Federal Reserve Board will begin to move interest rates higher. Rising rates will make homes somewhat more expensive, of course, but it also will mean that the economy is improving and more people have jobs, so it's a potential scenario that bears watching. For the moment, I am comfortable with the way the fund is positioned.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 29, 1986

Fund number: 511

Trading symbol: FSHOX

Size: as of February 28, 2002, more than
$83 million

Manager: Valerie Friedholm, since January 2002; manager, Fidelity Select Environmental Services Portfolio, 2001-2002; research analyst, since 2000; joined Fidelity in 2000

Annual Report

Construction and Housing Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (Note 1)
AUTOMOBILES - 3.0%
Coachmen Industries, Inc.	23,400	$ 418,860
Monaco Coach Corp. (a)	30,300	842,340
Thor Industries, Inc.	15,500	785,075
Winnebago Industries, Inc.	9,800	465,892
TOTAL AUTOMOBILES		2,512,167
BANKS - 1.8%
Golden West Financial Corp., Delaware	12,600	803,250
Washington Mutual, Inc.	21,200	689,636
TOTAL BANKS		1,492,886
BUILDING PRODUCTS - 10.6%
American Standard Companies, Inc. (a)	36,100	2,357,330
Dal-Tile International, Inc. (a)	32,400	803,520
Elcor Corp.	14,350	334,499
Lennox International, Inc.	17,800	202,920
Masco Corp.	144,300	4,050,501
NCI Building Systems, Inc. (a)	8,100	171,153
Simpson Manufacturing Co. Ltd. (a)	6,000	324,000
York International Corp.	17,000	595,000
TOTAL BUILDING PRODUCTS		8,838,923
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Herman Miller, Inc.	35,400	823,404
Steelcase, Inc. Class A	22,100	335,257
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,158,661
CONSTRUCTION & ENGINEERING - 2.7%
Dycom Industries, Inc. (a)	15,200	230,280
Fluor Corp.	29,000	1,099,390
Jacobs Engineering Group, Inc. (a)	9,700	654,265
MasTec, Inc. (a)	14,300	82,368
URS Corp. (a)	5,200	162,760
TOTAL CONSTRUCTION & ENGINEERING		2,229,063
CONSTRUCTION MATERIALS - 5.0%
Centex Construction Products, Inc.	18,200	591,500
Florida Rock Industries, Inc.	3,800	158,878
Lafarge North America, Inc.	30,742	1,270,874
Martin Marietta Materials, Inc.	16,900	705,575
Texas Industries, Inc.	7,100	272,285
Vulcan Materials Co.	25,200	1,217,916
TOTAL CONSTRUCTION MATERIALS		4,217,028
DIVERSIFIED FINANCIALS - 7.7%
Countrywide Credit Industries, Inc.	26,554	1,090,042
Doral Financial Corp.	4,500	154,530

	Shares	Value (Note 1)
Fannie Mae	51,000	$ 3,990,750
Freddie Mac	18,800	1,198,312
TOTAL DIVERSIFIED FINANCIALS		6,433,634
HOUSEHOLD DURABLES - 42.1%
Beazer Homes USA, Inc. (a)	38,600	3,495,230
Black & Decker Corp.	30,150	1,462,275
Centex Corp.	44,800	2,618,112
Champion Enterprises, Inc. (a)	53,400	471,522
Clayton Homes, Inc.	79,700	1,211,440
Crossmann Communities, Inc.	4,500	210,285
D.R. Horton, Inc.	30,211	1,205,419
Ethan Allen Interiors, Inc.	21,100	855,183
Fleetwood Enterprises, Inc.	12,700	126,746
Furniture Brands International, Inc. (a)	38,400	1,464,960
Hovnanian Enterprises, Inc. Class A (a)	15,800	415,540
KB Home	46,400	2,025,360
Leggett & Platt, Inc.	75,500	1,936,575
Lennar Corp.	43,800	2,418,198
M.D.C. Holdings, Inc.	16,460	722,429
Maytag Corp.	16,900	674,817
Meritage Corp. (a)	9,900	620,829
Mohawk Industries, Inc. (a)	30,430	1,914,960
NVR, Inc. (a)	4,600	1,344,350
Oakwood Homes Corp. (a)	31,100	253,776
Pulte Homes, Inc.	40,500	2,103,570
Ryland Group, Inc.	26,600	2,376,178
Standard Pacific Corp.	28,800	823,104
The Stanley Works	9,100	458,913
Toll Brothers, Inc. (a)	39,000	1,912,560
Whirlpool Corp.	26,900	2,020,190
TOTAL HOUSEHOLD DURABLES		35,142,521
INDUSTRIAL CONGLOMERATES - 0.6%
Carlisle Companies, Inc.	12,800	480,000
MACHINERY - 7.5%
Astec Industries, Inc. (a)	21,300	325,890
Caterpillar, Inc.	32,200	1,787,422
Danaher Corp.	55,600	3,737,988
Mueller Industries, Inc. (a)	12,500	401,000
TOTAL MACHINERY		6,252,300
PAPER & FOREST PRODUCTS - 0.2%
Louisiana-Pacific Corp.	18,500	186,665
REAL ESTATE - 1.9%
Catellus Development Corp. (a)	25,500	481,950
LNR Property Corp.	5,900	195,290
The St. Joe Co.	32,300	927,010
TOTAL REAL ESTATE		1,604,250
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - 4.0%
Home Depot, Inc.	24,150	$ 1,207,500
Lowe's Companies, Inc.	35,000	1,583,750
Sherwin-Williams Co.	21,800	575,956
TOTAL SPECIALTY RETAIL		3,367,206
TEXTILES & APPAREL - 0.2%
Culp, Inc. (a)	26,700	178,623
TOTAL COMMON STOCKS (Cost $61,609,207)		74,093,927
Money Market Funds - 17.2%

Fidelity Cash Central Fund, 1.83% (b)	8,916,814	8,916,814
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	5,472,400	5,472,400
TOTAL MONEY MARKET FUNDS (Cost $14,389,214)		14,389,214
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $75,998,421)		88,483,141
NET OTHER ASSETS - (5.9)%		(4,947,293)
NET ASSETS - 100%		$ 83,535,848
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $90,286,426 and $42,583,973, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,461 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $76,402,970. Net unrealized appreciation aggregated $12,080,171, of which $12,829,696 related to appreciated investment securities and $749,525 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $3,881,000 all of which will expire on February 28, 2010.
The fund hereby designates approximately $103,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 62% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $5,325,506) (cost $75,998,421) - See accompanying schedule		$ 88,483,141
Cash		15
Receivable for fund shares sold		3,585,439
Dividends receivable		37,204
Interest receivable		9,056
Redemption fees receivable		449
Other receivables		2,916
Total assets		92,118,220
Liabilities
Payable for investments purchased	$ 2,586,331
Payable for fund shares redeemed	451,266
Accrued management fee	35,519
Other payables and accrued expenses	36,856
Collateral on securities loaned, at value	5,472,400
Total liabilities		8,582,372
Net Assets		$ 83,535,848
Net Assets consist of:
Paid in capital		$ 75,406,538
Undistributed net investment income		2,686
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,358,096)
Net unrealized appreciation (depreciation) on investments		12,484,720
Net Assets, for 2,940,302 shares outstanding		$ 83,535,848
Net Asset Value and redemption price per share ($83,535,848 ÷ 2,940,302 shares)		$ 28.41
Maximum offering price per share (100/97.00 of $28.41)		$ 29.29

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 417,145
Interest		82,094
Security lending		4,533
Total income		503,772
Expenses
Management fee	$ 229,041
Transfer agent fees	209,077
Accounting and security lending fees	60,536
Non-interested trustees' compensation	121
Custodian fees and expenses	19,810
Registration fees	32,003
Audit	14,128
Legal	350
Miscellaneous	5,022
Total expenses before reductions	570,088
Expense reductions	(6,680)	563,408
Net investment income (loss)		(59,636)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,957,997)
Foreign currency transactions	241
Total net realized gain (loss)		(3,957,756)
Change in net unrealized appreciation (depreciation) on investments		11,079,228
Net gain (loss)		7,121,472
Net increase (decrease) in net assets resulting from operations		$ 7,061,836
Other Information Sales charges paid to FDC		$ 190,991
Deferred sales charges withheld by FDC		$ 232
Exchange fees withheld by FSC		$ 4,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (59,636)	$ (6,348)
Net realized gain (loss)	(3,957,756)	(105,813)
Change in net unrealized appreciation (depreciation)	11,079,228	2,405,737
Net increase (decrease) in net assets resulting from operations	7,061,836	2,293,576
Distributions to shareholders from net realized gain	(174,933)	(235,880)
Distributions to shareholders in excess of net realized gain	-	(58,371)
Total distributions	(174,933)	(294,251)
Share transactions Net proceeds from sales of shares	130,115,007	30,200,767
Reinvestment of distributions	161,765	268,779
Cost of shares redeemed	(74,108,387)	(20,057,836)
Net increase (decrease) in net assets resulting from share transactions	56,168,385	10,411,710
Redemption fees	90,447	54,173
Total increase (decrease) in net assets	63,145,735	12,465,208
Net Assets
Beginning of period	20,390,113	7,924,905
End of period (including undistributed net investment income of $2,686 and undistributed net investment income of $861, respectively)	$ 83,535,848	$ 20,390,113
Other Information Shares
Sold	5,199,941	1,428,324
Issued in reinvestment of distributions	7,549	13,461
Redeemed	(3,184,926)	(978,443)
Net increase (decrease)	2,022,564	463,342

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.22	$ 17.44	$ 25.02	$ 25.63	$ 22.00
Income from Investment Operations
Net investment income (loss) C	(.04)	(.01)	(.13)	(.06)	(.25)
Net realized and unrealized gain (loss)	6.34	5.20	(4.11)	(.53)	7.67
Total from investment operations	6.30	5.19	(4.24)	(.59)	7.42
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	(.17)	(.41)	(3.42)	(.06)	(3.87)
Distributions in excess of net realized gain	-	(.10)	-	-	-
Total distributions	(.17)	(.51)	(3.42)	(.06)	(3.89)
Redemption fees added to paid in capital C	.06	.10	.08	.04	.10
Net asset value, end of period	$ 28.41	$ 22.22	$ 17.44	$ 25.02	$ 25.63
Total Return A, B	28.87%	30.67%	(18.28)%	(2.16)%	40.04%
Ratios to Average Net Assets D
Expenses before expense reductions	1.45%	2.33%	2.42%	1.43%	2.54%
Expenses net of voluntary waivers, if any	1.45%	2.33%	2.42%	1.43%	2.50%
Expenses net of all reductions	1.44%	2.32%	2.34%	1.37%	2.43%
Net investment income (loss)	(.15)%	(.06)%	(.53)%	(.23)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,536	$ 20,390	$ 7,925	$ 51,652	$ 57,484
Portfolio turnover rate	111%	135%	34%	226%	404%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Cyclical Industries	1.59%	56.24%
Select Cyclical Industries (load adj.)	-1.45%	51.55%
S&P 500	-9.51%	49.16%
GS Cyclical Industries	-1.78%	26.72%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Cyclical Industries	1.59%	9.34%
Select Cyclical Industries (load adj.)	-1.45%	8.68%
S&P 500	-9.51%	8.33%
GS Cyclical Industries	-1.78%	4.85%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by Februay 28, 2002, the value of the investment would have grown to $15,155 - a 51.55% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,916 - a 49.16% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Tyco International Ltd.	7.0
General Electric Co.	4.3
Minnesota Mining & Manufacturing Co.	4.1
Honeywell International, Inc.	2.6
General Motors Corp.	2.4
United Technologies Corp.	2.3
Black & Decker Corp.	2.2
Boeing Co.	2.2
Lockheed Martin Corp.	2.1
Illinois Tool Works, Inc.	1.9
31.1
Top Industries as of February 28, 2002
% of fund's net assets
Industrial Conglomerates	15.4%
Household Durables	13.4%
Machinery	12.6%
Aerospace & Defense	11.1%
Chemicals	6.2%
All Others*	41.3%
* Includes short-term investments and net other assets.

Annual Report

Cyclical Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Pratima Abichandani, Portfolio Manager of Fidelity Select Cyclical Industries Portfolio

Q. How did the fund perform, Pratima?

A. For the 12 months that ended February 28, 2002, the fund returned 1.59%. In comparison, the Goldman Sachs Cyclical Industries Index, an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector, had a return of -1.78%. During the same 12-month period, the Standard & Poor's 500 Index returned -9.51%.

Q. What factors influenced the performance of cyclical stocks during the 12-month period?

A. Many cyclical stocks appreciated in price early in the period. However, the sector fell hard in the third quarter of 2001, initially due to weak earnings results and then in reaction to the September 11 attack. That postponed any hopes of an early recovery from the economic slump. The sector's stocks did start to rebound in the final weeks of 2001 and the early weeks of 2002, although many did not recover their full, pre-September 11 values. Good stock selection helped the fund outperform the Goldman Sachs index. In addition, my decision to underweight industries such as automobiles and commodity chemicals helped performance, as did my emphasis on areas such as home building that benefited from low interest rates.

Q. What were your other principal strategies?

A. I tried to focus on corporations that I felt could perform well in an economic recovery. My larger positions included holdings in the home building, home furnishings and home appliance industries, which stood to benefit from persistent consumer demand and low interest rates. I also invested in diversified conglomerates with good cost controls, in transportation companies, and in testing and instrumentation companies. In the latter group, I favored companies that provided technical instruments and consumables for the industrial and health care markets, where I thought demand would persist even if a recovery was delayed. I avoided companies in some sectors, such as autos, which had declining earnings, and commodity chemicals, where I felt poor fundamentals were not fully reflected in the stocks' valuations.

Q. Did your approach change after September 11?

A. Only in airline industry stocks. I had emphasized these stocks before 9/11 because they had attractive valuations and seemed poised to do well in an economic rebound. While I didn't reduce this emphasis, I did refocus on companies with better balance sheets that would help them survive short-term difficulties. For example, I sold some shares in Continental Airlines, while buying more shares of Northwest.

Q. What types of investments had the greatest influence on performance?

A. The emphasis on home builders helped. Builders such as Centex, Beazer Homes and Standard Pacific all contributed positively, as did firms in consumer-related industries, including Furniture Brands, Black & Decker and Mohawk Industries. Not owning Dow Chemical was a good decision. The company was hard-hit by potential asbestos-related problems. On the negative side, conglomerate Tyco International was a major detractor. Despite good performance during most of 2001, its stock plummeted in the first two months of 2002 because of concerns about its accounting. However, the company had solid cash flow and still was the largest holding at the end of the period. Airline stocks such as United Airlines, Northwest Airlines and American Airlines were detractors even though their stocks recovered some of the value they had lost immediately after September 11.

Q. What's your outlook for cyclical stocks?

A. Leading economic indicators are pointing to a recovery, which should help the stocks of companies whose businesses tend to grow as the economy expands. Moreover, many of these companies should find it easier to report year-over-year earnings improvements, a comparison that should make them attractive to investors. However, my optimism is tempered by the realization that cyclical stocks no longer are cheap after outperforming the overall market during the past year. Many are trading at price-to-earnings ratios above their historical medians. I intend to maintain my emphasis on companies with good balance sheets that have the potential to improve earnings as the economy expands, and I will continue to look for new ideas generated by Fidelity analysts. I think the fund is well-positioned to benefit when the economy rebounds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: March 3, 1997

Fund number: 515

Trading symbol: FCYIX

Size: as of February 28, 2002, more than $22 million

Manager: Pratima Abichandani, since 2000; manager, Fidelity Advisor Cyclical Industries Fund, since 2000; Fidelity Select Medical Delivery Portfolio, February 2000-December 2000; several Fidelity international funds, 1997-2000; joined Fidelity in 1994

Annual Report

Cyclical Industries Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 11.1%
Alliant Techsystems, Inc. (a)	480	$ 45,077
Boeing Co.	10,940	502,802
EDO Corp.	2,500	66,375
Honeywell International, Inc.	15,210	579,805
Integrated Defense Technologies, Inc.	100	2,550
L-3 Communications Holdings, Inc. (a)	520	57,122
Lockheed Martin Corp.	8,520	480,613
Northrop Grumman Corp.	2,570	275,093
United Technologies Corp.	7,121	519,477
TOTAL AEROSPACE & DEFENSE		2,528,914
AIR FREIGHT & COURIERS - 0.9%
Expeditors International of Washington, Inc.	690	37,619
United Parcel Service, Inc. Class B	2,830	166,800
TOTAL AIR FREIGHT & COURIERS		204,419
AIRLINES - 3.5%
Alaska Air Group, Inc. (a)	590	18,320
AMR Corp. (a)	6,950	181,395
Continental Airlines, Inc. Class B (a)	2,020	63,630
Delta Air Lines, Inc.	5,990	206,655
Northwest Airlines Corp. (a)	8,740	139,316
SkyWest, Inc.	920	23,368
Southwest Airlines Co.	7,745	163,497
TOTAL AIRLINES		796,181
AUTO COMPONENTS - 1.7%
American Axle & Manufacturing Holdings, Inc. (a)	1,110	29,637
ArvinMeritor, Inc.	1,660	46,795
Delphi Automotive Systems Corp.	9,470	151,425
Johnson Controls, Inc.	480	42,605
Keystone Automotive Industries, Inc. (a)	3,080	53,438
Michelin SA (Compagnie Generale des Etablissements) Series B	940	35,858
Superior Industries International, Inc.	560	25,200
TOTAL AUTO COMPONENTS		384,958
AUTOMOBILES - 3.3%
Coachmen Industries, Inc.	1,920	34,368
General Motors Corp.	10,442	553,217
Toyota Motor Corp.	2,800	72,030
Winnebago Industries, Inc.	1,830	86,998
TOTAL AUTOMOBILES		746,613
BUILDING PRODUCTS - 3.9%
American Standard Companies, Inc. (a)	4,740	309,522
Dal-Tile International, Inc. (a)	4,140	102,672

	Shares	Value (Note 1)
Masco Corp.	11,510	$ 323,086
York International Corp.	4,460	156,100
TOTAL BUILDING PRODUCTS		891,380
CHEMICALS - 6.2%
Cytec Industries, Inc. (a)	3,300	89,595
Engelhard Corp.	5,030	144,713
Georgia Gulf Corp.	7,460	179,115
Lyondell Chemical Co.	5,810	90,810
Millennium Chemicals, Inc.	4,490	61,289
Minerals Technologies, Inc.	910	46,355
Monsanto Co.	2,280	70,589
Omnova Solutions, Inc.	10,100	70,195
PolyOne Corp.	8,800	88,000
Praxair, Inc.	7,590	439,461
Solutia, Inc.	11,880	80,784
Valspar Corp.	830	36,752
TOTAL CHEMICALS		1,397,658
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Allied Waste Industries, Inc. (a)	9,570	124,889
Avery Dennison Corp.	3,360	215,040
Herman Miller, Inc.	3,730	86,760
Republic Services, Inc. (a)	3,170	56,902
Steelcase, Inc. Class A	4,150	62,956
Waste Management, Inc.	3,600	94,716
TOTAL COMMERCIAL SERVICES & SUPPLIES		641,263
CONSTRUCTION & ENGINEERING - 0.8%
Fluor Corp.	2,090	79,232
Jacobs Engineering Group, Inc. (a)	1,630	109,944
TOTAL CONSTRUCTION & ENGINEERING		189,176
CONSTRUCTION MATERIALS - 1.1%
Centex Construction Products, Inc.	660	21,450
Florida Rock Industries, Inc.	810	33,866
Lafarge North America, Inc.	890	36,793
Martin Marietta Materials, Inc.	3,530	147,378
TOTAL CONSTRUCTION MATERIALS		239,487
CONTAINERS & PACKAGING - 1.4%
Applied Extrusion Technologies, Inc. (a)	7,440	53,940
Owens-Illinois, Inc. (a)	2,880	42,278
Packaging Corp. of America (a)	2,950	56,581
Pactiv Corp. (a)	6,150	117,035
Sealed Air Corp. (a)	970	43,631
TOTAL CONTAINERS & PACKAGING		313,465
ELECTRICAL EQUIPMENT - 1.3%
AMETEK, Inc.	790	27,271
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - CONTINUED
Baldor Electric Co.	2,300	$ 48,875
Emerson Electric Co.	3,600	207,324
TOTAL ELECTRICAL EQUIPMENT		283,470
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
Millipore Corp.	3,370	175,914
PerkinElmer, Inc.	4,610	106,030
Roper Industries, Inc.	1,280	59,840
Thermo Electron Corp.	7,990	162,597
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		504,381
ENERGY EQUIPMENT & SERVICES - 0.2%
Baker Hughes, Inc.	550	19,421
Weatherford International, Inc. (a)	490	22,589
TOTAL ENERGY EQUIPMENT & SERVICES		42,010
FOOD PRODUCTS - 0.3%
Delta & Pine Land Co.	3,430	64,964
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Viasys Healthcare, Inc. (a)	1,167	25,639
HOUSEHOLD DURABLES - 13.4%
Beazer Homes USA, Inc. (a)	2,450	221,848
Black & Decker Corp.	10,510	509,735
Centex Corp.	4,170	243,695
Champion Enterprises, Inc. (a)	1,720	15,188
Clayton Homes, Inc.	2,240	34,048
D.R. Horton, Inc.	2,770	110,523
Fleetwood Enterprises, Inc.	4,230	42,215
Furniture Brands International, Inc. (a)	5,960	227,374
KB Home	1,000	43,650
Leggett & Platt, Inc.	7,600	194,940
Lennar Corp.	2,930	161,765
Maytag Corp.	3,320	132,568
Mohawk Industries, Inc. (a)	4,570	287,590
Oakwood Homes Corp. (a)	3,020	24,643
Pulte Homes, Inc.	2,220	115,307
Ryland Group, Inc.	1,710	152,754
Snap-On, Inc.	4,700	161,915
Standard Pacific Corp.	6,870	196,345
The Stanley Works	1,360	68,585
Toll Brothers, Inc. (a)	420	20,597
Whirlpool Corp.	1,040	78,104
TOTAL HOUSEHOLD DURABLES		3,043,389
INDUSTRIAL CONGLOMERATES - 15.4%
General Electric Co.	25,040	964,040

	Shares	Value (Note 1)
Minnesota Mining & Manufacturing Co.	7,950	$ 937,544
Tyco International Ltd.	54,340	1,581,285
TOTAL INDUSTRIAL CONGLOMERATES		3,482,869
MACHINERY - 12.6%
Albany International Corp. Class A	5,780	155,598
Astec Industries, Inc. (a)	2,530	38,709
Danaher Corp.	3,190	214,464
Donaldson Co., Inc.	1,280	46,272
Eaton Corp.	3,320	268,057
Graco, Inc.	900	36,945
IDEX Corp.	3,500	125,300
Illinois Tool Works, Inc.	6,030	443,567
Ingersoll-Rand Co. Ltd. Class A	4,900	245,000
Kennametal, Inc.	4,840	187,018
Milacron, Inc.	8,280	105,239
Navistar International Corp.	6,490	275,955
Oshkosh Truck Co.	1,610	84,686
Parker Hannifin Corp.	2,450	122,059
Pentair, Inc.	3,920	152,880
SPX Corp. (a)	2,370	299,829
Stewart & Stevenson Services, Inc.	2,440	37,893
Terex Corp. (a)	1,240	25,271
TOTAL MACHINERY		2,864,742
MARINE - 0.2%
Teekay Shipping Corp.	1,480	54,760
METALS & MINING - 1.1%
Alcan, Inc.	1,430	57,889
Alcoa, Inc.	776	29,154
Arch Coal, Inc.	1,420	25,773
Century Aluminum Co.	2,830	31,526
Massey Energy Corp.	1,500	21,210
Nucor Corp.	750	42,375
Teck Cominco Ltd. Class B (sub. vtg.)	5,110	45,289
TOTAL METALS & MINING		253,216
OIL & GAS - 0.5%
Pennzoil-Quaker State Co.	7,760	109,416
REAL ESTATE - 0.2%
LNR Property Corp.	1,600	52,960
ROAD & RAIL - 6.1%
Burlington Northern Santa Fe Corp.	7,430	215,619
C.H. Robinson Worldwide, Inc.	1,450	42,195
Canadian National Railway Co.	7,200	362,831
CNF, Inc.	1,230	38,142
CSX Corp.	6,570	247,952
Common Stocks - continued
	Shares	Value (Note 1)
ROAD & RAIL - CONTINUED
Norfolk Southern Corp.	4,970	$ 118,236
Union Pacific Corp.	6,030	365,840
TOTAL ROAD & RAIL		1,390,815
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
Applied Materials, Inc. (a)	1,350	58,685
Cabot Microelectronics Corp. (a)	791	43,537
KLA-Tencor Corp. (a)	2,100	121,611
Kulicke & Soffa Industries, Inc. (a)	2,080	36,650
Mykrolis Corp.	2,280	24,168
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		284,651
SPECIALTY RETAIL - 1.5%
AutoZone, Inc. (a)	720	47,779
Copart, Inc. (a)	1,575	27,389
Group 1 Automotive, Inc. (a)	1,790	67,179
O'Reilly Automotive, Inc. (a)	870	28,754
Sonic Automotive, Inc. Class A (a)	6,070	159,520
TOTAL SPECIALTY RETAIL		330,621
TOTAL COMMON STOCKS (Cost $19,588,054)		21,121,417
Money Market Funds - 7.1%

Fidelity Cash Central Fund, 1.83% (b)	1,596,850	1,596,850
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	27,000	27,000
TOTAL MONEY MARKET FUNDS (Cost $1,623,850)		1,623,850
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $21,211,904)		22,745,267
NET OTHER ASSETS - (0.2)%		(51,502)
NET ASSETS - 100%		$ 22,693,765
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $22,537,111 and $9,372,845, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $325 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $21,444,084. Net unrealized appreciation aggregated $1,301,183, of which $2,980,139 related to appreciated investment securities and $1,678,956 related to depreciated investment securities.

The fund hereby designates approximately $7,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $351,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $24,480) (cost $21,211,904) - See accompanying schedule		$ 22,745,267
Receivable for fund shares sold		740,722
Dividends receivable		33,313
Interest receivable		1,193
Other receivables		20
Total assets		23,520,515
Liabilities
Payable for investments purchased	$ 748,868
Payable for fund shares redeemed	21,027
Accrued management fee	9,617
Other payables and accrued expenses	20,238
Collateral on securities loaned, at value	27,000
Total liabilities		826,750
Net Assets		$ 22,693,765
Net Assets consist of:
Paid in capital		$ 21,746,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(585,698)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,533,357
Net Assets, for 1,544,980 shares outstanding		$ 22,693,765
Net Asset Value and redemption price per share ($22,693,765 ÷ 1,544,980 shares)		$ 14.69
Maximum offering price per share (100/97.00 of $14.69)		$ 15.14

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 186,155
Interest		29,958
Security lending		52
Total income		216,165
Expenses
Management fee	$ 85,781
Transfer agent fees	66,432
Accounting and security lending fees	60,309
Non-interested trustees' compensation	47
Custodian fees and expenses	16,709
Registration fees	17,678
Audit	13,642
Legal	109
Miscellaneous	3,230
Total expenses before reductions	263,937
Expense reductions	(951)	262,986
Net investment income (loss)		(46,821)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(494,086)
Foreign currency transactions	(324)
Total net realized gain (loss)		(494,410)
Change in net unrealized appreciation (depreciation) on:
Investment securities	780,454
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		780,453
Net gain (loss)		286,043
Net increase (decrease) in net assets resulting from operations		$ 239,222
Other Information Sales charges paid to FDC		$ 43,331
Exchange fees withheld by FSC		$ 353

See accompanying notes which are an integral part of the financial statements.

Annual Report

Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (46,821)	$ (28,528)
Net realized gain (loss)	(494,410)	31,644
Change in net unrealized appreciation (depreciation)	780,453	932,590
Net increase (decrease) in net assets resulting from operations	239,222	935,706
Distributions to shareholders from net realized gain	(6,645)	(31,644)
Distributions to shareholders in excess of net realized gain	-	(57,678)
Total distributions	(6,645)	(89,322)
Share transactions Net proceeds from sales of shares	26,469,781	11,950,294
Reinvestment of distributions	6,588	86,395
Cost of shares redeemed	(12,186,400)	(8,861,235)
Net increase (decrease) in net assets resulting from share transactions	14,289,969	3,175,454
Redemption fees	14,431	23,010
Total increase (decrease) in net assets	14,536,977	4,044,848
Net Assets
Beginning of period	8,156,788	4,111,940
End of period	$ 22,693,765	$ 8,156,788
Other Information Shares
Sold	1,843,511	870,182
Issued in reinvestment of distributions	474	6,479
Redeemed	(862,852)	(668,740)
Net increase (decrease)	981,133	207,921

Financial Highlights

Years ended February 28,	2002	2001	2000 H	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.47	$ 11.55	$ 11.39	$ 12.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.07)	(.13)	(.13)	(.11)
Net realized and unrealized gain (loss)	.26	3.11	.21	(.49)	2.59
Total from investment operations	.22	3.04	.08	(.62)	2.48
Distributions from net realized gain	(.01)	(.06)	-	(.09)	(.46)
Distributions in excess of net realized gain	-	(.11)	-	-	-
Total distributions	(.01)	(.17)	-	(.09)	(.46)
Redemption fees added to paid in capital E	.01	.05	.08	.03	.05
Net asset value, end of period	$ 14.69	$ 14.47	$ 11.55	$ 11.39	$ 12.07
Total Return B, C, D	1.59%	26.88%	1.40%	(4.96)%	25.77%
Ratios to Average Net Assets G
Expenses before expense reductions	1.79%	3.14%	2.93%	3.97%	5.17% A
Expenses net of voluntary waivers, if any	1.79%	2.50%	2.50%	2.50%	2.50% A
Expenses net of all reductions	1.78%	2.49%	2.49%	2.49%	2.50% A
Net investment income (loss)	(.32)%	(.48)%	(1.00)%	(1.09)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,694	$ 8,157	$ 4,112	$ 3,087	$ 3,965
Portfolio turnover rate	67%	150%	211%	103%	140% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of sales charges. E Calculated based on average shares outstanding during the period. F For the period March 3, 1997 (commencement of operations) to February 28, 1998. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Defense and Aerospace Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	9.09%	88.85%	347.95%
Select Defense and Aerospace (load adj.)	5.81%	83.19%	334.51%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	9.09%	13.56%	16.18%
Select Defense and Aerospace (load adj.)	5.81%	12.87%	15.82%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1992 and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $43,451 - a 334.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Northrop Grumman Corp.	9.4
Lockheed Martin Corp.	8.8
Boeing Co.	6.6
L-3 Communications Holdings, Inc.	6.2
Honeywell International, Inc.	5.4
Goodrich Corp.	4.9
United Technologies Corp.	4.8
TRW, Inc.	4.5
Alliant Techsystems, Inc.	4.4
General Motors Corp. Class H	4.1
59.1
Top Industries as of February 28, 2002
% of fund's net assets
Aerospace & Defense	63.9%
Communications Equipment	6.2%
Media	5.4%
Auto Components	4.5%
Wireless Telecommunication Services	4.1%
All Others *	15.9%
* Includes short-term investments and net other assets.

Annual Report

Defense and Aerospace Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan, Portfolio Manager of Fidelity Select Defense and Aerospace Portfolio

Q. How did the fund perform, Matt?

A. Quite well. For the 12-month period that ended February 28, 2002, the fund returned 9.09%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector - declined 1.78%. During the same period, the Standard & Poor's 500 Index fell 9.51%.

Q. Why did the fund outperform the Goldman Sachs index by such a wide margin?

A. The fund's high concentration of defense stocks, which outperformed most other cyclical industries stocks included in the Goldman Sachs index during the period, enabled the fund to deliver a better return.

Q. What factors made defense stocks so attractive?

A. The environment for defense spending was positive because the Bush administration was a proponent of increasing the country's defense budget. After 15 years of budget declines, the tragic events of September 11 swayed public opinion in favor of defense spending and, in January of 2002, President Bush outlined his proposal for a $48 billion boost in defense spending - the largest proposed budget increase in more than two decades. As a result, there is now a sustained up-cycle in defense spending.

Q. What strategies did you pursue?

A. I heavily overweighted defense stocks while underweighting aerospace stocks, an industry that generally didn't perform very well. Prior to September 11, it was pretty clear that the airlines were starting to cut capacity growth forecasts, which was not a positive development for aerospace manufacturers. The fund's positioning worked very well in the aftermath of September 11, as aerospace stocks plummeted given the resulting loss of airline travel and the reduced prospects for plane orders in 2002. At the same time, enthusiasm for defense stocks, such as fund holdings Northrop Grumman, General Dynamics and Alliant Techsystems, reached a level not seen in years. All three of these defense manufacturers soared after the attacks and were among the fund's best performers.

Q. Which other holdings lifted fund performance?

A. Defense contractor Lockheed Martin, the fund's top performer, appreciated more than 50% after investors recognized the company's strong earnings outlook. TRW, an automotive parts and aerospace manufacturer, also performed well. The stock is not part of the Goldman Sachs index, and the fund didn't own it six months ago, but I saw an opportunity near the end of the period that worked out well. I bought TRW the day its CEO, David Cote, left the company to run Honeywell International. The stock declined substantially that day and I had viewed Cote as an obstacle to the company being acquired by a larger firm. Cote, a former General Electric veteran, had been implementing major cost-cutting measures to restructure the company. Two days after his departure, defense giant Northrop Grumman announced a deal to acquire TRW and the stock soared 26% that day, before finishing the period up more than 30%.

Q. What holdings proved disappointing?

A. The biggest detractors were satellite companies that were exposed to the poor-performing commercial telecommunications market, including General Motors Hughes, PanAmSat and Loral Space and Communications. Generally speaking, the earnings outlook for these companies collapsed as overcapacity issues came to the forefront. Investors questioned the growth rate and financial stability of their end users, which include broadcast networks and other communications outlets that lease satellite transponder capacity.

Q. What's your outlook?

A. There's likely to be more upside to defense stocks, given the increased defense spending cycle at hand. At the end of the period, I was particularly optimistic about those companies, such as Boeing, with business operations that included both the earnings growth potential tied to increased defense spending, as well as the cyclical upside potential should the aerospace cycle turn positive with an economic recovery in 2002. Shareholders could expect the fund to have a higher aerospace exposure in the months head. Airlines initially reduced capacity 20% after September 11 by parking planes and eliminating lower-margin routes. This capacity is slowly returning as demand for airline travel recovers. The industry, however, has pulled forward several years of retiring older planes, and about 7% of the capacity will not return to the industry. Therefore, if airline travel rebounds to where it had been prior to September 11, orders for new planes could increase.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: May 8, 1984

Fund number: 067

Trading symbol: FSDAX

Size: as of February 28, 2002, more than
$286 million

Manager: Matthew Fruhan, since 2001; manager Fidelity Select Air Transportation, since 2001; Fidelity Select Food and Agriculture Portfolio, 1999-2001; analyst, various industries, 1995-1998; joined Fidelity in 1995

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 89.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 63.9%
AAR Corp.	31,500	$ 233,100
Aeroflex, Inc. (a)	137,400	1,353,390
Alliant Techsystems, Inc. (a)	133,470	12,534,168
BE Aerospace, Inc. (a)	191,500	1,463,060
Boeing Co.	410,700	18,875,772
Compudyne Corp. (a)	88,200	1,058,400
DRS Technologies, Inc. (a)	28,800	1,152,000
EDO Corp.	23,600	626,580
Engineered Support Systems, Inc.	35,000	1,400,000
GenCorp, Inc.	85,000	923,950
General Dynamics Corp.	115,200	10,469,376
Goodrich Corp.	473,750	14,141,438
Honeywell International, Inc.	410,500	15,648,260
Integrated Defense Technologies, Inc.	6,300	160,650
L-3 Communications Holdings, Inc. (a)	161,800	17,773,730
Lockheed Martin Corp.	448,600	25,305,526
Mercury Computer Systems, Inc. (a)	75,200	2,410,912
Northrop Grumman Corp.	253,124	27,094,392
Precision Castparts Corp.	205,900	6,640,275
Raytheon Co.	170,152	6,583,181
Triumph Group, Inc. (a)	61,700	2,184,180
United Defense Industries, Inc.	60,900	1,668,660
United Technologies Corp.	187,700	13,692,715
TOTAL AEROSPACE & DEFENSE		183,393,715
AIRLINES - 0.5%
Delta Air Lines, Inc.	38,800	1,338,600
AUTO COMPONENTS - 4.5%
TRW, Inc.	256,600	12,894,150
COMMUNICATIONS EQUIPMENT - 6.2%
Anaren Microwave, Inc. (a)	94,400	1,198,880
Harris Corp.	295,300	10,114,025
Loral Space & Communications Ltd. (a)	1,726,700	3,436,133
REMEC, Inc. (a)	126,350	988,057
ViaSat, Inc. (a)	158,500	2,036,725
TOTAL COMMUNICATIONS EQUIPMENT		17,773,820
ELECTRICAL EQUIPMENT - 3.9%
Rockwell International Corp.	567,350	11,205,163
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Trimble Navigation Ltd. (a)	56,600	735,800
INDUSTRIAL CONGLOMERATES - 0.3%
Tyco International Ltd.	29,000	843,900
MEDIA - 5.4%
Comcast Corp. Class A (special) (a)	66,800	2,262,516

	Shares	Value (Note 1)
EchoStar Communications Corp. Class A (a)	56,500	$ 1,475,780
General Motors Corp. Class H (a)	800,700	11,810,325
TOTAL MEDIA		15,548,621
WIRELESS TELECOMMUNICATION SERVICES - 4.1%
PanAmSat Corp. (a)	541,400	11,645,514
TOTAL COMMON STOCKS (Cost $218,440,312)		255,379,283
Money Market Funds - 16.9%

Fidelity Cash Central Fund, 1.83% (b)	33,017,148	33,017,148
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	15,371,500	15,371,500
TOTAL MONEY MARKET FUNDS (Cost $48,388,648)		48,388,648
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $266,828,960)		303,767,931
NET OTHER ASSETS - (5.9)%		(16,936,644)
NET ASSETS - 100%		$ 286,831,287
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $248,896,440 and $93,777,162, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,249 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $268,625,541. Net unrealized appreciation aggregated $35,142,390, of which $44,756,606 related to appreciated investment securities and $9,614,216 related to depreciated investment securities.

The fund hereby designates approximately $117,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $570,000 all of which will expire on February 28, 2010.

The fund designates 8% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $14,375,805) (cost $266,828,960) - See accompanying schedule		$ 303,767,931
Receivable for fund shares sold		6,192,912
Dividends receivable		525,141
Interest receivable		47,893
Redemption fees receivable		442
Other receivables		2,379
Total assets		310,536,698
Liabilities
Payable for investments purchased	$ 7,878,531
Payable for fund shares redeemed	230,646
Accrued management fee	119,544
Other payables and accrued expenses	105,190
Collateral on securities loaned, at value	15,371,500
Total liabilities		23,705,411
Net Assets		$ 286,831,287
Net Assets consist of:
Paid in capital		$ 253,817,847
Undistributed net investment income		259,799
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,185,330)
Net unrealized appreciation (depreciation) on investments		36,938,971
Net Assets, for 6,225,154 shares outstanding		$ 286,831,287
Net Asset Value and redemption price per share ($286,831,287 ÷ 6,225,154 shares)		$ 46.08
Maximum offering price per share (100/97.00 of $46.08)		$ 47.51

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 1,680,305
Interest		328,254
Security lending		23,191
Total income		2,031,750
Expenses
Management fee	$ 757,167
Transfer agent fees	674,943
Accounting and security lending fees	92,029
Non-interested trustees' compensation	392
Custodian fees and expenses	9,564
Registration fees	39,914
Audit	17,276
Legal	919
Miscellaneous	9,351
Total expenses before reductions	1,601,555
Expense reductions	(56,143)	1,545,412
Net investment income (loss)		486,338
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,966,972)
Foreign currency transactions	489
Total net realized gain (loss)		(3,966,483)
Change in net unrealized appreciation (depreciation) on investment securities		32,745,827
Net gain (loss)		28,779,344
Net increase (decrease) in net assets resulting from operations		$ 29,265,682
Other Information Sales charges paid to FDC		$ 1,321,095
Deferred sales charges withheld by FDC		$ 136
Exchange fees withheld by FSC		$ 8,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 486,338	$ 30,405
Net realized gain (loss)	(3,966,483)	2,958,636
Change in net unrealized appreciation (depreciation)	32,745,827	3,285,134
Net increase (decrease) in net assets resulting from operations	29,265,682	6,274,175
Distributions to shareholders from net investment income	(222,154)	(23,210)
Distributions to shareholders from net realized gain	(817,282)	(1,761,557)
Total distributions	(1,039,436)	(1,784,767)
Share transactions Net proceeds from sales of shares	297,951,478	87,449,230
Reinvestment of distributions	998,696	1,724,061
Cost of shares redeemed	(118,765,297)	(36,869,375)
Net increase (decrease) in net assets resulting from share transactions	180,184,877	52,303,916
Redemption fees	150,656	70,663
Total increase (decrease) in net assets	208,561,779	56,863,987
Net Assets
Beginning of period	78,269,508	21,405,521
End of period (including undistributed net investment income of $259,799 and undistributed net investment income of $5,004, respectively)	$ 286,831,287	$ 78,269,508
Other Information Shares
Sold	7,298,863	2,070,184
Issued in reinvestment of distributions	25,522	43,072
Redeemed	(2,926,558)	(908,882)
Net increase (decrease)	4,397,827	1,204,374

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 42.83	$ 34.36	$ 33.85	$ 37.57	$ 28.94
Income from Investment Operations
Net investment income (loss) C	.15	.03	(.15)	(.19)	(.29)
Net realized and unrealized gain (loss)	3.59	10.19	1.14	(3.61)	11.84
Total from investment operations	3.74	10.22	.99	(3.80)	11.55
Distributions from net investment income	(.05)	(.02)	-	-	-
Distributions from net realized gain	(.49)	(1.81)	(.59)	-	(3.04)
Total distributions	(.54)	(1.83)	(.59)	-	(3.04)
Redemption fees added to paid in capital C	.05	.08	.11	.08	.12
Net asset value, end of period	$ 46.08	$ 42.83	$ 34.36	$ 33.85	$ 37.57
Total Return A, B	9.09%	30.45%	3.24%	(9.90)%	42.68%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.52%	1.61%	1.48%	1.77%
Expenses net of voluntary waivers, if any	1.23%	1.52%	1.61%	1.48%	1.77%
Expenses net of all reductions	1.19%	1.49%	1.59%	1.42%	1.71%
Net investment income (loss)	.37%	.08%	(.42)%	(.53)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 286,831	$ 78,270	$ 21,406	$ 28,497	$ 101,805
Portfolio turnover rate	76%	119%	146%	221%	311%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Environmental Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Environmental	-10.79%	-19.88%	-2.54%
Select Environmental (load adj.)	-13.46%	-22.28%	-5.46%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Environmental	-10.79%	-4.34%	-0.26%
Select Environmental (load adj.)	-13.46%	-4.92%	-0.56%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have been $9,454 - a 5.46% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Allied Waste Industries, Inc.	6.9
Republic Services, Inc.	6.5
Ecolab, Inc.	6.4
Whole Foods Market, Inc.	6.2
Waste Connections, Inc.	6.2
Millipore Corp.	6.0
Waste Management, Inc.	5.9
Stericycle, Inc.	5.7
Donaldson Co., Inc.	5.6
Thermo Electron Corp.	4.8
60.2
Top Industries as of February 28, 2002
% of fund's net assets
Commercial Services & Supplies	33.4%
Machinery	14.7%
Electronic Equipment & Instruments	10.8%
Chemicals	6.4%
Food & Drug Retailing	6.2%
All Others*	28.5%
* Includes short-term investments and net other assets.

Annual Report

Environmental Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Valerie Friedholm (left), who managed Fidelity Select Environmental Portfolio during the period covered by this report, with additional comments from Robert Bao (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Valerie?

V.F. For the 12-month period that ended February 28, 2002, the fund had a return of -10.79%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector - declined 1.78%, while the Standard & Poor's 500 Index fell 9.51%.

Q. What factors caused the fund to underperform its Goldman Sachs benchmark?

V.F. The sluggish economy had a more concentrated effect on the environmental services industry than it did on the broader range of cyclical industries measured by the Goldman Sachs index. It had an especially negative impact on fuel cell companies developing alternative energy sources that are not yet delivering sustainable earnings. Many of these companies rely on the capital markets to support their operations, so when previously available funding sources started to dry up, the prices of many of these stocks fell heavily. Solid-waste-disposal companies usually are fairly resilient during slow times, with ongoing residential contracts helping to buoy operations. During the second half of the period, however, the weak economy forced industrial plant slowdowns, and this slackened demand for disposal services in the higher-margin industrial sector caused some companies to miss earnings projections. Although not all waste disposal companies were so affected, the market generally treated all with the same skepticism and bid down their share prices considerably.

Q. How did you alter your strategy in response to these deteriorating economic circumstances?

V.F. There are basically two investible groups in the industry - alternate energy source developers and waste disposal companies - with the former group being historically more volatile in terms of performance, and the latter more slow and steady in its growth prospects. When I took over the fund in mid-2001, I made the decision to underweight the alternate energy developers and favor the slower, more consistent growers in the waste disposal area, which generally worked to the fund's benefit.

Q. What holdings hurt overall performance the most?

V.F. The largest drags on performance came from three companies in the energy production business and were based mainly on investor concerns about electrical overcapacity: Capstone Turbine and Covanta Energy, both of which supply systems for the power generation industry; and Calpine, which owns and operates gas-fired power plants. Ballard Power Systems, a fuel-cell company, and Vivendi Environmental, a water treatment and waste disposal company, both turned in disappointing performances as a result of the secular themes I spoke about earlier. Another disappointing performer was Thermo Electron, the maker of analytic instruments for a variety of industries and one of the fund's top-10 holdings. The company lowered its earnings expectations early in the period, and the market reacted by bidding down its share price about 25% in the immediate aftermath of the company's announcement.

Q. Where did you find positive performance?

V.F. Several names turned in strong results. The biggest contribution came from Whole Foods Market, the world's largest retailer of natural and organic foods as well as one of the fund's top-10 holdings, which benefited from a growing demographic trend toward healthier eating. Stericycle, a nationally based medical waste disposal company, and Ecolab, a global leader in commercial cleaning and sanitizing products, both realized strong performance from their recurring-revenue-stream businesses. The fund also got a lift from Millipore, another top-10 holding, which spun off its microelectronics business early in the period to concentrate on its core business of developing technologies for use in drug development.

Q. Turning to you, Bobby, what's your outlook for the next six months?

R.B. I'm generally comfortable with the fund's positioning for the future. The one change I could make is to create an even more overweighted position in the solid-waste-management companies. This segment of the industry is pretty well consolidated, with the top three companies now controlling about 50% of the total capacity, which gives them strong pricing power. These holdings are somewhat defensive by nature and have the potential to outperform if economic conditions remain unchanged. However, if conditions improve, waste volume should pick up, especially from industrial sources, with the likely effect that revenues and share prices may both be driven higher.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 29, 1989

Fund number: 516

Trading symbol: FSLEX

Size: as of February 28, 2002, more than
$12 million

Manager: Robert Bao, since March 2002; research analyst, various industries, since 1997; joined Fidelity in 1997

Annual Report

Environmental Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 89.7%
	Shares	Value (Note 1)
CHEMICALS - 6.4%
Ecolab, Inc.	17,100	$ 800,793
COMMERCIAL SERVICES & SUPPLIES - 33.4%
Allied Waste Industries, Inc. (a)	65,560	855,558
Ionics, Inc. (a)	8,500	272,935
Republic Services, Inc. (a)	45,400	814,930
Stericycle, Inc. (a)	11,000	709,610
Waste Connections, Inc. (a)	24,700	773,110
Waste Management, Inc.	28,193	741,758
TOTAL COMMERCIAL SERVICES & SUPPLIES		4,167,901
CONSTRUCTION & ENGINEERING - 2.3%
Insituform Technologies, Inc. Class A (a)	11,600	286,520
ELECTRICAL EQUIPMENT - 5.2%
Ballard Power Systems, Inc. (a)	11,000	289,933
Capstone Turbine Corp. (a)	39,700	109,572
FuelCell Energy, Inc. (a)	7,500	114,450
Plug Power, Inc. (a)	15,200	131,632
TOTAL ELECTRICAL EQUIPMENT		645,587
ELECTRONIC EQUIPMENT & INSTRUMENTS - 10.8%
Millipore Corp.	14,300	746,460
Thermo Electron Corp.	29,750	605,413
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,351,873
ENERGY EQUIPMENT & SERVICES - 2.1%
Newpark Resources, Inc. (a)	39,200	260,288
FOOD & DRUG RETAILING - 6.2%
Whole Foods Market, Inc. (a)	17,400	773,430
FOOD PRODUCTS - 2.7%
Hain Celestial Group, Inc. (a)	16,500	339,075
HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
Viasys Healthcare, Inc. (a)	5,968	131,117
MACHINERY - 14.7%
Catalytica Energy Systems, Inc. (a)	13,700	47,950
CUNO, Inc. (a)	9,700	338,336
Danaher Corp.	3,300	221,859
Donaldson Co., Inc.	19,400	701,310
Kadant, Inc. (a)	5,006	65,078
Pall Corp.	23,600	460,672
TOTAL MACHINERY		1,835,205
MULTI-UTILITIES - 3.7%
Covanta Energy Corp. (a)	4,600	2,944
Vivendi Environnement	14,300	453,548
TOTAL MULTI-UTILITIES		456,492

	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.2%
Asyst Technologies, Inc. (a)	2,500	$ 41,950
Mykrolis Corp.	9,678	102,587
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		144,537
TOTAL COMMON STOCKS (Cost $13,615,614)		11,192,818
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 1.83% (b)	742,079	742,079
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	114,000	114,000
TOTAL MONEY MARKET FUNDS (Cost $856,079)		856,079
TOTAL INVESTMENT PORTFOLIO - 96.6% (Cost $14,471,693)		12,048,897
NET OTHER ASSETS - 3.4%		421,807
NET ASSETS - 100%		$ 12,470,704
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $18,942,077 and $28,366,393, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,428 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,228,600. The weighted average interest rate was 3.92%.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $15,388,320. Net unrealized depreciation aggregated $3,339,423, of which $786,221 related to appreciated investment securities and $4,125,644 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $253,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $1,030,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $98,724) (cost $14,471,693) - See accompanying schedule		$ 12,048,897
Receivable for investments sold		390,399
Receivable for fund shares sold		202,335
Dividends receivable		268
Interest receivable		2,690
Other receivables		146
Total assets		12,644,735
Liabilities
Payable for fund shares redeemed	$ 32,292
Accrued management fee	5,752
Other payables and accrued expenses	21,987
Collateral on securities loaned, at value	114,000
Total liabilities		174,031
Net Assets		$ 12,470,704
Net Assets consist of:
Paid in capital		$ 17,093,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,200,110)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,422,801)
Net Assets, for 1,076,726 shares outstanding		$ 12,470,704
Net Asset Value and redemption price per share ($12,470,704 ÷ 1,076,726 shares)		$ 11.58
Maximum offering price per share (100/97.00 of $11.58)		$ 11.94

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 70,597
Interest		48,230
Security lending		6,264
Total income		125,091
Expenses
Management fee	$ 109,136
Transfer agent fees	152,785
Accounting and security lending fees	60,683
Non-interested trustees' compensation	10
Custodian fees and expenses	11,203
Registration fees	23,506
Audit	13,613
Legal	277
Interest	1,213
Miscellaneous	7,938
Total expenses before reductions	380,364
Expense reductions	(4,464)	375,900
Net investment income (loss)		(250,809)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,065,786)
Foreign currency transactions	(999)
Total net realized gain (loss)		(1,066,785)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,083,763)
Assets and liabilities in foreign currencies	747
Total change in net unrealized appreciation (depreciation)		(1,083,016)
Net gain (loss)		(2,149,801)
Net increase (decrease) in net assets resulting from operations		$ (2,400,610)
Other Information Sales charges paid to FDC		$ 36,620
Deferred sales charges withheld by FDC		$ 1,315
Exchange fees withheld by FSC		$ 1,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (250,809)	$ (236,099)
Net realized gain (loss)	(1,066,785)	566,547
Change in net unrealized appreciation (depreciation)	(1,083,016)	5,100,596
Net increase (decrease) in net assets resulting from operations	(2,400,610)	5,431,044
Share transactions Net proceeds from sales of shares	19,365,995	31,581,661
Cost of shares redeemed	(29,192,049)	(29,957,066)
Net increase (decrease) in net assets resulting from share transactions	(9,826,054)	1,624,595
Redemption fees	29,492	59,098
Total increase (decrease) in net assets	(12,197,172)	7,114,737
Net Assets
Beginning of period	24,667,876	17,553,139
End of period	$ 12,470,704	$ 24,667,876
Other Information Shares
Sold	1,451,744	2,683,949
Redeemed	(2,275,069)	(2,617,912)
Net increase (decrease)	(823,325)	66,037

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 9.57	$ 12.77	$ 16.46	$ 14.50
Income from Investment Operations
Net investment income (loss) C	(.17)	(.13)	(.21)	(.18)	(.13)
Net realized and unrealized gain (loss)	(1.25)	3.51	(3.03)	(3.50)	2.07
Total from investment operations	(1.42)	3.38	(3.24)	(3.68)	1.94
Distributions in excess of net realized gain	-	-	(.01)	(.03)	-
Redemption fees added to paid in capital C	.02	.03	.05	.02	.02
Net asset value, end of period	$ 11.58	$ 12.98	$ 9.57	$ 12.77	$ 16.46
Total Return A, B	(10.79)%	35.63%	(25.00)%	(22.23)%	13.52%
Ratios to Average Net Assets D
Expenses before expense reductions	2.00%	1.92%	2.47%	2.20%	2.23%
Expenses net of voluntary waivers, if any	2.00%	1.92%	2.47%	2.20%	2.23%
Expenses net of all reductions	1.98%	1.88%	2.39%	2.16%	2.22%
Net investment income (loss)	(1.32)%	(1.17)%	(1.76)%	(1.23)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,471	$ 24,668	$ 17,553	$ 15,534	$ 25,183
Portfolio turnover rate	109%	168%	206%	123%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	4.07%	45.17%	239.20%
Select Industrial Equipment (load adj.)	0.94%	40.82%	229.03%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	4.07%	7.74%	12.99%
Select Industrial Equipment (load adj.)	0.94%	7.09%	12.65%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $32,903 - a 229.03% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Illinois Tool Works, Inc.	11.6
Applied Materials, Inc.	5.4
KLA-Tencor Corp.	4.9
SPX Corp.	4.8
Tyco International Ltd.	4.7
Parker Hannifin Corp.	4.5
American Standard Companies, Inc.	4.0
General Electric Co.	3.8
Weatherford International, Inc.	3.5
Honeywell International, Inc.	3.1
50.3
Top Industries as of February 28, 2002
% of fund's net assets
Machinery	35.1%
Semiconductor Equipment & Products	12.1%
Industrial Conglomerates	8.5%
Electrical Equipment	7.1%
Building Products	7.1%
All Others*	30.1%
* Includes short-term investments and net other assets.

Annual Report

Industrial Equipment Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Praveen Abichandani (left), who managed Fidelity Select Industrial Equipment Portfolio during the period covered by this report, with additional comments from Ted Orenstein (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Praveen?

P.A. For the 12-month period that ended February 28, 2002, the fund returned 4.07%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in cyclical industries - fell 1.78%. The fund also outperformed the broader market, as represented by the Standard & Poor's 500 Index, which dropped 9.51%.

Q. What factors drove the fund's performance?

P.A. The Federal Reserve Board's campaign to lower interest rates helped alter the stagnant market climate for industrial stocks. Midway through the period, several leading economic indicators - such as the National Purchasing Managers' Index, truck shipment data and industrial production output - showed that fundamentals had begun to stabilize in the manufacturing sector, causing industrial stocks to outperform the broader market. After a period of economic weakness, industrial stocks historically have rebounded roughly six months ahead of the economy, and I think we saw that trend begin to repeat itself. Prior to the terrorist attacks on September 11, valuations across the sector generally were low relative to the broader market. Therefore, when industrial stocks tested new all-time lows not seen since October of 2000 in the weeks after September 11, there was higher demand for them given their bargain prices, growing optimism about the economy and further easing by the Fed. The fund's ownership of strong-performing defense company stocks, such as Alliant Techsystems and General Dynamics, helped buffer its deteriorating performance during the equity market decline that occurred immediately after September 11.

Q. Why did the fund outperform the Goldman Sachs index?

P.A. Overweighting industrial stocks, such as Caterpillar, Parker Hannifin and American Standard was beneficial as the prospects for an increase in construction projects improved with a healthier economic outlook. I also overweighted semiconductor capital equipment stocks, which collectively gained more than 18% for the fund. There are five major companies in this industry - including fund holdings KLA-Tencor and Applied Materials - that are at the heart of the electronics revolution. The financial balance sheets of these companies were very good, and investors recognized that their strong earnings and cash flow could drive future stock performance against the backdrop of a slowing economy. Also, there was an expectation that this group would be among the first cyclical stocks to soar when the tumbling economy stabilized. Elsewhere, overweighting certain defense contractors helped our holdings in this industry outperform those in the Goldman Sachs index by more than 21 percentage points. I also made a good decision to underweight industrial conglomerates, which were plagued by slower earnings growth and accounting concerns. However, my stock selection in this area underperformed the index.

Q. Diversified manufacturer Illinois Tool Works, the fund's largest holding at the end of the period, was also its top performer. Why were you so fond of this stock?

P.A. Its valuation had been attractive going into the period. I felt it was a well-managed company with a strong track record. It also had a very clean balance sheet, meaning its financial condition was solid. The company performed well despite the economic slowdown partly because business remained robust in one of its larger end markets, housing construction. Further, I figured that when signs of an economic recovery trickled in, investors would pay a premium for this type of high-quality, cyclical company - and they did.

Q. Which holdings disappointed?

P.A. Tyco International, the fund's biggest detractor, was plagued by questions about both its accounting practices and management's decision to split up the industrial conglomerate. Oil field services firm Halliburton suffered from more than 200,000 asbestos claims against its Dresser Industries unit, and I sold the fund's position in the stock. Emerson Electric's exposure to the underperforming telecommunication services sector dampened enthusiasm for the stock.

Q. Turning to you, Ted, what's your outlook?

T.O. I'm positioning the fund to own companies that re-evaluated their cost structure during the past 18 months as the economy stumbled, and those that took the necessary measures to streamline their operations so they can emerge more profitable should the economy improve. I believe the earnings growth of many of the heavy machinery and construction equipment companies is currently understated by Wall Street, providing an opportunity for the fund to benefit from potential earnings surprises in the months ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 29, 1986

Fund number: 510

Trading symbol: FSCGX

Size: as of February 28, 2002, more than
$24 million

Manager: Ted Orenstein, since March 2002; manager, Fidelity Advisor Electronics Fund, 2000-2002; Fidelity Select Brokerage and Investment Portfolio, 1999-2000; analyst, banking and financial services industries, 1998-1999; joined Fidelity in 1998

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 87.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 5.4%
Alliant Techsystems, Inc. (a)	3,000	$ 281,730
General Dynamics Corp.	3,000	272,640
Honeywell International, Inc.	20,325	774,789
Rockwell Collins, Inc.	800	18,600
TOTAL AEROSPACE & DEFENSE		1,347,759
BUILDING PRODUCTS - 7.1%
American Standard Companies, Inc. (a)	15,300	999,090
Trex Co., Inc. (a)	1	22
York International Corp.	21,500	752,500
TOTAL BUILDING PRODUCTS		1,751,612
CHEMICALS - 1.4%
Praxair, Inc.	6,000	347,400
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Imagistics International, Inc. (a)	664	10,425
Pitney Bowes, Inc.	8,300	346,276
Ritchie Brothers Auctioneers, Inc. (a)	1,500	42,015
TOTAL COMMERCIAL SERVICES & SUPPLIES		398,716
ELECTRICAL EQUIPMENT - 7.1%
AMETEK, Inc.	20,500	707,660
Emerson Electric Co.	7,700	443,443
Hubbell, Inc. Class B	10,200	326,298
Power-One, Inc. (a)	6,000	42,180
Rockwell International Corp.	11,800	233,050
TOTAL ELECTRICAL EQUIPMENT		1,752,631
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
Millipore Corp.	13,000	678,600
PerkinElmer, Inc.	13,700	315,100
Thermo Electron Corp.	10,500	213,675
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,207,375
ENERGY EQUIPMENT & SERVICES - 3.5%
Weatherford International, Inc. (a)	18,700	862,070
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Viasys Healthcare, Inc. (a)	1,534	33,702
INDUSTRIAL CONGLOMERATES - 8.5%
General Electric Co.	24,550	945,175
Tyco International Ltd.	39,700	1,155,270
TOTAL INDUSTRIAL CONGLOMERATES		2,100,445
INTERNET & CATALOG RETAIL - 0.0%
Stamps.com, Inc. (a)	1,800	7,056

	Shares	Value (Note 1)
MACHINERY - 35.1%
AGCO Corp.	3,600	$ 80,856
Caterpillar, Inc.	2,300	127,673
CNH Global NV	4,800	18,720
Danaher Corp.	4,700	315,981
Deere & Co.	300	14,379
Dover Corp.	13,500	534,195
Eaton Corp.	4,000	322,960
Illinois Tool Works, Inc.	39,100	2,876,196
Ingersoll-Rand Co. Ltd. Class A	9,300	465,000
ITT Industries, Inc.	5,000	295,000
Kennametal, Inc.	6,021	232,651
NACCO Industries, Inc. Class A	6,650	374,196
Oshkosh Truck Co.	5,000	263,000
Pall Corp.	1,700	33,184
Parker Hannifin Corp.	22,600	1,125,932
Pentair, Inc.	11,000	429,000
SPX Corp. (a)	9,350	1,182,869
Stewart & Stevenson Services, Inc.	200	3,106
TOTAL MACHINERY		8,694,898
OFFICE ELECTRONICS - 0.4%
Xerox Corp.	9,200	89,332
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 12.1%
Applied Materials, Inc. (a)	31,100	1,351,917
KLA-Tencor Corp. (a)	21,000	1,216,110
LAM Research Corp. (a)	11,585	250,699
Mykrolis Corp.	8,798	93,259
Novellus Systems, Inc. (a)	2,300	97,957
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		3,009,942
TRADING COMPANIES & DISTRIBUTORS - 0.6%
Fastenal Co.	1,700	127,058
W.W. Grainger, Inc.	300	17,781
TOTAL TRADING COMPANIES & DISTRIBUTORS		144,839
TOTAL COMMON STOCKS (Cost $17,866,297)		21,747,777
Money Market Funds - 15.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	2,663,045	$ 2,663,045
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	1,276,700	1,276,700
TOTAL MONEY MARKET FUNDS (Cost $3,939,745)		3,939,745
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $21,806,042)		25,687,522
NET OTHER ASSETS - (3.7)%		(912,861)
NET ASSETS - 100%		$ 24,774,661

Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,122,699 and $32,520,733, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,647 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $21,850,241. Net unrealized appreciation aggregated $3,837,281, of which $5,261,903 related to appreciated investment securities and $1,424,622 related to depreciated investment securities.

The fund hereby designates approximately $34,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $2,381,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $1,251,283) (cost $21,806,042) - See accompanying schedule		$ 25,687,522
Receivable for fund shares sold		382,479
Dividends receivable		25,961
Interest receivable		2,402
Redemption fees receivable		82
Other receivables		175
Total assets		26,098,621
Liabilities
Payable for fund shares redeemed	$ 14,348
Accrued management fee	11,029
Other payables and accrued expenses	21,883
Collateral on securities loaned, at value	1,276,700
Total liabilities		1,323,960
Net Assets		$ 24,774,661
Net Assets consist of:
Paid in capital		$ 23,391,082
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,497,901)
Net unrealized appreciation (depreciation) on investments		3,881,480
Net Assets, for 1,098,915 shares outstanding		$ 24,774,661
Net Asset Value and redemption price per share ($24,774,661 ÷ 1,098,915 shares)		$ 22.54
Maximum offering price per share (100/97.00 of $22.54)		$ 23.24

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 267,198
Interest		84,987
Security lending		1,185
Total income		353,370
Expenses
Management fee	$ 157,727
Transfer agent fees	134,255
Accounting and security lending fees	60,527
Non-interested trustees' compensation	93
Custodian fees and expenses	9,289
Registration fees	18,623
Audit	13,841
Legal	266
Miscellaneous	5,472
Total expenses before reductions	400,093
Expense reductions	(3,502)	396,591
Net investment income (loss)		(43,221)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,850,876)
Foreign currency transactions	132
Total net realized gain (loss)		(1,850,744)
Change in net unrealized appreciation (depreciation) on investment securities		1,285,992
Net gain (loss)		(564,752)
Net increase (decrease) in net assets resulting from operations		$ (607,973)
Other Information Sales charges paid to FDC		$ 37,331
Deferred sales charges withheld by FDC		$ 1,096
Exchange fees withheld by FSC		$ 4,140

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (43,221)	$ (14,794)
Net realized gain (loss)	(1,850,744)	2,109,834
Change in net unrealized appreciation (depreciation)	1,285,992	(4,167,513)
Net increase (decrease) in net assets resulting from operations	(607,973)	(2,072,473)
Distributions to shareholders from net realized gain	(33,419)	(2,364,619)
Share transactions Net proceeds from sales of shares	42,930,353	14,423,491
Reinvestment of distributions	32,099	2,248,212
Cost of shares redeemed	(38,974,677)	(16,985,828)
Net increase (decrease) in net assets resulting from share transactions	3,987,775	(314,125)
Redemption fees	35,886	26,465
Total increase (decrease) in net assets	3,382,269	(4,724,752)
Net Assets
Beginning of period	21,392,392	26,117,144
End of period	$ 24,774,661	$ 21,392,392
Other Information Shares
Sold	1,862,328	560,582
Issued in reinvestment of distributions	1,512	101,485
Redeemed	(1,751,266)	(665,730)
Net increase (decrease)	112,574	(3,663)

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 21.69	$ 26.38	$ 25.23	$ 25.91	$ 25.51
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02)	.02	(.04)	(.08)
Net realized and unrealized gain (loss)	.88 F	(2.03)	4.44	.25	5.73
Total from investment operations	.85	(2.05)	4.46	.21	5.65
Distributions from net investment income	-	-	(.01)	-	(.02)
Distributions from net realized gain	(.03)	(2.67)	(3.34)	(.92)	(5.26)
Total distributions	(.03)	(2.67)	(3.35)	(.92)	(5.28)
Redemption fees added to paid in capital C	.03	.03	.04	.03	.03
Net asset value, end of period	$ 22.54	$ 21.69	$ 26.38	$ 25.23	$ 25.91
Total Return A, B	4.07%	(7.69)%	18.98%	1.00%	25.76%
Ratios to Average Net Assets D
Expenses before expense reductions	1.46%	1.48%	1.43%	1.43%	1.67%
Expenses net of voluntary waivers, if any	1.46%	1.48%	1.43%	1.43%	1.67%
Expenses net of all reductions	1.45%	1.48%	1.41%	1.41%	1.60%
Net investment income (loss)	(.16)%	(.06)%	.06%	(.16)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,775	$ 21,392	$ 26,117	$ 31,573	$ 50,428
Portfolio turnover rate	131%	48%	119%	84%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	12.98%	12.05%	103.31%
Select Industrial Materials (load adj.)	9.59%	8.69%	97.21%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	12.98%	2.30%	7.35%
Select Industrial Materials (load adj.)	9.59%	1.68%	7.03%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $19,721 - a 97.21% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Freeport-McMoRan Copper & Gold, Inc. Class B	5.9
Teck Cominco Ltd. Class B (sub. vtg.)	4.8
Phelps Dodge Corp.	4.1
Alcoa, Inc.	4.1
Century Aluminum Co.	4.1
Alcan, Inc.	4.0
Dow Chemical Co.	4.0
International Paper Co.	4.0
Minnesota Mining & Manufacturing Co.	3.6
Canadian National Railway Co.	3.1
41.7
Top Industries as of February 28, 2002
% of fund's net assets
Metals & Mining	38.1%
Chemicals	18.6%
Paper & Forest Products	12.1%
Road & Rail	5.4%
Containers & Packaging	5.3%
All Others*	20.5%
* Includes short-term investments and net other assets.

Annual Report

Industrial Materials Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Mark Schmehl, Portfolio Manager of Fidelity Select Industrial Materials Portfolio

Q. How did the fund perform, Mark?

A. Both absolute and relative performance were good. For the 12 months ending February 28, 2002, the fund had a total return of 12.98%, which compared favorably with the -9.51% return of the Standard & Poor's 500 Index. The fund also beat the -1.78% return of the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector.

Q. What enabled the fund to soundly beat its indexes?

A. An overweighting in gold mining stocks was one positive factor. Gold stocks benefited from approximately a 10% advance in the price of the yellow metal. When gold rises, gold stocks typically advance by an even greater percentage because a lot of the metal's price increase goes straight to a mining company's bottom line. In contrast, earnings at companies in the broader market - represented by the S&P 500 - were down sharply as a result of overcapacity in many industries, weaker demand and economic damage inflicted by the September 11 attacks. Minimizing the fund's exposure to chemical stocks also helped our performance because profits in the industry were depressed by plentiful supplies of ethylene, from which many industrial chemicals are made. Additionally, I added value by increasing the fund's weighting of stocks with smaller capitalizations and lower valuations. I thought these stocks would respond best to an improving economy because they had not risen as much as many large-cap cyclicals. The fund fared better than the Goldman Sachs index did because of its higher exposure to gold stocks and its lower weightings of chemicals and other underperforming cyclical groups.

Q. What factors led to higher gold prices?

A. Rising investment demand from Japan was one factor, as investors there became nervous about the government's plan to decrease the amount of insurance covering bank deposits. In addition, lower interest rates and slightly higher lease rates resulted in less hedging by mining companies - that is, less selling of gold in the futures and forward markets. Weak global stock markets also contributed to investors' interest in gold. Worldwide concerns about terrorism - in large part stemming from the September 11 attacks - were another positive influence on gold, as investors often turn to it in times of crisis.

Q. What stocks contributed most positively to the fund's performance?

A. Canadian National Railway was the top contributor. The company successfully implemented a new efficiency program that tightened up the scheduling for its trains and enabled it to charge more for its freight services. Goldcorp and Meridian Gold benefited from the positive fundamentals in the gold market I mentioned earlier. Freeport-McMoRan Copper & Gold was aided by higher copper prices.

Q. What holdings detracted from performance?

A. Georgia-Pacific was the biggest detractor. Just after I bought it in December 2001, a costly asbestos settlement was handed down in a case involving oil services company Halliburton, cooling investors' enthusiasm for Georgia-Pacific and other companies with asbestos liability. I liquidated the position. Another holding that held back our performance was Goodrich, a maker of airplane parts. A post-September 11 slowdown in the demand for non-military aircraft was a negative influence, and I sold the stock. Sons of Gwalia was a bet on a rebound in the technology sector that had not materialized by the end of the period. The company mines tantalum, a metal used to make the capacitors in a variety of tech products. The fund did not hold the stock at the end of the period.

Q. What's your outlook, Mark?

A. This is a sector where it really pays to buy when stocks are dirt cheap and sell when they come up off the floor. Many of the stocks in the sector are no longer cheap. If the widely anticipated economic recovery encounters a delay, industrial materials stocks could experience a sharp correction. A good example of the prevailing optimism can be seen in the gold mining group, where valuations are predicated on further upward progress of the yellow metal, and earnings could be disappointing if gold prices go down or even sideways. I will continue to look for the sector's most attractive value plays in this uncertain environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 29, 1986

Fund number: 509

Trading symbol: FSDPX

Size: as of February 28, 2002, more than
$27 million

Manager: Mark Schmehl, since 2000; analyst, various industries, since 1999; joined Fidelity in 1999

Annual Report

Industrial Materials Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 3.2%
American Standard Companies, Inc. (a)	3,600	$ 235,080
Masco Corp.	20,000	561,400
York International Corp.	2,100	73,500
TOTAL BUILDING PRODUCTS		869,980
CHEMICALS - 18.6%
Air Products & Chemicals, Inc.	5,800	281,300
Cabot Corp.	1,800	58,824
Crompton Corp.	4,595	45,674
Cytec Industries, Inc. (a)	3,700	100,455
Dow Chemical Co.	34,996	1,094,675
E.I. du Pont de Nemours & Co.	16,000	749,440
Eastman Chemical Co.	2,900	127,600
Engelhard Corp.	11,600	333,732
H.B. Fuller Co.	2,004	53,467
Hercules, Inc. (a)	4,200	52,500
Lubrizol Corp.	2,000	65,800
Lyondell Chemical Co.	10,500	164,115
Methanex Corp. (a)	100,000	645,987
Millennium Chemicals, Inc.	4,900	66,885
Minerals Technologies, Inc.	1,600	81,504
PolyOne Corp.	8,500	85,000
PPG Industries, Inc.	5,200	267,020
Praxair, Inc.	5,300	306,870
Rohm & Haas Co.	6,300	241,983
Sigma Aldrich Corp.	2,600	118,534
Solutia, Inc.	5,200	35,360
Valspar Corp.	3,200	141,696
TOTAL CHEMICALS		5,118,421
CONSTRUCTION MATERIALS - 1.8%
Lafarge North America, Inc.	2,849	117,778
Martin Marietta Materials, Inc.	3,400	141,950
Texas Industries, Inc.	2,700	103,545
Vulcan Materials Co.	2,700	130,491
TOTAL CONSTRUCTION MATERIALS		493,764
CONTAINERS & PACKAGING - 5.3%
Aptargroup, Inc.	2,500	86,500
Ball Corp.	2,638	111,561
Bemis Co., Inc.	2,900	165,184
Owens-Illinois, Inc. (a)	15,000	220,200
Packaging Corp. of America (a)	8,000	153,440

	Shares	Value (Note 1)
Pactiv Corp. (a)	8,000	$ 152,240
Sealed Air Corp. (a)	4,000	179,920
Smurfit-Stone Container Corp. (a)	10,000	163,100
Sonoco Products Co.	3,700	102,305
Temple-Inland, Inc.	2,000	111,380
TOTAL CONTAINERS & PACKAGING		1,445,830
INDUSTRIAL CONGLOMERATES - 3.6%
Minnesota Mining & Manufacturing Co.	8,300	978,819
METALS & MINING - 38.1%
Aber Diamond Corp. (a)	30,000	466,796
ADF Group, Inc. (sub. vtg.) (a)	400	3,657
Agnico-Eagle Mines Ltd.	23,200	280,479
Alcan, Inc.	27,300	1,105,154
Alcoa, Inc.	29,998	1,127,025
Century Aluminum Co.	100,000	1,114,000
Falconbridge Ltd.	40,000	430,408
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	110,000	1,611,499
Goldcorp, Inc.	30,000	488,703
Meridian Gold, Inc. (a)	31,500	410,904
Newmont Mining Corp.	20,001	482,424
Nucor Corp.	4,000	226,000
Phelps Dodge Corp.	30,000	1,137,300
Steel Dynamics, Inc. (a)	5,500	74,745
Teck Cominco Ltd. Class B (sub. vtg.)	150,000	1,329,422
United States Steel Corp.	10,000	177,200
TOTAL METALS & MINING		10,465,716
PAPER & FOREST PRODUCTS - 12.1%
Boise Cascade Corp.	1,987	71,433
Bowater, Inc.	10,000	515,500
Canfor Corp.	100,000	645,987
International Paper Co.	24,995	1,093,531
MeadWestvaco Corp.	5,816	202,048
Stora Enso Oyj sponsored ADR	14,003	179,799
Weyerhaeuser Co.	10,000	618,200
TOTAL PAPER & FOREST PRODUCTS		3,326,498
ROAD & RAIL - 5.4%
Canadian National Railway Co.	16,800	846,606
CSX Corp.	17,000	641,580
TOTAL ROAD & RAIL		1,488,186
TOTAL COMMON STOCKS (Cost $19,994,933)		24,187,214
Money Market Funds - 9.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	1,932,456	$ 1,932,456
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	537,000	537,000
TOTAL MONEY MARKET FUNDS (Cost $2,469,456)		2,469,456
TOTAL INVESTMENT PORTFOLIO - 97.1% (Cost $22,464,389)		26,656,670
NET OTHER ASSETS - 2.9%		804,637
NET ASSETS - 100%		$ 27,461,307
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $57,249,883 and $62,684,607, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,758 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.1%
Canada	24.2
Others (individually less than 1%)	0.7
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $22,779,823. Net unrealized appreciation aggregated $3,876,847, of which $4,163,966 related to appreciated investment securities and $287,119 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $5,760,000 of which $840,000, $1,365,000, $1,706,000 and $1,849,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009 and February 28, 2010, respectively.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $515,720) (cost $22,464,389) - See accompanying schedule		$ 26,656,670
Receivable for investments sold		428,167
Receivable for fund shares sold		957,611
Dividends receivable		38,213
Interest receivable		2,639
Redemption fees receivable		277
Other receivables		474
Total assets		28,084,051
Liabilities
Payable for fund shares redeemed	$ 54,265
Accrued management fee	10,824
Other payables and accrued expenses	20,655
Collateral on securities loaned, at value	537,000
Total liabilities		622,744
Net Assets		$ 27,461,307
Net Assets consist of:
Paid in capital		$ 29,406,952
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,138,873)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,193,228
Net Assets, for 1,060,632 shares outstanding		$ 27,461,307
Net Asset Value and redemption price per share ($27,461,307 ÷ 1,060,632 shares)		$ 25.89
Maximum offering price per share (100/97.00 of $25.89)		$ 26.69

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 432,305
Interest		85,153
Security lending		5,849
Total income		523,307
Expenses
Management fee	$ 156,922
Transfer agent fees	143,383
Accounting and security lending fees	60,679
Non-interested trustees' compensation	95
Custodian fees and expenses	27,359
Registration fees	21,963
Audit	13,728
Legal	257
Miscellaneous	5,671
Total expenses before reductions	430,057
Expense reductions	(22,223)	407,834
Net investment income (loss)		115,473
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,670,974)
Foreign currency transactions	(892)
Total net realized gain (loss)		(1,671,866)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,019,278
Assets and liabilities in foreign currencies	636
Total change in net unrealized appreciation (depreciation)		2,019,914
Net gain (loss)		348,048
Net increase (decrease) in net assets resulting from operations		$ 463,521
Other Information Sales charges paid to FDC		$ 64,129
Deferred sales charges withheld by FDC		$ 64
Exchange fees withheld by FSC		$ 4,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Materials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 115,473	$ 163,077
Net realized gain (loss)	(1,671,866)	(1,340,394)
Change in net unrealized appreciation (depreciation)	2,019,914	4,530,382
Net increase (decrease) in net assets resulting from operations	463,521	3,353,065
Distributions to shareholders from net investment income	(174,166)	(126,299)
Share transactions Net proceeds from sales of shares	67,261,486	48,434,764
Reinvestment of distributions	164,904	119,094
Cost of shares redeemed	(72,055,604)	(40,780,473)
Net increase (decrease) in net assets resulting from share transactions	(4,629,214)	7,773,385
Redemption fees	79,761	94,529
Total increase (decrease) in net assets	(4,260,098)	11,094,680
Net Assets
Beginning of period	31,721,405	20,626,725
End of period (including undistributed net investment income of $0 and undistributed net investment income of $57,161, respectively)	$ 27,461,307	$ 31,721,405
Other Information Shares
Sold	2,772,091	2,242,076
Issued in reinvestment of distributions	6,977	5,643
Redeemed	(3,091,134)	(1,925,183)
Net increase (decrease)	(312,066)	322,536

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 23.11	$ 19.64	$ 20.32	$ 25.00	$ 27.66
Income from Investment Operations
Net investment income (loss) C	.10	.16	.05	(.12)	(.11)
Net realized and unrealized gain (loss)	2.81	3.33	(.89)	(4.60)	1.43
Total from investment operations	2.91	3.49	(.84)	(4.72)	1.32
Distributions from net investment income	(.20)	(.11)	(.03)	-	(.03)
Distributions from net realized gain	-	-	-	-	(4.00)
Total distributions	(.20)	(.11)	(.03)	-	(4.03)
Redemption fees added to paid in capital C	.07	.09	.19	.04	.05
Net asset value, end of period	$ 25.89	$ 23.11	$ 19.64	$ 20.32	$ 25.00
Total Return A, B	12.98%	18.28%	(3.22)%	(18.72)%	6.59%
Ratios to Average Net Assets D
Expenses before expense reductions	1.57%	1.80%	1.92%	2.07%	1.98%
Expenses net of voluntary waivers, if any	1.57%	1.80%	1.92%	2.07%	1.98%
Expenses net of all reductions	1.49%	1.78%	1.89%	2.04%	1.94%
Net investment income (loss)	.42%	.75%	.21%	(.52)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,461	$ 31,721	$ 20,627	$ 11,162	$ 22,582
Portfolio turnover rate	230%	141%	257%	82%	118%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Transportation	6.85%	113.60%	320.33%
Select Transportation (load adj.)	3.65%	107.20%	307.72%
S&P 500	-9.51%	50.03%	228.19%
GS Cyclical Industries	-1.78%	27.69%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Transportation	6.85%	16.39%	15.44%
Select Transportation (load adj.)	3.65%	15.68%	15.09%
S&P 500	-9.51%	8.54%	12.66%
GS Cyclical Industries	-1.78%	5.01%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $40,772 - a 307.72% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Canadian National Railway Co.	6.0
Southwest Airlines Co.	5.2
Union Pacific Corp.	4.9
CSX Corp.	4.9
Norfolk Southern Corp.	4.7
United Parcel Service, Inc. Class B	4.2
Burlington Northern Santa Fe Corp.	4.0
FedEx Corp.	3.3
Eaton Corp.	3.0
Sabre Holdings Corp. Class A	3.0
43.2
Top Industries as of February 28, 2002
% of fund's net assets
Road & Rail	39.9%
Airlines	16.9%
Air Freight & Couriers	10.1%
Machinery	7.6%
Commercial Services & Supplies	3.0%
All Others*	22.5%
* Includes short-term investments and net other assets.

Annual Report

Transportation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Heather Lawrence became Portfolio Manager of Fidelity Select Transportation Portfolio on December 3, 2001.

Q. How did the fund perform, Heather?

A. It did well on both an absolute and relative basis. For the 12-month period that ended February 28, 2002, the fund returned 6.85%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector - declined 1.78%. During the same period, the Standard & Poor's 500 Index fell 9.51%.

Q. What factors drove the performance of transportation stocks during the past year?

A. During the past few months, transportation stocks moved higher in anticipation of an economic rebound. A consensus on economic recovery suggested to investors that railroad, air freight and trucking company revenues could improve as retailers and manufacturers began restocking their inventories. Investors grew enthusiastic about the future prospects for transportation stocks on the assumption that higher demand for products in the months ahead could boost business for manufacturing and raw material providers, leading to an increase in shipping traffic.

Q. Why did the fund outperform the Goldman Sachs index?

A. Having better stock selection in a couple of strong-performing cyclical industries in which the fund had a considerably larger exposure - namely railroads and trucking - made the biggest contribution to relative performance. The fund's focus on transportation stocks kept it relatively immune from some of the worst-performing cyclical industries, such as industrial conglomerates and auto manufacturers, which faced industry-specific troubles. The fund's gains in railroad and trucking more than offset our weakness in the poor-performing airline industry, which was the fund's second-largest industry position on average throughout the period.

Q. What strategies have you implemented since taking over the fund in December of 2001?

A. The biggest change I made - and one that had a moderately positive impact on fund performance - was to further increase the fund's exposure to high-quality railroad stocks, such as Canadian National Railway and Norfolk Southern. Additionally, I selectively added to some of our airline holdings - such as Southwest and Delta - where valuations had fallen to attractive levels after the tragic events of September 11. Southwest, for example, declined to a price point that I felt understated its financial condition and potential recovery.

Q. What specific holdings were top performers? Which disappointed?

A. Canadian National Railway, the fund's top performer, was rewarded by investors for its superior service, which led to stronger pricing power and higher profits. Elsewhere, Norfolk Southern and CSX, two other railroads, did well after integration concerns subsided over their joint acquisition of Conrail. Regional airlines SkyWest and Atlantic Coast also performed well. They continued to generate profits because of their fee-per-departure contracts with larger airlines that guaranteed them a steady revenue stream. Southwest also landed among the fund's top stocks. The major low-cost carrier was the only one of the top-eight U.S. airlines to post a fourth-quarter profit in the wake of the September 11 terrorist attacks, largely because of its strong balance sheet. Unlike many of its debt-laden competitors that suffered large losses and were forced to cut back on flight schedules and lay off thousands of workers, Southwest didn't reduce its capacity or work force. Unfortunately, the fund owned many of Southwest's less successful competitors as well. AMR - the parent of American Airlines - Continental Airlines, UAL - the parent of United Airlines - and Northwest Airlines were the fund's biggest detractors. Each of these companies struggled with the decline in airline traffic during the latter part of the period.

Q. How would you characterize the near-term prospects for transportation stocks?

A. While I'm still relatively positive on the sector, I also believe it is becoming more important to identify and own the companies with the strongest fundamentals. As the economy recovers - which many economists now think is possible in 2002 - I would expect that increased manufacturing production could benefit transportation companies as more products get moved to markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 29, 1986

Fund number: 512

Trading symbol: FSRFX

Size: as of February 28, 2002, more than
$71 million

Manager: Heather Lawrence, since December 2001; analyst, railroad, air freight and satellite industries, since 2000; joined Fidelity in 2000

Annual Report

Transportation Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 83.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 2.9%
Bombardier, Inc.:
Class A	28,800	$ 252,553
Class B (sub. vtg.)	188,600	1,665,641
Lockheed Martin Corp.	2,400	135,384
TOTAL AEROSPACE & DEFENSE		2,053,578
AIR FREIGHT & COURIERS - 10.1%
Airborne, Inc.	10,200	184,416
Atlas Air Worldwide Holdings, Inc. (a)	12,400	111,848
Expeditors International of Washington, Inc.	20,030	1,092,036
FedEx Corp. (a)	41,300	2,389,618
Forward Air Corp. (a)	4,700	132,211
United Parcel Service, Inc. Class B	51,600	3,041,304
UTI Worldwide, Inc.	15,800	268,600
TOTAL AIR FREIGHT & COURIERS		7,220,033
AIRLINES - 16.9%
AirTran Holdings, Inc. (a)	21,000	138,810
Alaska Air Group, Inc. (a)	11,300	350,865
AMR Corp. (a)	67,100	1,751,310
Atlantic Coast Airlines Holdings, Inc. (a)	23,200	634,288
Continental Airlines, Inc. Class B (a)	27,400	863,100
Delta Air Lines, Inc.	61,000	2,104,500
Northwest Airlines Corp. (a)	94,800	1,511,112
SkyWest, Inc.	38,000	965,200
Southwest Airlines Co.	177,587	3,748,862
U.S. Airways Group, Inc. (a)	200	1,064
UAL Corp.	100	1,282
TOTAL AIRLINES		12,070,393
AUTO COMPONENTS - 0.1%
Michelin SA (Compagnie Generale des Etablissements) Series B	2,600	99,182
AUTOMOBILES - 0.1%
Winnebago Industries, Inc.	1,500	71,310
BANKS - 0.1%
Bank One Corp.	1,400	50,176
COMMERCIAL SERVICES & SUPPLIES - 3.0%
Sabre Holdings Corp. Class A (a)	48,180	2,120,402
CONTAINERS & PACKAGING - 0.1%
Owens-Illinois, Inc. (a)	4,000	58,720
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
BellSouth Corp.	1,300	50,388

	Shares	Value (Note 1)
HOUSEHOLD DURABLES - 0.1%
Fleetwood Enterprises, Inc.	2,300	$ 22,954
Lennar Corp.	600	33,126
TOTAL HOUSEHOLD DURABLES		56,080
INDUSTRIAL CONGLOMERATES - 0.0%
Tyco International Ltd.	1,500	43,650
INSURANCE - 0.0%
American International Group, Inc.	100	7,397
MACHINERY - 7.6%
Eaton Corp.	27,000	2,179,980
Navistar International Corp.	23,500	999,220
Oshkosh Truck Co.	10,500	552,300
PACCAR, Inc.	23,500	1,690,355
TOTAL MACHINERY		5,421,855
MARINE - 2.3%
Alexander & Baldwin, Inc.	16,200	401,112
CP Ships Ltd.	16,000	174,860
Overseas Shipholding Group, Inc.	9,300	188,604
Teekay Shipping Corp.	25,000	925,000
TOTAL MARINE		1,689,576
MEDIA - 0.1%
EchoStar Communications Corp. Class A (a)	1,800	47,016
METALS & MINING - 0.0%
Fording, Inc.	2	36
OIL & GAS - 0.1%
Suncor Energy, Inc.	1,700	56,702
PAPER & FOREST PRODUCTS - 0.1%
International Forest Products (Interfor) Class A (a)	33,200	100,499
PHARMACEUTICALS - 0.1%
Barr Laboratories, Inc. (a)	700	47,775
ROAD & RAIL - 39.9%
Arkansas Best Corp. (a)	20,600	552,492
Burlington Northern Santa Fe Corp.	98,600	2,861,372
C.H. Robinson Worldwide, Inc.	43,200	1,257,120
Canadian National Railway Co.	85,200	4,293,500
Canadian Pacific Railway Ltd.	74,800	1,500,949
CNF, Inc.	39,000	1,209,390
CSX Corp.	93,400	3,524,916
Florida East Coast Industries, Inc. Class A	6,700	163,346
GATX Corp.	18,800	575,656
Genesee & Wyoming, Inc. Class A (a)	19,100	592,100
Heartland Express, Inc. (a)	24,362	548,876
J.B. Hunt Transport Services, Inc. (a)	15,700	368,479
Kansas City Southern Industries, Inc. (a)	44,850	643,149
Common Stocks - continued
	Shares	Value (Note 1)
ROAD & RAIL - CONTINUED
Knight Transportation, Inc. (a)	11,125	$ 229,175
Landstar System, Inc. (a)	9,200	756,976
Norfolk Southern Corp.	141,800	3,373,422
Ryder System, Inc.	30,900	868,290
Swift Transportation Co., Inc. (a)	34,641	751,363
Union Pacific Corp.	58,200	3,530,994
USFreightways Corp.	13,000	468,000
Werner Enterprises, Inc.	14,600	345,728
Yellow Corp. (a)	6,800	157,760
TOTAL ROAD & RAIL		28,573,053
TOTAL COMMON STOCKS (Cost $52,310,280)		59,837,821
Money Market Funds - 15.4%

Fidelity Cash Central Fund, 1.83% (b) (Cost $11,051,276)	11,051,276	11,051,276
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $63,361,556)		70,889,097
NET OTHER ASSETS - 0.9%		637,163
NET ASSETS - 100%		$ 71,526,260
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $73,358,131 and $68,368,086, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,422 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.0%
Canada	11.2
Marshall Islands	1.3
Others (individually less than 1%)	0.5
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $64,290,490. Net unrealized appreciation aggregated $6,598,607, of which $8,867,398 related to appreciated investment securities and $2,268,791 related to depreciated investment securities.

The fund hereby designates approximately $89,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $2,252,000 all of which will expire on February 28, 2010.
The fund designates 22% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify sharedholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (cost $63,361,556) - See accompanying schedule		$ 70,889,097
Receivable for fund shares sold		945,209
Dividends receivable		51,815
Interest receivable		11,462
Redemption fees receivable		547
Other receivables		108
Total assets		71,898,238
Liabilities
Payable for fund shares redeemed	$ 306,382
Accrued management fee	31,475
Other payables and accrued expenses	34,121
Total liabilities		371,978
Net Assets		$ 71,526,260
Net Assets consist of:
Paid in capital		$ 67,190,099
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,191,377)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,527,538
Net Assets, for 2,310,704 shares outstanding		$ 71,526,260
Net Asset Value and redemption price per share ($71,526,260 ÷ 2,310,704 shares)		$ 30.95
Maximum offering price per share (100/97.00 of $30.95)		$ 31.91

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 429,182
Interest		122,894
Security lending		3,981
Total income		556,057
Expenses
Management fee	$ 270,547
Transfer agent fees	266,591
Accounting and security lending fees	60,558
Non-interested trustees' compensation	155
Custodian fees and expenses	17,224
Registration fees	37,121
Audit	15,307
Legal	336
Miscellaneous	6,298
Total expenses before reductions	674,137
Expense reductions	(21,489)	652,648
Net investment income (loss)		(96,591)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,900,058)
Foreign currency transactions	(3,001)
Total net realized gain (loss)		(2,903,059)
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,543,447
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		4,543,444
Net gain (loss)		1,640,385
Net increase (decrease) in net assets resulting from operations		$ 1,543,794
Other Information Sales charges paid to FDC		$ 261,960
Deferred sales charges withheld by FDC		$ 130
Exchange fees withheld by FSC		$ 6,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (96,591)	$ (43,237)
Net realized gain (loss)	(2,903,059)	339,226
Change in net unrealized appreciation (depreciation)	4,543,444	4,215,743
Net increase (decrease) in net assets resulting from operations	1,543,794	4,511,732
Distributions to shareholders from net realized gain	(338,141)	(192,271)
Share transactions Net proceeds from sales of shares	126,709,317	70,672,508
Reinvestment of distributions	323,599	177,515
Cost of shares redeemed	(114,372,642)	(27,871,482)
Net increase (decrease) in net assets resulting from share transactions	12,660,274	42,978,541
Redemption fees	88,524	72,288
Total increase (decrease) in net assets	13,954,451	47,370,290
Net Assets
Beginning of period	57,571,809	10,201,519
End of period	$ 71,526,260	$ 57,571,809
Other Information Shares
Sold	4,312,122	2,553,399
Issued in reinvestment of distributions	11,418	7,228
Redeemed	(3,984,161)	(1,075,934)
Net increase (decrease)	339,379	1,484,693

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 29.20	$ 20.96	$ 25.04	$ 28.34	$ 22.23
Income from Investment Operations
Net investment income (loss) C	(.06)	(.06)	(.14)	(.18)	(.02)
Net realized and unrealized gain (loss)	1.99	8.50	.93	(.58)	8.85
Total from investment operations	1.93	8.44	.79	(.76)	8.83
Distributions from net realized gain	(.23)	(.31)	(4.97)	(2.64)	(2.80)
Redemption fees added to paid in capital C	.05	.11	.10	.10	.08
Net asset value, end of period	$ 30.95	$ 29.20	$ 20.96	$ 25.04	$ 28.34
Total Return A, B	6.85%	41.09%	2.15%	(1.73)%	41.15%
Ratios to Average Net Assets D
Expenses before expense reductions	1.44%	1.87%	1.77%	1.96%	1.58%
Expenses net of voluntary waivers, if any	1.44%	1.87%	1.77%	1.96%	1.58%
Expenses net of all reductions	1.40%	1.84%	1.71%	1.90%	1.54%
Net investment income (loss)	(.21)%	(.25)%	(.54)%	(.68)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,526	$ 57,572	$ 10,202	$ 19,855	$ 64,282
Portfolio turnover rate	155%	137%	318%	182%	210%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Banking Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Banking	1.07%	55.46%	400.61%
Select Banking (load adj.)	-1.96%	50.79%	385.59%
S&P 500	-9.51%	50.03%	228.19%
GS Financial Services	-1.25%	72.21%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Banking	1.07%	9.23%	17.48%
Select Banking (load adj.)	-1.96%	8.56%	17.12%
S&P 500	-9.51%	8.54%	12.66%
GS Financial Services	-1.25%	11.48%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $48,559 - a 385.59% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Bank One Corp.	7.6
Fifth Third Bancorp	6.3
U.S. Bancorp, Delaware	5.5
Wachovia Corp.	5.2
Wells Fargo & Co.	5.2
FleetBoston Financial Corp.	4.4
Bank of America Corp.	4.3
Citigroup, Inc.	4.1
PNC Financial Services Group, Inc.	3.9
Mellon Financial Corp.	3.8
50.3
Top Industries as of February 28, 2002
% of fund's net assets
Banks	90.3%
Diversified Financials	6.2%
Internet Software & Services	0.0%
All Others*	3.5%
* Includes short-term investments and net other assets.

Annual Report

Banking Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Sam Peters (left), who managed Fidelity Select Banking Portfolio for most of the period covered by the report, with additional comments from Peter Hirsch (right), who became manager of the fund on February 1, 2002.

Q. How did the fund perform, Sam?

S.P. It did relatively well. For the 12-month period that ended February 28, 2002, the fund returned 1.07%. The Goldman Sachs Financial Services Index - an index of 231 stocks designed to measure the performance of companies in the financial services sector - lost 1.25% for the same period, while the Standard & Poor's 500 Index dropped 9.51%.

Q. What helped the fund beat its benchmarks?

S.P. During the period I focused on traditional bank stocks, and that strategy paid off as the profitability of their loan portfolios benefited from the continued easing of interest rates by the Federal Reserve Board. In addition, I picked stocks of companies that had solid balance sheets because I felt they would perform better in the difficult economic environment. Although the financial services sector outperformed the overall market, the Goldman Sachs index was hurt by its exposure to capital markets stocks, which were hurt by the stock market's sluggishness during the period, while the S&P 500 index's broad market returns declined along with the economy.

Q. Which stocks in particular helped the fund's performance?

S.P. Bank of America was the best contributor to the fund's return. I felt the company had a solid balance sheet, its stock value had been beaten down at the end of 2000 and I thought it was due to recover. The bet paid off - the company benefited from the lower interest rate environment and ended the year by exceeding earnings estimates - driving the stock's valuation higher. Fifth Third Bancorp, Commerce Bancorp and North Fork Bancorp each added to performance. These traditional banks experienced continued success in their retail banking operations and led the industry in deposit growth. I believe deposit growth is a key proxy for the quality and long-term growth prospects of a banking franchise. Deposit growth allows a bank to consistently fund its loan portfolio at an attractive spread, without reaching for yield by booking higher risk or lower quality loans. Bank One also added value to the fund as its management team continued to restructure and improve the company's balance sheet, which led to improved earnings and stock performance.

Q. Which stocks detracted from performance?

S.P. Bank of New York, FleetBoston, Mellon Financial, PNC Financial and J.P. Morgan Chase were the principal detractors from performance. These banks had large exposure to the capital markets areas - namely, investment banking, brokerage services, and trading, or processing, operations. These key business areas were hurt by the stock market's lackluster performance during the year as investors backed away in response to the economic downturn. While I underweighted this banking segment relative to the Goldman Sachs benchmark, which helped, it was not enough to completely mitigate the losses suffered by the stocks for most of the period. As the economy reacted with uncertainty after the tragedy of September 11, the valuations of many of the investment banking and brokerage firms suffered further declines. At that point, I began to selectively add to my capital markets positions in anticipation of their eventual rebound, which began to take place toward the end of the period.

Q. Have you made any changes since becoming manager, Peter?

P.H. I've made some minor adjustments to the fund's holdings, and I will continue to gradually adjust holdings and weightings over time. Generally, I tend to look for stocks with the most attractive balance of expected earnings growth and valuation. Of course, there are many factors that lead to strong long-term earnings growth, but within banking - perhaps more than in some other industries - a strong management team that manages risk and executes well is critical. Consequently, I will be relying on Fidelity's extensive research capabilities to assist me in making investment decisions.

Q. What's your outlook?

P.H. I'm cautiously optimistic. There are some recent indications that the economy is improving, including fewer corporate layoffs and a number of other metrics that tend to presage an improving economy. While banks generally are still experiencing credit deterioration and loan demand remains weak, this isn't surprising because improving credit and loan demand typically lag the initial rebound as the economy pulls out of recession.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 507

Trading symbol: FSRBX

Size: as of February 28, 2002, more than $473 million

Manager: Peter Hirsch, since February 2002; manager, Fidelity Select Industrial Materials Portfolio, 1998-2000; analyst, various industries, since 1995; joined Fidelity in 1995

Annual Report

Banking Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (Note 1)
BANKS - 90.3%
AmSouth Bancorp.	200,000	$ 4,230,000
Associated Banc-Corp.	50,000	1,833,000
Bank of America Corp.	321,606	20,566,704
Bank of New York Co., Inc.	362,496	13,644,349
Bank One Corp.	1,000,026	35,840,932
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	86,600	989,838
Banknorth Group, Inc.	250,000	6,247,500
BB&T Corp.	274,842	10,171,902
City National Corp.	90,000	4,573,800
Comerica, Inc.	146,000	8,738,100
Commerce Bancorp, Inc., New Jersey	206,304	8,582,246
Commerce Bancshares, Inc.	155,392	6,486,062
Compass Bancshares, Inc.	140,000	4,193,000
East West Bancorp, Inc.	32,100	929,295
Fifth Third Bancorp	466,680	29,755,517
First Commonwealth Financial Corp.	60,000	738,000
First Virginia Banks, Inc.	60,000	3,171,600
FleetBoston Financial Corp.	628,954	20,994,485
Fulton Financial Corp.	121,250	2,825,125
Golden West Financial Corp., Delaware	30,000	1,912,500
Huntington Bancshares, Inc.	428,870	7,912,652
Investors Financial Services Corp.	54,300	3,772,764
KeyCorp	394,000	9,881,520
M&T Bank Corp.	90,000	6,885,000
Marshall & Ilsley Corp.	87,000	5,306,130
Mellon Financial Corp.	503,500	18,126,000
Mercantile Bankshares Corp.	336,938	14,761,254
National City Corp.	403,307	11,502,316
National Commerce Financial Corp.	225,000	5,928,750
NetBank, Inc. (a)	100,000	1,382,000
North Fork Bancorp, Inc.	280,000	9,682,400
Northern Trust Corp.	231,000	12,501,720
PNC Financial Services Group, Inc.	337,500	18,542,250
Popular, Inc.	78,800	2,286,776
SouthTrust Corp.	306,590	7,747,529
SunTrust Banks, Inc.	220,747	13,860,704
Synovus Financial Corp.	167,300	4,901,890
TCF Financial Corp.	40,000	2,056,000
U.S. Bancorp, Delaware	1,255,100	26,168,835
UCBH Holdings, Inc.	50,000	1,664,500
UnionBanCal Corp.	76,617	2,911,446
Wachovia Corp.	747,166	24,828,326
Wells Fargo & Co.	529,100	24,814,790
Zions Bancorp	70,000	3,699,500
TOTAL BANKS		427,549,007
DIVERSIFIED FINANCIALS - 6.2%
Citigroup, Inc.	430,000	19,457,500
Freddie Mac	50,000	3,187,000
J.P. Morgan Chase & Co.	70,000	2,047,500

	Shares	Value (Note 1)
SEI Investments Co.	92,000	$ 3,652,400
State Street Corp.	18,600	943,020
TOTAL DIVERSIFIED FINANCIALS		29,287,420
INTERNET SOFTWARE & SERVICES - 0.0%
InterCept, Inc. (a)	3,400	132,260
TOTAL COMMON STOCKS (Cost $346,495,963)		456,968,687
Nonconvertible Preferred Stocks - 0.0%

BANKS - 0.0%
Wachovia Corp. (dividend equalization) (Cost $22,192)	120,400	19,505
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 1.83% (b)	19,435,291	19,435,291
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	2,241,000	2,241,000
TOTAL MONEY MARKET FUNDS (Cost $21,676,291)		21,676,291
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $368,194,446)		478,664,483
NET OTHER ASSETS - (1.1)%		(5,075,538)
NET ASSETS - 100%		$ 473,588,945
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $181,949,542 and $196,428,507, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,092 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $370,005,303. Net unrealized appreciation aggregated $108,659,180, of which $113,665,361 related to appreciated investment securities and $5,006,181 related to depreciated investment securities.

The fund hereby designates approximately $273,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $3,264,000 of losses recognized during the period November 1, 2001 to February 28, 2002.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $2,118,564) (cost $368,194,446) - See accompanying schedule		$ 478,664,483
Receivable for investments sold		1,041,725
Receivable for fund shares sold		513,977
Dividends receivable		929,904
Interest receivable		34,776
Redemption fees receivable		54
Other receivables		777
Total assets		481,185,696
Liabilities
Payable for investments purchased	$ 2,579,522
Payable for fund shares redeemed	2,342,714
Accrued management fee	226,018
Other payables and accrued expenses	207,497
Collateral on securities loaned, at value	2,241,000
Total liabilities		7,596,751
Net Assets		$ 473,588,945
Net Assets consist of:
Paid in capital		$ 366,252,196
Undistributed net investment income		1,941,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,074,765)
Net unrealized appreciation (depreciation) on investments		110,470,037
Net Assets, for 14,238,644 shares outstanding		$ 473,588,945
Net Asset Value and redemption price per share ($473,588,945 ÷ 14,238,644 shares)		$ 33.26
Maximum offering price per share (100/97.00 of $33.26)		$ 34.29

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 11,419,900
Interest		991,852
Security lending		11,024
Total income		12,422,776
Expenses
Management fee	$ 2,723,838
Transfer agent fees	2,041,104
Accounting and security lending fees	307,997
Non-interested trustees' compensation	1,629
Custodian fees and expenses	12,779
Registration fees	36,410
Audit	13,239
Legal	4,225
Miscellaneous	67,631
Total expenses before reductions	5,208,852
Expense reductions	(61,598)	5,147,254
Net investment income (loss)		7,275,522
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,339,184
Foreign currency transactions	40
Total net realized gain (loss)		2,339,224
Change in net unrealized appreciation (depreciation) on investment securities		(6,819,017)
Net gain (loss)		(4,479,793)
Net increase (decrease) in net assets resulting from operations		$ 2,795,729
Other Information Sales charges paid to FDC		$ 418,743
Deferred sales charges withheld by FDC		$ 1,926
Exchange fees withheld by FSC		$ 13,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,275,522	$ 8,318,271
Net realized gain (loss)	2,339,224	(1,604,373)
Change in net unrealized appreciation (depreciation)	(6,819,017)	117,579,994
Net increase (decrease) in net assets resulting from operations	2,795,729	124,293,892
Distributions to shareholders from net investment income	(6,819,400)	(8,323,152)
Distributions to shareholders from net realized gain	(291,259)	(31,788,294)
Distributions to shareholders in excess of net realized gain	-	(5,536,581)
Total distributions	(7,110,659)	(45,648,027)
Share transactions Net proceeds from sales of shares	167,765,410	466,126,861
Reinvestment of distributions	6,720,757	43,324,307
Cost of shares redeemed	(210,538,574)	(438,934,707)
Net increase (decrease) in net assets resulting from share transactions	(36,052,407)	70,516,461
Redemption fees	118,582	1,138,367
Total increase (decrease) in net assets	(40,248,755)	150,300,693
Net Assets
Beginning of period	513,837,700	363,537,007
End of period (including undistributed net investment income of $1,941,477 and undistributed net investment income of $1,503,577, respectively)	$ 473,588,945	$ 513,837,700
Other Information Shares
Sold	5,148,637	15,024,378
Issued in reinvestment of distributions	204,908	1,536,776
Redeemed	(6,500,510)	(14,907,569)
Net increase (decrease)	(1,146,965)	1,653,585

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.40	$ 26.47	$ 41.57	$ 43.18	$ 32.82
Income from Investment Operations
Net investment income (loss) C	.51	.56	.39	.39	.40
Net realized and unrealized gain (loss)	(.17)	9.36	(7.74)	.91	11.41
Total from investment operations	.34	9.92	(7.35)	1.30	11.81
Distributions from net investment income	(.47)	(.60)	(.36)	(.28)	(.28)
Distributions from net realized gain	(.02)	(2.10)	(7.44)	(2.66)	(1.23)
Distributions in excess of net realized gain	-	(.37)	-	-	-
Total distributions	(.49)	(3.07)	(7.80)	(2.94)	(1.51)
Redemption fees added to paid in capital C	.01	.08	.05	.03	.06
Net asset value, end of period	$ 33.26	$ 33.40	$ 26.47	$ 41.57	$ 43.18
Total Return A, B	1.07%	40.08%	22.07%	3.10%	36.64%
Ratios to Average Net Assets D
Expenses before expense reductions	1.11%	1.20%	1.23%	1.17%	1.25%
Expenses net of voluntary waivers, if any	1.11%	1.20%	1.23%	1.17%	1.25%
Expenses net of all reductions	1.09%	1.18%	1.19%	1.16%	1.24%
Net investment income (loss)	1.55%	1.86%	1.00%	.91%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 473,589	$ 513,838	$ 363,537	$ 925,829	$ 1,338,896
Portfolio turnover rate	41%	63%	94%	22%	25%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Brokerage and Investment Management Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-8.13%	123.61%	452.92%
Select Brokerage and Investment Management (load adj.)	-10.89%	116.90%	436.34%
S&P 500	-9.51%	50.03%	228.19%
GS Financial Services	-1.25%	72.21%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-8.13%	17.46%	18.65%
Select Brokerage and Investment Management (load adj.)	-10.89%	16.75%	18.29%
S&P 500	-9.51%	8.54%	12.66%
GS Financial Services	-1.25%	11.48%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $53,634 - a 436.34% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
J.P. Morgan Chase & Co.	5.0
Merrill Lynch & Co., Inc.	4.9
Bear Stearns Companies, Inc.	4.9
Lehman Brothers Holdings, Inc.	4.8
American Express Co.	4.7
Morgan Stanley Dean Witter & Co.	4.7
Citigroup, Inc.	4.4
Franklin Resources, Inc.	4.0
Principal Financial Group, Inc.	4.0
Stilwell Financial, Inc.	4.0
45.4
Top Industries as of February 28, 2002
% of fund's net assets
Diversified Financials	85.4%
Insurance	8.8%
IT Consulting & Services	1.9%
Banks	1.3%
All Others*	2.6%
* Includes short-term investments and net other assets.

Annual Report

Brokerage and Investment Management Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Joshua Spencer became Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio on January 8, 2002.

Q. How did the fund perform, Josh?

A. For the 12 months that ended February 28, 2002, the fund returned -8.13%. The Goldman Sachs Financial Services Index - an index of 231 stocks designed to measure the performance of companies in the financial services sector - lost 1.25% for the same period, while the Standard & Poor's 500 Index declined 9.51%.

Q. Why did the fund outperform the S&P 500 but not the Goldman Sachs index?

A. In general, financial services stocks are much more sensitive to lower interest rates and had stronger earnings over the period as the Federal Reserve Board continued its easing policy. Broadly speaking, that accounts for the fund's outperformance of the S&P 500 Index. However, brokerage stocks tend to be less sensitive to interest rate changes and more sensitive to economic and stock market trends than other companies within the financial services sector. The stocks held by the fund were hurt by the poor performance of the stock market and the slowdown in trading activity and investment banking - leading to its underperformance of the Goldman Sachs index.

Q. Which stocks helped the fund's performance?

A. Federated Investors, a mutual fund company, was the top contributor. The company posted solid relative earnings growth due to the inflows into their money market funds. This helped its stock price increase in value as the company prospered when cautious investors migrated to money market funds and away from equity investments. Financial services processing company Investment Technology Group (ITG) was another positive performer for the fund. The company developed a new trading system - POSIT - which matches stock buyers and sellers anonymously and at a lower cost than its competitors, a benefit for large institutional investors. ITG experienced increased volumes and market share, which drove stock prices upward. T. Rowe Price, a mutual fund company, also added to performance as its stock increased in value because of positive fund performance and a stable investor base.

Q. Which stocks detracted from performance?

A. J.P. Morgan Chase led the list of detractors. The company faced earnings shortfalls as a result of being the largest U.S. investor in private equity funds. Over the past decade the company moved away from commercial and residential real estate, which had been problematic during the last recession, and moved toward investment-grade corporate lending. The company had to mark down its lending portfolio due to losses and poor credit quality as a consequence of lending to companies such as Enron, Global Crossing and Kmart. I continued to hold the stock at the end of the period because I believed its strong capital position would see it through this difficult time. Charles Schwab also detracted from performance. Its losses caused by the dramatic declines in retail trading volumes were exacerbated by the fact that the company had ramped up systems and back office infrastructure to accommodate increased trading levels. TD Waterhouse and DST Systems also detracted from performance as a result of reduced trading activity. Both stocks are no longer in the fund.

Q. Did you make any changes since taking over as manager?

A. Yes, I did. I increased the fund's positions in the five largest U.S. institutional brokerage companies, including Merrill Lynch, Morgan Stanley Dean Witter, Lehman Brothers Holdings, Goldman Sachs and Citigroup. Although these firms were poor performers during the period, I think they can benefit from an economic upturn. The stocks were trading at relatively low levels and I believed it was a good time to buy them. My investment style is to look for companies that can be successful over the long term and that are positioned to benefit in any environment. I pay close attention to the valuations of these stocks and will often buy them when others won't.

Q. What's your outlook, Josh?

A. In the short term the outlook is pretty uncertain, although we are seeing signs of improvement in the economy, which makes me somewhat optimistic. Industrial companies have reported improvements in new orders - in prior U.S. recessions that was one of the first things to pick up - and I think that is a harbinger of good things to come. In addition, the recent stability of U.S. equity markets was highlighted by the uptick in secondary issuance of stock - a past indicator of increased IPO and mergers and acquisitions activity - which could benefit the stocks held in the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 068

Trading symbol: FSLBX

Size: as of February 28, 2002, more than
$425 million

Manager: Joshua Spencer, since January 2002; manager, Fidelity Select Construction and Housing Portfolio, 2000-2002; analyst, various industries, since 2000; joined Fidelity in 2000

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
BANKS - 1.3%
Credit Suisse Group sponsored ADR	161,500	$ 5,639,580
DIVERSIFIED FINANCIALS - 85.4%
A.G. Edwards, Inc.	354,900	14,497,665
Affiliated Managers Group, Inc. (a)	115,100	7,669,113
Allied Capital Corp.	264,900	7,226,472
American Express Co.	553,200	20,164,140
Bear Stearns Companies, Inc.	377,186	20,779,177
BlackRock, Inc. Class A (a)	130,400	5,802,800
Charles Schwab Corp.	851,700	11,106,168
Citigroup, Inc.	413,266	18,700,287
E*TRADE Group, Inc. (a)	808,400	6,548,040
Eaton Vance Corp. (non-vtg.)	291,600	11,139,120
Federated Investors, Inc. Class B (non-vtg.)	446,250	14,092,575
Franklin Resources, Inc.	419,500	17,140,770
Goldman Sachs Group, Inc.	205,000	16,592,700
Instinet Group, Inc.	194,800	1,383,080
J.P. Morgan Chase & Co.	733,620	21,458,385
Jefferies Group, Inc.	119,400	5,178,378
John Nuveen Co. Class A	65,650	3,446,625
LaBranche & Co., Inc. (a)	246,200	7,693,750
Legg Mason, Inc.	258,232	13,536,521
Lehman Brothers Holdings, Inc.	358,500	20,255,250
Merrill Lynch & Co., Inc.	436,400	20,925,380
Morgan Stanley Dean Witter & Co.	408,430	20,062,082
Neuberger Berman, Inc.	182,400	7,700,928
Principal Financial Group, Inc.	697,800	16,998,408
Raymond James Financial, Inc.	223,525	7,108,095
Stilwell Financial, Inc.	738,700	16,849,747
T. Rowe Price Group, Inc.	401,800	15,995,658
Van der Moolen Holding NV sponsored ADR (a)	29,600	816,960
Waddell & Reed Financial, Inc. Class A	409,195	12,607,298
TOTAL DIVERSIFIED FINANCIALS		363,475,572
INSURANCE - 8.8%
Marsh & McLennan Companies, Inc.	123,600	13,045,980
Nationwide Financial Services, Inc. Class A	68,800	2,785,024
Phoenix Companies, Inc.	441,900	7,910,010
Prudential Financial, Inc.	455,200	13,915,464
TOTAL INSURANCE		37,656,478
IT CONSULTING & SERVICES - 1.9%
Investment Technology Group, Inc. (a)	173,050	8,032,981
TOTAL COMMON STOCKS (Cost $341,879,008)		414,804,611
Money Market Funds - 3.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	11,992,583	$ 11,992,583
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	1,926,000	1,926,000
TOTAL MONEY MARKET FUNDS (Cost $13,918,583)		13,918,583
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $355,797,591)		428,723,194
NET OTHER ASSETS - (0.7)%		(2,977,481)
NET ASSETS - 100%		$ 425,745,713
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $335,589,423 and $454,603,158, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $74,928 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $359,873,599. Net unrealized appreciation aggregated $68,849,595, of which $97,920,215 related to appreciated investment securities and $29,070,620 related to depreciated investment securities.

The fund hereby designates approximately $39,910,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $44,152,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $13,825,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

The fund designates 97% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $1,856,236) (cost $355,797,591) - See accompanying schedule		$ 428,723,194
Receivable for fund shares sold		240,893
Dividends receivable		178,218
Interest receivable		9,171
Redemption fees receivable		428
Other receivables		152
Total assets		429,152,056
Liabilities
Payable for fund shares redeemed	$ 1,064,735
Accrued management fee	210,429
Other payables and accrued expenses	205,179
Collateral on securities loaned, at value	1,926,000
Total liabilities		3,406,343
Net Assets		$ 425,745,713
Net Assets consist of:
Paid in capital		$ 414,938,457
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,099,608)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,906,864
Net Assets, for 10,059,842 shares outstanding		$ 425,745,713
Net Asset Value and redemption price per share ($425,745,713 ÷ 10,059,842 shares)		$ 42.32
Maximum offering price per share (100/97.00 of $42.32)		$ 43.63

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 4,688,293
Interest		1,158,978
Security lending		38,425
Total income		5,885,696
Expenses
Management fee	$ 2,801,014
Transfer agent fees	2,291,354
Accounting and security lending fees	313,018
Non-interested trustees' compensation	1,728
Custodian fees and expenses	23,401
Registration fees	77,079
Audit	26,777
Legal	4,325
Miscellaneous	42,516
Total expenses before reductions	5,581,212
Expense reductions	(170,761)	5,410,451
Net investment income (loss)		475,245
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(52,823,033)
Foreign currency transactions	(3,668)
Total net realized gain (loss)		(52,826,701)
Change in net unrealized appreciation (depreciation) on:
Investment securities	924,153
Assets and liabilities in foreign currencies	(11,854)
Total change in net unrealized appreciation (depreciation)		912,299
Net gain (loss)		(51,914,402)
Net increase (decrease) in net assets resulting from operations		$ (51,439,157)
Other Information Sales charges paid to FDC		$ 690,725
Deferred sales charges withheld by FDC		$ 1,999
Exchange fees withheld by FSC		$ 22,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 475,245	$ 1,456,905
Net realized gain (loss)	(52,826,701)	116,058,241
Change in net unrealized appreciation (depreciation)	912,299	(48,675,754)
Net increase (decrease) in net assets resulting from operations	(51,439,157)	68,839,392
Distributions to shareholders from net investment income	(1,339,214)	-
Distributions to shareholders from net realized gain	(39,909,323)	(70,096,142)
Total distributions	(41,248,537)	(70,096,142)
Share transactions Net proceeds from sales of shares	176,596,708	685,748,426
Reinvestment of distributions	39,647,575	67,291,842
Cost of shares redeemed	(330,543,396)	(543,812,804)
Net increase (decrease) in net assets resulting from share transactions	(114,299,113)	209,227,464
Redemption fees	189,916	1,000,000
Total increase (decrease) in net assets	(206,796,891)	208,970,714
Net Assets
Beginning of period	632,542,604	423,571,890
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,248,169, respectively)	$ 425,745,713	$ 632,542,604
Other Information Shares
Sold	4,043,418	12,206,689
Issued in reinvestment of distributions	982,845	1,314,814
Redeemed	(7,593,117)	(10,165,298)
Net increase (decrease)	(2,566,854)	3,356,205

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 50.10	$ 45.69	$ 41.16	$ 39.78	$ 25.76
Income from Investment Operations
Net investment income (loss) C	.04	.13	(.04)	.10	.16
Net realized and unrealized gain (loss)	(4.31)	10.68	7.64	1.72	14.46
Total from investment operations	(4.27)	10.81	7.60	1.82	14.62
Distributions from net investment income	(.12)	-	(.05)	(.01)	(.09)
Distributions from net realized gain	(3.41)	(6.49)	(3.13)	(.52)	(.61)
Total distributions	(3.53)	(6.49)	(3.18)	(.53)	(.70)
Redemption fees added to paid in capital C	.02	.09	.11	.09	.10
Net asset value, end of period	$ 42.32	$ 50.10	$ 45.69	$ 41.16	$ 39.78
Total Return A, B	(8.13)%	23.77%	19.14%	4.76%	57.56%
Ratios to Average Net Assets D
Expenses before expense reductions	1.15%	1.11%	1.29%	1.26%	1.33%
Expenses net of voluntary waivers, if any	1.15%	1.11%	1.29%	1.26%	1.33%
Expenses net of all reductions	1.11%	1.08%	1.28%	1.24%	1.29%
Net investment income (loss)	.10%	.24%	(.09)%	.26%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 425,746	$ 632,543	$ 423,572	$ 482,525	$ 676,067
Portfolio turnover rate	74%	105%	47%	59%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-3.58%	75.46%	431.76%
Select Financial Services (load adj.)	-6.47%	70.20%	415.81%
S&P 500	-9.51%	50.03%	228.19%
GS Financial Services	-1.25%	72.21%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-3.58%	11.90%	18.19%
Select Financial Services (load adj.)	-6.47%	11.22%	17.83%
S&P 500	-9.51%	8.54%	12.66%
GS Financial Services	-1.25%	11.48%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $51,581 - a 415.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
American International Group, Inc.	7.3
Citigroup, Inc.	4.9
Fannie Mae	4.8
Bank of America Corp.	4.7
Berkshire Hathaway, Inc. Class B	3.9
Freddie Mac	3.4
Bank One Corp.	3.2
Wells Fargo & Co.	3.0
Morgan Stanley Dean Witter & Co.	2.9
Wachovia Corp.	2.7
40.8
Top Industries as of February 28, 2002
% of fund's net assets
Diversified Financials	35.4%
Banks	31.3%
Insurance	24.3%
Real Estate	3.3%
Commercial Services & Supplies	2.9%
All Others *	2.8%
* Includes short-term investments and net other assets.

Annual Report

Financial Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Jeffrey Feingold became Portfolio Manager of Fidelity Select Financial Services Portfolio on October 9, 2001.

Q. How did the fund perform, Jeff?

A. For the 12 months that ended February 28, 2002, the fund returned -3.58%. In comparison, the Goldman Sachs Financial Services Index, an index of 231 stocks designed to measure the performance of companies in the financial services sector, had a return of -1.25%. During the same 12-month period, the Standard & Poor's 500 Index fell 9.51%.

Q. What factors influenced the performance of financial services stocks during the 12-month period?

A. A slowing economy contributed to a volatile environment for financial stocks during most of the period, especially immediately after the September 11 terrorist attacks. To stimulate growth and restore confidence, the Federal Reserve Board aggressively cut short-term interest rates. However, for most of the 12-month period, investors worried about the duration and depth of the slump. With this sentiment as a backdrop, brokerages tended to perform poorly, hurt both by falling equity markets and by declining investment banking activity. Their stock prices did revive late in the period, however, amid rising hopes for an economic recovery. Larger banks also tended to underperform, hurt by reduced capital markets activity and fears of potential impending credit quality problems as the economy's health deteriorated. In contrast, home finance companies and small- and mid-sized banks performed relatively well, helped by the cuts in short-term interest rates that both increased the profitability of their lending businesses and spurred an increase in mortgage lending. The primary factors in the fund's underperformance relative to the Goldman Sachs index was our de-emphasis of regional small- and mid-cap banks and our underweighting in property and casualty insurers when their stocks started to come back after falling immediately following the September 11 attack.

Q. What were the principal strategies?

A. Earlier in the period, the fund was positioned relatively aggressively with overweighted positions in brokerages and other companies that could benefit from a potential economic rebound. However, these firms turned out to be vulnerable following September 11 as investors worried about prolonged weakness in the capital markets. We then adjusted the portfolio to place greater emphasis on companies with more predictable earnings, including government-sponsored enterprises such as Fannie Mae, as well as transaction processors, bond insurers and well-capitalized banks with quality loan portfolios.

Q. What were some of the investments that helped performance?

A. Bank of America was a strong contributor, helped by the prospects for improved earnings growth from continued cost-cutting and improved credit quality. Bank One, which continued to meet its earnings targets, also helped performance. MBIA, the bond insurer, performed well. As ratings agencies downgraded the credit ratings of many corporations, the demand for bond insurance increased.

Q. What were some of the disappointments?

A. Brokerage stocks and companies heavily involved in the capital markets tended to perform poorly. Among those that detracted from fund performance were J.P. Morgan Chase, Morgan Stanley and Merrill Lynch. American Express also was a laggard, hurt by the slowdown in corporate travel after September 11 and by write-downs in the high-yield portfolio of its financial advisors unit. PNC Financial Services was another disappointment, as its stock declined after it announced it would restate earnings because of off-balance sheet exposures.

Q. What's your outlook for financial services stocks?

A. Until evidence of an economic rebound becomes more persuasive, I intend to continue to focus on companies capable of generating predictable earnings, even in a slowdown, and on companies that benefit from low interest rates. If the economic outlook improves, I also intend to become more aggressive and to increase my emphasis on more cyclical companies and on institutions involved in the capital markets. These would include investment banks, processing banks and investment managers.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 10, 1981

Fund number: 066

Trading symbol: FIDSX

Size: as of February 28, 2002, more than
$560 million

Manager: Jeffrey Feingold, since 2001; manager, Fidelity Select Home Finance Portfolio, since 2001; Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-2001; analyst, various industries, 1997-1998; joined Fidelity in 1997

Annual Report

Financial Services Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
BANKS - 31.3%
Astoria Financial Corp.	66,200	$ 1,973,422
Bank of America Corp.	413,379	26,435,587
Bank of New York Co., Inc.	45,936	1,729,031
Bank One Corp.	507,719	18,196,649
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	250,000	2,857,500
Banknorth Group, Inc.	171,000	4,273,290
City National Corp.	26,200	1,331,484
Commerce Bancorp, Inc., New Jersey	89,852	3,737,843
Commerce Bancshares, Inc.	22,600	943,324
Credit Suisse Group sponsored ADR	75,500	2,636,460
East West Bancorp, Inc.	38,100	1,102,995
Fifth Third Bancorp	197,200	12,573,472
FleetBoston Financial Corp.	353,834	11,810,979
Golden West Financial Corp., Delaware	58,100	3,703,875
Hudson City Bancorp, Inc.	76,500	2,421,990
Huntington Bancshares, Inc.	260,900	4,813,605
Investors Financial Services Corp.	41,500	2,883,420
Mellon Financial Corp.	73,600	2,649,600
Mercantile Bankshares Corp.	179,300	7,855,133
North Fork Bancorp, Inc.	72,900	2,520,882
Northern Trust Corp.	28,300	1,531,596
Pacific Century Financial Corp.	44,100	1,116,612
PNC Financial Services Group, Inc.	68,000	3,735,920
Royal Bank of Canada	90,800	2,873,841
Silicon Valley Bancshares (a)	17,100	474,696
Sovereign Bancorp, Inc.	67,600	856,492
TCF Financial Corp.	30,000	1,542,000
U.S. Bancorp, Delaware	471,602	9,832,902
UnionBanCal Corp.	252	9,576
Wachovia Corp.	461,200	15,325,676
Washington Mutual, Inc.	156,220	5,081,837
Wells Fargo & Co.	356,050	16,698,745
TOTAL BANKS		175,530,434
COMMERCIAL SERVICES & SUPPLIES - 2.9%
eFunds Corp. (a)	197,400	3,450,552
First Data Corp.	88,500	7,214,520
Paychex, Inc.	151,100	5,583,145
TOTAL COMMERCIAL SERVICES & SUPPLIES		16,248,217
DIVERSIFIED FINANCIALS - 35.4%
A.G. Edwards, Inc.	20,000	817,000
Affiliated Managers Group, Inc. (a)	20,000	1,332,600
AMBAC Financial Group, Inc.	178,300	11,063,515
American Express Co.	372,500	13,577,625
Bear Stearns Companies, Inc.	33,600	1,851,024
BlackRock, Inc. Class A (a)	62,000	2,759,000
Capital One Financial Corp.	28,600	1,409,122
Charles Schwab Corp.	366,986	4,785,497

	Shares	Value (Note 1)
Citigroup, Inc.	608,002	$ 27,512,091
Countrywide Credit Industries, Inc.	142	5,829
Fannie Mae	341,900	26,753,675
Federated Investors, Inc. Class B (non-vtg.)	100,050	3,159,579
Freddie Mac	295,800	18,854,292
Goldman Sachs Group, Inc.	115,500	9,348,570
Household International, Inc.	126,346	6,506,819
J.P. Morgan Chase & Co.	286,060	8,367,255
LaBranche & Co., Inc. (a)	25,000	781,250
Lehman Brothers Holdings, Inc.	64,100	3,621,650
MBNA Corp.	221,900	7,695,492
Merrill Lynch & Co., Inc.	278,900	13,373,255
Morgan Stanley Dean Witter & Co.	329,400	16,180,128
Neuberger Berman, Inc.	39,900	1,684,578
SEI Investments Co.	27,800	1,103,660
State Street Corp.	39,900	2,022,930
Stilwell Financial, Inc.	67,800	1,546,518
USA Education, Inc.	87,700	8,134,175
Waddell & Reed Financial, Inc. Class A	120,302	3,706,505
TOTAL DIVERSIFIED FINANCIALS		197,953,634
INSURANCE - 24.3%
ACE Ltd.	100,300	4,403,170
AFLAC, Inc.	286,700	7,368,190
Allmerica Financial Corp.	67,400	2,930,552
Allstate Corp.	247,500	8,667,450
American International Group, Inc.	552,851	40,894,388
AmerUs Group Co.	15,300	522,954
Berkshire Hathaway, Inc. Class B (a)	9,080	22,019,000
Canada Life Financial Corp.	61,400	1,527,910
Cincinnati Financial Corp.	79,300	3,188,653
Hartford Financial Services Group, Inc.	62,000	4,154,000
HCC Insurance Holdings, Inc.	56,000	1,578,080
John Hancock Financial Services, Inc.	24,300	933,363
Markel Corp. (a)	5,700	1,134,300
Marsh & McLennan Companies, Inc.	26,200	2,765,410
MBIA, Inc.	187,200	10,941,840
MetLife, Inc.	310,000	9,882,800
Old Republic International Corp.	64,000	2,045,440
Protective Life Corp.	23,100	717,486
Radian Group, Inc.	68,800	3,210,896
RenaissanceRe Holdings Ltd.	42,400	4,593,192
Sun Life Financial Services of Canada, Inc.	112,100	2,334,076
TOTAL INSURANCE		135,813,150
INTERNET SOFTWARE & SERVICES - 0.6%
InterCept, Inc. (a)	87,000	3,384,300
REAL ESTATE - 3.3%
Apartment Investment & Management Co. Class A	117,100	5,290,578
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
Duke Realty Corp.	47,800	$ 1,137,640
Equity Office Properties Trust	220,700	6,334,090
Equity Residential Properties Trust (SBI)	79,100	2,131,745
TrizecHahn Corp. (sub. vtg.)	56,100	896,017
Vornado Realty Trust	70,400	2,942,720
TOTAL REAL ESTATE		18,732,790
TOTAL COMMON STOCKS (Cost $443,262,244)		547,662,525
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.83% (b)	8,277,777	8,277,777
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	8,085,000	8,085,000
TOTAL MONEY MARKET FUNDS (Cost $16,362,777)		16,362,777
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $459,625,021)		564,025,302
NET OTHER ASSETS - (0.7)%		(4,023,015)
NET ASSETS - 100%		$ 560,002,287
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $686,033,328 and $729,789,380, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $58,716 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $461,107,707. Net unrealized appreciation aggregated $102,917,595, of which $111,229,963 related to appreciated investment securities and $8,312,368 related to depreciated investment securities.

The fund hereby designates approximately $19,148,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $9,862,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

The fund designates 81% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $7,810,600) (cost $459,625,021) - See accompanying schedule		$ 564,025,302
Receivable for investments sold		11,802,614
Receivable for fund shares sold		1,211,153
Dividends receivable		842,603
Interest receivable		17,245
Redemption fees receivable		21
Other receivables		3,046
Total assets		577,901,984
Liabilities
Payable for investments purchased	$ 8,295,321
Payable for fund shares redeemed	1,034,093
Accrued management fee	265,779
Other payables and accrued expenses	219,504
Collateral on securities loaned, at value	8,085,000
Total liabilities		17,899,697
Net Assets		$ 560,002,287
Net Assets consist of:
Paid in capital		$ 466,331,238
Undistributed net investment income		730,369
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,459,555)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		104,400,235
Net Assets, for 5,602,688 shares outstanding		$ 560,002,287
Net Asset Value and redemption price per share ($560,002,287 ÷ 5,602,688 shares)		$ 99.95
Maximum offering price per share (100/97.00 of $99.95)		$ 103.04

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 9,822,117
Interest		1,382,167
Security lending		21,502
Total income		11,225,786
Expenses
Management fee	$ 3,316,908
Transfer agent fees	2,273,038
Accounting and security lending fees	356,774
Non-interested trustees' compensation	1,839
Custodian fees and expenses	25,879
Registration fees	62,480
Audit	29,053
Legal	4,950
Miscellaneous	56,770
Total expenses before reductions	6,127,691
Expense reductions	(243,412)	5,884,279
Net investment income (loss)		5,341,507
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,775,398
Foreign currency transactions	(16,323)
Total net realized gain (loss)		3,759,075
Change in net unrealized appreciation (depreciation) on:
Investment securities	(32,643,746)
Assets and liabilities in foreign currencies	7,227
Total change in net unrealized appreciation (depreciation)		(32,636,519)
Net gain (loss)		(28,877,444)
Net increase (decrease) in net assets resulting from operations		$ (23,535,937)
Other Information Sales charges paid to FDC		$ 679,942
Deferred sales charges withheld by FDC		$ 6,651
Exchange fees withheld by FSC		$ 13,185

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,341,507	$ 5,575,955
Net realized gain (loss)	3,759,075	18,782,464
Change in net unrealized appreciation (depreciation)	(32,636,519)	105,953,843
Net increase (decrease) in net assets resulting from operations	(23,535,937)	130,312,262
Distributions to shareholders from net investment income	(5,691,207)	(4,137,696)
Distributions to shareholders from net realized gain	(19,818,905)	(17,199,379)
Total distributions	(25,510,112)	(21,337,075)
Share transactions Net proceeds from sales of shares	221,969,817	645,809,973
Reinvestment of distributions	24,222,922	20,410,405
Cost of shares redeemed	(294,783,770)	(462,680,632)
Net increase (decrease) in net assets resulting from share transactions	(48,591,031)	203,539,746
Redemption fees	105,868	866,880
Total increase (decrease) in net assets	(97,531,212)	313,381,813
Net Assets
Beginning of period	657,533,499	344,151,686
End of period (including undistributed net investment income of $730,369 and undistributed net investment income of $1,843,873, respectively)	$ 560,002,287	$ 657,533,499
Other Information Shares
Sold	2,164,616	6,180,466
Issued in reinvestment of distributions	243,997	199,735
Redeemed	(2,860,922)	(4,557,758)
Net increase (decrease)	(452,309)	1,822,443

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 108.59	$ 81.31	$ 100.82	$ 103.28	$ 82.94
Income from Investment Operations
Net investment income (loss) C	.96	1.10	.67	.56	.70
Net realized and unrealized gain (loss)	(4.95)	30.26	(14.61)	7.88	30.65
Total from investment operations	(3.99)	31.36	(13.94)	8.44	31.35
Distributions from net investment income	(1.03)	(.80)	(.64)	(.19)	(.64)
Distributions from net realized gain	(3.64)	(3.45)	(5.09)	(10.81)	(10.51)
Total distributions	(4.67)	(4.25)	(5.73)	(11.00)	(11.15)
Redemption fees added to paid in capital C	.02	.17	.16	.10	.14
Net asset value, end of period	$ 99.95	$ 108.59	$ 81.31	$ 100.82	$ 103.28
Total Return A, B	(3.58)%	39.19%	(14.53)%	8.42%	41.08%
Ratios to Average Net Assets D
Expenses before expense reductions	1.07%	1.09%	1.19%	1.20%	1.31%
Expenses net of voluntary waivers, if any	1.07%	1.09%	1.19%	1.20%	1.31%
Expenses net of all reductions	1.03%	1.06%	1.17%	1.18%	1.29%
Net investment income (loss)	.93%	1.07%	.66%	.58%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 560,002	$ 657,533	$ 344,152	$ 547,000	$ 604,908
Portfolio turnover rate	127%	107%	57%	60%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	9.40%	48.52%	520.37%
Select Home Finance (load adj.)	6.12%	44.07%	501.75%
S&P 500	-9.51%	50.03%	228.19%
GS Financial Services	-1.25%	72.21%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	9.40%	8.23%	20.02%
Select Home Finance (load adj.)	6.12%	7.58%	19.66%
S&P 500	-9.51%	8.54%	12.66%
GS Financial Services	-1.25%	11.48%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $60,175 - a 501.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Freddie Mac	9.0
Fannie Mae	8.4
Golden West Financial Corp., Delaware	7.0
Astoria Financial Corp.	5.1
North Fork Bancorp, Inc.	5.0
Radian Group, Inc.	4.8
Banknorth Group, Inc.	4.4
Charter One Financial, Inc.	4.1
Household International, Inc.	3.8
Washington Mutual, Inc.	3.4
55.0
Top Industries as of February 28, 2002
% of fund's net assets
Banks	56.2%
Diversified Financials	27.2%
Insurance	14.6%
All Others*	2.0%
* Includes short-term investments and net other assets.

Annual Report

Home Finance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeffrey Feingold, Portfolio Manager of Fidelity Select Home Finance Portfolio

Q. How did the fund perform, Jeff?

A. For the 12 months that ended February 28, 2002, the fund returned 9.40%. In comparison, the Goldman Sachs Financial Services Index - an index of 231 stocks designed to measure the performance of companies in the financial services sector - had a return of -1.25%. During the same 12-month period, the Standard & Poor's 500 Index returned -9.51%.

Q. What factors influenced the performance of home finance stocks during the 12-month period?

A. The home finance industry had an excellent year. The aggressive actions by the Federal Reserve Board to stimulate economic growth by lowering short-term interest rates helped boost the profit margin of mortgage lenders, which can borrow at the short-term rates while lending at higher rates. At the same time, lower mortgage rates stimulated a wave of refinancings and new home purchases, which benefited the mortgage origination business as well as mortgage insurers.

Q. Why did the fund outperform the Goldman Sachs index by such a wide margin?

A. While home finance stocks had a good year because of declining interest rates, heavy mortgage activity and the lack of any credit problems, other parts of the financial services industry had a more difficult time. Securities firms, for example, were hurt by falling equity prices and a decline in investment banking activity, while other financial services companies, including large banks, experienced credit quality problems resulting from the economic slowdown.

Q. What were your principal strategies?

A. While focusing on companies involved in home finance and mortgages, I was careful to keep the portfolio positioned with minimal exposure to any potential credit quality problems arising from the economic slump. I worried that as growth slowed and corporate layoffs increased, potential default risks in mortgages could increase. I overweighted government-sponsored mortgage enterprises, such as Fannie Mae and Freddie Mac, both of which contributed modestly to performance. I also focused on lenders whose profit margins expanded as short-term interest rates declined. In addition, I was alert for opportunities among thrifts that were potential candidates for acquisition, as I expected consolidation within the industry to continue.

Q. What were some of the investments that helped performance?

A. The fund's investment in Dime Bancorp was a big positive contributor as a result of the takeover of Dime by Washington Mutual. North Fork Bancorp, Hudson City Bancorp and Banknorth Group were all regional banks or thrifts that benefited from low short-term interest rates and heavy mortgage generation. TCF Financial's earnings continued to grow quickly as a result of strong performance from its retail bank network in the Midwest and Mountain states. Mortgage insurer Radian also added to the fund returns. As mortgage activity expanded, the demand for mortgage insurance increased, in kind.

Q. Were there any disappointments?

A. First American and Fidelity National Financial were two title insurance companies that performed well early in the period. But their stocks later fell out of favor as investors started to anticipate a slowdown in mortgage refinancing should interest rates move up again. PNC Financial also detracted from returns after it announced that it would restate its earnings because of its off-balance sheet exposure.

Q. What's your outlook for home finance stocks?

A. I'm cautious about the outlook for home finance stocks, which enjoyed a terrific year in 2001 as falling rates sparked record levels of mortgage originations. While mortgage rates still are low in absolute historical terms, they already have started to climb again. I find it difficult to envision home financing activity continuing at the robust level of last year. In addition, any change in the Federal Reserve's policies that results in higher rates would begin to shrink the profit margins of thrifts and other lenders. I'm also concerned that credit quality in the housing sector could deteriorate, even though that has not been a significant problem up until now. As a result, I intend to continue to emphasize stocks of companies with more predictable earnings, including the government-sponsored mortgage lenders, such as Freddie Mac and Fannie Mae, and selected thrifts and banks with reasonable stock valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 098

Trading symbol: FSVLX

Size: as of February 28, 2002, more than $408 million

Manager: Jeffrey Feingold, since 2001; manager, Fidelity Select Financial Services Portfolio, since 2001; Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-2001; analyst, various industries, 1997-1998; joined Fidelity in 1997

Annual Report

Home Finance Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
BANKS - 56.2%
Astoria Financial Corp.	699,800	$ 20,861,038
Banknorth Group, Inc.	722,175	18,047,153
Charter One Financial, Inc.	549,848	16,748,370
Colonial Bancgroup, Inc.	81,400	1,161,578
Commercial Federal Corp.	125,625	3,140,625
Credit Suisse Group sponsored ADR	58,900	2,056,788
Dime Bancorp, Inc. warrants 12/31/49 (a)	425,000	34,000
Downey Financial Corp.	44,000	2,089,120
Golden State Bancorp, Inc.	425,192	12,959,852
Golden West Financial Corp., Delaware	449,400	28,649,250
Greenpoint Financial Corp.	273,200	12,020,800
Hudson City Bancorp, Inc.	411,500	13,028,090
IndyMac Bancorp, Inc. (a)	37,000	909,460
New York Community Bancorp, Inc.	135,540	3,976,744
North Fork Bancorp, Inc.	589,300	20,377,994
People's Bank, Connecticut	131,300	3,008,083
PNC Financial Services Group, Inc.	231,500	12,718,610
Roslyn Bancorp, Inc.	113,222	2,273,498
Seacoast Financial Services Corp.	94,800	1,797,408
Sovereign Bancorp, Inc.	737,800	9,347,926
Staten Island Bancorp, Inc.	96,900	1,797,495
TCF Financial Corp.	191,400	9,837,960
Washington Federal, Inc.	75,291	1,953,049
Washington Mutual, Inc.	419,955	13,661,136
Webster Financial Corp.	117,700	4,126,562
Wells Fargo & Co.	280,500	13,155,450
TOTAL BANKS		229,738,039
DIVERSIFIED FINANCIALS - 27.2%
Bank United Corp. Litigation Contingent Payment Rights Trust rights (a)	126,300	16,419
Countrywide Credit Industries, Inc.	148,551	6,098,019
Doral Financial Corp.	131,100	4,501,974
Fannie Mae	436,500	34,156,125
Freddie Mac	574,500	36,618,629
Household International, Inc.	302,000	15,553,000
Imperial Credit Industries, Inc. warrants 1/31/08 (a)	31,281	0
J.P. Morgan Chase & Co.	419,500	12,270,375
Merrill Lynch & Co., Inc.	20,800	997,360
Morgan Stanley Dean Witter & Co.	20,800	1,021,696
TOTAL DIVERSIFIED FINANCIALS		111,233,597
INSURANCE - 14.6%
Fidelity National Financial, Inc.	142,840	3,788,117
First American Corp., California	139,000	2,750,810
MGIC Investment Corp.	120,800	8,108,096
Old Republic International Corp.	397,300	12,697,708
Radian Group, Inc.	421,000	19,648,070

	Shares	Value (Note 1)
The PMI Group, Inc.	150,010	$ 10,628,209
Triad Guaranty, Inc. (a)	48,800	2,012,512
TOTAL INSURANCE		59,633,522
TOTAL COMMON STOCKS (Cost $287,607,042)		400,605,158
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.83% (b)	8,890,237	8,890,237
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	8,463,000	8,463,000
TOTAL MONEY MARKET FUNDS (Cost $17,353,237)		17,353,237
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $304,960,279)		417,958,395
NET OTHER ASSETS - (2.2)%		(9,179,311)
NET ASSETS - 100%		$ 408,779,084
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $280,220,873 and $294,208,206, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,388 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,097,917. The weighted average interest rate was 3.69%. Interest expense includes $7,495 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $692,333. The weighted average interest rate was 2.79%. Interest expense includes $321 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $305,854,558. Net unrealized appreciation aggregated $112,103,837, of which $117,484,333 related to appreciated investment securities and $5,380,496 related to depreciated investment securities.

The fund hereby designates approximately $25,271,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $100,000 all of which will expire on February 28, 2010.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $8,248,170) (cost $304,960,279) - See accompanying schedule		$ 417,958,395
Receivable for investments sold		8,737,342
Receivable for fund shares sold		2,453,018
Dividends receivable		462,984
Interest receivable		24,526
Redemption fees receivable		2,368
Other receivables		944
Total assets		429,639,577
Liabilities
Payable for investments purchased	$ 8,533,640
Payable for fund shares redeemed	3,501,041
Accrued management fee	194,831
Other payables and accrued expenses	167,981
Collateral on securities loaned, at value	8,463,000
Total liabilities		20,860,493
Net Assets		$ 408,779,084
Net Assets consist of:
Paid in capital		$ 294,254,307
Undistributed net investment income		2,523,603
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(994,089)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		112,995,263
Net Assets, for 7,719,380 shares outstanding		$ 408,779,084
Net Asset Value and redemption price per share ($408,779,084 ÷ 7,719,380 shares)		$ 52.95
Maximum offering price per share (100/97.00 of $52.95)		$ 54.59

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 7,211,188
Interest		627,502
Security lending		5,893
Total income		7,844,583
Expenses
Management fee	$ 2,330,071
Transfer agent fees	1,879,754
Accounting and security lending fees	263,248
Non-interested trustees' compensation	1,317
Custodian fees and expenses	12,650
Registration fees	67,030
Audit	22,790
Legal	3,740
Interest	7,816
Miscellaneous	60,410
Total expenses before reductions	4,648,826
Expense reductions	(112,180)	4,536,646
Net investment income (loss)		3,307,937
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	583,592
Foreign currency transactions	(36)
Total net realized gain (loss)		583,556
Change in net unrealized appreciation (depreciation) on:
Investment securities	21,002,418
Assets and liabilities in foreign currencies	(348)
Total change in net unrealized appreciation (depreciation)		21,002,070
Net gain (loss)		21,585,626
Net increase (decrease) in net assets resulting from operations		$ 24,893,563
Other Information Sales charges paid to FDC		$ 545,776
Deferred sales charges withheld by FDC		$ 2,344
Exchange fees withheld by FSC		$ 16,838

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,307,937	$ 2,655,809
Net realized gain (loss)	583,556	34,939,556
Change in net unrealized appreciation (depreciation)	21,002,070	94,735,069
Net increase (decrease) in net assets resulting from operations	24,893,563	132,330,434
Distributions to shareholders from net investment income	(1,253,106)	(2,279,946)
Distributions to shareholders from net realized gain	(25,310,727)	(486,376)
Total distributions	(26,563,833)	(2,766,322)
Share transactions Net proceeds from sales of shares	330,586,427	484,445,851
Reinvestment of distributions	25,255,686	2,625,471
Cost of shares redeemed	(363,362,517)	(413,070,852)
Net increase (decrease) in net assets resulting from share transactions	(7,520,404)	74,000,470
Redemption fees	380,748	966,459
Total increase (decrease) in net assets	(8,809,926)	204,531,041
Net Assets
Beginning of period	417,589,010	213,057,969
End of period (including undistributed net investment income of $2,523,603 and undistributed net investment income of $543,035, respectively)	$ 408,779,084	$ 417,589,010
Other Information Shares
Sold	6,421,166	10,506,806
Issued in reinvestment of distributions	523,728	54,779
Redeemed	(7,284,289)	(9,393,019)
Net increase (decrease)	(339,395)	1,168,566

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 51.82	$ 30.92	$ 42.09	$ 53.36	$ 46.00
Income from Investment Operations
Net investment income (loss) C	.41	.37	.30	.28	.33
Net realized and unrealized gain (loss)	4.07	20.73	(10.64)	(10.16)	13.10
Total from investment operations	4.48	21.10	(10.34)	(9.88)	13.43
Distributions from net investment income	(.17)	(.26)	(.19)	(.07)	(.29)
Distributions from net realized gain	(3.23)	(.07)	(.69)	(1.38)	(5.84)
Total distributions	(3.40)	(.33)	(.88)	(1.45)	(6.13)
Redemption fees added to paid in capital C	.05	.13	.05	.06	.06
Net asset value, end of period	$ 52.95	$ 51.82	$ 30.92	$ 42.09	$ 53.36
Total Return A, B	9.40%	68.78%	(24.88)%	(19.12)%	32.39%
Ratios to Average Net Assets D
Expenses before expense reductions	1.15%	1.30%	1.39%	1.19%	1.21%
Expenses net of voluntary waivers, if any	1.15%	1.30%	1.39%	1.19%	1.21%
Expenses net of all reductions	1.12%	1.27%	1.37%	1.18%	1.19%
Net investment income (loss)	.82%	.87%	.72%	.57%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 408,779	$ 417,589	$ 213,058	$ 740,440	$ 1,668,610
Portfolio turnover rate	72%	115%	91%	18%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Insurance	8.56%	129.65%	424.44%
Select Insurance (load adj.)	5.31%	122.76%	408.71%
S&P 500	-9.51%	50.03%	228.19%
GS Financial Services	-1.25%	72.21%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Insurance	8.56%	18.09%	18.02%
Select Insurance (load adj.)	5.31%	17.37%	17.66%
S&P 500	-9.51%	8.54%	12.66%
GS Financial Services	-1.25%	11.48%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $50,871 - a 408.71% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
American International Group, Inc.	7.2
Allstate Corp.	5.1
AFLAC, Inc.	4.9
AMBAC Financial Group, Inc.	4.6
MBIA, Inc.	4.5
Hartford Financial Services Group, Inc.	4.4
Berkshire Hathaway, Inc. Class A	3.7
XL Capital Ltd. Class A	3.6
Prudential Financial, Inc.	3.5
ACE Ltd.	3.4
44.9
Top Industries as of February 28, 2002
% of fund's net assets
Insurance	82.7%
Diversified Financials	6.4%
Health Care Providers & Services	1.2%
All Others*	9.7%
* Includes short-term investments and net other assets.

Annual Report

Insurance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ian Gutterman, Portfolio Manager of Fidelity Select Insurance Portfolio

Q. How did the fund perform, Ian?

A. Quite well on both an absolute and relative basis. For the 12-month period that ended February 28, 2002, the fund returned 8.56%. In comparison, the Goldman Sachs Financial Services Index - an index of 231 stocks designed to measure the performance of companies in the financial services industry - fell 1.25%. During the same period, the Standard & Poor's 500 Index declined 9.51%.

Q. Why did the fund outperform its Goldman Sachs benchmark during the past year?

A. The fund's primary exposure to insurance stocks, which performed better than several other industries - both inside and outside the Goldman Sachs index - was the primary driver of the fund's strong relative return. The fund's holdings in three insurance segments - property and casualty, insurance brokers and reinsurance - made up roughly 60% of the fund's assets on average throughout the period, and the fund experienced double-digit returns in each of these areas. Additionally, our stock selection in these three insurance segments handily outperformed the holdings in the same areas in the Goldman Sachs index.

Q. What factors drove the strong returns of insurance stocks?

A. The main factor was pricing power. Companies were able to raise the premiums they charged their customers. Investors rewarded these stocks because higher prices meant higher revenues, fueling expectations of higher profits. Pricing power was driven in part by the terrorist attacks of September 11. Let me explain. Several commercial property/casualty insurers and reinsurers were forced to pay out large losses after 9/11. Stocks in the entire industry were punished significantly after the attacks, as initial fears about the total number of financial losses from claims was unknown. But as the numbers trickled in, it became clear that the losses could be absorbed, and that none of the publicly traded insurers would go out of business as a result of claims associated with the attacks. Paradoxically, these stocks bounced back higher than their pre-September 11 levels when investors recognized that these companies gained new leverage to charge higher premiums. The ability of property/casualty firms to charge higher premiums also helped them raise additional equity from the capital markets and allowed them to replenish their balance sheets quicker than expected.

Q. Did life insurance stocks help or hurt the fund?

A. Life insurance stocks generated positive returns as a group, but generally lagged other insurance lines. The perception that earnings for life insurers could be hurt by their business relationship with the flagging securities markets - via products such as variable annuities - dampened investor enthusiasm for these stocks. The broader investment community generally believed that the declining equity market performance would erode profit growth for companies specializing in life insurance as well as diversified insurers with asset management operations. The fund's life insurance holdings, which comprised about 23% of the fund's assets on average during the period, marginally outperformed the roughly 4% gain for those included in the index.

Q. What holdings stood out as top performers? Which disappointed?

A. Auto insurer Progressive, the fund's top contributor, reported strong earnings growth after the company began more intently focusing on insuring better drivers in its existing markets. Municipal bond insurers MBIA and AMBAC Financial Group performed well as bond issuance increased, creating new product for these companies to insure, which subsequently boosted earnings. John Hancock Financial Services executed its business strategy well and also beat earnings expectations. On the down side, accounting concerns plagued life insurer Conseco and its earnings were worse than expected. Losses in its homeowner's insurance business caused Allstate to miss its earnings target. Elsewhere, life insurer AFLAC suffered from weaker sales in Japan, its largest market.

Q. What's your outlook?

A. The main issue right now is pricing. More specifically, I'm monitoring pricing to see how long the firms will have the leverage to increase premiums, or at least maintain current pricing levels. I'm trying to identify and own those companies that are likely to let their pricing improvements filter down to higher earnings - a scenario that could lead to better stock performance - while underweighting companies that may be forced to use the higher revenues to further replenish the underwriting capacity on their balance sheets. On another level, I will be monitoring the valuations of the industry's stocks to see where the best opportunities exist, while keeping a close eye on the many unexpected events that occur each year to see which firms could be exposed to financial losses.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 045

Trading symbol: FSPCX

Size: as of February 28, 2002, more than
$143 million

Manager: Ian Gutterman, since 2001; manager, Fidelity Select Transportation Portfolio, 2000-2001; Fidelity Select Environmental Services Portfolio, 1999-2001; joined Fidelity in 1999

Annual Report

Insurance Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 90.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.0%
Curtiss-Wright Corp. Class B	55	$ 3,245
DIVERSIFIED FINANCIALS - 6.4%
AMBAC Financial Group, Inc.	106,450	6,605,223
Leucadia National Corp.	1,100	34,925
Principal Financial Group, Inc.	102,000	2,484,720
TOTAL DIVERSIFIED FINANCIALS		9,124,868
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Anthem, Inc.	30,000	1,743,000
INSURANCE - 82.5%
ACE Ltd.	111,100	4,877,290
AFLAC, Inc.	270,900	6,962,130
Alleghany Corp.	3,300	641,025
Allmerica Financial Corp.	38,773	1,685,850
Allstate Corp.	209,800	7,347,196
American Financial Group, Inc., Ohio	25,000	658,000
American International Group, Inc.	138,500	10,244,843
American National Insurance Co.	600	53,526
American Physicians Capital, Inc. (a)	15,000	266,850
Aon Corp.	35,000	1,212,050
Argonaut Group, Inc.	10,000	200,500
Arthur J. Gallagher & Co.	44,500	1,551,270
Berkshire Hathaway, Inc.:
Class A (a)	72	5,256,000
Class B (a)	678	1,644,150
Brown & Brown, Inc.	16,400	573,508
Cincinnati Financial Corp.	99,900	4,016,979
CNA Financial Corp. (a)	2,200	63,822
Commerce Group, Inc.	2,000	74,380
Conseco, Inc. (a)	1,500	5,625
Erie Indemnity Co. Class A	4,400	172,832
Everest Re Group Ltd.	9,400	684,790
Fidelity National Financial, Inc.	420	11,138
Hartford Financial Services Group, Inc.	94,300	6,318,100
HCC Insurance Holdings, Inc.	67,100	1,890,878
Hilb, Rogal & Hamilton Co.	5,000	177,750
Hub International Ltd.	4,700	49,869
IPC Holdings Ltd.	15,500	482,205
Jefferson-Pilot Corp.	28,950	1,464,002
John Hancock Financial Services, Inc.	110,600	4,248,146
Kingsway Financial Services, Inc. (a)	3,800	39,727
Lincoln National Corp.	21,200	1,085,652
Markel Corp. (a)	2,000	398,000

	Shares	Value (Note 1)
Marsh & McLennan Companies, Inc.	44,600	$ 4,707,530
MBIA, Inc.	110,100	6,435,345
Mercury General Corp.	4,300	185,760
MetLife, Inc.	65,000	2,072,200
MGIC Investment Corp.	22,300	1,496,776
MIIX Group, Inc.	5,900	18,585
Mutual Risk Management Ltd.	100	117
Nationwide Financial Services, Inc. Class A	300	12,144
Odyssey Re Holdings Corp.	300	4,971
Ohio Casualty Corp. (a)	35,000	655,900
Old Republic International Corp.	76,900	2,457,724
PartnerRe Ltd.	18,100	1,024,460
Philadelphia Consolidated Holding Corp. (a)	15,000	616,800
ProAssurance Corp. (a)	10,000	162,500
Progressive Corp.	20,300	3,162,740
Protective Life Corp.	34,100	1,059,146
Prudential Financial, Inc.	162,000	4,952,340
Radian Group, Inc.	45,000	2,100,150
Reinsurance Group of America, Inc.	11,600	344,520
RenaissanceRe Holdings Ltd.	19,800	2,144,934
SAFECO Corp.	29,200	991,340
StanCorp Financial Group, Inc.	38,200	2,057,070
The Chubb Corp.	48,429	3,638,955
The MONY Group, Inc.	500	19,740
The PMI Group, Inc.	4,200	297,570
The St. Paul Companies, Inc.	12,100	591,690
Torchmark Corp.	27,500	1,105,225
Transatlantic Holdings, Inc.	13,350	1,163,720
Trenwick Group Ltd.	8,500	69,700
Triad Guaranty, Inc. (a)	400	16,496
UICI (a)	35,800	502,990
Unitrin, Inc.	100	3,948
UnumProvident Corp.	92,435	2,617,759
Vesta Insurance Group Corp.	300	1,602
W.R. Berkley Corp.	11,900	648,550
Willis Group Holdings Ltd.	35,000	944,650
XL Capital Ltd. Class A	54,300	5,172,618
Zenith National Insurance Corp.	9,500	278,350
TOTAL INSURANCE		118,094,698
TOTAL COMMON STOCKS (Cost $103,964,757)		128,965,811
Convertible Preferred Stocks - 0.2%

INSURANCE - 0.2%
PartnerRe Ltd. $4.00 (Cost $275,000)	5,500	324,280
Money Market Funds - 10.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	13,108,262	$ 13,108,262
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	1,782,000	1,782,000
TOTAL MONEY MARKET FUNDS (Cost $14,890,262)		14,890,262
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $119,130,019)		144,180,353
NET OTHER ASSETS - (0.7)%		(967,829)
NET ASSETS - 100%		$ 143,212,524
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $128,421,829 and $139,471,716, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,745 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $119,526,986. Net unrealized appreciation aggregated $24,653,367, of which $25,535,834 related to appreciated investment securities and $882,467 related to depreciated investment securities.

The fund hereby designates approximately $1,434,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $1,721,520) (cost $119,130,019) - See accompanying schedule		$ 144,180,353
Receivable for fund shares sold		946,147
Dividends receivable		133,170
Interest receivable		15,863
Redemption fees receivable		34
Other receivables		471
Total assets		145,276,038
Liabilities
Payable for investments purchased	$ 11,970
Payable for fund shares redeemed	147,991
Accrued management fee	62,556
Other payables and accrued expenses	58,997
Collateral on securities loaned, at value	1,782,000
Total liabilities		2,063,514
Net Assets		$ 143,212,524
Net Assets consist of:
Paid in capital		$ 114,878,819
Undistributed net investment income		355,426
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,927,945
Net unrealized appreciation (depreciation) on investments		25,050,334
Net Assets, for 2,819,428 shares outstanding		$ 143,212,524
Net Asset Value and redemption price per share ($143,212,524 ÷ 2,819,428 shares)		$ 50.79
Maximum offering price per share (100/97.00 of $50.79)		$ 52.36

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 1,591,890
Interest		293,135
Security lending		5,600
Total income		1,890,625
Expenses
Management fee	$ 753,383
Transfer agent fees	655,040
Accounting and security lending fees	85,697
Non-interested trustees' compensation	447
Custodian fees and expenses	9,089
Registration fees	36,334
Audit	16,318
Legal	1,215
Miscellaneous	15,352
Total expenses before reductions	1,572,875
Expense reductions	(48,867)	1,524,008
Net investment income (loss)		366,617
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,201,407
Foreign currency transactions	(3,470)
Total net realized gain (loss)		4,197,937
Change in net unrealized appreciation (depreciation) on investment securities		2,501,212
Net gain (loss)		6,699,149
Net increase (decrease) in net assets resulting from operations		$ 7,065,766
Other Information Sales charges paid to FDC		$ 397,716
Deferred sales charges withheld by FDC		$ 595
Exchange fees withheld by FSC		$ 7,965

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 366,617	$ 713,568
Net realized gain (loss)	4,197,937	4,679,419
Change in net unrealized appreciation (depreciation)	2,501,212	25,609,310
Net increase (decrease) in net assets resulting from operations	7,065,766	31,002,297
Distributions to shareholders from net investment income	(88,265)	(467,256)
Distributions to shareholders from net realized gain	(883,784)	(2,530,970)
Total distributions	(972,049)	(2,998,226)
Share transactions Net proceeds from sales of shares	133,252,593	348,176,839
Reinvestment of distributions	933,352	2,900,003
Cost of shares redeemed	(139,334,497)	(266,980,366)
Net increase (decrease) in net assets resulting from share transactions	(5,148,552)	84,096,476
Redemption fees	117,971	528,248
Total increase (decrease) in net assets	1,063,136	112,628,795
Net Assets
Beginning of period	142,149,388	29,520,593
End of period (including undistributed net investment income of $355,426 and undistributed net investment income of $249,274, respectively)	$ 143,212,524	$ 142,149,388
Other Information Shares
Sold	2,769,942	8,104,042
Issued in reinvestment of distributions	20,343	59,585
Redeemed	(2,987,654)	(6,214,709)
Net increase (decrease)	(197,369)	1,948,918

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 47.12	$ 27.64	$ 42.14	$ 42.10	$ 32.62
Income from Investment Operations
Net investment income (loss) C	.13	.28	(.05)	(.04)	.01
Net realized and unrealized gain (loss)	3.83	19.76	(7.92)	4.01	12.93
Total from investment operations	3.96	20.04	(7.97)	3.97	12.94
Distributions from net investment income	(.03)	(.12)	-	-	-
Distributions from net realized gain	(.30)	(.65)	(6.60)	(3.98)	(3.54)
Total distributions	(.33)	(.77)	(6.60)	(3.98)	(3.54)
Redemption fees added to paid in capital C	.04	.21	.07	.05	.08
Net asset value, end of period	$ 50.79	$ 47.12	$ 27.64	$ 42.14	$ 42.10
Total Return A, B	8.56%	73.17%	(22.12)%	9.84%	42.81%
Ratios to Average Net Assets D
Expenses before expense reductions	1.20%	1.20%	1.39%	1.33%	1.45%
Expenses net of voluntary waivers, if any	1.20%	1.20%	1.39%	1.33%	1.45%
Expenses net of all reductions	1.17%	1.16%	1.36%	1.31%	1.43%
Net investment income (loss)	.28%	.66%	(.12)%	(.10)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,213	$ 142,149	$ 29,521	$ 82,879	$ 125,151
Portfolio turnover rate	104%	175%	107%	72%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Biotechnology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-25.16%	106.43%	179.56%
Select Biotechnology (load adj.)	-27.41%	100.24%	171.17%
S&P 500	-9.51%	50.03%	228.19%
GS Health Care	-5.72%	103.48%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-25.16%	15.60%	10.83%
Select Biotechnology (load adj.)	-27.41%	14.90%	10.49%
S&P 500	-9.51%	8.54%	12.66%
GS Health Care	-5.72%	15.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $27,117 - a 171.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Amgen, Inc.	13.1
Gilead Sciences, Inc.	10.4
IDEC Pharmaceuticals Corp.	10.3
MedImmune, Inc.	8.9
Millennium Pharmaceuticals, Inc.	6.1
Applera Corp. - Applied Biosystems Group	3.4
Invitrogen Corp.	2.7
Sepracor, Inc.	2.6
Celgene Corp.	2.6
CV Therapeutics, Inc.	2.6
62.7
Top Industries as of February 28, 2002
% of fund's net assets
Biotechnology	86.0%
Pharmaceuticals	4.3%
Health Care Equipment & Supplies	3.5%
Industrial Conglomerates	0.4%
All Others*	5.8%
* Includes short-term investments and net other assets.

Annual Report

Biotechnology Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Brian Younger (left), who managed Fidelity Select Biotechnology Portfolio during the period covered by this report, with additional comments from Andraz Razen (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Brian?

B.Y. For the 12-month period that ended February 28, 2002, the fund declined 25.16%. By comparison, the Goldman Sachs Health Care Index - an index of 114 stocks designed to measure the performance of companies in the health care sector - fell 5.72%. The fund also trailed the Standard & Poor's 500 Index, which dropped 9.51%.

Q. Why did the fund underperform the Goldman Sachs index?

B.Y. Amid an uncertain economy, risk-averse investors generally weren't willing to reward the promising future growth prospects of biotechnology companies, causing them to underperform other health care industries included in the index - such as pharmaceuticals, hospitals and health maintenance organizations - that historically have generated more stable earnings growth.

Q. What other factors influenced performance?

B.Y. A number of events put pressure on biotech stocks. First, there were four major corporate mergers announced late in 2001 that caused concern within the investment community: Amgen acquired Immunex; Millennium Pharmaceuticals acquired COR Therapeutics; MedImmune purchased Aviron; and Cephalon bought Group Lafon. The most significant of these was Amgen's offer to buy Immunex for $16 billion in cash and stock, marking the biggest merger ever between two biotech companies. These deals were important because they signaled that the biotech industry may be becoming mature enough to create and market its own drugs, as opposed to out-licensing them to pharmaceutical companies. Although the mergers should be beneficial in the long term due to the synergies of each transaction, investors were concerned about the premiums that were paid. Elsewhere, investors responded unfavorably to two companies, Human Genome Sciences and Protein Design Labs, that presented questionable clinical-trial data on some high-profile drugs - Repifermin, for wound healing, and Remitogen for non-Hodgkin's lymphoma, respectively. Finally, the Food and Drug Administration (FDA) said it wouldn't consider an application by ImClone Systems for approval of its promising new colorectal cancer drug, Erbitux, and the stock gave back much of its gain from earlier in the period.

Q. Why did the FDA's decision on ImClone's cancer drug application have such an impact on the industry?

B.Y. In my opinion, the market severely overreacted. Biotech stocks have a history of high volatility based on news flow, and the recent ImClone case is a perfect example. Unfortunately, when these stories break, investors tend to react in similar fashion to the entire industry. What I believed was overlooked was that the FDA's decision didn't speak to the clinical effectiveness of Erbitux. Reflecting its potential, pharmaceutical giant Bristol-Myers Squibb invested $2 billion to take part in the future profits of Erbitux earlier in the period, sending ImClone's stock to new highs and contributing significantly to fund performance. Had Erbitux's application been accepted, it was widely believed that the drug would have been approved in mid-2002. But now the drug may not be on the market until 2003. Investors may have been concerned that this delay could erode the drug's market exclusivity, allowing competitors with similar drugs to potentially steal market share.

Q. What holdings were top performers? Which disappointed?

B.Y. Gilead Sciences, the fund's top performer, benefited when initial sales for its recently launched HIV drug treatment, Viread, exceeded expectations. Investors also responded favorably to IDEC Pharmaceuticals because the company had solid product revenues and positive earnings. In terms of disappointments, our large positions in Millennium and Human Genome Sciences held back the fund's return. These companies had products in the earlier stages of clinical trials and had yet to turn a profit. As such, investors generally punished them more than better-established, profitable companies. But there were exceptions. Amgen, a profitable industry veteran, was hurt by skepticism about the price it paid to acquire Immunex.

Q. Andraz, what's your outlook for biotechnology stocks?

A.R. I expect plenty of volatility, but we should be able to identify the companies with the most promising drug discovery potential through basic fundamental and investigative research. Unlike other industries, demand for novel therapeutics is not influenced by the economy, but is an ongoing concern, so biotechnology and drug discovery firms are uniquely positioned in the market. However, if market uncertainty persists, investors may continue to focus on the more mature firms with the strongest fundamentals, such as earnings growth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 042

Trading symbol: FBIOX

Size: as of February 28, 2002, more than
$2.4 billion

Manager: Andraz Razen, since March 2002; analyst, various industries, since 1998; joined Fidelity in 1998

Annual Report

Biotechnology Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 84.7%
Abgenix, Inc. (a)	1,974,100	$ 35,632,505
Affymetrix, Inc. (a)	1,414,700	34,801,620
Alkermes, Inc. (a)	1,537,400	38,388,878
Amgen, Inc. (a)	5,482,500	317,875,349
Amylin Pharmaceuticals, Inc. (a)	984,400	8,751,316
Applera Corp. - Celera Genomics Group (a)	1,579,900	31,913,980
Biogen, Inc. (a)	707,650	37,611,598
Biotransplant, Inc. (a)	754,100	4,366,239
Cambridge Antibody Technology Group PLC (a)	96,563	1,931,900
Celgene Corp. (a)	2,422,420	63,200,938
Cell Therapeutics, Inc. (a)	313,600	6,927,424
Cephalon, Inc. (a)	512,640	29,886,912
Corvas International, Inc. (a)	775,000	4,564,750
CV Therapeutics, Inc. (a)(c)	1,619,090	62,566,495
Decode Genetics, Inc. (a)	1,137,400	6,653,790
Enzon, Inc. (a)	848,500	37,249,150
Exelixis, Inc. (a)	1,395,000	15,763,500
Genentech, Inc. (a)	460,436	21,732,579
Geneprot, Inc. (e)	180,000	1,980,000
Genta, Inc. (a)	295,500	3,808,995
Genzyme Corp. - General Division (a)	913,300	40,532,254
Gilead Sciences, Inc. (a)	3,579,700	252,225,662
Human Genome Sciences, Inc. (a)	2,693,600	55,272,672
ICOS Corp. (a)	544,630	23,364,627
IDEC Pharmaceuticals Corp. (a)	4,011,340	251,992,379
Ilex Oncology, Inc. (a)	472,690	7,057,262
Invitrogen Corp. (a)	1,465,510	66,885,876
Medarex, Inc. (a)	771,000	11,665,230
MedImmune, Inc. (a)	5,232,220	215,724,431
Millennium Pharmaceuticals, Inc. (a)	7,881,762	148,019,490
Myriad Genetics, Inc. (a)	212,200	6,949,550
Neurocrine Biosciences, Inc. (a)	688,200	24,424,218
OSI Pharmaceuticals, Inc. (a)	103,500	3,938,175
Protein Design Labs, Inc. (a)	1,557,280	24,714,034
Regeneron Pharmaceuticals, Inc. (a)	939,000	21,324,690
Sepracor, Inc. (a)	1,484,400	63,858,888
Serologicals Corp. (a)	414,910	6,252,694
Serono SA sponsored ADR	635,000	11,906,250
Techne Corp. (a)	506,500	14,962,010
Transkaryotic Therapies, Inc. (a)	74,700	2,855,034
Tularik, Inc. (a)	87,800	1,580,400
Vertex Pharmaceuticals, Inc. (a)	1,438,260	31,368,451
Zymogenetics, Inc.	984,600	9,658,926
TOTAL BIOTECHNOLOGY		2,062,141,121

	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
Applera Corp. - Applied Biosystems Group	3,635,262	$ 82,156,921
Epix Medical, Inc. (a)	197,100	2,546,532
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		84,703,453
INDUSTRIAL CONGLOMERATES - 0.4%
Tyco International Ltd.	295,400	8,596,140
PHARMACEUTICALS - 4.3%
Antigenics, Inc. (a)	98,600	1,285,744
Guilford Pharmaceuticals, Inc. (a)	425,000	3,612,500
ImClone Systems, Inc. (a)	1,595,128	35,746,818
InterMune, Inc. (a)	602,900	21,891,299
Isis Pharmaceuticals Co. (a)	247,200	3,626,424
Ligand Pharmaceuticals, Inc. Class B (a)	494,600	7,102,456
Medicines Co. (a)	98,500	1,077,590
NPS Pharmaceuticals, Inc. (a)	371,340	11,084,499
Scios, Inc. (a)	732,600	14,644,674
Telik, Inc. (a)	28,400	288,260
Versicor, Inc. (a)	252,800	4,575,680
TOTAL PHARMACEUTICALS		104,935,944
TOTAL COMMON STOCKS (Cost $2,305,807,832)		2,260,376,658
Convertible Preferred Stocks - 0.2%

BIOTECHNOLOGY - 0.2%
Xenon Genetics, Inc. Series E (e) (Cost $6,724,138)	981,626	6,056,632
Convertible Bonds - 1.1%
Moody's Ratings (unaudited)		Principal Amount
BIOTECHNOLOGY - 1.1%
Cell Therapeutics, Inc. 5.75% 6/15/08 (d)	-	$ 7,500,000	6,768,750
Regeneron Pharmaceuticals, Inc. 5.5% 10/17/08 (d)	-	10,000,000	10,037,500
Sepracor, Inc. 5.75% 11/15/06 (d)	CCC+	9,880,000	8,879,650
TOTAL CONVERTIBLE BONDS (Cost $26,995,885)			25,685,900
Money Market Funds - 9.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	142,600,206	$ 142,600,206
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	96,577,160	96,577,160
TOTAL MONEY MARKET FUNDS (Cost $239,177,366)		239,177,366
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $2,578,705,221)		2,531,296,556
NET OTHER ASSETS - (4.0)%		(97,461,646)
NET ASSETS - 100%		$ 2,433,834,910
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,685,900 or 1.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 990,000
Xenon Genetics, Inc. Series E	3/23/01	$ 6,724,138
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,681,151,118 and $2,831,152,099, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57,364 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,036,632 or 0.3% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
CV Therapeutics, Inc.	$ 9,047,647	$ 5,447,587	$ -	$ 62,566,495
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $2,612,141,585. Net unrealized depreciation aggregated $80,845,029, of which $560,364,617 related to appreciated investment securities and $641,209,646 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $479,165,000 of which $34,965,000 and $444,200,000 will expire on February 28, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $35,757,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $93,577,936) (cost $2,578,705,221) - See accompanying schedule		$ 2,531,296,556
Receivable for investments sold		208,727
Receivable for fund shares sold		3,786,378
Dividends receivable		154,499
Interest receivable		670,922
Redemption fees receivable		2,544
Other receivables		50,571
Total assets		2,536,170,197
Liabilities
Payable for fund shares redeemed	$ 3,432,674
Accrued management fee	1,193,809
Other payables and accrued expenses	1,131,644
Collateral on securities loaned, at value	96,577,160
Total liabilities		102,335,287
Net Assets		$ 2,433,834,910
Net Assets consist of:
Paid in capital		$ 3,023,568,440
Undistributed net investment income		23,435
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(542,348,300)
Net unrealized appreciation (depreciation) on investments		(47,408,665)
Net Assets, for 45,512,827 shares outstanding		$ 2,433,834,910
Net Asset Value and redemption price per share ($2,433,834,910 ÷ 45,512,827 shares)		$ 53.48
Maximum offering price per share (100/97.00 of $53.48)		$ 55.13

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 3,951,506
Interest		7,761,423
Security lending		575,022
Total income		12,287,951
Expenses
Management fee	$ 17,083,245
Transfer agent fees	13,657,526
Accounting and security lending fees	1,310,839
Non-interested trustees' compensation	7,020
Custodian fees and expenses	76,648
Registration fees	87,691
Audit	114,571
Legal	29,102
Miscellaneous	372,997
Total expenses before reductions	32,739,639
Expense reductions	(551,198)	32,188,441
Net investment income (loss)		(19,900,490)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(1,000,022) on sales of investments in affiliated issuers)	(465,068,256)
Foreign currency transactions	(103,525)
Total net realized gain (loss)		(465,171,781)
Change in net unrealized appreciation (depreciation) on investment securities		(405,851,358)
Net gain (loss)		(871,023,139)
Net increase (decrease) in net assets resulting from operations		$ (890,923,629)
Other Information Sales charges paid to FDC		$ 3,696,318
Deferred sales charges withheld by FDC		$ 17,254
Exchange fees withheld by FSC		$ 78,353

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (19,900,490)	$ (15,539,101)
Net realized gain (loss)	(465,171,781)	(59,083,785)
Change in net unrealized appreciation (depreciation)	(405,851,358)	(1,760,488,864)
Net increase (decrease) in net assets resulting from operations	(890,923,629)	(1,835,111,750)
Distributions to shareholders from net realized gain	-	(77,023,585)
Distributions to shareholders in excess of net realized gain	-	(18,457,066)
Total distributions	-	(95,480,651)
Share transactions Net proceeds from sales of shares	881,421,651	3,263,108,575
Reinvestment of distributions	-	92,251,012
Cost of shares redeemed	(1,074,712,708)	(3,206,754,753)
Net increase (decrease) in net assets resulting from share transactions	(193,291,057)	148,604,834
Redemption fees	1,219,663	6,467,669
Total increase (decrease) in net assets	(1,082,995,023)	(1,775,519,898)
Net Assets
Beginning of period	3,516,829,933	5,292,349,831
End of period (including undistributed net investment income of $23,435 and $0, respectively)	$ 2,433,834,910	$ 3,516,829,933
Other Information Shares
Sold	13,912,004	36,780,636
Issued in reinvestment of distributions	-	1,166,111
Redeemed	(17,611,447)	(38,073,081)
Net increase (decrease)	(3,699,443)	(126,334)
Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 71.46	$ 107.27	$ 41.35	$ 34.52	$ 34.24
Income from Investment Operations
Net investment income (loss) C	(.42)	(.32)	(.30)	(.26)	(.27)
Net realized and unrealized gain (loss)	(17.59)	(33.51)	68.93	9.15	5.20
Total from investment operations	(18.01)	(33.83)	68.63	8.89	4.93
Distributions from net realized gain	-	(1.70)	(2.82)	(2.09)	(4.71)
Distributions in excess of net realized gain	-	(.41)	-	-	-
Total distributions	-	(2.11)	(2.82)	(2.09)	(4.71)
Redemption fees added to paid in capital C	.03	.13	.11	.03	.06
Net asset value, end of period	$ 53.48	$ 71.46	$ 107.27	$ 41.35	$ 34.52
Total Return A, B	(25.16)%	(31.61)%	173.22%	27.13%	16.11%
Ratios to Average Net Assets D
Expenses before expense reductions	1.11%	1.01%	1.16%	1.34%	1.49%
Expenses net of voluntary waivers, if any	1.11%	1.01%	1.16%	1.34%	1.49%
Expenses net of all reductions	1.09%	1.00%	1.15%	1.30%	1.47%
Net investment income (loss)	(.67)%	(.37)%	(.51)%	(.75)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,433,835	$ 3,516,830	$ 5,292,350	$ 741,530	$ 579,542
Portfolio turnover rate	96%	74%	72%	86%	162%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-9.15%	85.69%	272.91%
Select Health Care (load adj.)	-11.88%	80.12%	261.72%
S&P 500	-9.51%	50.03%	228.19%
GS Health Care	-5.72%	103.48%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-9.15%	13.18%	14.07%
Select Health Care (load adj.)	-11.88%	12.49%	13.72%
S&P 500	-9.51%	8.54%	12.66%
GS Health Care	-5.72%	15.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $36,172 - a 261.72% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Johnson & Johnson	9.0
Pfizer, Inc.	7.8
Abbott Laboratories	6.6
American Home Products Corp.	6.5
Bristol-Myers Squibb Co.	5.2
Amgen, Inc.	4.9
Medtronic, Inc.	4.4
Eli Lilly & Co.	4.1
Schering-Plough Corp.	3.9
Baxter International, Inc.	3.8
56.2
Top Industries as of February 28, 2002
% of fund's net assets
Pharmaceuticals	51.8%
Health Care Equipment & Supplies	18.9%
Health Care Providers & Services	13.3%
Biotechnology	13.1%
All Others *	2.9%
* Includes short-term investments and net other assets.

Annual Report

Health Care Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Yolanda Strock (left), who managed Fidelity Select Health Care Portfolio during the period covered by this report, with additional comments from Steve Calhoun (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Yolanda?

Y.S. For the 12-month period that ended February 28, 2002, the fund declined 9.15%. By comparison, the Goldman Sachs Health Care Index - an index of 114 stocks designed to measure the performance of companies in the health care sector - fell 5.72%. However, the fund outperformed the broader market, as represented by the Standard & Poor's 500 Index, which dropped 9.51%.

Q. Why did health care stocks hold up slightly better than the broader market?

Y.S. The earnings growth of health care companies historically has held up relatively well during economic downturns compared to other sectors. People are typically less inclined to cut back on medical needs during difficult times, so revenues and corporate profits tend to remain steady. That said, I had expected health care stocks - particularly pharmaceutical stocks - to perform much better than they did, given the rapid decline of the economy and using historical patterns as a guidepost.

Q. Why did health care stocks perform worse than you expected?

Y.S. Despite continued aggressive interest rate cutting by the Federal Reserve Board, economic sentiment shifted intermittently throughout the past six months. As a result, health care stocks suffered from a series of ups and downs that created short-term sector volatility. Additionally, pharmaceutical stocks - which comprised more than half of the portfolio on average during the period - grappled with a number of issues, such as high-profile drug patent expirations and some unexpected Food and Drug Administration (FDA) decisions that compromised the growth outlooks of several companies. For example, Schering-Plough tumbled after the FDA determined that the company's production facilities didn't meet certain cleanliness standards.

Q. Why did the fund underperfom the Goldman Sachs index?

Y.S. Our holdings among health care distributors didn't match the relatively strong performance of those included in the index. For example, the fund had a large position in Cardinal Health, which generated strong earnings growth but declined slightly as investors took profits in the stock after a sharp rise in 2001. At the same time, underweighting McKesson, a rival to Cardinal Health that appreciated in value, added to our performance shortfall. Priority Healthcare, another drug distributor, also hurt the fund's relative return. Priority, which obtains roughly 25% of its pharmacy sales from a hepatitis-C drug produced by Schering-Plough, saw its stock price fall after the FDA shut down some of Schering's production capacity. Elsewhere, I had very little exposure to managed health care companies. I felt corporate cost cutting would initially focus on benefits packages, leaving health maintenance organizations (HMOs) with little ability to pass along increasing medical costs to employers. However, HMO stocks in the index - such as UnitedHealth Group - actually performed quite well.

Q. What holdings were top performers? Which disappointed?

Y.S. Johnson & Johnson, the fund's largest holding at the end of the period, was also our top performer, delivering an 18% rise in fourth-quarter profits on strong sales in its prescription drug and medical device businesses. Biopharmaceutical firm Gilead Sciences also performed well on promising results for its hepatitis drug, Adefovir Dipivoxil, as well as high expectations for two other drugs in its pipeline. On the down side, Bristol-Myers Squibb, which earlier in the period bought a $2 billion stake in the future profits of ImClone's Erbitux, was hurt by negative sentiment when the drug stumbled in its FDA approval process. Cardiac medical device maker Medtronic suffered from its perception as a defensive stock after optimistic economic data began trickling in during early 2002, suggesting a better environment for growth stocks.

Q. Turning to you, Steve, what's your outlook for the health care sector?

S.C. I'm cautiously optimistic. There are a number of exciting new product cycles in the health care sector, such as implant devices for cardio-rhythm management and drug-coated cardiac stents to alleviate arterial blockages. Given the aging demographics of the baby boomer generation, higher demand for medical technologies could allow some companies to deliver surprising earnings growth in 2002. In selecting stocks for the fund, I will be trying to identify the reasonably valued companies with these new product pipelines.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 14, 1981

Fund number: 063

Trading symbol: FSPHX

Size: as of February 28, 2002, more than
$2.3 billion

Manager: Steve Calhoun, since March 2002; manager, Fidelity Select Medical Equipment and Systems Portfolio, since January 2002; Fidelity Select Retailing Portfolio, 1999-2002; joined Fidelity in 1994

Annual Report

Health Care Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 13.1%
Amgen, Inc. (a)	1,997,500	$ 115,815,050
Enzon, Inc. (a)	141,200	6,198,680
Geneprot, Inc. (c)	111,000	1,221,000
Gilead Sciences, Inc. (a)	632,800	44,587,088
IDEC Pharmaceuticals Corp. (a)	1,102,520	69,260,306
Invitrogen Corp. (a)	224,800	10,259,872
MedImmune, Inc. (a)	1,110,470	45,784,678
Millennium Pharmaceuticals, Inc. (a)	445,500	8,366,490
Neurocrine Biosciences, Inc. (a)	245,000	8,695,050
TOTAL BIOTECHNOLOGY		310,188,214
HEALTH CARE EQUIPMENT & SUPPLIES - 18.9%
Baxter International, Inc.	1,638,600	90,909,528
Becton, Dickinson & Co.	519,900	19,075,131
Biomet, Inc.	1,183,800	36,176,928
Boston Scientific Corp. (a)	1,113,900	24,906,804
C.R. Bard, Inc.	337,900	18,381,760
Guidant Corp. (a)	587,720	24,390,380
Medtronic, Inc.	2,344,504	104,424,208
Smith & Nephew PLC	4,544,053	27,443,973
St. Jude Medical, Inc. (a)	459,500	35,978,850
Stryker Corp.	389,200	23,935,800
Varian Medical Systems, Inc. (a)	261,500	10,559,370
Zimmer Holdings, Inc. (a)	854,650	30,562,284
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		446,745,016
HEALTH CARE PROVIDERS & SERVICES - 13.3%
Anthem, Inc.	313,700	18,225,970
Cardinal Health, Inc.	756,457	49,994,243
First Health Group Corp. (a)	1,137,600	26,142,048
HCA, Inc.	751,600	30,612,668
Health Management Associates, Inc. Class A (a)	650,400	11,479,560
HealthSouth Corp. (a)	550,510	6,556,574
McKesson Corp.	1,545,830	54,490,508
Priority Healthcare Corp. Class B (a)	1,449,200	35,867,700
Tenet Healthcare Corp. (a)	574,300	33,165,825
Triad Hospitals, Inc. (a)	196,200	6,003,720
UnitedHealth Group, Inc.	588,300	42,645,867
TOTAL HEALTH CARE PROVIDERS & SERVICES		315,184,683
PHARMACEUTICALS - 51.8%
Abbott Laboratories	2,751,000	155,569,050
American Home Products Corp.	2,421,670	153,897,129
Barr Laboratories, Inc. (a)	434,200	29,634,150
Bristol-Myers Squibb Co.	2,635,800	123,882,600
Eli Lilly & Co.	1,271,100	96,260,403
Forest Laboratories, Inc. (a)	909,700	72,339,344
ImClone Systems, Inc. (a)	612,288	13,721,374

	Shares	Value (Note 1)
Johnson & Johnson	3,492,264	$ 212,678,878
Merck & Co., Inc.	1,231,600	75,534,028
Mylan Laboratories, Inc.	39,000	1,184,820
Pfizer, Inc.	4,527,790	185,458,278
Pharmacia Corp.	327,300	13,435,665
Schering-Plough Corp.	2,706,100	93,333,389
TOTAL PHARMACEUTICALS		1,226,929,108
TOTAL COMMON STOCKS (Cost $1,839,443,354)		2,299,047,021
Money Market Funds - 4.9%

Fidelity Cash Central Fund, 1.83% (b)	104,402,545	104,402,545
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	11,913,300	11,913,300
TOTAL MONEY MARKET FUNDS (Cost $116,315,845)		116,315,845
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,955,759,199)		2,415,362,866
NET OTHER ASSETS - (2.0)%		(47,951,013)
NET ASSETS - 100%		$ 2,367,411,853
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 610,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,282,472,863 and $3,334,214,656, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $156,426 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,221,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $22,817,250. The weighted average interest rate was 1.93%. At period end there were no interfund loans outstanding.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $1,964,322,750. Net unrealized appreciation aggregated $451,040,116, of which $531,774,111 related to appreciated investment securities and $80,733,995 related to depreciated investment securities.

The fund hereby designates approximately $5,033,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $12,713,193) (cost $1,955,759,199) - See accompanying schedule		$ 2,415,362,866
Receivable for investments sold		85,987,586
Receivable for fund shares sold		981,665
Dividends receivable		2,481,733
Interest receivable		174,790
Redemption fees receivable		281
Other receivables		16,153
Total assets		2,505,005,074
Liabilities
Payable for investments purchased	$ 120,204,373
Payable for fund shares redeemed	3,600,449
Accrued management fee	1,145,415
Other payables and accrued expenses	729,684
Collateral on securities loaned, at value	11,913,300
Total liabilities		137,593,221
Net Assets		$ 2,367,411,853
Net Assets consist of:
Paid in capital		$ 1,872,629,246
Undistributed net investment income		943,665
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,249,261
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		459,589,681
Net Assets, for 19,497,176 shares outstanding		$ 2,367,411,853
Net Asset Value and redemption price per share ($2,367,411,853 ÷ 19,497,176 shares)		$ 121.42
Maximum offering price per share (100/97.00 of $121.42)		$ 125.18

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 22,546,620
Interest		4,985,459
Security lending		72,461
Total income		27,604,540
Expenses
Management fee	$ 14,673,369
Transfer agent fees	8,722,327
Accounting and security lending fees	1,148,736
Non-interested trustees' compensation	3,130
Custodian fees and expenses	67,344
Registration fees	61,423
Audit	114,094
Legal	24,313
Interest	4,895
Miscellaneous	226,979
Total expenses before reductions	25,046,610
Expense reductions	(801,518)	24,245,092
Net investment income (loss)		3,359,448
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	51,295,172
Foreign currency transactions	(19,722)
Total net realized gain (loss)		51,275,450
Change in net unrealized appreciation (depreciation) on:
Investment securities	(306,093,669)
Assets and liabilities in foreign currencies	(1,971)
Total change in net unrealized appreciation (depreciation)		(306,095,640)
Net gain (loss)		(254,820,190)
Net increase (decrease) in net assets resulting from operations		$ (251,460,742)
Other Information Sales charges paid to FDC		$ 2,202,779
Deferred sales charges withheld by FDC		$ 46,419
Exchange fees withheld by FSC		$ 32,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,359,448	$ 5,645,565
Net realized gain (loss)	51,275,450	300,090,227
Change in net unrealized appreciation (depreciation)	(306,095,640)	44,211,200
Net increase (decrease) in net assets resulting from operations	(251,460,742)	349,946,992
Distributions to shareholders from net investment income	(2,598,838)	(4,359,013)
Distributions to shareholders from net realized gain	(3,845,686)	(341,882,064)
Total distributions	(6,444,524)	(346,241,077)
Share transactions Net proceeds from sales of shares	486,526,951	932,891,175
Reinvestment of distributions	6,102,207	329,033,639
Cost of shares redeemed	(623,117,885)	(876,377,478)
Net increase (decrease) in net assets resulting from share transactions	(130,488,727)	385,547,336
Redemption fees	349,100	1,140,457
Total increase (decrease) in net assets	(388,044,893)	390,393,708
Net Assets
Beginning of period	2,755,456,746	2,365,063,038
End of period (including undistributed net investment income of $943,665 and undistributed net investment income of $2,846,502, respectively)	$ 2,367,411,853	$ 2,755,456,746
Other Information Shares
Sold	3,865,734	6,388,996
Issued in reinvestment of distributions	50,187	2,316,688
Redeemed	(4,981,522)	(6,225,298)
Net increase (decrease)	(1,065,601)	2,480,386

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 134.00	$ 130.79	$ 137.60	$ 113.84	$ 102.45
Income from Investment Operations
Net investment income (loss) C	.17	.30	.15	.17	.33
Net realized and unrealized gain (loss)	(12.45)	21.72	.90	29.85	31.94
Total from investment operations	(12.28)	22.02	1.05	30.02	32.27
Distributions from net investment income	(.13)	(.24)	(.08)	(.19)	(.25)
Distributions from net realized gain	(.19)	(18.63)	(7.85)	(6.17)	(20.73)
Total distributions	(.32)	(18.87)	(7.93)	(6.36)	(20.98)
Redemption fees added to paid in capital C	.02	.06	.07	.10	.10
Net asset value, end of period	$ 121.42	$ 134.00	$ 130.79	$ 137.60	$ 113.84
Total Return A, B	(9.15)%	16.40%	1.15%	27.20%	36.47%
Ratios to Average Net Assets D
Expenses before expense reductions	.99%	.98%	1.07%	1.07%	1.20%
Expenses net of voluntary waivers, if any	.99%	.98%	1.07%	1.07%	1.20%
Expenses net of all reductions	.96%	.97%	1.05%	1.05%	1.18%
Net investment income (loss)	.13%	.21%	.12%	.14%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,367,412	$ 2,755,457	$ 2,365,063	$ 3,145,825	$ 2,224,019
Portfolio turnover rate	135%	78%	70%	66%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	2.91%	19.44%	114.12%
Select Medical Delivery (load adj.)	-0.17%	15.86%	107.70%
S&P 500	-9.51%	50.03%	228.19%
GS Health Care	-5.72%	103.48%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	2.91%	3.62%	7.91%
Select Medical Delivery (load adj.)	-0.17%	2.99%	7.58%
S&P 500	-9.51%	8.54%	12.66%
GS Health Care	-5.72%	15.27%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $20,770 - a 107.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Tenet Healthcare Corp.	6.5
UnitedHealth Group, Inc.	5.8
HCA, Inc.	5.3
McKesson Corp.	4.6
Cardinal Health, Inc.	4.4
CIGNA Corp.	3.6
Wellpoint Health Networks, Inc.	3.5
HealthSouth Corp.	3.5
Trigon Healthcare, Inc.	3.5
Anthem, Inc.	3.2
43.9
Top Industries as of February 28, 2002
% of fund's net assets
Health Care Providers & Services	83.1%
Pharmaceuticals	1.6%
Commercial Services & Supplies	1.2%
Software	1.2%
Health Care Equipment & Supplies	0.6%
All Others*	12.3%
* Includes short-term investments and net other assets.

Annual Report

Medical Delivery Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Sanjeev Makan (left), who managed Fidelity Select Medical Delivery Portfolio during the period covered by this report, with additional comments from Jonathan Zang (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Sanjeev?

S.M. Relatively well. For the 12 months ending February 28, 2002, the fund returned 2.91%. By comparison, the Goldman Sachs Health Care Index - an index of 114 stocks designed to measure the performance of companies in the health care sector - fell 5.72%. The Standard & Poor's 500 Index dropped 9.51% during the same period.

Q. How did you beat the fund's benchmarks during the period?

S.M. The fund invests in a much narrower range of stocks than the Goldman Sachs index. Most of the fund's holdings are defensive in nature, so the economic slowdown meant good news for many health care stocks. In particular, my focus on hospitals and managed care companies helped its relative performance. These companies enjoyed increased Medicare reimbursements and pricing power, and achieved better earnings growth than the rest of the health care sector. By contrast, the Goldman Sachs index included pharmaceutical and biotechnology issues, which were more volatile during the period and did not perform as well. The S&P 500 index, which invests in an even broader range of stocks, including large-cap technology stocks, had much greater exposure to the economic slowdown, hurting its performance to an even larger degree.

Q. What was your strategy in this volatile environment?

S.M. I bought stocks of companies I believed would benefit from a better pricing environment resulting from increased Medicare reimbursements approved by Congress and from private payers, while focusing on hospitals, leading managed care providers and pharmacy benefits management companies. Hospitals were helped by the ongoing strength in admission growth, as they took market share and benefited from the increasing demands of an aging population. They also benefited from better leverage in pricing negotiations with managed care companies, which allowed them to charge higher premiums from their customers. For-profit hospitals tended to be better managed and have greater access to capital, improving their ability to update and upgrade their facilities and making them more attractive to prospective patients than their non-profit competitors. For-profit hospital stocks turned out to be some of the fastest earnings growers in the market.

Q. What stocks helped the fund's performance?

S.M. Tenet Healthcare, a large hospital management company and the fund's largest holding at the end of the period, enjoyed strong pricing and admission growth and its stock performed well. McKesson operates a wholesale pharmaceutical distributor and an information technology (IT) company for health care providers. The company effectively executed its overall strategy, and its IT business benefited from improved financial conditions in the health care industry, spurring hospitals and doctors to increase IT spending. Managed care companies UnitedHealth Group, WellPoint, Anthem and Rightchoice all did well as they gained market share. UnitedHealth's Uniprise division, which administers health care benefits programs for large corporations, helped the company take market share through better marketing and execution. WellPoint, Anthem and Rightchoice enjoyed strong branding relationships with Blue Cross/Blue Shield. I sold Rightchoice to lock in profits.

Q. What stocks hurt the fund's performance?

S.M. Although insurer CIGNA was a relatively cheap stock, it did not execute its business strategy well. Earlier in the year, it was hurt by higher-than-expected costs due to greater-than-expected medical cost inflation. Specifically, medical claims increased faster than anticipated, and its own costs went up, causing CIGNA's stock to perform poorly. HealthSouth, a rehabilitation and outpatient surgery provider, was unable to generate good cash flow commensurate with its earnings, and investors looked elsewhere. Manor Care, a leading nursing home company, was hurt along with the rest of its industry when Congress failed to extend higher caps on Medicare reimbursements.

Q. Turning to you, Jonathan, what's your outlook for the coming months?

J.Z. I'm optimistic. Valuations currently are reasonable, and I think health care will become a larger share of the U.S. economy and earnings growth should remain strong in 2002. Of course, we have to be aware of and prepared for potential setbacks, including regulatory risk or lower Medicare reimbursements. However, conditions appear to be positive for medical delivery stocks over the next several months.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 505

Trading symbol: FSHCX

Size: as of February 28, 2002, more than
$139 million

Manager: Jonathan Zang, since March 2002; manager, Fidelity Select Chemicals Portfolio, 1999-2002; Fidelity Select Utilities Growth Portfolio, 1998-1999; analyst, electric and gas utilities and independent power producers, 1997-1999; joined Fidelity in 1997

Annual Report

Medical Delivery Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Cross Country, Inc.	41,800	$ 1,124,420
IMS Health, Inc.	600	12,000
MedQuist, Inc. (a)	2,730	79,279
NDCHealth Corp.	13,000	442,520
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,658,219
HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Cholestech Corp. (a)	300	3,432
Radiologix, Inc. (a)	67,300	763,855
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		767,287
HEALTH CARE PROVIDERS & SERVICES - 83.1%
Accredo Health, Inc. (a)	13,300	686,945
AdvancePCS Class A (a)	82,200	2,623,824
Aetna, Inc.	124,200	4,354,452
AmeriPath, Inc. (a)	14,900	403,492
AmerisourceBergen Corp.	21,189	1,434,495
AmSurg Corp. (a)	17,700	440,730
Anthem, Inc.	77,600	4,508,560
Apria Healthcare Group, Inc. (a)	46,500	1,003,935
Beverly Enterprises, Inc. (a)	50,000	293,000
Cardinal Health, Inc.	92,072	6,085,038
Caremark Rx, Inc. (a)	206,640	3,605,868
CIGNA Corp.	55,200	4,951,440
Community Health Systems, Inc. (a)	74,400	1,659,120
Corvel Corp. (a)	2,000	57,700
Covance, Inc. (a)	35,300	626,575
Coventry Health Care, Inc. (a)	34,000	784,040
DaVita, Inc. (a)	23,600	527,460
Express Scripts, Inc. (a)	38,900	2,013,853
First Health Group Corp. (a)	137,000	3,148,260
HCA, Inc.	182,223	7,421,943
Health Management Associates, Inc. Class A (a)	157,717	2,783,705
Health Net, Inc. (a)	14,300	346,632
HealthSouth Corp. (a)	408,200	4,861,662
Henry Schein, Inc. (a)	17,700	761,277
Hooper Holmes, Inc.	7,600	68,324
Humana, Inc. (a)	37,400	489,940
IMPATH, Inc. (a)	1,500	52,095
Laboratory Corp. of America Holdings (a)	39,400	3,210,312
LifePoint Hospitals, Inc. (a)	28,000	919,520
Lincare Holdings, Inc. (a)	62,500	1,572,500
Magellan Health Services, Inc. (a)	39,100	207,230

	Shares	Value (Note 1)
Manor Care, Inc. (a)	113,300	$ 2,124,375
McKesson Corp.	181,500	6,397,875
Mid Atlantic Medical Services, Inc. (a)	49,500	1,317,195
Odyssey Healthcare, Inc.	200	5,950
Omnicare, Inc.	85,200	1,801,980
Orthodontic Centers of America, Inc. (a)	21,000	523,740
Oxford Health Plans, Inc. (a)	32,000	1,163,200
PacifiCare Health Systems, Inc. (a)	15,800	233,050
PAREXEL International Corp. (a)	1,000	15,240
Patterson Dental Co. (a)	50,800	2,060,956
Pharmaceutical Product Development, Inc. (a)	17,600	548,416
Priority Healthcare Corp. Class B (a)	26,200	648,450
Province Healthcare Co. (a)	33,550	943,762
Quest Diagnostics, Inc. (a)	5,500	390,005
Quintiles Transnational Corp. (a)	52,100	865,381
RehabCare Group, Inc. (a)	13,200	293,964
Renal Care Group, Inc. (a)	42,050	1,290,935
Service Corp. International (SCI) (a)	26,900	129,927
Specialty Laboratories, Inc. (a)	2,900	67,135
Sunrise Assisted Living, Inc. (a)	15,100	352,283
Syncor International Corp. (a)	22,400	588,000
Tenet Healthcare Corp. (a)	156,600	9,043,651
Triad Hospitals, Inc. (a)	94,854	2,902,532
Trigon Healthcare, Inc. (a)	67,400	4,832,580
U.S. Oncology, Inc. (a)	68,500	554,850
Unilab Corp.	15,200	321,480
UnitedHealth Group, Inc.	110,900	8,039,141
Universal Health Services, Inc. Class B (a)	38,200	1,470,318
Wellpoint Health Networks, Inc. (a)	40,500	4,925,610
TOTAL HEALTH CARE PROVIDERS & SERVICES		115,755,908
INSURANCE - 0.0%
MIIX Group, Inc.	21,100	66,465
INTERNET SOFTWARE & SERVICES - 0.4%
WebMD Corp. (a)	76,220	598,327
PHARMACEUTICALS - 1.6%
Emisphere Technologies, Inc. (a)	28,700	445,998
Forest Laboratories, Inc. (a)	13,500	1,073,520
Sanofi-Synthelabo SA	10,300	679,319
TOTAL PHARMACEUTICALS		2,198,837
SOFTWARE - 1.2%
Cerner Corp. (a)	29,200	1,268,448
Eclipsys Corp. (a)	24,800	367,040
TOTAL SOFTWARE		1,635,488
TOTAL COMMON STOCKS (Cost $84,508,593)		122,680,531
Money Market Funds - 14.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	18,267,146	$ 18,267,146
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	1,523,000	1,523,000
TOTAL MONEY MARKET FUNDS (Cost $19,790,146)		19,790,146
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $104,298,739)		142,470,677
NET OTHER ASSETS - (2.3)%		(3,218,811)
NET ASSETS - 100%		$ 139,251,866
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $153,088,188 and $187,950,183, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,692 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,945,250. The weighted average interest rate was 3.34%. Interest expense includes $1,091 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,135,000. The weighted average interest rate was 2.19%. Interest expense includes $520 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $105,096,601. Net unrealized appreciation aggregated $37,374,076, of which $40,318,444 related to appreciated investment securities and $2,944,368 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $42,314,000 of which $10,988,000, $27,680,000, $3,617,000 and $29,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009 and February 28, 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $1,452,850) (cost $104,298,739) - See accompanying schedule		$ 142,470,677
Cash		6
Receivable for fund shares sold		439,079
Dividends receivable		16,993
Interest receivable		23,499
Redemption fees receivable		1,479
Other receivables		715
Total assets		142,952,448
Liabilities
Payable for fund shares redeemed	$ 2,032,405
Accrued management fee	69,305
Other payables and accrued expenses	75,872
Collateral on securities loaned, at value	1,523,000
Total liabilities		3,700,582
Net Assets		$ 139,251,866
Net Assets consist of:
Paid in capital		$ 144,191,350
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,111,422)
Net unrealized appreciation (depreciation) on investments		38,171,938
Net Assets, for 5,257,395 shares outstanding		$ 139,251,866
Net Asset Value and redemption price per share ($139,251,866 ÷ 5,257,395 shares)		$ 26.49
Maximum offering price per share (100/97.00 of $26.49)		$ 27.31

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 226,358
Interest		433,847
Security lending		10,257
Total income		670,462
Expenses
Management fee	$ 912,954
Transfer agent fees	806,701
Accounting and security lending fees	103,621
Non-interested trustees' compensation	514
Custodian fees and expenses	14,016
Registration fees	37,420
Audit	18,768
Legal	1,704
Interest	1,611
Miscellaneous	20,470
Total expenses before reductions	1,917,779
Expense reductions	(40,480)	1,877,299
Net investment income (loss)		(1,206,837)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,386,174
Foreign currency transactions	(594)
Total net realized gain (loss)		1,385,580
Change in net unrealized appreciation (depreciation) on investment securities		(6,067,415)
Net gain (loss)		(4,681,835)
Net increase (decrease) in net assets resulting from operations		$ (5,888,672)
Other Information Sales charges paid to FDC		$ 324,358
Deferred sales charges withheld by FDC		$ 1,834
Exchange fees withheld by FSC		$ 15,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,206,837)	$ (578,579)
Net realized gain (loss)	1,385,580	(1,290,980)
Change in net unrealized appreciation (depreciation)	(6,067,415)	45,908,383
Net increase (decrease) in net assets resulting from operations	(5,888,672)	44,038,824
Share transactions Net proceeds from sales of shares	246,759,537	397,315,245
Cost of shares redeemed	(275,848,607)	(313,051,484)
Net increase (decrease) in net assets resulting from share transactions	(29,089,070)	84,263,761
Redemption fees	230,186	590,934
Total increase (decrease) in net assets	(34,747,556)	128,893,519
Net Assets
Beginning of period	173,999,422	45,105,903
End of period	$ 139,251,866	$ 173,999,422
Other Information Shares
Sold	9,355,145	17,422,380
Redeemed	(10,858,391)	(13,602,853)
Net increase (decrease)	(1,503,246)	3,819,527

Financial Highlights

Years ended February 28,	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 25.74	$ 15.34	$ 19.08	$ 28.32	$ 28.29
Income from Investment Operations
Net investment income (loss) C	(.20)	(.10)	(.18)	(.06) D	(.24)
Net realized and unrealized gain (loss)	.91 F	10.39	(3.61)	(7.88)	5.45
Total from investment operations	.71	10.29	(3.79)	(7.94)	5.21
Distributions from net realized gain	-	-	-	(1.21)	(5.23)
Distributions in excess of net realized gain	-	-	-	(.13)	-
Total distributions	-	-	-	(1.34)	(5.23)
Redemption fees added to paid in capital C	.04	.11	.05	.04	.05
Net asset value, end of period	$ 26.49	$ 25.74	$ 15.34	$ 19.08	$ 28.32
Total Return A, B	2.91%	67.80%	(19.60)%	(29.47)%	21.97%
Ratios to Average Net Assets E
Expenses before expense reductions	1.22%	1.25%	1.73%	1.40%	1.57%
Expenses net of voluntary waivers, if any	1.22%	1.25%	1.73%	1.40%	1.57%
Expenses net of all reductions	1.19%	1.22%	1.67%	1.37%	1.53%
Net investment income (loss)	(.77)%	(.46)%	(1.02)%	(.25)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,252	$ 173,999	$ 45,106	$ 76,842	$ 155,542
Portfolio turnover rate	106%	113%	154%	67%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.12 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Equipment and Systems Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Medical Equipment and Systems	1.37%	97.94%
Select Medical Equipment and Systems (load adj.)	-1.67%	92.00%
S&P 500	-9.51%	7.24%
GS Health Care	-5.72%	41.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Medical Equipment and Systems	1.37%	19.45%
Select Medical Equipment and Systems (load adj.)	-1.67%	18.51%
S&P 500	-9.51%	1.84%
GS Health Care	-5.72%	9.45%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $19,200 - a 92.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,724 - a 7.24% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Johnson & Johnson	7.8
St. Jude Medical, Inc.	6.5
Stryker Corp.	6.1
Baxter International, Inc.	5.9
Abbott Laboratories	5.8
Boston Scientific Corp.	5.8
Biomet, Inc.	5.8
Medtronic, Inc.	5.4
Becton, Dickinson & Co.	4.8
Varian Medical Systems, Inc.	4.4
58.3
Top Industries as of February 28, 2002
% of fund's net assets
Health Care Equipment & Supplies	71.7%
Pharmaceuticals	17.9%
Health Care Providers & Services	1.9%
Electrical Equipment	1.5%
All Others*	7.0%
* Includes short-term investments and net other assets.

Annual Report

Medical Equipment and Systems Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Steve Calhoun became Portfolio Manager of Fidelity Select Medical Equipment and Systems Portfolio on January 8, 2002.

Q. How did the fund perform, Steve?

A. The fund enjoyed good relative performance. For the 12 months that ended February 28, 2002, the fund gained 1.37%. For the same 12-month period, the Goldman Sachs Health Care Index - an index of 114 stocks designed to measure the performance of companies in the health care sector - lost 5.72%, while the Standard & Poor's 500 Index fell 9.51%.

Q. What market factors affected the fund's performance during the past 12 months?

A. Medical equipment makers saw their stocks enjoy a very impressive rise in 2000 and for part of 2001. The past 12 months saw these stocks digest the gains as the market waited for their earnings to catch up with their valuations. Even during a period of industry consolidation, medical equipment stocks benefited from the perception that their earnings were not as economically sensitive as other industries and were perceived as defensive plays during times of market volatility.

Q. Why did the fund outperform the Goldman Sachs and S&P 500 indexes?

A. Relative to the Goldman Sachs index, the fund was heavily overweighted in medical equipment stocks, many of which enjoyed gains during the year. Also, the Goldman Sachs Health Care Index holds a greater proportion of biotechnology and pharmaceutical stocks, which struggled during the period. Relative to the Standard and Poor's 500 Index, the fund was insulated from the volatile technology and telecommunications sectors that negatively affected the broader market's return.

Q. What investment strategy did you pursue during the period?

A. Although the economy was sluggish for most of the period, demand for medical equipment remained firm. People need medical devices regardless of economic conditions. My focus was on stock selection within three major areas of the medical equipment sector. The first area was cardiac rhythm management. Companies in this industry focus on providing the medical community with devices that regulate the beating of the heart. The second area was orthopedic devices, especially companies that provide artificial knees and hips for surgery. The last area involved drug-coated stents. These stents, which are still in development, will not only help open clogged arteries, but also are coated with drugs to help keep them open following surgery.

Q. What stocks benefited performance?

A. Health conglomerate Johnson & Johnson and St. Jude Medical were positive contributors to performance. Both companies experienced impressive earnings growth and investors believed them to have promising futures. Johnson & Johnson has some exciting products in the pipeline, including drug-coated stents. These next generation stents have great potential for significant benefits to both the patient and the manufacturer. Johnson & Johnson is well-positioned not only to develop these medical devices, but also to leverage its worldwide marketing strength to sell them. St. Jude Medical benefited from an expanding market for pacemakers and defibrillators. Another top contributor, Stryker, enjoyed a favorable position in the expanding orthopedic market.

Q. What stocks were disappointing?

A. Medical technology companies Guidant and Medtronic struggled during the period. Guidant's stock suffered as a result of new product delays, and Medtronic's stock languished from a perception that the stock was fully valued. The valuation levels of some of the medical equipment makers were a concern throughout the period as their stocks were re-examined from the same valuation perspective as the rest of the market.

Q. What's your outlook, Steve?

A. I'm optimistic. The demographics of an aging population are very favorable to the industry. In addition, the federal government recently has been increasing its reimbursements to hospitals for medical devices. Going forward, security selection remains crucial, and I'll have to determine the companies whose financial position, earnings growth and market share remain favorable, as well as the companies that are best able to take advantage of emerging trends in the marketplace.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: April 28, 1998

Fund number: 354

Trading symbol: FSMEX

Size: as of February 28, 2002, more than
$146 million

Manager: Steve Calhoun, since January 2002; manager, Fidelity Select Health Care Portfolio, since March 2002; Fidelity Select Retailing Portfolio, 1999-2002; director of associate research, 1997-1999; equity research associate, 1994-1997; joined Fidelity in 1994

Annual Report

Medical Equipment and Systems Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - 1.5%
Wilson Greatbatch Technologies, Inc. (a)	84,600	$ 2,186,064
HEALTH CARE EQUIPMENT & SUPPLIES - 71.7%
Apogent Technologies, Inc. (a)	79,360	1,905,434
Bausch & Lomb, Inc.	52,400	1,990,152
Baxter International, Inc.	157,120	8,717,018
Becton, Dickinson & Co.	192,960	7,079,702
Biomet, Inc.	276,547	8,451,276
Boston Scientific Corp. (a)	378,700	8,467,732
C.R. Bard, Inc.	57,300	3,117,120
Cooper Companies, Inc.	18,100	855,949
Cytyc Corp. (a)	132,500	3,108,450
DENTSPLY International, Inc.	146,100	4,846,137
Edwards Lifesciences Corp. (a)	54,500	1,554,885
Guidant Corp. (a)	143,020	5,935,330
Hillenbrand Industries, Inc.	65,600	3,935,344
Interpore International, Inc. (a)	152,000	1,672,000
Invacare Corp.	42,100	1,412,034
Medtronic, Inc.	179,216	7,982,281
Memry Corp. (a)	9,800	15,680
Ocular Sciences, Inc. (a)	53,900	1,417,570
Respironics, Inc. (a)	51,100	1,502,340
St. Jude Medical, Inc. (a)	122,200	9,568,260
Steris Corp. (a)	163,800	3,361,176
Stryker Corp.	146,480	9,008,520
Therasense, Inc.	64,700	1,292,706
Varian Medical Systems, Inc. (a)	158,300	6,392,154
Zimmer Holdings, Inc. (a)	42,500	1,519,800
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		105,109,050
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Quest Diagnostics, Inc. (a)	40,300	2,857,673
PHARMACEUTICALS - 17.9%
Abbott Laboratories	151,820	8,585,421
Allergan, Inc.	96,300	6,244,092
Johnson & Johnson	188,700	11,491,830
TOTAL PHARMACEUTICALS		26,321,343
TOTAL COMMON STOCKS (Cost $127,783,256)		136,474,130
Money Market Funds - 12.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	10,191,164	$ 10,191,164
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	8,522,400	8,522,400
TOTAL MONEY MARKET FUNDS (Cost $18,713,564)		18,713,564
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $146,496,820)		155,187,694
NET OTHER ASSETS - (5.8)%		(8,522,948)
NET ASSETS - 100%		$ 146,664,746
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $112,921,590 and $102,707,708, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,538 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $147,287,652. Net unrealized appreciation aggregated $7,900,042, of which $13,862,769 related to appreciated investment securities and $5,962,727 related to depreciated investment securities.

The fund hereby designates approximately $2,293,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 10% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $8,175,984) (cost $146,496,820) - See accompanying schedule		$ 155,187,694
Receivable for fund shares sold		476,917
Dividends receivable		44,119
Interest receivable		15,159
Redemption fees receivable		96
Other receivables		1,248
Total assets		155,725,233
Liabilities
Payable for investments purchased	$ 15,094
Payable for fund shares redeemed	391,184
Accrued management fee	70,266
Other payables and accrued expenses	61,543
Collateral on securities loaned, at value	8,522,400
Total liabilities		9,060,487
Net Assets		$ 146,664,746
Net Assets consist of:
Paid in capital		$ 137,017,372
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		956,500
Net unrealized appreciation (depreciation) on investments		8,690,874
Net Assets, for 9,156,370 shares outstanding		$ 146,664,746
Net Asset Value and redemption price per share ($146,664,746 ÷ 9,156,370 shares)		$ 16.02
Maximum offering price per share (100/97.00 of $16.02)		$ 16.52

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 643,080
Interest		283,705
Security lending		10,453
Total income		937,238
Expenses
Management fee	$ 724,669
Transfer agent fees	688,159
Accounting and security lending fees	82,428
Non-interested trustees' compensation	421
Custodian fees and expenses	8,507
Registration fees	39,410
Audit	13,226
Legal	1,061
Miscellaneous	13,086
Total expenses before reductions	1,570,967
Expense reductions	(26,835)	1,544,132
Net investment income (loss)		(606,894)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,617,624
Foreign currency transactions	277
Total net realized gain (loss)		1,617,901
Change in net unrealized appreciation (depreciation) on investment securities		(2,040,113)
Net gain (loss)		(422,212)
Net increase (decrease) in net assets resulting from operations		$ (1,029,106)
Other Information Sales charges paid to FDC		$ 463,234
Deferred sales charges withheld by FDC		$ 174
Exchange fees withheld by FSC		$ 6,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (606,894)	$ (120,731)
Net realized gain (loss)	1,617,901	9,941,944
Change in net unrealized appreciation (depreciation)	(2,040,113)	7,209,520
Net increase (decrease) in net assets resulting from operations	(1,029,106)	17,030,733
Distributions to shareholders from net realized gain	(2,416,826)	(11,233,966)
Share transactions Net proceeds from sales of shares	133,228,694	180,377,352
Reinvestment of distributions	2,343,533	10,789,874
Cost of shares redeemed	(119,234,571)	(115,511,904)
Net increase (decrease) in net assets resulting from share transactions	16,337,656	75,655,322
Redemption fees	111,604	179,034
Total increase (decrease) in net assets	13,003,328	81,631,123
Net Assets
Beginning of period	133,661,418	52,030,295
End of period	$ 146,664,746	$ 133,661,418
Other Information Shares
Sold	8,553,885	11,390,731
Issued in reinvestment of distributions	168,478	729,628
Redeemed	(7,823,450)	(7,399,625)
Net increase (decrease)	898,913	4,720,734

Financial Highlights

Years ended February 28,	2002	2001	2000 H	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.19	$ 14.71	$ 12.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.02)	(.08)	(.11)
Net realized and unrealized gain (loss)	.23 I	3.78	3.09	2.18
Total from investment operations	.16	3.76	3.01	2.07
Distributions from net realized gain	(.34)	(2.31)	(.42)	-
Redemption fees added to paid in capital E	.01	.03	.02	.03
Net asset value, end of period	$ 16.02	$ 16.19	$ 14.71	$ 12.10
Total Return B, C, D	1.37%	28.41%	25.68%	21.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.26%	1.24%	1.66%	2.39% A
Expenses net of voluntary waivers, if any	1.26%	1.24%	1.66%	2.39% A
Expenses net of all reductions	1.23%	1.23%	1.65%	2.38% A
Net investment income (loss)	(.49)%	(.12)%	(.61)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,665	$ 133,661	$ 52,030	$ 28,594
Portfolio turnover rate	87%	64%	101%	85% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of sales charges. E Calculated based on average shares outstanding during the period. F For the period April 28, 1998 (commencement of operations) to February 28, 1999. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29. I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Pharmaceuticals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Period ended February 28, 2002	Life of fund
Select Pharmaceuticals	-7.70%
Select Pharmaceuticals (load adj.)	-10.47%
S&P 500	-7.50%
GS Health Care	-3.86%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on June 18, 2001. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002 the value of the investment would have been $8,953 - a 10.47% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,250 - a 7.50% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Pfizer, Inc.	9.2
GlaxoSmithKline PLC sponsored ADR	8.4
Bristol-Myers Squibb Co.	8.1
Novartis AG sponsored ADR	7.6
American Home Products Corp.	6.1
Merck & Co., Inc.	6.1
AstraZeneca PLC sponsored ADR	5.4
Aventis SA sponsored ADR	5.1
Sanofi-Synthelabo SA	4.7
Eli Lilly & Co.	3.3
64.0
Top Industries as of February 28, 2002
% of fund's net assets
Pharmaceuticals	87.6%
Health Care Providers & Services	4.8%
Health Care Equipment & Supplies	0.5%
Biotechnology	0.1%
All Others*	7.0%
* Includes short-term investments and net other assets.

Annual Report

Pharmaceuticals Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Yolanda Strock (left), who managed Fidelity Select Pharmaceuticals Portfolio during the period covered by this report, with additional comments from Gavin Baker (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Yolanda?

Y.S. From its inception on June 18, 2001, through February 28, 2002, the fund declined 7.70%. By comparison, the Goldman Sachs Health Care Index - an index of 114 stocks designed to measure the performance of companies in the health care sector - fell 3.86%. The fund slightly underperformed the Standard & Poor's 500 Index, which fell 7.50% during the same period. Going forward, we'll look at the fund's performance at six- and 12-month intervals.

Q. Why did the fund underperform the Goldman Sachs index?

Y.S. The fund was overexposed to pharmaceutical stocks, which generated negative returns as a group, and had less or no exposure to other strong-performing industries that are included in the index, such as health care facilities, health maintenance organizations and health care equipment.

Q. What was the market environment like for pharmaceutical stocks?

Y.S. There were several factors working against the group. First, the political environment was poor. At the federal level, there was ongoing discussion of a Medicare prescription drug benefit, which would reduce drug costs for certain elderly and poor patients, but cut revenues for drug companies. While talk of this legislation abated after the federal government's large surplus dried up, it still affected the industry's performance. In addition, state officials were effective at developing measures to extract discounts on prescription drugs by pooling their buying power. Elsewhere, the advent of key patent expirations was a major factor hurting the performance of pharmaceutical stocks. Not only did companies lose exclusivity to blockbuster products, but in many cases they replaced those strong-selling products with new, lower margin drugs.

Q. What were some of the companies that lost patent protection for key drugs?

Y.S. Many industry leaders scrambled to replace lost revenues from drugs whose market share was eroded by generic-drug producers. For example, Switzerland-based AstraZeneca lost its primary patent on the ulcer drug Prilosec, once the world's top-selling prescription medicine. Despite this development, shares of AstraZeneca actually performed relatively well because of positive clinical results for Crestor, a cholesterol drug in its pipeline. U.S.-based Eli Lilly lost its monopoly on its Prozac antidepressant, and experienced eroding prescription sales and a decline in earnings that may last through 2002. Lilly's stock was roughly flat during the period. Looking ahead in 2002, patents will expire on Schering-Plough's Claritin antihistamine, and generic competition could emerge for Bristol-Myers Squibb's diabetes drug, Glucophage.

Q. What holdings were top performers? Which disappointed?

Y.S. American Home Products, the fund's best performer, benefited from the lack of any near-term threat of generic drug competition for any of its top-selling drugs. Strong sales of both cholesterol-lowering drug Lipitor and anti-impotence drug Viagra helped Pfizer, another solid performer, and the fund's largest holding at the end of the period, maintain its strong earnings growth rate. Among the disappointments were Ireland-based Elan, which plummeted after disappointing clinical trial results for the company's co-sponsored treatment of Alzheimer's disease. Elan also faced a U.S. Securities and Exchange Commission probe into its accounting practices. Patent protection concerns weighed on shares of U.K.-based GlaxoSmithKline.

Q. Turning to you, Gavin, what's your outlook for pharmaceutical stocks?

G.B. Pharmaceutical stocks had a difficult 2001, as earnings growth was pressured by a lack of new blockbuster drugs and the loss of patent protection by a significant number of strong-selling drugs. As a result, drugs stocks have become unusually cheap relative to the overall market. A sizable number of new drug launches expected later this year and in 2003, combined with accelerating earnings-per-share growth in 2003, could help pharmaceutical stocks outperform the broader market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 18, 2001

Fund number: 580

Trading symbol: FPHAX

Size: as of February 28, 2002, more than
$60 million

Manager: Gavin Baker, since March 2002; research analyst, cement and building materials, semiconductors and pharmaceuticals, since 1999; joined Fidelity in 1999

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.1%
QLT, Inc. (a)	2,690	$ 48,018
HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Smith & Nephew PLC sponsored ADR	5,500	334,125
HEALTH CARE PROVIDERS & SERVICES - 4.8%
Andrx Group (a)	4,300	143,835
Cardinal Health, Inc.	26,490	1,750,724
McKesson Corp.	28,630	1,009,208
TOTAL HEALTH CARE PROVIDERS & SERVICES		2,903,767
PHARMACEUTICALS - 87.6%
Allergan, Inc.	13,050	846,162
Altana AG	18,070	915,579
American Home Products Corp.	58,520	3,718,946
AstraZeneca PLC sponsored ADR	64,230	3,274,445
Aventis SA sponsored ADR	41,940	3,109,851
Biovail Corp. (a)	9,510	453,123
Bristol-Myers Squibb Co.	105,140	4,941,580
CIMA Labs, Inc. (a)	930	21,362
CSL Ltd.	5,670	125,476
Daiichi Pharmaceutical Co. Ltd.	39,000	735,409
Elan Corp. PLC sponsored ADR (a)	14,550	205,155
Eli Lilly & Co.	26,760	2,026,535
Forest Laboratories, Inc. (a)	19,260	1,531,555
Fujisawa Pharmaceutical Co. Ltd.	12,000	252,320
GlaxoSmithKline PLC sponsored ADR	104,000	5,090,800
H. Lundbeck AS	6,880	207,522
IVAX Corp. (a)	13,390	227,630
Johnson & Johnson	3	183
King Pharmaceuticals, Inc. (a)	9,413	292,368
Merck & Co., Inc.	60,620	3,717,825
Merck Kgaa	1,820	53,771
Mylan Laboratories, Inc.	17,710	538,030
Novartis AG sponsored ADR	121,140	4,598,474
Novo-Nordisk AS Series B	7,350	286,576
Perrigo Co. (a)	21,770	243,606
Pfizer, Inc.	135,640	5,555,813
Pharmacia Corp.	48,300	1,982,715
Roche Holding AG (participation certificate)	440	31,043
Sankyo Co. Ltd.	48,000	702,185
Sanofi-Synthelabo SA	43,350	2,859,076
Schering AG	3,370	202,262
Schering-Plough Corp.	42,690	1,472,378
Takeda Chemical Industries Ltd.	44,000	1,787,788
Tanabe Seiyaku Co. Ltd.	44,000	365,130

	Shares	Value (Note 1)
Teva Pharmaceutical Industries Ltd. sponsored ADR	9,510	$ 542,355
Watson Pharmaceuticals, Inc. (a)	9,500	278,160
TOTAL PHARMACEUTICALS		53,193,188
TOTAL COMMON STOCKS (Cost $59,825,183)		56,479,098
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 1.83% (b)	4,088,585	4,088,585
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	1,320,000	1,320,000
TOTAL MONEY MARKET FUNDS (Cost $5,408,585)		5,408,585
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $65,233,768)		61,887,683
NET OTHER ASSETS - (1.9)%		(1,181,224)
NET ASSETS - 100%		$ 60,706,459
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $68,201,753 and $7,899,861, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $865 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	56.9%
United Kingdom	14.3
France	9.8
Switzerland	7.7
Japan	6.3
Germany	1.9
Others (individually less than 1%)	3.1
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $65,386,216. Net unrealized depreciation aggregated $3,498,533, of which $1,260,036 related to appreciated investment securities and $4,758,569 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $93,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investments in securities, at value (including securities loaned of $1,305,040) (cost $65,233,768) - See accompanying schedule		$ 61,887,683
Receivable for fund shares sold		320,582
Dividends receivable		108,812
Interest receivable		5,178
Redemption fees receivable		343
Other receivables		382
Prepaid expenses		10,251
Total assets		62,333,231
Liabilities
Payable for fund shares redeemed	$ 224,235
Accrued management fee	28,586
Other payables and accrued expenses	53,951
Collateral on securities loaned, at value	1,320,000
Total liabilities		1,626,772
Net Assets		$ 60,706,459
Net Assets consist of:
Paid in capital		$ 64,529,253
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(476,709)
Net unrealized appreciation (depreciation) on investments		(3,346,085)
Net Assets, for 6,575,270 shares outstanding		$ 60,706,459
Net Asset Value and redemption price per share ($60,706,459 ÷ 6,575,270 shares)		$ 9.23
Maximum offering price per share (100/97.00 of $9.23)		$ 9.52

Statement of Operations

	June 18, 2001 (commencement of operations) to February 28, 2002
Investment Income
Dividends		$ 351,889
Interest		53,893
Security lending		581
Total income		406,363
Expenses
Management fee	$ 187,110
Transfer agent fees	244,063
Accounting and security lending fees	42,384
Non-interested trustees' compensation	93
Custodian fees and expenses	27,251
Registration fees	25,159
Audit	9,564
Legal	1,469
Miscellaneous	340
Total expenses before reductions	537,433
Expense reductions	(3,020)	534,413
Net investment income (loss)		(128,050)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(476,709)
Foreign currency transactions	(343)
Total net realized gain (loss)		(477,052)
Change in net unrealized appreciation (depreciation) on investment securities		(3,346,085)
Net gain (loss)		(3,823,137)
Net increase (decrease) in net assets resulting from operations		$ (3,951,187)
Other Information Sales charges paid to FDC		$ 726,195
Deferred sales charges withheld by FDC		$ 29
Exchange fees withheld by FSC		$ 1,778

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

June 18, 2001 (commencement of operations) to February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (128,050)
Net realized gain (loss)	(477,052)
Change in net unrealized appreciation (depreciation)	(3,346,085)
Net increase (decrease) in net assets resulting from operations	(3,951,187)
Share transactions Net proceeds from sales of shares	94,019,301
Cost of shares redeemed	(29,400,341)
Net increase (decrease) in net assets resulting from share transactions	64,618,960
Redemption fees	38,686
Total increase (decrease) in net assets	60,706,459
Net Assets
Beginning of period	-
End of period)	$ 60,706,459
Other Information Shares
Sold	9,672,035
Redeemed	(3,096,765)
Net increase (decrease)	6,575,270

Financial Highlights

Year ended February 28,	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.03)
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.78)
Redemption fees added to paid in capitalE	.01
Net asset value, end of period	$ 9.23
Total ReturnB, C, D	(7.70)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.69% A
Expenses net of voluntary waivers, if any	1.69% A
Expenses net of all reductions	1.68% A
Net investment income (loss)	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,706
Portfolio turnover rate	26% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of sales charges. E Calculated based on average shares outstanding during the period. F For the period June 18, 2001 (commencement of operations) to February 28, 2002. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Energy Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Energy	-8.57%	60.28%	191.57%
Select Energy (load adj.)	-11.31%	55.47%	182.82%
S&P 500	-9.51%	50.03%	228.19%
GS Natural Resources	-10.88%	27.87%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 107 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Energy	-8.57%	9.89%	11.29%
Select Energy (load adj.)	-11.31%	9.23%	10.96%
S&P 500	-9.51%	8.54%	12.66%
GS Natural Resources	-10.88%	5.04%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

** Not available

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $28,282 - an 182.82% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Exxon Mobil Corp.	10.1
ChevronTexaco Corp.	8.9
Phillips Petroleum Co.	7.7
Conoco, Inc.	6.0
Schlumberger Ltd. (NY Shares)	5.8
Royal Dutch Petroleum Co. (NY Shares)	5.6
BP PLC sponsored ADR	5.5
Weatherford International, Inc.	3.4
Baker Hughes, Inc.	2.6
Suncor Energy, Inc.	2.2
57.8
Top Industries as of February 28, 2002
% of fund's net assets
Oil & Gas	64.7%
Energy Equipment & Services	24.1%
Gas Utilities	3.0%
Metals & Mining	0.2%
All Others*	8.0%
* Includes short-term investments and net other assets.

Annual Report

Energy Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Scott Offen (left), who managed Fidelity Select Energy Portfolio during the period covered by this report, with additional comments from John Porter (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Scott?

S.O. For the 12 months that ended February 28, 2002, the fund returned -8.57%. In comparison, the Goldman Sachs Natural Resources Index - an index of 107 stocks designed to measure the performance of companies in the natural resources sector - declined 10.88%, while the Standard & Poor's 500 Index fell 9.51%.

Q. What factors weighed on energy stocks during the year?

S.O. A sharp downturn in commodity prices, tied to the slowing economy, knocked the wind out of energy stocks. Industry earnings dried up as slackening global demand and growing supply pressure caused oil inventories to rise and prices to decline by more than 26% during the period - nearing two-year lows - before rebounding in early 2002 to finish down just under 10%. OPEC - the Organization of Petroleum Exporting Countries - cut production three times in an effort to stem the decline. However, uncertainty surrounding the January cut, coupled with skepticism about the enforcement of supporting production cuts from nonmember countries such as Russia, further restrained oil prices. Sagging demand due to economic and weather factors teamed with mounting supply from some big finds in Canada to sack natural gas prices, which finished the period down nearly 80% from their peak in 2001, even after a recent snap-back. While energy stocks benefited late in the period from renewed enthusiasm about a potential economic recovery, a continued weak pricing environment for oil and the industry's more defensive nature caused them to trail the gains of more cyclically sensitive areas of the sector.

Q. What fueled the fund's success relative to the Goldman Sachs benchmark?

S.O. Our positioning in energy drove our success relative to the index. We benefited the most from limiting our exposure to lagging utilities, namely energy trader Dynegy, which was hurt along with most other related companies in the index as a result of the Enron debacle. Having ample exposure to the major integrated oil companies also proved wise. While these firms suffered from lower oil prices and the market rotation away from more-defensive, less-cyclical businesses, such stocks as Phillips Petroleum and ChevronTexaco benefited from the cost savings expected from industry consolidation. Refining stocks such as Tosco - which was acquired by Phillips Petroleum in September - also worked, as these firms were helped by strong demand and reduced supply, due in part to more stringent environmental regulations aimed at cleaner emissions. Additionally, several energy services and equipment providers, particularly oil and gas drillers, further aided performance. These groups bounced back from a major sell-off during the summer on expectations that a pick-up in the economy would lead to increased spending on energy production. Weatherford was a notable contributor here. I remained bullish on services firms that were leveraged to oil, based on the long-term need for the U.S. to build new oil supplies - outside of OPEC - due to underinvestment in recent years.

Q. What moves hampered performance?

S.O. We had one major disappointment, oil services giant Halliburton, which suffered from unfavorable asbestos litigation against it. Other than that, it was all about what we didn't own. We lost ground to the Goldman Sachs index by having no exposure to stocks within non-energy industries - including paper and forest products and non-ferrous metals - which, due to their cyclical nature, responded well to the prospects for economic recovery. Underweighting solid performing aluminum giant Alcoa and not owning International Paper did most of the damage. Finally, we shed some relative gains by remaining underexposed to natural gas exploration and production stocks, which staged a strong post-September rally. While I was surprised at their strong performance, I felt it unlikely to continue given still-weak demand and high levels of inventory that could take time to deplete. Several stocks I've mentioned were no longer held by the fund at the close of the period.

Q. Turning to you, John, what's your outlook?

J.P. The extended forecast looks favorable for energy stocks, due to a positive long-term trend in the supply/demand balance for oil and natural gas. While demand for oil has improved of late with the economy on the mend and OPEC following through with additional production cuts, increasing supply from nonmember countries could make it difficult to sustain above-average pricing levels in the near term. I'm also skeptical about natural gas prices for the same reasons Scott mentioned earlier.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 14, 1981

Fund number: 060

Trading symbol: FSENX

Size: as of February 28, 2002, more than
$224 million

Manager: John Porter, since March 2002; manager, Fidelity Select Natural Resources Portfolio and Fidelity Advisor Natural Resources Fund, since March 2002; several Fidelity Select Portfolios, 1996-2002; joined Fidelity in 1995

Annual Report

Energy Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 24.1%
Baker Hughes, Inc.	165,950	$ 5,859,695
Cal Dive International, Inc. (a)	24,800	568,466
Cooper Cameron Corp. (a)	47,800	2,146,220
Diamond Offshore Drilling, Inc.	87,000	2,520,390
Dril-Quip, Inc. (a)	11,800	276,592
Global Industries Ltd. (a)	57,700	513,530
GlobalSantaFe Corp.	163,419	4,518,535
Hydril Co. (a)	22,500	473,175
Key Energy Services, Inc. (a)	38,500	353,430
National-Oilwell, Inc. (a)	66,300	1,386,333
Newpark Resources, Inc. (a)	69,500	461,480
Noble Drilling Corp. (a)	85,000	2,994,550
Oceaneering International, Inc. (a)	18,600	506,850
Precision Drilling Corp. (a)	54,600	1,601,673
Schlumberger Ltd. (NY Shares)	221,780	12,909,814
Smith International, Inc. (a)	67,200	4,344,480
Superior Energy Services, Inc. (a)	1,100	10,230
Tidewater, Inc.	17,800	693,844
Transocean Sedco Forex, Inc.	114,468	3,206,249
Varco International, Inc. (a)	37,400	598,400
W-H Energy Services, Inc. (a)	29,300	658,371
Weatherford International, Inc. (a)	162,725	7,501,623
TOTAL ENERGY EQUIPMENT & SERVICES		54,103,930
GAS UTILITIES - 3.0%
El Paso Corp.	126,200	4,931,896
Kinder Morgan, Inc.	42,100	1,726,100
TOTAL GAS UTILITIES		6,657,996
METALS & MINING - 0.2%
Alcoa, Inc.	2	75
Massey Energy Corp.	34,200	483,588
TOTAL METALS & MINING		483,663
OIL & GAS - 64.7%
Alberta Energy Co. Ltd.	78,500	3,324,320
BP PLC sponsored ADR	250,200	12,397,410
Burlington Resources, Inc.	33,600	1,262,688
Cabot Oil & Gas Corp. Class A	100	2,010
Chesapeake Energy Corp. (a)	61,400	384,978
ChevronTexaco Corp.	237,716	20,072,739
CNOOC Ltd. sponsored ADR	84,100	1,795,535
Conoco, Inc.	490,211	13,559,236
Exxon Mobil Corp.	547,510	22,612,161
Kerr-McGee Corp.	28,500	1,575,765
Magnum Hunter Resources, Inc. (a)	1	8
Marathon Oil Corp.	102,300	2,813,250
Murphy Oil Corp.	33,000	2,843,940
Newfield Exploration Co. (a)	15,800	573,382
Occidental Petroleum Corp.	174,500	4,683,580

	Shares	Value (Note 1)
Ocean Energy, Inc.	53,700	$ 980,025
Petro-Canada	97,000	2,284,240
Phillips Petroleum Co.	293,500	17,348,785
Pioneer Natural Resources Co. (a)	35,600	705,592
Pogo Producing Co.	34,200	923,400
Royal Dutch Petroleum Co. (NY Shares)	245,700	12,621,609
Spinnaker Exploration Co. (a)	30,500	1,251,415
Suncor Energy, Inc.	150,800	5,029,804
Sunoco, Inc.	36,600	1,409,832
Talisman Energy, Inc.	78,700	2,976,670
Tesoro Petroleum Corp. (a)	40,000	468,000
Tom Brown, Inc. (a)	12,900	346,752
TotalFinaElf SA sponsored ADR	43,900	3,228,845
Unocal Corp.	101,700	3,654,081
Valero Energy Corp.	99,500	4,261,585
TOTAL OIL & GAS		145,391,637
TOTAL COMMON STOCKS (Cost $183,015,257)		206,637,226
Money Market Funds - 9.8%

Fidelity Cash Central Fund, 1.83% (b)	16,073,609	16,073,609
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	5,946,000	5,946,000
TOTAL MONEY MARKET FUNDS (Cost $22,019,609)		22,019,609
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $205,034,866)		228,656,835
NET OTHER ASSETS - (1.8)%		(4,086,661)
NET ASSETS - 100%		$ 224,570,174
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $267,610,874 and $280,189,667, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,815 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	72.2%
Canada	6.7
Netherlands Antilles	5.8
Netherlands	5.6
United Kingdom	5.5
Cayman Islands	2.0
France	1.4
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $206,783,370. Net unrealized appreciation aggregated $21,873,465, of which $28,853,626 related to appreciated investment securities and $6,980,161 related to depreciated investment securities.

The fund hereby designates approximately $6,502,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $9,287,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $6,731,000 of losses recognized during the period November 1, 2001 to February 28, 2002.
The fund designates 76% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $5,572,453) (cost $205,034,866) - See accompanying schedule		$ 228,656,835
Receivable for fund shares sold		2,099,259
Dividends receivable		734,670
Interest receivable		21,389
Redemption fees receivable		3
Other receivables		379
Total assets		231,512,535
Liabilities
Payable for investments purchased	$ 450,000
Payable for fund shares redeemed	344,947
Accrued management fee	103,241
Other payables and accrued expenses	98,173
Collateral on securities loaned, at value	5,946,000
Total liabilities		6,942,361
Net Assets		$ 224,570,174
Net Assets consist of:
Paid in capital		$ 216,850,386
Undistributed net investment income		1,864,960
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,767,163)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,621,991
Net Assets, for 9,576,070 shares outstanding		$ 224,570,174
Net Asset Value and redemption price per share ($224,570,174 ÷ 9,576,070 shares)		$ 23.45
Maximum offering price per share (100/97.00 of $23.45)		$ 24.18

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 3,904,471
Interest		678,911
Security lending		37,939
Total income		4,621,321
Expenses
Management fee	$ 1,414,475
Transfer agent fees	1,172,620
Accounting and security lending fees	160,974
Non-interested trustees' compensation	710
Custodian fees and expenses	15,448
Registration fees	32,325
Audit	17,683
Legal	2,194
Miscellaneous	29,371
Total expenses before reductions	2,845,800
Expense reductions	(113,155)	2,732,645
Net investment income (loss)		1,888,676
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(15,800,145)
Foreign currency transactions	(1,685)
Total net realized gain (loss)		(15,801,830)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(12,873,518)
Assets and liabilities in foreign currencies	59
Total change in net unrealized appreciation (depreciation)		(12,873,459)
Net gain (loss)		(28,675,289)
Net increase (decrease) in net assets resulting from operations		$ (26,786,613)
Other Information Sales charges paid to FDC		$ 488,043
Deferred sales charges withheld by FDC		$ 6,293
Exchange fees withheld by FSC		$ 11,453

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,888,676	$ 1,678,625
Net realized gain (loss)	(15,801,830)	30,791,646
Change in net unrealized appreciation (depreciation)	(12,873,459)	15,864,377
Net increase (decrease) in net assets resulting from operations	(26,786,613)	48,334,648
Distributions to shareholders from net investment income	(396,021)	(1,223,840)
Distributions to shareholders from net realized gain	(6,831,334)	(25,888,513)
Total distributions	(7,227,355)	(27,112,353)
Share transactions Net proceeds from sales of shares	140,714,496	251,544,354
Reinvestment of distributions	6,893,548	25,785,813
Cost of shares redeemed	(151,209,838)	(212,626,665)
Net increase (decrease) in net assets resulting from share transactions	(3,601,794)	64,703,502
Redemption fees	173,200	415,132
Total increase (decrease) in net assets	(37,442,562)	86,340,929
Net Assets
Beginning of period	262,012,736	175,671,807
End of period (including undistributed net investment income of $1,864,960 and undistributed net investment income of $766,933, respectively)	$ 224,570,174	$ 262,012,736
Other Information Shares
Sold	5,643,191	9,206,779
Issued in reinvestment of distributions	280,454	1,029,298
Redeemed	(6,269,762)	(7,916,234)
Net increase (decrease)	(346,117)	2,319,843

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.41	$ 23.11	$ 16.23	$ 21.20	$ 21.31
Income from Investment Operations
Net investment income (loss) C	.19	.19	.10	.13	.11
Net realized and unrealized gain (loss)	(2.44)	6.17	7.11	(4.71)	3.93
Total from investment operations	(2.25)	6.36	7.21	(4.58)	4.04
Distributions from net investment income	(.04)	(.14)	(.09)	(.02)	(.09)
Distributions from net realized gain	(.69)	(2.97)	(.29)	(.40)	(4.09)
Total distributions	(.73)	(3.11)	(.38)	(.42)	(4.18)
Redemption fees added to paid in capital C	.02	.05	.05	.03	.03
Net asset value, end of period	$ 23.45	$ 26.41	$ 23.11	$ 16.23	$ 21.20
Total Return A, B	(8.57)%	28.84%	44.89%	(22.00)%	20.40%
Ratios to Average Net Assets D
Expenses before expense reductions	1.16%	1.16%	1.29%	1.46%	1.58%
Expenses net of voluntary waivers, if any	1.16%	1.16%	1.29%	1.46%	1.58%
Expenses net of all reductions	1.12%	1.12%	1.25%	1.42%	1.53%
Net investment income (loss)	.77%	.69%	.45%	.68%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,570	$ 262,013	$ 175,672	$ 120,004	$ 147,023
Portfolio turnover rate	119%	117%	124%	138%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Service Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	-20.15%	72.35%	326.08%
Select Energy Service (load adj.)	-22.55%	67.18%	313.30%
S&P 500	-9.51%	50.03%	228.19%
GS Natural Resources	-10.88%	27.87%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 107 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	-20.15%	11.50%	15.60%
Select Energy Service (load adj.)	-22.55%	10.83%	15.25%
S&P 500	-9.51%	8.54%	12.66%
GS Natural Resources	-10.88%	5.04%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $41,330 - a 313.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Weatherford International, Inc.	8.3
Smith International, Inc.	6.2
GlobalSantaFe Corp.	6.2
BJ Services Co.	5.7
Noble Drilling Corp.	5.6
Nabors Industries, Inc.	5.3
Schlumberger Ltd. (NY Shares)	5.1
ENSCO International, Inc.	4.8
Baker Hughes, Inc.	4.7
Diamond Offshore Drilling, Inc.	4.2
56.1
Top Industries as of February 28, 2002
% of fund's net assets
Energy Equipment & Services	92.0%
Construction & Engineering	0.8%
Marine	0.5%
Electrical Equipment	0.2%
All Others*	6.5%
* Includes short-term investments and net other assets.

Annual Report

Energy Service Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Charles Hebard became Portfolio Manager of Fidelity Select Energy Service Portfolio on February 6, 2002.

Q. How did the fund perform, Charles?

A. For the 12-month period that ended February 28, 2002, the fund declined 20.15%. By comparison, the Goldman Sachs Natural Resources Index - an index of 107 stocks designed to measure the performance of companies in the natural resources sector - fell 10.88%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 9.51% during the same time period.

Q. Why did energy services stocks perform so poorly during the past year?

A. Energy services stocks declined as oil and natural gas prices fell throughout the period, reflecting the economic slowdown, the resulting decline in demand for energy and rising inventories. The price of natural gas plummeted from a high of $5.62 per thousand cubic feet on March 27, 2001 to a low of $1.83 in September, while crude oil declined from a high of $29.98 per barrel to $17.45 per barrel. Nearly all of the fund's holdings are companies that either drill for oil and/or natural gas or that manufacture equipment and supplies for drilling companies. When energy prices fall, drilling activity generally slackens. Accordingly, fewer products and services are required and drilling rig utilization and pricing declines. All of the stocks in the fund's universe were affected by these negative trends.

Q. Why did the fund underperform its benchmarks?

A. Energy services stocks are among the most volatile in the market, and when the broader indexes are down - as they were during the period - these stocks tend to decline to an even greater degree. These stocks also are highly correlated, typically moving in the same direction as a group. The Goldman Sachs index invests in a broader range of stocks than the fund, holding large integrated energy companies, as well as metals and other natural resources stocks, which enjoyed better relative performance during the period. The S&P 500 index, which is even more diversified, held up somewhat better.

Q. Which stocks helped the fund's performance?

A. Very few stocks made a significant positive contribution to performance, because the negative investing environment for energy services stocks affected them all. However, depending on the timing of individual stock purchases, some did contribute positively. GlobalSantaFe, a diversified oil and natural gas drilling company with a significant international revenue component, had modestly positive stock performance. BJ Services, a supplier of equipment and services for natural gas drilling companies, and Grey Wolf, a land driller that owns rigs used to drill primarily for natural gas in the U.S., also contributed to fund performance.

Q. Which holdings hurt the fund's performance?

A. Halliburton, an energy services company that provides goods and services used in exploration and production, was hurt by the lower worldwide demand for oil and gas and by asbestos-related litigation against several of its subsidiaries. Most of the stock was sold from the fund's portfolio. Transocean Sedco, an offshore drilling company, and Noble Drilling, another offshore driller, were hit along with the rest of their industry by plummeting energy prices, which caused drilling rig utilization and rig pricing to fall.

Q. Have you made any changes since taking over the fund?

A. In the short time that I've been managing the fund, I haven't made any major changes. Going forward, my strategy will be to continue to emphasize thorough, in-depth research, a bottom-up stock selection process and a constant search for companies that have the potential to outperform their competitors.

Q. What's your outlook, Charles?

A. Right now, I'm optimistic about the longer-term outlook, but in the near term the fund likely will face continued volatility, driven primarily by the prognosis for global economic recovery and the potential for U.S. military involvement in Iraq, a major oil producer. Energy service stocks generally do very well during periods of economic recovery as increasing demand for energy typically leads to greater drilling activity. The geopolitical situation remains a significant uncertainty, however, as oil prices could increase materially if supply was disrupted due to U.S. military action in the Middle East. Since the fund has a narrow investment mandate, my main focus will be to find companies that I believe have the potential to perform better than their peers.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 043

Trading symbol: FSESX

Size: as of February 28, 2002, more than $526 million

Manager: Charles Hebard, since February 2002; manager, Fidelity Select Leisure Portfolio, since 2001; research analyst, newspaper, printing, gaming, cruise ship and leisure industries, since 1999; joined Fidelity in 1999

Annual Report

Energy Service Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.8%
McDermott International, Inc. (a)	300,500	$ 4,303,160
ELECTRICAL EQUIPMENT - 0.2%
Babcock Borsig AG (a)	147,753	1,110,573
ENERGY EQUIPMENT & SERVICES - 92.0%
Baker Hughes, Inc.	692,936	24,467,570
BJ Services Co. (a)	897,058	29,737,473
Cal Dive International, Inc. (a)	194,100	4,449,160
Cooper Cameron Corp. (a)	477,376	21,434,182
Diamond Offshore Drilling, Inc.	766,100	22,193,917
Dril-Quip, Inc. (a)	161,100	3,776,184
ENSCO International, Inc.	992,900	25,289,163
Enserco Energy Service Co., Inc. (a)	105,122	1,028,125
Ensign Resource Service Group, Inc.	97,820	937,172
Global Industries Ltd. (a)	604,900	5,383,610
GlobalSantaFe Corp.	1,172,610	32,422,667
Grant Prideco, Inc. (a)	422,005	5,279,283
Grey Wolf, Inc. (a)	1,093,400	3,542,616
Halliburton Co.	210,567	3,465,933
Hanover Compressor Co. (a)	73,700	1,293,435
Helmerich & Payne, Inc.	304,800	10,283,952
Hydril Co. (a)	153,600	3,230,208
Input/Output, Inc. (a)	277,500	2,106,225
Key Energy Services, Inc. (a)	300,000	2,754,000
Lone Star Technologies, Inc. (a)	128,400	2,089,068
Nabors Industries, Inc. (a)	781,977	27,736,724
National-Oilwell, Inc. (a)	664,700	13,898,877
Newpark Resources, Inc. (a)	577,300	3,833,272
Noble Drilling Corp. (a)	841,250	29,637,238
Oceaneering International, Inc. (a)	188,900	5,147,525
Offshore Logistics, Inc. (a)	159,400	2,642,852
Parker Drilling Co. (a)	572,200	2,408,962
Patterson-UTI Energy, Inc. (a)	577,200	14,124,084
Pride International, Inc. (a)	714,400	9,201,472
Rowan Companies, Inc. (a)	723,900	13,500,735
RPC, Inc.	16,800	252,000
Saipem Spa	150,000	863,258
Schlumberger Ltd. (NY Shares)	464,745	27,052,806
Smith International, Inc. (a)	507,614	32,817,245
Superior Energy Services, Inc. (a)	551,100	5,125,230
Technip-Coflexip SA sponsored ADR (a)	50,000	1,581,500
Tidewater, Inc.	203,300	7,924,634
Transocean Sedco Forex, Inc.	497,727	13,941,333
Unit Corp. (a)	190,000	2,652,400
Universal Compression Holdings, Inc. (a)	89,300	2,231,607
Varco International, Inc. (a)	755,398	12,086,368
Veritas DGC, Inc. (a)	143,200	1,977,592
W-H Energy Services, Inc. (a)	213,500	4,797,345
Weatherford International, Inc. (a)	946,405	43,629,271
TOTAL ENERGY EQUIPMENT & SERVICES		484,228,273

	Shares	Value (Note 1)
MARINE - 0.5%
Teekay Shipping Corp.	65,000	$ 2,405,000
TOTAL COMMON STOCKS (Cost $378,041,692)		492,047,006
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 1.83% (b)	34,686,920	34,686,920
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	4,638,300	4,638,300
TOTAL MONEY MARKET FUNDS (Cost $39,325,220)		39,325,220
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $417,366,912)		531,372,226
NET OTHER ASSETS - (1.0)%		(5,233,807)
NET ASSETS - 100%		$ 526,138,419
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $510,745,150 and $648,703,037, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $52,758 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,320,000. The weighted average interest rate was 5.39%. Interest expense includes $2,483 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $5,439,000. The weighted average interest rate was 5.27%. Interest expense includes $2,389 paid under the interfund lending program. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.1%
Cayman Islands	6.2
Netherlands Antilles	5.1
Others (individually less than 1%)	1.6
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $421,131,634. Net unrealized appreciation aggregated $110,240,592, of which $154,755,924 related to appreciated investment securities and $44,515,332 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $121,681,000 of which $21,081,000, $77,500,000 and $23,100,000 will expire on February 28, 2007, February 29, 2008 and February 28, 2010, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $5,084,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $4,550,169) (cost $417,366,912) - See accompanying schedule		$ 531,372,226
Receivable for fund shares sold		4,282,884
Dividends receivable		275,294
Interest receivable		48,694
Redemption fees receivable		3,018
Other receivables		1,786
Total assets		535,983,902
Liabilities
Payable for investments purchased	$ 3,223,227
Payable for fund shares redeemed	1,535,945
Accrued management fee	232,907
Other payables and accrued expenses	215,104
Collateral on securities loaned, at value	4,638,300
Total liabilities		9,845,483
Net Assets		$ 526,138,419
Net Assets consist of:
Paid in capital		$ 543,719,587
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(131,586,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		114,005,434
Net Assets, for 17,109,902 shares outstanding		$ 526,138,419
Net Asset Value and redemption price per share ($526,138,419 ÷ 17,109,902 shares)		$ 30.75
Maximum offering price per share (100/97.00 of $30.75)		$ 31.70

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 1,967,037
Interest		1,654,231
Security lending		90,999
Total income		3,712,267
Expenses
Management fee	$ 3,511,038
Transfer agent fees	2,764,219
Accounting and security lending fees	366,997
Non-interested trustees' compensation	1,873
Custodian fees and expenses	30,290
Registration fees	101,750
Audit	26,856
Legal	5,571
Interest	4,872
Miscellaneous	80,854
Total expenses before reductions	6,894,320
Expense reductions	(361,745)	6,532,575
Net investment income (loss)		(2,820,308)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(28,190,029)
Foreign currency transactions	(30,275)
Total net realized gain (loss)		(28,220,304)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(181,388,258)
Assets and liabilities in foreign currencies	120
Total change in net unrealized appreciation (depreciation)		(181,388,138)
Net gain (loss)		(209,608,442)
Net increase (decrease) in net assets resulting from operations		$ (212,428,750)
Other Information Sales charges paid to FDC		$ 1,004,233
Deferred sales charges withheld by FDC		$ 4,760
Exchange fees withheld by FSC		$ 40,879

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,820,308)	$ (3,186,213)
Net realized gain (loss)	(28,220,304)	65,778,159
Change in net unrealized appreciation (depreciation)	(181,388,138)	103,047,951
Net increase (decrease) in net assets resulting from operations	(212,428,750)	165,639,897
Share transactions Net proceeds from sales of shares	603,091,628	1,193,832,393
Cost of shares redeemed	(765,904,524)	(1,094,495,562)
Net increase (decrease) in net assets resulting from share transactions	(162,812,896)	99,336,831
Redemption fees	1,729,399	2,787,952
Total increase (decrease) in net assets	(373,512,247)	267,764,680
Net Assets
Beginning of period	899,650,666	631,885,986
End of period	$ 526,138,419	$ 899,650,666
Other Information Shares
Sold	17,657,269	33,448,009
Redeemed	(23,906,861)	(31,905,306)
Net increase (decrease)	(6,249,592)	1,542,703

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 38.51	$ 28.96	$ 13.09	$ 28.02	$ 20.46
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.09)	(.10)	(.10)
Net realized and unrealized gain (loss)	(7.71)	9.57	15.86	(13.26)	9.36
Total from investment operations	(7.85)	9.43	15.77	(13.36)	9.26
Distributions from net realized gain	-	-	-	(1.71)	(1.85)
Redemption fees added to paid in capital C	.09	.12	.10	.14	.15
Net asset value, end of period	$ 30.75	$ 38.51	$ 28.96	$ 13.09	$ 28.02
Total Return A, B	(20.15)%	32.98%	121.24%	(50.57)%	48.43%
Ratios to Average Net Assets D
Expenses before expense reductions	1.13%	1.07%	1.23%	1.39%	1.25%
Expenses net of voluntary waivers, if any	1.13%	1.07%	1.23%	1.39%	1.25%
Expenses net of all reductions	1.07%	1.04%	1.20%	1.35%	1.22%
Net investment income (loss)	(.46)%	(.40)%	(.40)%	(.49)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 526,138	$ 899,651	$ 631,886	$ 366,896	$ 919,002
Portfolio turnover rate	90%	78%	69%	75%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Gold	49.79%	-30.09%	48.95%
Select Gold (load adj.)	45.30%	-32.19%	44.48%
S&P 500	-9.51%	50.03%	228.19%
GS Natural Resources	-10.88%	27.87%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 107 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Gold	49.79%	-6.91%	4.06%
Select Gold (load adj.)	45.30%	-7.47%	3.75%
S&P 500	-9.51%	8.54%	12.66%
GS Natural Resources	-10.88%	5.04%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $14,448 - a 44.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Newmont Mining Corp.	10.5
Meridian Gold, Inc.	8.2
Goldcorp, Inc.	7.7
Agnico-Eagle Mines Ltd.	7.5
Compania de Minas Buenaventura SA	7.3
Gold Fields Ltd.	5.9
Teck Cominco Ltd. Class B (sub. vtg.)	4.5
Aber Diamond Corp.	4.4
Freeport-McMoRan Copper & Gold, Inc. Class B	4.0
Impala Platinum Holdings Ltd.	3.6
63.6
Top Industries as of February 28, 2002
% of fund's net assets
Gold	58.4%
Precious Metals & Minerals	20.6%
Diversified Metals & Mining	11.2%
Diversified Financial Services	0.5%
All Others *	9.3%
* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Niel Marotta, Portfolio Manager of Fidelity Select Gold Portfolio

Q. How did the fund perform, Niel?

A. Exceptionally well. For the 12 months ending February 28, 2002, the fund had a total return of 49.79%, eclipsing by far the -9.51% return of the Standard & Poor's 500 Index. The fund also finished well ahead of the -10.88% return of the Goldman Sachs Natural Resources Index, an index of 107 stocks designed to measure the performance of companies in the natural resources sector.

Q. Why did the fund outperform its indexes?

A. A slowing economy resulted in widespread earnings disappointments at companies across virtually all sectors. Share prices in the broader market - represented by the S&P 500 - responded by trending lower for much of the period, although periodic rallies offset some of the losses. In contrast, gold began the period at approximately $260 per ounce and ended it near the $290 level. Along the way, there were several sharp spikes upward in the yellow metal's price - one of them in response to the September 11 terrorist attacks. Versus the Goldman Sachs index, the fund benefited from its concentration in gold stocks and lack of exposure to energy stocks, which were hampered by falling prices for natural gas and crude oil.

Q. What were the positive factors driving gold's advance?

A. There were a number of factors at work. First, there was increased buying of gold bullion by Japanese investors who were dismayed at their government's decision to reduce the amount of insurance backing the country's bank deposits. Lower interest rates and slightly higher lease rates also played a part, reducing the profitability to mining companies of hedging - that is, selling gold in the futures and forward markets. Finally, precious metals prices were aided by lackluster returns in global stock markets.

Q. Which stocks helped the fund's performance?

A. Goldcorp, Meridian and Agnico-Eagle typified my focus on medium-capitalization mining stocks of companies with substantial free cash flow and a low cost structure. These companies consistently met or beat their earnings estimates during the period. Additionally, Meridian had encouraging preliminary exploration results at its El Pinon mine in Chile. Normandy Mining and Franco Nevada Mining both were purchased at favorable prices by Newmont Mining to form one of the largest mining companies in the world. The acquisition helped Newmont lower its costs and added substantially to its cash reserves. Gold Fields and Harmony Gold Mining benefited from a sharp depreciation in South Africa's currency against the U.S. dollar, which meant their costs were denominated in a weak currency while their revenues were based on a strong one. Finally, Freeport-McMoRan Copper was helped by firming copper prices.

Q. Which stocks detracted most from performance?

A. Some of the worst detractors had exposure to platinum and palladium, which are typically mined together. The prices of both metals were weak, but palladium was especially so, falling by more than 50% during the period, as demand for industrial applications dried up. Stillwater Mining, Anglo American Platinum and Northam Platinum all were adversely affected by this situation. Sons of Gwalia stumbled because of weak demand for tantalum, which is used in technology products such as personal computers and cellular phones.

Q. What's your outlook, Niel?

A. Going forward, I'll proceed as I have in the past, trying to structure the fund so as to minimize its dependence on specific scenarios for the economy and the price of gold. I believe the best way to do that is by maintaining the fund's focus on high-quality mining stocks with low costs, ample free cash flow and strong prospects for growing reserves and production. Having said that, I'm encouraged by the recent uptick in investment demand from Japan. On the other hand, if the equity markets improve meaningfully and interest rates begin to climb, investing in gold could appear less attractive and we might see mining companies increase their hedging activities, which would tend to keep a lid on any gold rallies. Inflation and the direction of the U.S. dollar also must be factored into the mix - right now, neither is supportive of higher gold prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 041

Trading symbol: FSAGX

Size: as of February 28, 2002, more than $443 million

Manager: Niel Marotta, since 2000; manager, Fidelity Select Industrial Materials Portfolio, April-December 2000; analyst, Canadian companies, 1997-2000; joined Fidelity in 1997

Annual Report

Gold Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (Note 1)
Australia - 4.4%
METALS & MINING - 4.4%
Gold - 4.4%
Aurion Gold Ltd.	1,989,520	$ 2,815,501
Lihir Gold Ltd. (a)	7,377,220	5,721,587
Newcrest Mining Ltd. (a)	3,043,702	7,160,545
Sons of Gwalia Ltd.	1,031,117	3,572,032
		19,269,665
Bermuda - 0.3%
METALS & MINING - 0.3%
Precious Metals & Minerals - 0.3%
Aquarius Platinum Ltd.	293,100	1,382,112
Canada - 41.0%
DIVERSIFIED FINANCIALS - 0.5%
Diversified Financial Services - 0.5%
Repadre Capital Corp. (a)	408,900	1,635,906
Repadre Capital Corp. (c)	155,000	620,116
		2,256,022
METALS & MINING - 40.5%
Diversified Metals & Mining - 4.5%
Ivanhoe Mines Ltd. (a)	100,000	190,987
Teck Cominco Ltd. Class B (sub. vtg.)	2,259,000	20,021,096
		20,212,083
Gold - 30.2%
Agnico-Eagle Mines Ltd.	2,764,250	33,418,751
Barrick Gold Corp.	811,300	14,583,348
Francisco Gold Corp. (a)	221,400	1,174,572
Francisco Gold Corp. (c)	199,000	1,055,736
Glamis Gold Ltd. (a)	676,800	3,273,749
Goldcorp, Inc.	2,107,800	34,336,275
High River Gold Mines Ltd. (a)	120,000	97,366
IAMGOLD Corp.	791,500	2,712,105
IAMGOLD Corp. (c)	60,000	205,592
Meridian Gold, Inc. (a)	2,774,000	36,185,620
Metallica Resources, Inc. (a)(d)	1,490,800	1,674,847
Metallica Resources, Inc. (c)	200,000	224,691
Placer Dome, Inc.	400,000	4,638,622
Richmont Mines, Inc. (a)	206,300	405,595
		133,986,869
Precious Metals & Minerals - 5.8%
Aber Diamond Corp. (a)	1,266,200	19,701,889
Minefinders Corp. Ltd. (a)	497,800	885,489
Minefinders Corp. Ltd. (c)	200,000	355,761
SouthernEra Resources Ltd. (a)	1,780,500	4,667,395
		25,610,534
TOTAL METALS & MINING		179,809,486
TOTAL CANADA		182,065,508

	Shares	Value (Note 1)
Cayman Islands - 0.0%
METALS & MINING - 0.0%
Precious Metals & Minerals - 0.0%
Apex Silver Mines Ltd. (a)	14,800	$ 180,560
Peru - 7.3%
METALS & MINING - 7.3%
Precious Metals & Minerals - 7.3%
Compania de Minas Buenaventura SA:
Class B	1,265,864	16,283,730
sponsored ADR	617,400	15,996,834
		32,280,564
South Africa - 17.8%
METALS & MINING - 17.8%
Gold - 10.6%
Anglogold Ltd.	71,886	3,378,642
Avgold Ltd. (a)	45,000	27,685
Durban Roodepoort Deep Ltd. sponsored ADR (a)	1,484,000	4,125,520
Gold Fields Ltd.	2,994,401	26,001,654
Gold Fields Ltd. sponsored ADR	23,900	208,647
Gold Fields of South Africa Ltd.	85,600	752
Gold Fields of South Africa Ltd. sponsored ADR (a)	73,700	1
Harmony Gold Mining Co. Ltd.	1,095,700	11,517,465
Harmony Gold Mining Co. Ltd. warrants 6/29/03 (a)	46,133	304,093
Western Areas Ltd. (a)	516,100	1,569,438
		47,133,897
Precious Metals & Minerals - 7.2%
Anglo American Platinum Corp. Ltd.	343,500	14,159,035
Impala Platinum Holdings Ltd.	307,900	16,074,231
Northam Platinum Ltd.	1,210,224	1,701,844
		31,935,110
TOTAL METALS & MINING		79,069,007
United Kingdom - 2.7%
METALS & MINING - 2.7%
Diversified Metals & Mining - 2.7%
Lonmin PLC	707,784	11,984,167
United States of America - 17.2%
METALS & MINING - 17.2%
Diversified Metals & Mining - 4.0%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,208,100	17,698,665
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
METALS & MINING - CONTINUED
Gold - 13.2%
Newmont Mining Corp.	1,937,075	$ 46,722,248
Newmont Mining Corp. unit	5,036,276	11,996,658
		58,718,906
TOTAL METALS & MINING		76,417,571
TOTAL COMMON STOCKS (Cost $315,812,127)		402,649,154
Money Market Funds - 13.7%

Fidelity Cash Central Fund, 1.83% (b)	35,621,829	35,621,829
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	25,250,500	25,250,500
TOTAL MONEY MARKET FUNDS (Cost $60,872,329)		60,872,329
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $376,684,456)		463,521,483
NET OTHER ASSETS - (4.4)%		(19,672,516)
NET ASSETS - 100%		$ 443,848,967
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,461,896 or 0.6% of net assets.

(d) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $193,321,132 and $130,719,027, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,960 for the period.
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Meridian Gold, Inc.	$ -	$ 1,405,056	$ -	$ -
Metallica Resources, Inc.	-	-	-	1,674,847
TOTALS	$ -	$ 1,405,056	$ -	$ 1,674,847
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $378,808,877. Net unrealized appreciation aggregated $84,712,606, of which $110,360,040 related to appreciated investment securities and $25,647,434 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $162,862,000 of which $66,218,000, $22,573,000, $34,146,000, $5,311,000 and $34,614,000 will expire on February 28, 2006, February 28, 2007, February 29, 2008, February 28, 2009 and February 28, 2010, respectively. Of the capital loss carryforward expiring on February 28, 2006, February 28, 2007, and February 29, 2008, $27,431,000, $5,962,000, and $5,962,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $4,374,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $23,822,724) (cost $376,684,456) - See accompanying schedule		$ 463,521,483
Receivable for investments sold		3,486,831
Receivable for fund shares sold		3,129,448
Dividends receivable		2,192,002
Interest receivable		54,020
Redemption fees receivable		9,452
Other receivables		9,960
Total assets		472,403,196
Liabilities
Payable for fund shares redeemed	$ 2,904,267
Accrued management fee	206,198
Other payables and accrued expenses	193,264
Collateral on securities loaned, at value	25,250,500
Total liabilities		28,554,229
Net Assets		$ 443,848,967
Net Assets consist of:
Paid in capital		$ 524,064,291
Undistributed net investment income		2,337,613
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(169,360,865)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		86,807,928
Net Assets, for 24,315,086 shares outstanding		$ 443,848,967
Net Asset Value and redemption price per share ($443,848,967 ÷ 24,315,086 shares)		$ 18.25
Maximum offering price per share (100/97.00 of $18.25)		$ 18.81

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 6,958,752
Special Dividends from Impala Platinum Holdings Ltd.		812,889
Interest		677,374
Security lending		106,425
Total income		8,555,440
Expenses
Management fee	$ 1,659,065
Transfer agent fees	1,559,201
Accounting and security lending fees	188,354
Non-interested trustees' compensation	1,475
Custodian fees and expenses	153,329
Registration fees	48,540
Audit	25,625
Legal	2,114
Miscellaneous	43,318
Total expenses before reductions	3,681,021
Expense reductions	(143,864)	3,537,157
Net investment income (loss)		5,018,283
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $1,801,330 on sales of investments in affiliated issuers)	(12,834,154)
Foreign currency transactions	(163,599)
Total net realized gain (loss)		(12,997,753)
Change in net unrealized appreciation (depreciation) on:
Investment securities	130,322,534
Assets and liabilities in foreign currencies	(43,887)
Total change in net unrealized appreciation (depreciation)		130,278,647
Net gain (loss)		117,280,894
Net increase (decrease) in net assets resulting from operations		$ 122,299,177
Other Information Sales charges paid to FDC		$ 826,954
Deferred sales charges withheld by FDC		$ 18,275
Exchange fees withheld by FSC		$ 17,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,018,283	$ 1,455,140
Net realized gain (loss)	(12,997,753)	(29,170,810)
Change in net unrealized appreciation (depreciation)	130,278,647	3,890,863
Net increase (decrease) in net assets resulting from operations	122,299,177	(23,824,807)
Distributions to shareholders from net investment income	(4,381,339)	(1,416,687)
Share transactions Net proceeds from sales of shares	432,204,825	225,540,057
Reinvestment of distributions	4,200,058	1,361,199
Cost of shares redeemed	(347,627,150)	(250,675,627)
Net increase (decrease) in net assets resulting from share transactions	88,777,733	(23,774,371)
Redemption fees	1,231,918	971,139
Total increase (decrease) in net assets	207,927,489	(48,044,726)
Net Assets
Beginning of period	235,921,478	283,966,204
End of period (including undistributed net investment income of $2,337,613 and undistributed net investment income of $1,820,803, respectively)	$ 443,848,967	$ 235,921,478
Other Information Shares
Sold	29,479,490	18,697,881
Issued in reinvestment of distributions	305,626	115,635
Redeemed	(24,520,979)	(20,869,623)
Net increase (decrease)	5,264,137	(2,056,107)

Financial Highlights

Years ended February 28,	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.38	$ 13.45	$ 12.79	$ 15.17	$ 28.21
Income from Investment Operations
Net investment income (loss) C	.25 F	.07	.09 E	(.08)	(.13)
Net realized and unrealized gain (loss)	5.78	(1.12)	.46	(2.43)	(11.78)
Total from investment operations	6.03	(1.05)	.55	(2.51)	(11.91)
Distributions from net investment income	(.22)	(.07)	-	-	-
Distributions from net realized gain	-	-	-	-	(1.29)
Total distributions	(.22)	(.07)	-	-	(1.29)
Redemption fees added to paid in capital C	.06	.05	.11	.13	.16
Net asset value, end of period	$ 18.25	$ 12.38	$ 13.45	$ 12.79	$ 15.17
Total Return A, B	49.79%	(7.41)%	5.16%	(15.69)%	(43.15)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.29%	1.47%	1.49%	1.57%	1.55%
Expenses net of voluntary waivers, if any	1.29%	1.47%	1.49%	1.57%	1.55%
Expenses net of all reductions	1.24%	1.43%	1.41%	1.54%	1.48%
Net investment income (loss)	1.76%	.60%	.68%	(.59)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 443,849	$ 235,921	$ 283,966	$ 179,619	$ 219,668
Portfolio turnover rate	49%	23%	71% H	59%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Investment income per share reflects a special dividend which amounted to $.06 per share. F Investment income per share reflects a special dividend (from Impala Platinum Holdings Ltd.) which amounted to $.04 per share. G For the year ended February 29. H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Gas Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-22.47%	53.33%	100.08%
Select Natural Gas (load adj.)	-24.79%	48.73%	94.08%
S&P 500	-9.51%	50.03%	195.43%
GS Natural Resources	-10.88%	27.87%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 107 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-22.47%	8.92%	8.14%
Select Natural Gas (load adj.)	-24.79%	8.26%	7.77%
S&P 500	-9.51%	8.54%	13.00%
GS Natural Resources	-10.88%	5.04%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002 the value of the investment would have grown to $19,408 - a 94.08% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,543 - a 195.43% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Dominion Resources, Inc.	5.1
Kinder Morgan, Inc.	5.0
Duke Energy Corp.	4.8
Talisman Energy, Inc.	4.0
El Paso Corp.	3.6
ChevronTexaco Corp.	3.6
Transocean Sedco Forex, Inc.	3.2
TransCanada PipeLines Ltd.	3.2
Unocal Corp.	3.1
Canadian Natural Resources Ltd.	3.1
38.7
Top Industries as of February 28, 2002
% of fund's net assets
Oil & Gas	36.2%
Gas Utilities	21.7%
Energy Equipment & Services	14.7%
Electric Utilities	11.0%
Multi-Utilities	4.2%
All Others *	12.2%
* Includes short-term investments and net other assets.

Annual Report

Natural Gas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Douglas Nigen, Portfolio Manager, Fidelity Select Natural Gas Portfolio

Q. How did the fund perform, Doug?

A. It was a tough year for energy-related funds. For the 12-month period that ended February 28, 2002, the fund returned -22.47%. This result underperformed the Goldman Sachs Natural Resources Index - an index of 107 stocks designed to measure the performance of companies in the natural resources sector - which fell 10.88% during the same time period. The broad stock market, meanwhile, as measured by the Standard & Poor's 500 Index, returned -9.51%.

Q. Why did the fund underperform the Goldman Sachs Natural Resources Index?

A. The biggest factor was the decline of natural gas prices, which fell from nearly $10 per thousand cubic feet early in 2001 to under $2 during the period. As the price of natural gas fell, so too did the stock prices of companies most sensitive to that commodity - which make up the vast majority of this fund's target stocks. Therefore, relative to the more diversified Goldman Sachs index, which includes gold, paper and forest stocks that performed very well during the past year, the fund underperformed.

Q. The fund also underperformed the S&P 500. Why?

A. Energy stocks historically have tended to underperform during the late stages of a recession and early stages of a recovery, and this was exactly what occurred during the past year. Energy commodity prices, led by a large decline in the price for natural gas, fell throughout most of the 12-month period. As a result, earnings for natural gas and other energy businesses slowed.

Q. What was your approach to managing the fund?

A. When I took over the fund last July, I thought natural gas prices still had more room to fall because of continued economic weakness and growing inventories. Accordingly, I lightened the fund's weighting in stocks that were especially sensitive to declining gas prices. For example, I reduced the fund's holdings in gas-exploration and production stocks, while adding names that were less sensitive to commodity-price fluctuations. These included oil-focused businesses, utility and gas-pipeline companies, and Enron, whose trading business depended on volatility in commodity prices. While the Enron position hurt absolute performance, the blow to the fund was lessened by exiting the position prior to Enron's bankruptcy filing.

Q. What stocks helped results?

A. Merchant-traders - companies that bring together buyers and sellers of energy commodities - performed poorly after Enron collapsed and commodity prices shrank. My underweighting of these stocks - including Williams, El Paso and Dynegy - benefited fund performance relative to the Goldman Sachs index. Also helping results was the fund's overweighting of stocks of Canadian gas exploration and production firms, such as Talisman Energy, Alberta Energy and Canadian Natural Resources, which as a group benefited from consolidation activity. Finally, performance benefited from an overweighting in companies more dependent on oil than natural gas; stocks in this category included Chevron Texaco as well as Triton Energy, which was acquired for a significant premium.

Q. What stocks hurt performance?

A. One large position, Kinder Morgan - a company focused on natural gas and petroleum delivery and storage - declined late in the period. This stock was a significant positive contributor for most of the period but was hurt by "Enronitis" when investors reacted negatively to rumors about the company's accounting. Fortunately, these rumors appeared unfounded. Performance also was hurt when I did not invest in GulfCanada, Anderson Exploration and Barrett Resources, all of which benefited from being acquired at significant premiums. Additionally, not investing in stocks such as Devon Energy and EOG Resources hurt, as these U.S.-based gas exploration and production companies rallied late in the period.

Q. What's your outlook, Doug?

A. Late in the reporting period, natural gas and oil prices rose, helping to increase the value of commodity-sensitive stocks and making them look somewhat expensive to me. Further, gas inventories remain at record levels and, in my opinion, we'll need to see a significant pickup in economic activity along with severe declines in supply before the market can correct. In short, I think the price of natural gas, as well as the stocks that follow that price, remain vulnerable in the near term. As such, I've positioned the fund somewhat defensively.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: April 21, 1993

Fund number: 513

Trading symbol: FSNGX

Size: as of February 28, 2002, more than $185 million

Manager: Douglas Nigen, since 2001; manager, Fidelity Select Automotive Portfolio, 1999- 2001; analyst, automotive industry, 1999-2001; joined Fidelity in 1997

Annual Report

Natural Gas Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 90.3%
	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 2.5%
Kinder Morgan Management LLC	153,525	$ 4,538,199
ELECTRIC UTILITIES - 11.0%
Dominion Resources, Inc.	161,400	9,406,391
Duke Energy Corp.	251,900	8,892,070
Wisconsin Energy Corp.	88,000	2,126,960
TOTAL ELECTRIC UTILITIES		20,425,421
ELECTRICAL EQUIPMENT - 0.0%
Global Power Equipment Group, Inc.	200	2,008
ENERGY EQUIPMENT & SERVICES - 14.7%
Cooper Cameron Corp. (a)	72,420	3,251,658
Diamond Offshore Drilling, Inc.	95,000	2,752,150
ENSCO International, Inc.	82,300	2,096,181
Global Industries Ltd. (a)	35,900	319,510
GlobalSantaFe Corp.	149,953	4,146,200
Grey Wolf, Inc. (a)	113,000	366,120
Nabors Industries, Inc. (a)	59,977	2,127,384
Noble Drilling Corp. (a)	82,600	2,909,998
Rowan Companies, Inc. (a)	59,000	1,100,350
Smith International, Inc. (a)	9,680	625,812
Transocean Sedco Forex, Inc.	212,300	5,946,523
Weatherford International, Inc. (a)	35,100	1,618,110
TOTAL ENERGY EQUIPMENT & SERVICES		27,259,996
GAS UTILITIES - 21.7%
El Paso Corp.	173,388	6,776,003
Energen Corp.	33,200	748,328
KeySpan Corp.	89,500	2,868,475
Kinder Morgan, Inc.	226,300	9,278,300
National Fuel Gas Co.	32,800	801,960
New Jersey Resources Corp.	15,500	706,645
Nicor, Inc.	35,300	1,477,305
NiSource, Inc.	130,572	2,740,706
Northwest Natural Gas Co.	22,900	603,186
ONEOK, Inc.	21,800	397,632
Peoples Energy Corp.	27,500	1,021,625
Piedmont Natural Gas Co., Inc.	39,682	1,270,221
Sempra Energy	204,000	4,553,280
Southern Union Co.	70,655	1,232,223
TransCanada PipeLines Ltd.	423,700	5,870,765
TOTAL GAS UTILITIES		40,346,654

	Shares	Value (Note 1)
MULTI-UTILITIES - 4.2%
Dynegy, Inc. Class A	37,582	$ 960,972
Energy East Corp.	57,400	1,120,448
Questar Corp.	62,600	1,397,858
SCANA Corp.	85,300	2,367,075
Williams Companies, Inc.	130,760	2,020,242
TOTAL MULTI-UTILITIES		7,866,595
OIL & GAS - 36.2%
Alberta Energy Co. Ltd.	126,867	5,372,566
Anadarko Petroleum Corp.	36,270	1,889,667
Apache Corp.	78,237	4,127,002
BP PLC sponsored ADR	78,438	3,886,603
Burlington Resources, Inc.	25,972	976,028
Canadian Natural Resources Ltd.	195,400	5,701,504
ChevronTexaco Corp.	79,940	6,750,134
CNOOC Ltd. sponsored ADR	108,100	2,307,935
Comstock Resources, Inc. (a)	1,300	8,580
Conoco, Inc.	20,300	561,498
Denbury Resources, Inc. (a)	66,200	464,830
Equitable Resources, Inc.	43,500	1,421,580
Hurricane Hydrocarbons Class A	122,300	1,343,453
Kerr-McGee Corp.	8,600	475,494
Murphy Oil Corp.	39,600	3,412,728
Newfield Exploration Co. (a)	16,500	598,785
Noble Affiliates, Inc.	18,600	673,320
Ocean Energy, Inc.	111,700	2,038,525
PanCanadian Energy Corp.	141,600	4,087,505
Penn West Petroleum Ltd. (a)	32,700	803,928
Pioneer Natural Resources Co. (a)	64,500	1,278,390
Pogo Producing Co.	39,500	1,066,500
Spinnaker Exploration Co. (a)	42,200	1,731,466
Talisman Energy, Inc.	198,100	7,492,735
Ultra Petroleum Corp. (a)	197,800	1,302,453
Unocal Corp.	159,700	5,738,021
Western Gas Resources, Inc.	19,400	621,964
Westport Resources Corp. (a)	62,600	1,140,572
TOTAL OIL & GAS		67,273,766
TOTAL COMMON STOCKS (Cost $160,261,281)		167,712,639
Convertible Preferred Stocks - 0.0%

GAS UTILITIES - 0.0%
NiSource, Inc. SAILS (Cost $30,770)	15,387	32,159
Money Market Funds - 13.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	16,259,044	$ 16,259,044
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	7,739,200	7,739,200
TOTAL MONEY MARKET FUNDS (Cost $23,998,244)		23,998,244
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $184,290,295)		191,743,042
NET OTHER ASSETS - (3.3)%		(6,058,092)
NET ASSETS - 100%		$ 185,684,950
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $186,522,838 and $318,576,238, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $21,104 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.2%
Canada	17.2
Cayman Islands	2.2
United Kingdom	2.1
Hong Kong	1.3
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $184,525,084. Net unrealized appreciation aggregated $7,217,958, of which $19,743,862 related to appreciated investment securities and $12,525,904 related to depreciated investment securities.

The fund hereby designates approximately $2,457,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $17,573,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $24,559,000 of losses recognized during the period November 1, 2001 to February 28, 2002.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $7,238,440) (cost $184,290,295) - See accompanying schedule		$ 191,743,042
Receivable for investments sold		1,974,425
Receivable for fund shares sold		3,622,989
Dividends receivable		389,479
Interest receivable		19,438
Redemption fees receivable		81
Other receivables		1,477
Total assets		197,750,931
Liabilities
Payable for investments purchased	$ 3,423,075
Payable for fund shares redeemed	721,743
Accrued management fee	86,414
Other payables and accrued expenses	95,549
Collateral on securities loaned, at value	7,739,200
Total liabilities		12,065,981
Net Assets		$ 185,684,950
Net Assets consist of:
Paid in capital		$ 218,900,662
Undistributed net investment income		1,899,596
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,568,137)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,452,829
Net Assets, for 10,366,235 shares outstanding		$ 185,684,950
Net Asset Value and redemption price per share ($185,684,950 ÷ 10,366,235 shares)		$ 17.91
Maximum offering price per share (100/97.00 of $17.91)		$ 18.46

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 4,397,794
Interest		977,602
Security lending		57,098
Total income		5,432,494
Expenses
Management fee	$ 1,732,514
Transfer agent fees	1,484,656
Accounting and security lending fees	196,878
Non-interested trustees' compensation	1,083
Custodian fees and expenses	22,355
Registration fees	55,832
Audit	18,816
Legal	2,848
Miscellaneous	31,977
Total expenses before reductions	3,546,959
Expense reductions	(140,170)	3,406,789
Net investment income (loss)		2,025,705
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(41,324,008)
Foreign currency transactions	21,079
Total net realized gain (loss)		(41,302,929)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(42,986,384)
Assets and liabilities in foreign currencies	4,873
Total change in net unrealized appreciation (depreciation)		(42,981,511)
Net gain (loss)		(84,284,440)
Net increase (decrease) in net assets resulting from operations		$ (82,258,735)
Other Information Sales charges paid to FDC		$ 668,822
Deferred sales charges withheld by FDC		$ 974
Exchange fees withheld by FSC		$ 29,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,025,705	$ 1,156,548
Net realized gain (loss)	(41,302,929)	6,434,165
Change in net unrealized appreciation (depreciation)	(42,981,511)	42,129,303
Net increase (decrease) in net assets resulting from operations	(82,258,735)	49,720,016
Distributions to shareholders from net investment income	(486,155)	(631,289)
Distributions to shareholders from net realized gain	(2,456,569)	(3,935,269)
Total distributions	(2,942,724)	(4,566,558)
Share transactions Net proceeds from sales of shares	242,861,380	718,369,680
Reinvestment of distributions	2,855,131	4,400,154
Cost of shares redeemed	(396,297,503)	(401,501,395)
Net increase (decrease) in net assets resulting from share transactions	(150,580,992)	321,268,439
Redemption fees	300,051	769,073
Total increase (decrease) in net assets	(235,482,400)	367,190,970
Net Assets
Beginning of period	421,167,350	53,976,380
End of period (including undistributed net investment income of $1,899,596 and undistributed net investment income of $499,936, respectively)	$ 185,684,950	$ 421,167,350
Other Information Shares
Sold	10,916,829	32,982,667
Issued in reinvestment of distributions	122,603	209,344
Redeemed	(18,776,559)	(18,636,465)
Net increase (decrease)	(7,737,127)	14,555,546

Financial Highlights

Years ended February 28,	2002	2001	2000 F	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 23.26	$ 15.21	$ 10.59	$ 13.22	$ 12.50
Income from Investment Operations
Net investment income (loss) C	.14	.10	-	.12 D	(.05)
Net realized and unrealized gain (loss)	(5.35)	8.22	4.68	(2.68)	1.06
Total from investment operations	(5.21)	8.32	4.68	(2.56)	1.01
Distributions from net investment income	(.03)	(.04)	(.09)	(.10)	-
Distributions from net realized gain	(.13)	(.30)	-	-	(.30)
Distributions in excess of net realized gain	-	-	-	-	(.03)
Total distributions	(.16)	(.34)	(.09)	(.10)	(.33)
Redemption fees added to paid in capitalC	.02	.07	.03	.03	.04
Net asset value, end of period	$ 17.91	$ 23.26	$ 15.21	$ 10.59	$ 13.22
Total Return A, B	(22.47)%	55.49%	44.70%	(19.17)%	8.74%
Ratios to Average Net Assets E
Expenses before expense reductions	1.17%	1.15%	1.42%	1.57%	1.82%
Expenses net of voluntary waivers, if any	1.17%	1.15%	1.42%	1.57%	1.82%
Expenses net of all reductions	1.13%	1.10%	1.39%	1.52%	1.78%
Net investment income (loss)	.67%	.47%	.03%	.93%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 185,685	$ 421,167	$ 53,976	$ 36,828	$ 59,866
Portfolio turnover rate	68%	94%	85%	107%	118%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.10 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Natural Resources	-6.73%	45.16%
Select Natural Resources (load adj.)	-9.53%	40.81%
S&P 500	-9.51%	49.16%
GS Natural Resources	-10.88%	28.74%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 107 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Natural Resources	-6.73%	7.75%
Select Natural Resources (load adj.)	-9.53%	7.09%
S&P 500	-9.51%	8.33%
GS Natural Resources	-10.88%	5.19%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $14,081 - a 40.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,916 - a 49.16% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Exxon Mobil Corp.	8.0
ChevronTexaco Corp.	6.9
Phillips Petroleum Co.	6.5
Schlumberger Ltd. (NY Shares)	5.4
Conoco, Inc.	5.1
Alcoa, Inc.	5.0
Royal Dutch Petroleum Co. (NY Shares)	4.7
BP PLC sponsored ADR	4.6
Weatherford International, Inc.	2.5
International Paper Co.	2.5
51.2
Top Industries as of February 28, 2002
% of fund's net assets
Oil & Gas	51.7%
Energy Equipment & Services	19.5%
Metals & Mining	10.7%
Paper & Forest Products	7.4%
Gas Utilities	2.5%
All Others*	8.2%
* Includes short-term investments and net other assets.

Annual Report

Natural Resources Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Scott Offen (left), who managed Fidelity Select Natural Resources Portfolio during the period covered by this report, with additional comments from John Porter (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Scott?

S.O. For the 12-month period that ended February 28, 2002, the fund declined 6.73%. In comparison, the Goldman Sachs Natural Resources Index - an index of 107 stocks designed to measure the performance of companies in the natural resources sector - fell 10.88%, while the broader market as represented by the Standard & Poor's 500 Index dropped 9.51%.

Q. Why did the natural resources sector lag the overall market during the year?

S.O. Falling commodity prices stemming from a sluggish economy - further weakened by the 9/11 attacks - were to blame. Energy, by far the sector's largest industry component, led the downturn as slackening global demand and growing supply pressure caused oil inventories to rise and prices to decline by more than 26% during the period - nearing two-year lows - before rebounding in early 2002 to finish down just under 10%. OPEC - the Organization of Petroleum Exporting Countries - cut production three times in an effort to stem the decline. However, uncertainty surrounding the January cut, coupled with skepticism about the enforcement of supporting production cuts from nonmember countries such as Russia, further restrained oil prices. Sagging demand due to economic and weather factors teamed with mounting supply from some big finds in Canada to sack natural gas prices, which finished the period down nearly 80% from their peak in 2001, even after a recent snap back. While energy stocks benefited late in the period from renewed enthusiasm about a potential economic recovery, a continued weak pricing environment for oil and the industry's more defensive nature caused them to trail the gains of more cyclically sensitive areas of the sector. Stocks within non-energy segments - including paper and forest products and non-ferrous metals - tend to be cyclically oriented and, thus, responded well to the prospects for economic recovery.

Q. Why did the fund outperform the Goldman Sachs index?

S.O. Our positioning in energy was the key to our success relative to the index. We benefited the most from limiting our exposure to lagging utilities, most notably energy trader Enron, whose rapid demise dragged down most other related companies in the index, such as Dynegy. Several energy services and equipment stocks, particularly oil and gas drillers, also aided performance. These groups bounced back from a major sell-off during the summer on expectations that a pick-up in the economy would lead to increased spending on energy production. Weatherford and Smith International were notable contributors here. I remained bullish on services firms that were leveraged to oil, based on the long-term need for the U.S. to build new oil supplies - outside of OPEC - due to underinvestment in recent years. Having ample exposure to the major integrated oil companies also proved wise. While these firms suffered from lower oil prices and the market rotation away from more-defensive, less-cyclical businesses, stocks such as Phillips Petroleum and ChevronTexaco benefited from the cost savings expected from industry consolidation. Elsewhere, the fund's emphasis on aluminum stocks also paid off.

Q. What moves dampened results?

S.O. It really was more of a story of what we didn't own. We lost ground to the Goldman Sachs index by remaining underexposed to natural gas exploration and production stocks, which staged a strong post-September rally. While I was surprised at their strong performance, I felt it unlikely to continue given still-weak demand and high levels of inventory that could take time to deplete. Underweighting gold stocks also hurt, as equity investors looked for a place to hide in a bear market. Oil services giant Halliburton disappointed due to unfavorable asbestos litigation against it, which also raised concerns about paper and forest products giant Georgia-Pacific's own asbestos liability, further hampering its performance. Several stocks I've mentioned were no longer held by the fund at the end of the period.

Q. Turning to you, John, what's your outlook?

J.P. The extended forecast looks favorable for energy stocks, due to a positive long-term trend in the supply/demand balance for oil and natural gas. While demand for oil has improved of late with the economy on the mend and with OPEC following through with additional production cuts, increasing supply from nonmember countries could make it difficult to sustain above-average pricing levels in the near term. I'm also skeptical about natural gas prices for the same reasons Scott mentioned earlier.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: March 3, 1997

Fund number: 514

Trading symbol: FNARX

Size: as of February 28, 2002, more than
$27 million

Manager: John Porter, since March 2002; manager, Fidelity Advisor Natural Resources Fund and Fidelity Select Energy Portfolio, since March 2002; several Fidelity Select Portfolios, 1996-2002; joined Fidelity in 1995

Annual Report

Natural Resources Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 1.7%
Packaging Corp. of America (a)	5,100	$ 97,818
Smurfit-Stone Container Corp. (a)	12,200	198,982
Temple-Inland, Inc.	2,900	161,501
TOTAL CONTAINERS & PACKAGING		458,301
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	15,750	0
ENERGY EQUIPMENT & SERVICES - 19.5%
Baker Hughes, Inc.	17,390	614,041
Cal Dive International, Inc. (a)	2,200	50,428
Cooper Cameron Corp. (a)	4,400	197,560
Diamond Offshore Drilling, Inc.	9,800	283,906
Dril-Quip, Inc. (a)	800	18,752
Global Industries Ltd. (a)	5,500	48,950
GlobalSantaFe Corp.	14,283	394,925
Hydril Co. (a)	1,700	35,751
Key Energy Services, Inc. (a)	2,700	24,786
National-Oilwell, Inc. (a)	6,800	142,188
Newpark Resources, Inc. (a)	6,300	41,832
Noble Drilling Corp. (a)	8,700	306,501
Oceaneering International, Inc. (a)	1,800	49,050
Precision Drilling Corp. (a)	4,500	132,006
Schlumberger Ltd. (NY Shares)	25,726	1,497,510
Smith International, Inc. (a)	6,900	446,085
Superior Energy Services, Inc. (a)	100	930
Tidewater, Inc.	1,600	62,368
Transocean Sedco Forex, Inc.	10,281	287,971
Trican Well Service Ltd. (a)	400	3,745
Varco International, Inc. (a)	3,400	54,400
W-H Energy Services, Inc. (a)	2,700	60,669
Weatherford International, Inc. (a)	15,195	700,490
TOTAL ENERGY EQUIPMENT & SERVICES		5,454,844
GAS UTILITIES - 2.5%
El Paso Corp.	13,200	515,856
Kinder Morgan, Inc.	4,600	188,600
TOTAL GAS UTILITIES		704,456
METALS & MINING - 10.7%
Alcan, Inc.	15,000	607,228
Alcoa, Inc.	37,300	1,401,361
Arch Coal, Inc.	1,500	27,225
Barrick Gold Corp.	17,300	310,972

	Shares	Value (Note 1)
Freeport-McMoRan Copper & Gold, Inc.:
Class A (a)	6,000	$ 87,180
Class B (a)	13,963	204,558
Massey Energy Corp.	2,700	38,178
Phelps Dodge Corp.	8,200	310,862
TOTAL METALS & MINING		2,987,564
OIL & GAS - 51.7%
Alberta Energy Co. Ltd.	7,100	300,671
BP PLC sponsored ADR	26,164	1,296,426
Burlington Resources, Inc.	3,000	112,740
Chesapeake Energy Corp. (a)	4,000	25,080
ChevronTexaco Corp.	22,816	1,926,583
CNOOC Ltd. sponsored ADR	7,000	149,450
Conoco, Inc.	51,251	1,417,603
Exxon Mobil Corp.	54,196	2,238,294
Kerr-McGee Corp.	2,700	149,283
Marathon Oil Corp.	10,700	294,250
Murphy Oil Corp.	3,400	293,012
Newfield Exploration Co. (a)	1,400	50,806
Occidental Petroleum Corp.	15,700	421,388
Ocean Energy, Inc.	5,400	98,550
Petro-Canada	8,300	195,456
Phillips Petroleum Co.	30,680	1,813,495
Pioneer Natural Resources Co. (a)	3,100	61,442
Pogo Producing Co.	3,300	89,100
Royal Dutch Petroleum Co. (NY Shares)	25,700	1,320,209
Spinnaker Exploration Co. (a)	2,500	102,575
Suncor Energy, Inc.	15,800	526,995
Sunoco, Inc.	3,600	138,672
Talisman Energy, Inc.	8,000	302,584
Tesoro Petroleum Corp. (a)	5,000	58,500
Tom Brown, Inc. (a)	1,000	26,880
TotalFinaElf SA sponsored ADR	3,800	279,490
Unocal Corp.	10,400	373,672
Valero Energy Corp.	9,400	402,602
TOTAL OIL & GAS		14,465,808
PAPER & FOREST PRODUCTS - 7.4%
Boise Cascade Corp.	6,000	215,700
Bowater, Inc.	1,500	77,325
International Paper Co.	15,900	695,625
MeadWestvaco Corp.	10,189	353,966
Potlatch Corp.	800	23,688
Slocan Forest Products Ltd.	9,500	60,479
TimberWest Forest Corp. unit	4,800	39,995
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
Wausau-Mosinee Paper Corp.	1,400	$ 15,946
Weyerhaeuser Co.	9,500	587,290
TOTAL PAPER & FOREST PRODUCTS		2,070,014
TOTAL COMMON STOCKS (Cost $23,783,057)		26,140,987
Money Market Funds - 7.6%

Fidelity Cash Central Fund, 1.83% (b) (Cost $2,122,428)	2,122,428	2,122,428
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $25,905,485)		28,263,415
NET OTHER ASSETS - (1.1)%		(301,379)
NET ASSETS - 100%		$ 27,962,036
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $33,705,926 and $26,982,419, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,377 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.5%
Canada	8.9
Netherlands Antilles	5.4
Netherlands	4.7
United Kingdom	4.6
Cayman Islands	1.4
France	1.0
Others (individually less than 1%)	0.5
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $26,117,832. Net unrealized appreciation aggregated $2,145,583, of which $2,972,820 related to appreciated investment securities and $827,237 related to depreciated investment securities.

The fund hereby designates approximately $560,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $733,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $1,038,000 of losses recognized during the period November 1, 2001 to February 28, 2002.
The fund designates 32% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (cost $25,905,485) - See accompanying schedule		$ 28,263,415
Receivable for fund shares sold		275,593
Dividends receivable		83,587
Interest receivable		3,273
Redemption fees receivable		75
Total assets		28,625,943
Liabilities
Payable for investments purchased	$ 554,439
Payable for fund shares redeemed	72,171
Accrued management fee	12,520
Other payables and accrued expenses	24,777
Total liabilities		663,907
Net Assets		$ 27,962,036
Net Assets consist of:
Paid in capital		$ 27,510,957
Undistributed net investment income		76,616
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,983,457)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,357,920
Net Assets, for 2,187,129 shares outstanding		$ 27,962,036
Net Asset Value and redemption price per share ($27,962,036 ÷ 2,187,129 shares)		$ 12.78
Maximum offering price per share (100/97.00 of $12.78)		$ 13.18

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 413,819
Interest		70,324
Security lending		580
Total income		484,723
Expenses
Management fee	$ 146,001
Transfer agent fees	138,393
Accounting and security lending fees	60,445
Non-interested trustees' compensation	85
Custodian fees and expenses	20,160
Registration fees	22,267
Audit	13,227
Legal	216
Miscellaneous	5,828
Total expenses before reductions	406,622
Expense reductions	(13,630)	392,992
Net investment income (loss)		91,731
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,837,689)
Foreign currency transactions	1,867
Total net realized gain (loss)		(1,835,822)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(342,711)
Assets and liabilities in foreign currencies	(12)
Total change in net unrealized appreciation (depreciation)		(342,723)
Net gain (loss)		(2,178,545)
Net increase (decrease) in net assets resulting from operations		$ (2,086,814)
Other Information Sales charges paid to FDC		$ 87,249
Deferred sales charges withheld by FDC		$ 133
Exchange fees withheld by FSC		$ 1,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 91,731	$ 55,620
Net realized gain (loss)	(1,835,822)	2,566,447
Change in net unrealized appreciation (depreciation)	(342,723)	1,303,720
Net increase (decrease) in net assets resulting from operations	(2,086,814)	3,925,787
Distributions to shareholders from net investment income	(17,824)	(13,959)
Distributions to shareholders from net realized gain	(712,949)	(1,373,824)
Total distributions	(730,773)	(1,387,783)
Share transactions Net proceeds from sales of shares	23,663,821	23,623,830
Reinvestment of distributions	710,843	1,355,905
Cost of shares redeemed	(16,623,281)	(18,607,350)
Net increase (decrease) in net assets resulting from share transactions	7,751,383	6,372,385
Redemption fees	22,049	38,330
Total increase (decrease) in net assets	4,955,845	8,948,719
Net Assets
Beginning of period	23,006,191	14,057,472
End of period (including undistributed net investment income of $76,616 and undistributed net investment income of $39,724, respectively)	$ 27,962,036	$ 23,006,191
Other Information Shares
Sold	1,774,858	1,666,129
Issued in reinvestment of distributions	51,510	101,764
Redeemed	(1,270,117)	(1,337,267)
Net increase (decrease)	556,251	430,626

Financial Highlights

Years ended February 28,	2002	2001	2000 H	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 11.71	$ 7.89	$ 10.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.04	(.02)	(.05)	(.09)
Net realized and unrealized gain (loss)	(.98)	3.33	3.80	(2.54)	.76
Total from investment operations	(.93)	3.37	3.78	(2.59)	.67
Distributions from net investment income	(.01)	(.01)	-	-	-
Distributions from net realized gain	(.40)	(.99)	-	-	(.26)
Total distributions	(.41)	(1.00)	-	-	(.26)
Redemption fees added to paid in capital E	.01	.03	.04	.02	.05
Net asset value, end of period	$ 12.78	$ 14.11	$ 11.71	$ 7.89	$ 10.46
Total Return B, C, D	(6.73)%	29.57%	48.42%	(24.57)%	7.30%
Ratios to Average Net Assets G
Expenses before expense reductions	1.61%	1.70%	1.89%	3.20%	3.79% A
Expenses net of voluntary waivers, if any	1.61%	1.70%	1.89%	2.50%	2.50% A
Expenses net of all reductions	1.56%	1.67%	1.85%	2.47%	2.48% A
Net investment income (loss)	.36%	.29%	(.17)%	(.54)%	(.86)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,962	$ 23,006	$ 14,057	$ 5,134	$ 7,520
Portfolio turnover rate	115%	138%	164%	155%	165% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of sales charges. ECalculated based on average shares outstanding during the period. FFor the period March 3, 1997 (commencement of operations) to February 28, 1998. GExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. HFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Paper and Forest Products Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	15.82%	51.42%	176.63%
Select Paper and Forest Products (load adj.)	12.34%	46.88%	168.33%
S&P 500	-9.51%	50.03%	228.19%
GS Natural Resources	-10.88%	27.87%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 107 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	15.82%	8.65%	10.71%
Select Paper and Forest Products (load adj.)	12.34%	7.99%	10.37%
S&P 500	-9.51%	8.54%	12.66%
GS Natural Resources	-10.88%	5.04%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $26,833 - a 168.33% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
MeadWestvaco Corp.	8.0
Packaging Corp. of America	6.7
Weyerhaeuser Co.	6.3
Pactiv Corp.	6.2
Sealed Air Corp.	5.8
Smurfit-Stone Container Corp.	4.4
Boise Cascade Corp.	4.2
International Paper Co.	4.2
Sappi Ltd. sponsored ADR	3.7
Silgan Holdings, Inc.	3.6
53.1
Top Industries as of February 28, 2002
% of fund's net assets
Paper & Forest Products	44.3%
Containers & Packaging	35.7%
Household Durables	5.6%
Household Products	3.4%
Commercial Services & Supplies	3.2%
All Others*	7.8%
* Includes short-term investments and net other assets.

Annual Report

Paper and Forest Products Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Vincent Rivers became Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio on October 9, 2001.

Q. How did the fund perform, Vince?

A. It did well. For the 12 months ending February 28, 2002, the fund had a total return of 15.82%, beating the -9.51% mark posted by the Standard & Poor's 500 Index. The fund also outperformed the -10.88% return of the Goldman Sachs Natural Resources Index, an index of 107 stocks designed to measure the performance of companies in the natural resources sector.

Q. What enabled the fund to beat its indexes by such wide margins?

A. Paper stocks benefited from several positive factors during the period, including reasonable valuations, better management of supplies through the closing of unprofitable operations, industry consolidation and investors' hopes for a rebounding economy as a result of aggressive easing of interest rates by the Federal Reserve Board. Other industries in the Goldman Sachs index were not so fortunate, especially the energy group, which was hampered by falling prices for natural gas and crude oil. The S&P 500, representing the broader market, fell victim to poor performance in technology, telecommunications and utilities, all of which were plagued by overcapacity and weak demand.

Q. Can you talk a little about your management style and some of the changes you've made?

A. Sure. One factor I'd highlight is my familiarity with packaging stocks, an industry I've been covering as an analyst. I believe packaging stocks are a good complement to paper stocks because the packaging group is less volatile and less subject to cyclical forces in the economy. Paper stocks were strong for most of the period and many were beginning to get a bit pricey by early in 2002. On the other hand, I felt that most packaging stocks were still valued fairly modestly. Toward the end of the period, therefore, I rotated some assets out of paper and into packaging. I also increased the fund's exposure to European paper stocks, although they were still a relatively small part of the fund at the end of the period. I thought European paper companies might benefit from the fact that those economies didn't experience as sharp a contraction as we did in the U.S.

Q. What stocks helped the fund's performance?

A. Westvaco was the top contributor as well as a top-10 holding. The company, which manufactures coated papers and higher-end packaging products, merged with competitor Mead amid positive expectations concerning potential synergies from the union. International Paper (IP) was another holding that helped performance. As paper stocks entered a cyclical upturn, investors wanted to own IP, a large-cap bellwether for the group. South African paper company Sappi Ltd, with operations in Europe and the U.S., benefited from a drop in South Africa's currency against the U.S. dollar, which gave the company a more competitive cost structure.

Q. What holdings detracted from performance?

A. Georgia-Pacific, the fund's largest holding for much of the period, was the biggest detractor. Investors became more nervous about the company's asbestos liability after oil services company Halliburton - not one of the fund's holdings - lost an expensive asbestos lawsuit in December 2001. Furthermore, the company carried a significant debt load, and it was notified in January that its credit rating might be downgraded. I reduced our holdings to a small fraction of what they had been previously. Packaging stock Gaylord Container also performed poorly. For a while it appeared that the company might benefit from its financial leverage in an improving economy, but Gaylord's financial situation deteriorated further, and it was finally purchased by Temple Inland at a price below the level at which we bought it.

Q. What's your outlook, Vince?

A. Paper and forest stocks tend to do well in the early stages of a recovery, when investors are looking for undervalued sectors that could benefit from an improving economy. When the recovery becomes more obvious, people often sell their paper stocks and invest in more glamorous, high-growth sectors such as technology. Therefore, paper stocks could be close to the end of their recent run. On the other hand, packaging stocks, being less cyclical, could continue to benefit as the economy strengthens.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 506

Trading symbol: FSPFX

Size: as of February 28, 2002, more than
$26 million

Manager: Vincent Rivers, since October 2001; analyst, packaging and container industry, since 2001; joined Fidelity in 2000

Annual Report

Paper and Forest Products Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
AIR FREIGHT & COURIERS - 0.8%
FedEx Corp. (a)	3,800	$ 219,868
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Avery Dennison Corp.	13,100	838,400
CONTAINERS & PACKAGING - 35.7%
Ball Corp.	4,800	202,992
Caraustar Industries, Inc.	29	253
Chesapeake Corp.	2,105	58,624
Gaylord Container Corp. Class A (a)	95,500	110,780
Ivex Packaging Corp. (a)	39,000	857,610
Jefferson Smurfit Group PLC sponsored ADR	5,100	117,555
Owens-Illinois, Inc. (a)	37,800	554,904
Packaging Corp. of America (a)	91,500	1,754,970
Pactiv Corp. (a)	85,400	1,625,162
Sealed Air Corp. (a)	33,700	1,515,826
Silgan Holdings, Inc. (a)	30,400	934,496
Smurfit-Stone Container Corp. (a)	70,770	1,154,259
Temple-Inland, Inc.	7,877	438,670
TOTAL CONTAINERS & PACKAGING		9,326,101
HOUSEHOLD DURABLES - 5.6%
D.R. Horton, Inc.	15,966	637,043
Lennar Corp.	7,100	391,991
Pulte Homes, Inc.	8,300	431,102
TOTAL HOUSEHOLD DURABLES		1,460,136
HOUSEHOLD PRODUCTS - 3.4%
Kimberly-Clark Corp.	14,100	882,660
PAPER & FOREST PRODUCTS - 44.3%
Abitibi-Consolidated, Inc.	61,253	523,376
Aracruz Celulose SA sponsored ADR	27,300	567,840
Boise Cascade Corp.	30,760	1,105,822
Bowater, Inc.	10,565	544,626
Buckeye Technologies, Inc. (a)	9,900	116,325
Canfor Corp.	9,400	60,723
Cascades, Inc.	21,300	184,790
Domtar, Inc.	5,850	64,992
Georgia-Pacific Group	17,759	455,518
International Paper Co.	25,274	1,105,738
Louisiana-Pacific Corp.	39,382	397,364
M-real Oyj (B Shares)	6,000	45,359
MeadWestvaco Corp.	59,983	2,083,808
Mercer International, Inc. (SBI) (a)	20,513	130,258
Nexfor, Inc.	6,400	35,551
Norske Skogindustrier AS (A Shares)	13,900	252,090
P.H. Glatfelter Co.	10,300	177,675
Sappi Ltd. sponsored ADR	73,700	965,470
Slocan Forest Products Ltd.	11,680	74,358
Svenska Cellulosa AB (SCA) (B Shares)	6,800	219,363
Taiga Forest Products Ltd.	11,000	72,432

	Shares	Value (Note 1)
Tembec, Inc. (a)	29,300	$ 226,763
Votorantim Celulose e Papel SA (PN)	3,867,200	144,697
Wausau-Mosinee Paper Corp.	10,100	115,039
West Fraser Timber Co. Ltd.	8,500	228,124
Weyerhaeuser Co.	26,618	1,645,525
TOTAL PAPER & FOREST PRODUCTS		11,543,626
REAL ESTATE - 1.9%
Plum Creek Timber Co., Inc.	15,800	489,010
TOTAL COMMON STOCKS (Cost $21,632,028)		24,759,801
Money Market Funds - 12.2%

Fidelity Cash Central Fund, 1.83% (b) (Cost $3,172,542)	3,172,542	3,172,542
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $24,804,570)		27,932,343
NET OTHER ASSETS - (7.1)%		(1,856,134)
NET ASSETS - 100%		$ 26,076,209
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $63,866,834 and $50,927,348, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,615 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.3%
Canada	5.7
South Africa	3.7
Brazil	2.8
Norway	1.0
Others (individually less than 1%)	1.5
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $24,973,556. Net unrealized appreciation aggregated $2,958,787, of which $3,067,037 related to appreciated investment securities and $108,250 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $6,575,000 of which $1,443,000, $1,575,000 and $3,557,000 will expire on February 28, 2007, February 28, 2009 and February 28, 2010, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $787,000 of losses recognized during the period November 1, 2001 to February 28, 2002.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (cost $24,804,570) - See accompanying schedule		$ 27,932,343
Receivable for investments sold		70,373
Receivable for fund shares sold		2,093,963
Dividends receivable		29,036
Interest receivable		1,685
Redemption fees receivable		139
Total assets		30,127,539
Liabilities
Payable for investments purchased	$ 3,962,291
Payable for fund shares redeemed	55,202
Accrued management fee	9,745
Other payables and accrued expenses	24,092
Total liabilities		4,051,330
Net Assets		$ 26,076,209
Net Assets consist of:
Paid in capital		$ 30,502,992
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,554,892)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,128,109
Net Assets, for 905,919 shares outstanding		$ 26,076,209
Net Asset Value and redemption price per share ($26,076,209 ÷ 905,919 shares)		$ 28.78
Maximum offering price per share (100/97.00 of $28.78)		$ 29.67

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 398,779
Interest		43,257
Security lending		3,179
Total income		445,215
Expenses
Management fee	$ 123,970
Transfer agent fees	128,395
Accounting and security lending fees	60,474
Non-interested trustees' compensation	74
Custodian fees and expenses	31,065
Registration fees	23,524
Audit	10,672
Legal	167
Miscellaneous	6,181
Total expenses before reductions	384,522
Expense reductions	(28,018)	356,504
Net investment income (loss)		88,711
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,069,312)
Foreign currency transactions	(7,188)
Total net realized gain (loss)		(4,076,500)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,879,541
Assets and liabilities in foreign currencies	338
Total change in net unrealized appreciation (depreciation)		1,879,879
Net gain (loss)		(2,196,621)
Net increase (decrease) in net assets resulting from operations		$ (2,107,910)
Other Information Sales charges paid to FDC		$ 59,880
Deferred sales charges withheld by FDC		$ 201
Exchange fees withheld by FSC		$ 1,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 88,711	$ 131,471
Net realized gain (loss)	(4,076,500)	(272,890)
Change in net unrealized appreciation (depreciation)	1,879,879	1,559,218
Net increase (decrease) in net assets resulting from operations	(2,107,910)	1,417,799
Distributions to shareholders from net investment income	(116,411)	(112,827)
Share transactions Net proceeds from sales of shares	65,123,917	49,802,781
Reinvestment of distributions	109,622	107,680
Cost of shares redeemed	(52,284,326)	(48,471,016)
Net increase (decrease) in net assets resulting from share transactions	12,949,213	1,439,445
Redemption fees	99,216	95,887
Total increase (decrease) in net assets	10,824,108	2,840,304
Net Assets
Beginning of period	15,252,101	12,411,797
End of period (including undistributed net investment income of $0 and undistributed net investment income of $20,727, respectively)	$ 26,076,209	$ 15,252,101
Other Information Shares
Sold	2,375,816	2,090,796
Issued in reinvestment of distributions	4,116	4,538
Redeemed	(2,084,182)	(2,045,060)
Net increase (decrease)	295,750	50,274

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 25.00	$ 22.17	$ 18.45	$ 22.66	$ 21.63
Income from Investment Operations
Net investment income (loss) C	.11	.20	.20	(.03)	(.12)
Net realized and unrealized gain (loss)	3.71 F	2.64	3.26	(3.87)	3.13
Total from investment operations	3.82	2.84	3.46	(3.90)	3.01
Distributions from net investment income	(.16)	(.15)	-	-	-
In excess of net investment income	-	-	-	-	(.04)
Distributions from net realized gain	-	-	-	-	(2.07)
Distributions in excess of net realized gain	-	-	-	(.44)	-
Total distributions	(.16)	(.15)	-	(.44)	(2.11)
Redemption fees added to paid in capital C	.12	.14	.26	.13	.13
Net asset value, end of period	$ 28.78	$ 25.00	$ 22.17	$ 18.45	$ 22.66
Total Return A, B	15.82%	13.48%	20.16%	(17.01)%	15.53%
Ratios to Average Net Assets D
Expenses before expense reductions	1.82%	2.10%	1.89%	2.30%	2.18%
Expenses net of voluntary waivers, if any	1.82%	2.10%	1.89%	2.30%	2.18%
Expenses net of all reductions	1.69%	2.03%	1.74%	2.21%	2.15%
Net investment income (loss)	.42%	.86%	.85%	(.13)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,076	$ 15,252	$ 12,412	$ 10,247	$ 31,384
Portfolio turnover rate	247%	318%	383%	338%	235%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Business Services and Outsourcing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Business Services and Outsourcing	5.23%	86.92%
Select Business Services and Outsourcing (load adj.)	2.07%	81.31%
S&P 500	-9.51%	15.97%
GS Technology	-26.53%	10.99%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Business Services and Outsourcing	5.23%	16.62%
Select Business Services and Outsourcing (load adj.)	2.07%	15.75%
S&P 500	-9.51%	3.71%
GS Technology	-26.53%	2.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $18,131 - an 81.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,597 - a 15.97% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
First Data Corp.	9.7
Paychex, Inc.	8.2
Concord EFS, Inc.	5.8
Omnicom Group, Inc.	5.3
Automatic Data Processing, Inc.	4.5
State Street Corp.	3.9
Electronic Data Systems Corp.	3.8
Interpublic Group of Companies, Inc.	3.5
Accenture Ltd. Class A	3.2
Computer Sciences Corp.	3.0
50.9
Top Industries as of February 28, 2002
% of fund's net assets
Commercial Services & Supplies	54.3%
IT Consulting & Services	15.5%
Media	10.2%
Diversified Financials	6.2%
Software	4.6%
All Others *	9.2%
* Includes short-term investments and net other assets.

Annual Report

Business Services and Outsourcing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

James Morrow, Portfolio Manager of Fidelity Select Business Services and Outsourcing Portfolio

Q. How did the fund perform, James?

A. The fund did well in a very challenging period for stock investors. During the 12 months that ended February 28, 2002, the fund gained 5.23%. By comparison, the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - fell 26.53% during that same time frame. Meanwhile, the broader stock market, as measured by the Standard & Poor's 500 Index, lost 9.51%.

Q. How do you explain such significant outperformance?

A. The fund's focus on business services and outsourcing stocks was a tremendous help during a time when most other areas of the economy had difficulty. In general, the companies in this sector not only avoided sliding backwards - unlike most of the stocks in the S&P 500 - but they actually grew their earnings. The difference in earnings growth was even more pronounced when compared to the stocks in the Goldman Sachs Technology index, which struggled to recover from the bursting of the 1990s technology bubble.

Q. How did you manage the fund since taking it over last July?

A. Most of the stocks I invested in fit into one of two groups - data processing and information technology (IT) consulting. My primary focus during the period was on the processing side, where I continued to look for companies positioned to receive recurring revenues. For example, I invested in such companies as First Data, which processes credit card transactions; Concord EFS, which handles debit card purchases; and Paychex, which does payroll processing for small- and medium-sized businesses. These companies all have excellent business models and earn a small fee on every transaction they process, creating a predictable revenue stream. On the IT consulting side, meanwhile, I was generally less enthusiastic. It was harder to identify companies in this area with solid business models and attractive valuations. Nevertheless, I did invest in individual stocks that I thought were best positioned for future success.

Q. What stocks most helped fund results?

A. First Data, which I just mentioned, was the fund's largest holding at the end of the period and the strongest contributor to performance. The company benefited from the overall growth in credit card use. It also finally began realizing benefits from an internal restructuring started in the late 1990s. Another stock I talked about - Concord EFS - also provided a significant boost to fund results. Concord EFS is the leader in debit-card transaction processing, the fastest growing segment of the card-processing business and a significant source of earnings for the company during the period. Also helping performance was Accenture, a leading IT consulting business. When it became clear the economy was recovering quicker than expected, investors thought Accenture might soon benefit from an increase in corporate IT budgets.

Q. Were you disappointed by any of the fund's investments?

A. Yes, I was. The worst performing stock for the fund was Amdocs, which provides software and consulting services to the wireless telecommunications industry. Telecom companies were badly beaten up during the past year and had to cut their capital spending, which really hurt Amdocs' earnings and stock price. Another technology consulting company, Computer Sciences, hurt fund results as well. The company's stock was hit hard in March 2001, after the company announced its quarterly earnings would be much less than analysts expected. Interpublic Group, a large ad agency, was a third disappointment. The slow economy meant that few companies had money to spend on advertising, and the slowdown cut into Interpublic's profits.

Q. What's your outlook, James?

A. I'm optimistic about the continued growth potential of business services and outsourcing stocks. They have provided extremely steady earnings and significant relative stock price performance. But in the short term, during a slowing economy, this steadiness can be a double-edged sword. It's great when most other stocks are struggling, but it can put the steady earner at a disadvantage when other stocks are recovering from a cyclical downturn such as what we've just seen. I'm looking to prepare the fund for both scenarios - adding outsourcing stocks positioned to benefit from a potential economic recovery, while continuing to invest in the types of stocks that served the fund well this past year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: February 4, 1998

Fund number: 353

Trading symbol: FBSOX

Size: as of February 28, 2002, more than
$63 million

Manager: James Morrow, since 2001; analyst, broadcasting and wireless towers industries, since 1999; joined Fidelity in 1999

Annual Report

Business Services and Outsourcing Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1)
BANKS - 1.0%
Bank One Corp.	3,000	$ 107,520
Cathay Bancorp, Inc.	1,300	84,826
Huntington Bancshares, Inc.	6,700	123,615
Investors Financial Services Corp.	4,100	284,868
TOTAL BANKS		600,829
COMMERCIAL SERVICES & SUPPLIES - 54.3%
Aramark Corp. Class B	5,900	151,040
Automatic Data Processing, Inc.	54,200	2,856,882
Banta Corp.	12,600	420,588
Ceridian Corp. (a)	48,600	903,960
Certegy, Inc. (a)	39,900	1,482,285
ChoicePoint, Inc. (a)	13,350	710,220
Cintas Corp.	18,900	837,081
Coinstar, Inc. (a)	6,400	190,720
Concord EFS, Inc. (a)	122,600	3,681,678
Cross Country, Inc.	5,400	145,260
DST Systems, Inc. (a)	28,500	1,188,165
Dun & Bradstreet Corp. (a)	17,800	697,760
eFunds Corp. (a)	54,400	950,912
Exult, Inc. (a)	129,400	1,418,224
First Data Corp.	75,600	6,162,911
Global Payments, Inc.	7,500	229,275
IMS Health, Inc.	89,000	1,780,000
Iron Mountain, Inc. (a)	7,050	225,389
Manpower, Inc.	12,700	425,831
National Processing, Inc. (a)	60,600	1,593,780
NCO Group, Inc. (a)	6,200	155,186
Paychex, Inc.	140,987	5,209,470
Right Management Consultants, Inc. (a)	17,100	428,184
Robert Half International, Inc. (a)	32,700	850,527
Sabre Holdings Corp. Class A (a)	17,000	748,170
Viad Corp.	38,200	951,180
TOTAL COMMERCIAL SERVICES & SUPPLIES		34,394,678
COMMUNICATIONS EQUIPMENT - 0.3%
Crown Castle International Corp. (a)	33,700	209,277
DIVERSIFIED FINANCIALS - 6.2%
J.P. Morgan Chase & Co.	5,200	152,100
Providian Financial Corp.	20,900	81,301
SEI Investments Co.	21,600	857,520
State Street Corp.	48,200	2,443,740
Stilwell Financial, Inc.	18,000	410,580
TOTAL DIVERSIFIED FINANCIALS		3,945,241

	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 0.8%
American Healthways, Inc. (a)	4,200	$ 79,548
AMN Healthcare Services, Inc.	10,000	262,500
U.S. Physical Therapy, Inc. (a)	9,100	136,955
TOTAL HEALTH CARE PROVIDERS & SERVICES		479,003
INSURANCE - 0.1%
American International Group, Inc.	1,200	88,764
INTERNET SOFTWARE & SERVICES - 1.5%
InterCept, Inc. (a)	24,300	945,270
Netzee, Inc. (a)	44,450	23,336
TOTAL INTERNET SOFTWARE & SERVICES		968,606
IT CONSULTING & SERVICES - 15.5%
Accenture Ltd. Class A	78,600	2,058,534
Acxiom Corp. (a)	16,800	245,280
Affiliated Computer Services, Inc. Class A (a)	20,400	997,764
Computer Sciences Corp. (a)	39,700	1,886,147
Electronic Data Systems Corp.	40,700	2,402,521
KPMG Consulting, Inc.	51,200	897,536
SunGard Data Systems, Inc. (a)	42,900	1,324,323
TOTAL IT CONSULTING & SERVICES		9,812,105
MEDIA - 10.2%
Catalina Marketing Corp. (a)	4,200	151,536
Emmis Communications Corp. Class A (a)	1,400	37,548
Interpublic Group of Companies, Inc.	80,603	2,192,402
Lamar Advertising Co. Class A (a)	16,400	654,196
Omnicom Group, Inc.	36,039	3,371,088
Univision Communications, Inc. Class A (a)	900	37,116
TOTAL MEDIA		6,443,886
SOFTWARE - 4.6%
Advent Software, Inc. (a)	10,300	499,653
Amdocs Ltd. (a)	49,800	1,406,850
EPIQ Systems, Inc. (a)	12,700	242,443
Fair, Isaac & Co., Inc.	3,900	239,265
Vastera, Inc. (a)	38,000	498,180
TOTAL SOFTWARE		2,886,391
TOTAL COMMON STOCKS (Cost $50,205,046)		59,828,780
Money Market Funds - 14.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	4,685,299	$ 4,685,299
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	4,711,800	4,711,800
TOTAL MONEY MARKET FUNDS (Cost $9,397,099)		9,397,099
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $59,602,145)		69,225,879
NET OTHER ASSETS - (9.3)%		(5,899,734)
NET ASSETS - 100%		$ 63,326,145
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $85,547,783 and $73,573,967, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,577 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,910,000. The weighted average interest rate was 4.79%. At period end there were no bank borrowings outstanding.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $60,163,871. Net unrealized appreciation aggregated $9,062,008, of which $11,033,241 related to appreciated investment securities and $1,971,233 related to depreciated investment securities.

The fund hereby designates approximately $685,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $205,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Business Services and Outsourcing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $4,505,314) (cost $59,602,145) - See accompanying schedule		$ 69,225,879
Receivable for investments sold		2,489
Receivable for fund shares sold		90,291
Dividends receivable		24,591
Interest receivable		5,370
Redemption fees receivable		86
Other receivables		922
Total assets		69,349,628
Liabilities
Payable for investments purchased	$ 975,802
Payable for fund shares redeemed	266,871
Accrued management fee	30,028
Other payables and accrued expenses	38,982
Collateral on securities loaned, at value	4,711,800
Total liabilities		6,023,483
Net Assets		$ 63,326,145
Net Assets consist of:
Paid in capital		$ 54,578,385
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(875,974)
Net unrealized appreciation (depreciation) on investments		9,623,734
Net Assets, for 4,163,721 shares outstanding		$ 63,326,145
Net Asset Value and redemption price per share ($63,326,145 ÷ 4,163,721 shares)		$ 15.21
Maximum offering price per share (100/97.00 of $15.21)		$ 15.68
Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 165,727
Interest		160,332
Security lending		2,866
Total income		328,925
Expenses
Management fee	$ 292,354
Transfer agent fees	298,878
Accounting and security lending fees	60,652
Non-interested trustees' compensation	169
Custodian fees and expenses	11,887
Registration fees	30,547
Audit	14,660
Legal	421
Interest	387
Miscellaneous	6,624
Total expenses before reductions	716,579
Expense reductions	(14,361)	702,218
Net investment income (loss)		(373,293)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(550,809)
Foreign currency transactions	(770)
Total net realized gain (loss)		(551,579)
Change in net unrealized appreciation (depreciation) on investment securities		248,991
Net gain (loss)		(302,588)
Net increase (decrease) in net assets resulting from operations		$ (675,881)
Other Information Sales charges paid to FDC		$ 102,695
Deferred sales charges withheld by FDC		$ 35
Exchange fees withheld by FSC		$ 8,175

See accompanying notes which are an integral part of the financial statements.

Annual Report

Business Services and Outsourcing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (373,293)	$ (299,630)
Net realized gain (loss)	(551,579)	3,384,305
Change in net unrealized appreciation (depreciation)	248,991	2,538,628
Net increase (decrease) in net assets resulting from operations	(675,881)	5,623,303
Distributions to shareholders from net realized gain	(684,912)	(4,201,210)
Share transactions Net proceeds from sales of shares	77,070,522	43,182,147
Reinvestment of distributions	661,779	4,032,564
Cost of shares redeemed	(68,344,314)	(45,860,913)
Net increase (decrease) in net assets resulting from share transactions	9,387,987	1,353,798
Redemption fees	133,314	111,366
Total increase (decrease) in net assets	8,160,508	2,887,257
Net Assets
Beginning of period	55,165,637	52,278,380
End of period	$ 63,326,145	$ 55,165,637
Other Information Shares
Sold	5,225,554	3,041,000
Issued in reinvestment of distributions	49,608	310,017
Redeemed	(4,875,413)	(3,320,293)
Net increase (decrease)	399,749	30,724

Financial Highlights

Years ended February 28,	2002	2001	2000 I	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 14.00	$ 13.57	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.09)	(.05) F	(.11)	-
Net realized and unrealized gain (loss)	.81 J	2.00	1.69	2.92	.89
Total from investment operations	.70	1.91	1.64	2.81	.89
Distributions from net realized gain	(.19)	(1.28)	(1.23)	(.16)	-
Redemption fees added to paid in capital E	.04	.03	.02	.03	-
Net asset value, end of period	$ 15.21	$ 14.66	$ 14.00	$ 13.57	$ 10.89
Total Return B, C, D	5.23%	15.21%	12.15%	26.23%	8.90%
Ratios to Average Net Assets H
Expenses before expense reductions	1.42%	1.54%	1.50%	1.66%	7.72% A
Expenses net of voluntary waivers, if any	1.42%	1.54%	1.50%	1.66%	2.50% A
Expenses net of all reductions	1.39%	1.51%	1.48%	1.64%	2.50% A
Net investment income (loss)	(.74)%	(.67)%	(.37)%	(.91)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,326	$ 55,166	$ 52,278	$ 64,123	$ 15,915
Portfolio turnover rate	159%	123%	54%	115%	36% A

A Annualized B Total returns for periods of less than one year are not annualized C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to .05 per share. G For the period February 4, 1998 (commencement of operations) to February 28, 1998. H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. I For the year ended February 29. J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Computers	-20.77%	56.39%	396.86%
Select Computers (load adj.)	-23.15%	51.69%	381.95%
S&P 500	-9.51%	50.03%	228.19%
GS Technology	-26.53%	48.42%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Computers	-20.77%	9.36%	17.39%
Select Computers (load adj.)	-23.15%	8.69%	17.03%
S&P 500	-9.51%	8.54%	12.66%
GS Technology	-26.53%	8.22%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $48,195 - a 381.95% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Microsoft Corp.	9.9
Apple Computer, Inc.	8.4
Dell Computer Corp.	6.2
Intel Corp.	5.3
International Business Machines Corp.	4.3
Analog Devices, Inc.	3.2
Agilent Technologies, Inc.	3.1
Fairchild Semiconductor International, Inc. Class A	2.7
Marvell Technology Group Ltd.	2.4
Tech Data Corp.	2.2
47.7
Top Industries as of February 28, 2002
% of fund's net assets
Semiconductor Equipment & Products	33.1%
Computers & Peripherals	21.2%
Software	18.2%
Electronic Equipment & Instruments	9.5%
Communications Equipment	4.9%
All Others*	13.1%
* Includes short-term investments and net other assets.

Annual Report

Computers Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Christian Zann became Portfolio Manager of Fidelity Select Computers Portfolio on February 15, 2002.

Q. How did the fund perform, Christian?

A. For the 12 months that ended February 28, 2002, the fund returned -20.77%, outperforming the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - which fell 26.53%. During the same period, the Standard & Poor's 500 Index declined 9.51%.

Q. Why did the fund have such a tough time during the past year, yet still manage to outperform the Goldman Sachs index?

A. Stocks related to the computer industry faced a stiff headwind from weak end demand due to a slowing economy and overcapacity resulting from the late 1990s investment boom, which prompted corporate customers to slash their information technology (IT) budgets, particularly for telecommunications equipment and computer hardware. However, despite this challenging backdrop, there were some pockets of strength where we were able to establish an advantage over the index. We benefited the most from positioning the fund for a cyclical recovery in semiconductors. Increasing the fund's weighting in small-to-mid-cap chip stocks during the spring as they corrected proved wise, as names such as Marvell Technology and Fairchild Semiconductor rebounded strongly when investors sensed an inventory snap-back and eventual improvement in the economy. Within this strategy, we emphasized stocks with compelling new product cycles, most notably NVIDIA, which posted triple-digit gains and was easily the fund's top contributor. Outside of semiconductors, we also benefited from adding exposure early in the period to some of the more aggressive enterprise software stocks - including PeopleSoft - that we felt were oversold, and taking some profits during the late spring when it became clear that valuations were becoming overextended given still-weak company fundamentals.

Q. What were some other strategies that helped?

A. Assuming an increasingly conservative posture helped during the summer, as the prospects for economic recovery waned. We extended our lead over the index by focusing on less-volatile names within the computer hardware space that we felt could buck the depressed IT spending cycle and better weather the slowdown. Dell, for example, continued to ride its growing dominance over a shrinking PC market, while Apple benefited from its reasonable valuation, the company's pending launch of its newly redesigned iMac desktop, and its strong balance sheet.

Q. What moves dampened results?

A. While we had several good picks of stable growth companies that held up well, we were hurt by not owning more of them on average. We shed some relative performance by remaining underweighted in software stocks such as Microsoft, which performed nicely. I subsequently raised the weighting in Microsoft considerably, as I felt the stock offered a good value given its upside potential and somewhat limited downside risk. On the hardware front, we lost ground by not owning enough IBM, where I also increased exposure based largely on the growing trend toward vendor consolidation and the company's strides in both IT services and software. Further, the fund suffered by having very little exposure to IT services firms, such as data-processing giant First Data, which continued to benefit from the ongoing shift toward outsourcing, stable earnings growth and relatively attractive valuations. Finally, we were too aggressive in the lagging telecom equipment space, which left us holding sizable stakes in a handful of stocks, including CIENA and Redback Networks, that suffered precipitous declines.

Q. What's your outlook?

A. I'm comfortable maintaining a more defensive stance until I see clear signs that IT spending is picking up, which I don't expect to occur until at least the second half of 2002. So, until I feel like we're closer to recovery, I'd rather focus on uncovering quality companies with improving earnings, that are taking increasingly larger shares of companies' IT budgets, and whose stocks are more reasonably priced. I remain particularly interested in firms poised to benefit from secular trends and/or new product cycles. I'm cautious on semiconductor stocks at current prices simply because end demand needs to improve to help keep the supply chain working. Right now, the near-term prospects for the companies that buy these chips - the PC, handset and telecom equipment makers - remain challenging.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 007

Trading symbol: FDCPX

Size: as of February 28, 2002, more than $966 million

Manager: Christian Zann, since February 2002; manager, Fidelity Select Software and Computer Services Portfolio, since December 2001; Fidelity Select Natural Gas Portfolio, 1999-2001; joined Fidelity in 1996

Annual Report

Computers Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.5%
Mercury Computer Systems, Inc. (a)	155,000	$ 4,969,300
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Concord EFS, Inc. (a)	285,300	8,567,559
COMMUNICATIONS EQUIPMENT - 4.8%
Avocent Corp. (a)	430,000	10,130,800
Brocade Communications System, Inc. (a)	645,200	14,175,044
Crown Castle International Corp. (a)	565,000	3,508,650
JDS Uniphase Corp. (a)	1,115,000	5,407,750
Netscreen Technologies, Inc.	327,600	4,583,124
Nokia Corp. sponsored ADR	225,000	4,673,250
Polycom, Inc. (a)	160,000	3,894,400
Tellium, Inc.	212,000	443,080
TOTAL COMMUNICATIONS EQUIPMENT		46,816,098
COMPUTERS & PERIPHERALS - 21.2%
Apple Computer, Inc. (a)	3,753,100	81,442,270
Dell Computer Corp. (a)	2,447,000	60,416,430
International Business Machines Corp.	421,000	41,308,520
Lexmark International, Inc. Class A (a)	189,800	9,434,958
NCR Corp. (a)	181,700	7,595,060
Storage Technology Corp. (a)	235,000	4,512,000
TOTAL COMPUTERS & PERIPHERALS		204,709,238
CONSTRUCTION & ENGINEERING - 0.1%
SBA Communications Corp. Class A (a)	489,500	1,174,800
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (d)	11,600	2,900
ELECTRONIC EQUIPMENT & INSTRUMENTS - 9.5%
Agilent Technologies, Inc. (a)	962,100	29,969,415
Arrow Electronics, Inc. (a)	686,000	18,384,800
Diebold, Inc.	385,000	14,052,500
Tech Data Corp. (a)	465,000	21,297,000
Tektronix, Inc. (a)	325,000	7,770,750
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		91,474,465
INTERNET & CATALOG RETAIL - 1.7%
Insight Enterprises, Inc. (a)	442,112	9,434,670
Ticketmaster Class B (a)	275,000	6,600,000
TOTAL INTERNET & CATALOG RETAIL		16,034,670
MEDIA - 1.0%
Macrovision Corp. (a)	310,000	7,238,500
TiVo, Inc. (a)	500,000	2,625,000
TOTAL MEDIA		9,863,500
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 33.1%
Agere Systems, Inc. Class A	1,750,000	7,000,000

	Shares	Value (Note 1)
Altera Corp. (a)	445,800	$ 8,501,406
Analog Devices, Inc. (a)	840,200	31,263,842
Applied Micro Circuits Corp. (a)	938,700	7,218,603
Cypress Semiconductor Corp. (a)	454,500	9,021,825
Elantec Semiconductor, Inc. (a)	125,000	3,827,500
Fairchild Semiconductor International, Inc. Class A (a)	1,008,500	25,968,875
Integrated Circuit Systems, Inc. (a)	811,300	15,017,163
Integrated Device Technology, Inc. (a)	550,000	14,063,500
Intel Corp.	1,800,000	51,390,000
Intersil Corp. Class A (a)	146,400	4,061,136
LAM Research Corp. (a)	300,000	6,492,000
Lattice Semiconductor Corp. (a)	1,039,800	17,863,764
LSI Logic Corp. (a)	729,500	10,935,205
Marvell Technology Group Ltd. (a)	742,500	22,787,325
Micrel, Inc. (a)	250,000	5,020,000
Micron Technology, Inc. (a)	589,300	18,945,995
National Semiconductor Corp. (a)	548,300	13,789,745
NVIDIA Corp. (a)	315,000	16,068,150
PMC-Sierra, Inc. (a)	250,000	3,652,500
SONICblue, Inc. (a)	500,000	1,555,000
Texas Instruments, Inc.	125,000	3,668,750
Vitesse Semiconductor Corp. (a)	670,000	4,703,400
Xilinx, Inc. (a)	483,800	17,378,096
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		320,193,780
SOFTWARE - 18.1%
BEA Systems, Inc. (a)	300,000	3,813,000
Cadence Design Systems, Inc. (a)	821,400	17,372,610
Computer Associates International, Inc.	614,506	10,004,158
Compuware Corp. (a)	1,680,200	19,171,082
Microsoft Corp. (a)	1,634,900	95,380,065
Numerical Technologies, Inc. (a)	863,250	11,533,020
Red Hat, Inc. (a)	1,254,467	7,388,811
Sybase, Inc. (a)	618,700	10,437,469
TOTAL SOFTWARE		175,100,215
SPECIALTY RETAIL - 2.5%
CDW Computer Centers, Inc. (a)	376,500	19,879,200
PC Connection, Inc. (a)	532,100	4,602,665
TOTAL SPECIALTY RETAIL		24,481,865
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
American Tower Corp. Class A (a)	755,000	3,654,200
TOTAL COMMON STOCKS (Cost $905,980,477)		907,042,590
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.1%
Procket Networks, Inc. Series C (d)	233,000	466,000
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (d)	15,000	$ 117,450
SOFTWARE - 0.0%
Monterey Design Systems Series E (d)	298,000	199,660
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,440,608)		783,110
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $845,000)	-	$ 845,000	984,425
Money Market Funds - 7.4%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	65,449,588	65,449,588
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	5,953,700	5,953,700
TOTAL MONEY MARKET FUNDS (Cost $71,403,288)		71,403,288
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $983,669,373)		980,213,413
NET OTHER ASSETS - (1.4)%		(13,978,107)
NET ASSETS - 100%		$ 966,235,306
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $984,425 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,575,000
Monterey Design Systems Series E	11/1/00	$ 1,564,500
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,301,108
TeraBeam Networks	4/7/00	$ 43,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,354,219,918 and $2,529,256,649, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $265,321 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $786,010 or 0.1% of net assets.

Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $1,009,292,352. Net unrealized depreciation aggregated $29,078,939, of which $107,735,206 related to appreciated investment securities and $136,814,145 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $758,270,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $88,130,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $4,863,657) (cost $983,669,373) - See accompanying schedule		$ 980,213,413
Cash		721,605
Receivable for investments sold		10,781,486
Receivable for fund shares sold		434,402
Dividends receivable		126,965
Interest receivable		95,924
Redemption fees receivable		590
Other receivables		4,926
Total assets		992,379,311
Liabilities
Payable for investments purchased	$ 16,861,269
Payable for fund shares redeemed	2,447,133
Accrued management fee	506,379
Other payables and accrued expenses	375,524
Collateral on securities loaned, at value	5,953,700
Total liabilities		26,144,005
Net Assets		$ 966,235,306
Net Assets consist of:
Paid in capital		$ 1,835,922,354
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(866,231,088)
Net unrealized appreciation (depreciation) on investments		(3,455,960)
Net Assets, for 29,525,568 shares outstanding		$ 966,235,306
Net Asset Value and redemption price per share ($966,235,306 ÷ 29,525,568 shares)		$ 32.73
Maximum offering price per share (100/97.00 of $32.73)		$ 33.74

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 946,006
Interest		3,431,601
Security lending		92,475
Total income		4,470,082
Expenses
Management fee	$ 7,208,269
Transfer agent fees	6,763,223
Accounting and security lending fees	633,103
Non-interested trustees' compensation	3,889
Custodian fees and expenses	47,350
Registration fees	54,891
Audit	55,297
Legal	14,504
Miscellaneous	133,103
Total expenses before reductions	14,913,629
Expense reductions	(755,074)	14,158,555
Net investment income (loss)		(9,688,473)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(493,554,907)
Foreign currency transactions	(279)
Total net realized gain (loss)		(493,555,186)
Change in net unrealized appreciation (depreciation) on investment securities		219,037,795
Net gain (loss)		(274,517,391)
Net increase (decrease) in net assets resulting from operations		$ (284,205,864)
Other Information Sales charges paid to FDC		$ 708,871
Deferred sales charges withheld by FDC		$ 3,118
Exchange fees withheld by FSC		$ 51,030

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,688,473)	$ (16,069,022)
Net realized gain (loss)	(493,555,186)	250,293,400
Change in net unrealized appreciation (depreciation)	219,037,795	(2,244,766,927)
Net increase (decrease) in net assets resulting from operations	(284,205,864)	(2,010,542,549)
Distributions to shareholders from net realized gain	-	(337,006,858)
Distributions to shareholders in excess of net realized gain	-	(282,945,629)
Total distributions	-	(619,952,487)
Share transactions Net proceeds from sales of shares	184,908,294	723,545,072
Reinvestment of distributions	-	599,005,988
Cost of shares redeemed	(406,828,808)	(1,045,553,725)
Net increase (decrease) in net assets resulting from share transactions	(221,920,514)	276,997,335
Redemption fees	281,349	1,362,683
Total increase (decrease) in net assets	(505,845,029)	(2,352,135,018)
Net Assets
Beginning of period	1,472,080,335	3,824,215,353
End of period	$ 966,235,306	$ 1,472,080,335
Other Information Shares
Sold	4,682,079	7,063,525
Issued in reinvestment of distributions	-	10,369,620
Redeemed	(10,789,516)	(11,687,755)
Net increase (decrease)	(6,107,437)	5,745,390

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 41.31	$ 127.95	$ 68.37	$ 41.08	$ 48.25
Income from Investment Operations
Net investment income (loss) C	(.30)	(.51)	(.41)	(.29)	(.32)
Net realized and unrealized gain (loss)	(8.29)	(64.38)	74.86	27.39	6.42
Total from investment operations	(8.59)	(64.89)	74.45	27.10	6.10
Distributions from net realized gain	-	(11.85)	(14.92)	-	(10.64)
Distributions in excess of net realized gain	-	(9.94)	-	-	(2.75)
Total distributions	-	(21.79)	(14.92)	-	(13.39)
Redemption fees added to paid in capital C	.01	.04	.05	.19	.12
Net asset value, end of period	$ 32.73	$ 41.31	$ 127.95	$ 68.37	$ 41.08
Total Return A, B	(20.77)%	(55.11)%	119.58%	66.43%	20.33%
Ratios to Average Net Assets D
Expenses before expense reductions	1.19%	.96%	1.07%	1.25%	1.40%
Expenses net of voluntary waivers, if any	1.19%	.96%	1.07%	1.25%	1.40%
Expenses net of all reductions	1.13%	.95%	1.05%	1.23%	1.34%
Net investment income (loss)	(.77)%	(.52)%	(.47)%	(.54)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 966,235	$ 1,472,080	$ 3,824,215	$ 1,831,435	$ 785,465
Portfolio turnover rate	206%	100%	129%	133%	333%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-37.43%	54.10%	221.43%
Select Developing Communications (load adj.)	-39.30%	49.48%	211.79%
S&P 500	-9.51%	50.03%	228.19%
GS Technology	-26.53%	48.42%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-37.43%	9.03%	12.39%
Select Developing Communications (load adj.)	-39.30%	8.37%	12.04%
S&P 500	-9.51%	8.54%	12.66%
GS Technology	-26.53%	8.22%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $31,179 - a 211.79% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
AT&T Corp.	8.2
AOL Time Warner, Inc.	6.8
Comcast Corp. Class A (special)	6.7
Vodafone Group PLC sponsored ADR	6.6
Sprint Corp. - PCS Group Series 1	5.2
Lucent Technologies, Inc.	4.3
BellSouth Corp.	3.6
Liberty Media Corp. Class A	3.2
Microsoft Corp.	3.1
ALLTEL Corp.	2.9
50.6
Top Industries as of February 28, 2002
% of fund's net assets
Media	27.3%
Diversified Telecommunication Services	20.9%
Wireless Telecommunication Services	20.0%
Communications Equipment	16.8%
Software	5.9%
All Others*	9.1%
* Includes short-term investments and net other assets.

Annual Report

Developing Communications Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Developing Communications Portfolio

Q. How did the fund perform, Shep?

A. It continued to be a challenging environment for technology and developing communications stocks. For the 12 months that ended February 28, 2002, the fund returned -37.43%. The Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - declined 26.53% during the same period, while the Standard & Poor's 500 Index returned -9.51%.

Q. What factors hurt the fund's investments during the period?

A. Mostly the same negative trends that brought the technology sector down - a slowing economy, excess capacity and lower technology spending in general. The fund invests primarily in both wireline and wireless stocks, the latter of which suffered from saturated penetration levels. On the wireline side, companies such as AT&T, Sprint and Worldcom suffered from wireless cannibalization of their profitable long-distance businesses. The fund's emphasis on wireline and wireless stocks hurt relative to the Goldman Sachs index.

Q. Were there any pockets of the sector that offered refuge?

A. There were no safe havens in technology-related telecommunications during the period, so I tried to steer the fund toward companies that I thought would be survivors - companies with good cash flow, reasonable debt levels and relatively stable business profiles. This strategy led me to a number of the regional Bell operating companies - including BellSouth, Verizon and SBC Communications - as well as to cable television companies such as Comcast, which is involved in the rollout of next generation cable modems, digital cable and cable telephony. These stocks brought mixed results, but I liked their positioning going forward.

Q. You mentioned that you were looking for companies with reasonable debt levels. Why was this important to you?

A. When the economy and equity markets are struggling, it's not a good time to be highly leveraged. The market zeroes in on your ability to pay off that debt. Companies in the developing communications group tend to borrow sizable sums of capital because building a communications network - and connecting that network to every end user - costs billions of dollars. It's a massive undertaking. I focused on companies that I felt had manageable debt levels.

Q. The fund's top-five holdings at the end of the period were AT&T, AOL Time Warner, Comcast, Vodafone and Sprint PCS. Why did you like these names?

A. AT&T and Comcast are intertwined in that Comcast is in the process of buying AT&T's cable business, which could be a good step for shareholders of both companies. I liked AOL Time Warner because it's such a respected media and entertainment company, and could gain steam as the economy rebounds and advertising spending rises. U.K.-based Vodafone appealed to me because it is the No. 1 wireless carrier in many of the countries in which it operates, and its balance sheet is relatively strong. Finally, Sprint PCS was beaten down earlier in the period due to declining fundamentals and it was highly leveraged, but I bought the stock because I thought its prospects were better than perceived. Each of these stocks fell in value during the period.

Q. Which stocks helped performance during the period?

A. VoiceStream Wireless was the fund's best individual performer during the period, as the stock got a boost when it was acquired by Deutsche Telekom. Enterprise networking stock Cabletron - now known as Enterasys - also performed well, as did Texas Instruments, which supplies semiconductor chips to cellular handset makers. European cellular giant Nokia did a great job of continuing to gain market share in a very tough environment.

Q. What's your outlook?

A. It's going to take some time for this sector to rebound, and many investors may give up on waiting and decide to avoid developing communications stocks altogether. To me, this sort of capitulation could provide some great buying opportunities. It may not seem like it now, but there should be long-term winners in this sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 29, 1990

Fund number: 518

Trading symbol: FSDCX

Size: as of February 28, 2002, more than
$592 million

Manager: Shep Perkins, since 2001; manager, Fidelity Select Wireless Portfolio, since 2000; Fidelity Select Utilities Growth Portfolio, since March 2002; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

Annual Report

Developing Communications Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.5%
Mercury Computer Systems, Inc. (a)	101,600	$ 3,257,296
COMMUNICATIONS EQUIPMENT - 16.8%
Andrew Corp. (a)	210,500	3,538,505
Cisco Systems, Inc. (a)	576,100	8,220,947
Comverse Technology, Inc. (a)	170,400	2,666,760
Crown Castle International Corp. (a)	1,099,500	6,827,895
Enterasys Networks, Inc. (a)	1,168,000	4,146,400
Lucent Technologies, Inc.	4,538,500	25,370,215
Motorola, Inc.	1,225,900	15,936,700
Nokia Corp. sponsored ADR	504,800	10,484,696
QUALCOMM, Inc. (a)	348,100	11,574,325
SpectraLink Corp. (a)	104,000	964,080
SpectraSite Holdings, Inc. (a)	1,521,000	1,946,880
Telefonaktiebolaget LM Ericsson AB sponsored ADR	861,900	3,637,218
Tellium, Inc.	1,996,900	4,173,521
TOTAL COMMUNICATIONS EQUIPMENT		99,488,142
COMPUTERS & PERIPHERALS - 0.0%
I.I.S. Intelligent Information Systems Ltd. warrants 5/16/02 (a)	7,059	6,071
CONSTRUCTION & ENGINEERING - 0.1%
SBA Communications Corp. Class A (a)	299,400	718,560
DIVERSIFIED TELECOMMUNICATION SERVICES - 20.9%
ALLTEL Corp.	311,800	17,351,670
AT&T Corp.	3,110,700	48,340,278
BellSouth Corp.	551,300	21,368,388
IDT Corp.	187,500	3,084,375
Korea Telecom Corp. sponsored ADR	241,100	5,376,530
Network Plus Corp. (a)	700,000	157,500
Qwest Communications International, Inc.	768,900	6,689,430
SBC Communications, Inc.	263,700	9,978,408
Verizon Communications, Inc.	246,600	11,540,880
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		123,887,459
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Amphenol Corp. Class A (a)	159,200	6,715,056
Arrow Electronics, Inc. (a)	98,500	2,639,800
AVX Corp.	184,100	3,326,687
Vishay Intertechnology, Inc. (a)	211,800	3,750,978
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		16,432,521
INTERNET SOFTWARE & SERVICES - 1.6%
Yahoo!, Inc. (a)	670,400	9,693,984

	Shares	Value (Note 1)
MEDIA - 27.3%
Adelphia Communications Corp. Class A	211,300	$ 4,638,035
AOL Time Warner, Inc. (a)	1,624,400	40,285,120
Cablevision Systems Corp. - NY Group Class A (a)	157,700	5,661,430
Charter Communications, Inc. Class A (a)	914,600	9,511,840
Comcast Corp. Class A (special) (a)	1,166,700	39,516,129
Cox Communications, Inc. Class A (a)	377,800	13,921,930
EchoStar Communications Corp. Class A (a)	470,800	12,297,296
Gemstar-TV Guide International, Inc. (a)	516,200	9,441,298
General Motors Corp. Class H (a)	152,700	2,252,325
Liberty Media Corp. Class A (a)	1,478,000	18,918,400
Pegasus Communications Corp. Class A (a)	337,200	1,345,428
USA Networks, Inc. (a)	138,700	4,099,972
TOTAL MEDIA		161,889,203
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
Atmel Corp. (a)	877,300	6,342,879
Intersil Corp. Class A (a)	62,000	1,719,880
NVIDIA Corp. (a)	75,500	3,851,255
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		11,914,014
SOFTWARE - 5.9%
Computer Associates International, Inc.	98,800	1,608,464
Legato Systems, Inc. (a)	244,300	2,357,495
Microsoft Corp. (a)	317,100	18,499,614
PeopleSoft, Inc. (a)	105,300	3,061,071
VERITAS Software Corp. (a)	264,700	9,394,203
TOTAL SOFTWARE		34,920,847
WIRELESS TELECOMMUNICATION SERVICES - 20.0%
AirGate PCS, Inc. (a)	31,300	287,334
America Movil SA de CV sponsored ADR	193,300	3,498,730
American Tower Corp. Class A (a)	2,353,600	11,391,424
AT&T Wireless Services, Inc. (a)	1,085,629	10,953,997
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	242,100	3,491,082
Nextel Communications, Inc. Class A (a)	2,707,300	13,509,427
Nextel Partners, Inc. Class A (a)	622,900	3,338,744
Sprint Corp. - PCS Group Series 1 (a)	3,304,000	30,562,000
Triton PCS Holdings, Inc. Class A (a)	245,100	2,196,096
Vodafone Group PLC sponsored ADR	2,055,600	39,056,400
TOTAL WIRELESS TELECOMMUNICATION SERVICES		118,285,234
TOTAL COMMON STOCKS (Cost $761,552,111)		580,493,331
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (c) (Cost $1,293,756)	131,000	$ 262,000
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 1.83% (b)	13,831,638	13,831,638
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	29,738,900	29,738,900
TOTAL MONEY MARKET FUNDS (Cost $43,570,538)		43,570,538
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $806,416,405)		624,325,869
NET OTHER ASSETS - (5.3)%		(31,622,468)
NET ASSETS - 100%		$ 592,703,401
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	12/26/00	$ 1,293,756
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,764,252,328 and $2,000,266,226, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $141,692 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $262,000 or 0% of net assets.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.9%
United Kingdom	6.6
Finland	1.8
Others (individually less than 1%)	2.7
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $821,897,105. Net unrealized depreciation aggregated $197,571,236, of which $6,947,846 related to appreciated investment securities and $204,519,082 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $1,160,493,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $37,212,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $27,828,858) (cost $806,416,405) - See accompanying schedule		$ 624,325,869
Receivable for fund shares sold		253,387
Dividends receivable		155,718
Interest receivable		32,966
Redemption fees receivable		8
Other receivables		7,064
Total assets		624,775,012
Liabilities
Payable for fund shares redeemed	$ 1,620,262
Accrued management fee	295,466
Other payables and accrued expenses	416,983
Collateral on securities loaned, at value	29,738,900
Total liabilities		32,071,611
Net Assets		$ 592,703,401
Net Assets consist of:
Paid in capital		$ 1,987,979,824
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,213,185,887)
Net unrealized appreciation (depreciation) on investments		(182,090,536)
Net Assets, for 39,556,513 shares outstanding		$ 592,703,401
Net Asset Value and redemption price per share ($592,703,401 ÷ 39,556,513 shares)		$ 14.98
Maximum offering price per share (100/97.00 of $14.98)		$ 15.44

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 3,379,914
Interest		2,667,662
Security lending		329,826
Total income		6,377,402
Expenses
Management fee	$ 5,466,112
Transfer agent fees	6,129,081
Accounting and security lending fees	524,190
Non-interested trustees' compensation	2,624
Custodian fees and expenses	32,030
Registration fees	34,961
Audit	43,345
Legal	11,240
Miscellaneous	185,753
Total expenses before reductions	12,429,336
Expense reductions	(863,273)	11,566,063
Net investment income (loss)		(5,188,661)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(512,827,078)
Foreign currency transactions	(23,250)
Total net realized gain (loss)		(512,850,328)
Change in net unrealized appreciation (depreciation) on investments		106,774,278
Net gain (loss)		(406,076,050)
Net increase (decrease) in net assets resulting from operations		$ (411,264,711)
Other Information Sales charges paid to FDC		$ 485,051
Deferred sales charges withheld by FDC		$ 4,497
Exchange fees withheld by FSC		$ 59,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Developing Communications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,188,661)	$ (13,972,923)
Net realized gain (loss)	(512,850,328)	95,348,389
Change in net unrealized appreciation (depreciation)	106,774,278	(1,966,548,925)
Net increase (decrease) in net assets resulting from operations	(411,264,711)	(1,885,173,459)
Distributions to shareholders from net realized gain	-	(165,948,757)
Distributions to shareholders in excess of net realized gain	-	(448,157,941)
Total distributions	-	(614,106,698)
Share transactions Net proceeds from sales of shares	113,288,697	1,351,180,331
Reinvestment of distributions	-	595,211,522
Cost of shares redeemed	(396,477,426)	(1,614,980,172)
Net increase (decrease) in net assets resulting from share transactions	(283,188,729)	331,411,681
Redemption fees	166,448	2,132,315
Total increase (decrease) in net assets	(694,286,992)	(2,165,736,161)
Net Assets
Beginning of period	1,286,990,393	3,452,726,554
End of period	$ 592,703,401	$ 1,286,990,393
Other Information Shares
Sold	5,249,764	20,482,999
Issued in reinvestment of distributions	-	19,163,968
Redeemed	(19,459,563)	(28,082,470)
Net increase (decrease)	(14,209,799)	11,564,497

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 23.94	$ 81.81	$ 32.72	$ 20.14	$ 19.68
Income from Investment Operations
Net investment income (loss) C	(.11)	(.31)	(.22)	(.16)	(.18)
Net realized and unrealized gain (loss)	(8.85)	(42.16)	52.31	12.72	4.95
Total from investment operations	(8.96)	(42.47)	52.09	12.56	4.77
Distributions from net realized gain	-	(4.18)	(3.07)	(.07)	(4.35)
Distributions in excess of net realized gain	-	(11.27)	-	-	-
Total distributions	-	(15.45)	(3.07)	(.07)	(4.35)
Redemption fees added to paid in capital C	-	.05	.07	.09	.04
Net asset value, end of period	$ 14.98	$ 23.94	$ 81.81	$ 32.72	$ 20.14
Total Return A, B	(37.43)%	(55.71)%	166.12%	63.01%	28.17%
Ratios to Average Net Assets D
Expenses before expense reductions	1.31%	1.00%	1.11%	1.38%	1.61%
Expenses net of voluntary waivers, if any	1.31%	1.00%	1.11%	1.38%	1.61%
Expenses net of all reductions	1.22%	.98%	1.11%	1.34%	1.55%
Net investment income (loss)	(.55)%	(.53)%	(.47)%	(.64)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 592,703	$ 1,286,990	$ 3,452,727	$ 612,061	$ 238,356
Portfolio turnover rate	198%	368%	112%	299%	383%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-8.27%	115.66%	798.27%
Select Electronics (load adj.)	-11.02%	109.19%	771.32%
S&P 500	-9.51%	50.03%	228.19%
GS Technology	-26.53%	48.42%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-8.27%	16.62%	24.55%
Select Electronics (load adj.)	-11.02%	15.91%	24.17%
S&P 500	-9.51%	8.54%	12.66%
GS Technology	-26.53%	8.22%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $87,132 - a 771.32% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Intel Corp.	6.9
Micron Technology, Inc.	6.5
Analog Devices, Inc.	4.9
Texas Instruments, Inc.	4.1
Agilent Technologies, Inc.	4.1
NVIDIA Corp.	3.9
Teradyne, Inc.	3.4
Xilinx, Inc.	3.0
Linear Technology Corp.	2.7
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2.6
42.1
Top Industries as of February 28, 2002
% of fund's net assets
Semiconductor Equipment & Products	73.2%
Electronic Equipment & Instruments	13.3%
Communications Equipment	4.4%
Software	2.2%
Computers & Peripherals	0.9%
All Others *	6.0%
* Includes short-term investments and net other assets.

Annual Report

Electronics Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Brian Hanson (left), who managed Fidelity Select Electronics Portfolio during most of the period covered by this report, with additional comments from Sam Peters (right), who became manager of the fund on February 1, 2002.

Q. How did the fund perform, Brian?

B.H. Although its absolute return was negative, the fund did well relative to its benchmarks. For the 12-month period that ended February 28, 2002, the fund declined 8.27%. In comparison, the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - fell 26.53%. During the same period, the Standard & Poor's 500 Index dropped 9.51%.

Q. What pressured technology stocks during the past year?

B.H. The economic slowdown and the collapse of many dot-com companies caused product demand to slow at a time when the entire technology food chain was holding too much inventory. As a result, most technology companies reported very disappointing sales and earnings, leading to poor stock performance. Further, valuations were still high as we entered the period, which only made the market environment more difficult.

Q. Why did the fund outperform its benchmarks?

B.H. Generally speaking, the fund owned the right stocks in the right industries. My two biggest sector bets - overweighting semiconductors and underweighting telecommunications equipment - paid off handsomely. I overweighted semiconductors because I believed these stocks had the potential to stabilize and eventually recover earlier than other tech industries. Conversely, I underweighted telecom equipment stocks because I felt this group, given its weaker fundamentals, still had farther to fall and would be one of the last sectors to recover should the market environment improve.

Q. Did any other strategies contribute to the fund's performance?

B.H. Broadening out the fund's holdings by adding more small-and mid-capitalization stocks made a difference. I did this for two reasons. First, I saw a valuation disparity between large-cap and small-cap stocks within the sector, even though both shared many of the same poor fundamental characteristics. Smaller stocks by and large had much better valuations. Second, I felt many smaller stocks had the ability to grow faster than the overall industry in such difficult times because their future earnings were likely to be driven more by the success of new products or design wins and less by the unfavorable trends afflicting the sector. When the sector bottomed out in the fall of 2001, smaller-cap stocks saw much stronger price appreciation than their large-cap counterparts.

Q. What specific holdings stood out as top performers?

B.H. NVIDIA, a maker of graphic chips, bucked the downtrend in the sector by growing at a significantly faster rate. The company was successful at increasing market share by selling its technology into markets it had not previously served. Samsung Electronics benefited from a rebound in the prices of dynamic random access memory (DRAM) semiconductor chips late in the period.

Q. What were some of the disappointments?

B.H. Two detractors that stood out were Sanmina and Solectron, two of the world's leading electronic contract manufacturers. My belief was that these companies would see their revenues decline less than the customers for which they did manufacturing, as more companies adopted the outsourcing model. While this did happen to some extent, the stocks were overwhelmed by weakness from their communications customers and unexpected market share losses to Asian companies, many of which offered the same services at lower prices.

Q. Turning to you, Sam, what's your outlook for technology stocks?

S.P. I'll be positioning the fund to benefit from an upswing in the semiconductor cycle. In my opinion, semiconductor stocks already have reached a bottom. The debate now is what the slope will look like on the way up. Regardless, I will be looking to identify the highest-quality companies within each industry, meaning those that have a very attractive line of products, are gaining market share and are well-positioned in certain end-markets such as personal computers, telecommunications and industrials.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 008

Trading symbol: FSELX

Size: as of February 28, 2002, more than
$4.5 billion

Manager: Samuel Peters, since February 2002; manager, Fidelity Select Banking Portfolio, 2000-2002; analyst, retail and office furniture industries, 1998-2000; joined Fidelity in 1998

Annual Report

Electronics Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 4.4%
Brocade Communications System, Inc. (a)	2,400,000	$ 52,728,000
Crown Castle International Corp. (a)	2,000,000	12,420,000
JDS Uniphase Corp. (a)	1,000,000	4,850,000
Motorola, Inc.	8,450,000	109,850,000
QUALCOMM, Inc. (a)	200,000	6,650,000
Riverstone Networks, Inc.	450,000	1,719,000
Telefonaktiebolaget LM Ericsson AB sponsored ADR	2,500,000	10,550,000
TOTAL COMMUNICATIONS EQUIPMENT		198,767,000
COMPUTERS & PERIPHERALS - 0.9%
EMC Corp. (a)	500,000	5,450,000
O2Micro International Ltd. (a)	243,500	4,273,425
Quanta Computer, Inc.	6,764,000	23,344,096
Sun Microsystems, Inc. (a)	630,700	5,367,257
TOTAL COMPUTERS & PERIPHERALS		38,434,778
ELECTRICAL EQUIPMENT - 0.1%
Molex, Inc. Class A (non-vtg.)	100,000	2,627,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 13.3%
Agilent Technologies, Inc. (a)	5,913,610	184,208,952
Amphenol Corp. Class A (a)	200,000	8,436,000
Arrow Electronics, Inc. (a)	1,128,200	30,235,760
Avnet, Inc.	2,475,514	65,006,998
AVX Corp.	2,600,000	46,982,000
Celestica, Inc. (sub. vtg.) (a)	411,200	13,520,170
Cognex Corp. (a)	200,000	4,622,000
Flextronics International Ltd. (a)	3,000,000	43,020,000
Jabil Circuit, Inc. (a)	2,550,000	47,557,500
KEMET Corp. (a)	300,000	4,887,000
Sanmina-SCI Corp. (a)	6,139,000	62,310,850
Solectron Corp. (a)	5,000,000	41,350,000
Tektronix, Inc. (a)	1,700,000	40,647,000
Vishay Intertechnology, Inc. (a)	700,000	12,397,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		605,181,230
MEDIA - 0.2%
AOL Time Warner, Inc. (a)	400,000	9,920,000
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 73.2%
Advanced Micro Devices, Inc. (a)	5,560,000	75,060,000
Agere Systems, Inc. Class A	7,250,000	29,000,000
Altera Corp. (a)	5,049,500	96,293,965
Analog Devices, Inc. (a)	6,000,000	223,260,000
Applied Materials, Inc. (a)	1,745,029	75,856,411
Applied Micro Circuits Corp. (a)	2,500,000	19,225,000
ARM Holdings PLC sponsored ADR (a)	1,369,500	16,365,525
ASML Holding NV (NY Shares) (a)	5,429,300	110,486,255
Atmel Corp. (a)	5,716,800	41,332,464

	Shares	Value (Note 1)
Axcelis Technologies, Inc. (a)	1,960,600	$ 23,938,926
Broadcom Corp. Class A (a)	825,000	25,286,250
Chartered Semiconductor Manufacturing Ltd. ADR (a)	583,800	13,123,824
Conexant Systems, Inc. (a)	3,674,300	37,624,832
Cymer, Inc. (a)	300,000	10,989,000
Cypress Semiconductor Corp. (a)	1,747,100	34,679,935
DuPont Photomasks, Inc. (a)	619,500	26,626,110
Elantec Semiconductor, Inc. (a)	681,500	20,867,530
Fairchild Semiconductor International, Inc. Class A (a)	1,861,100	47,923,325
GlobespanVirata, Inc. (a)	830,000	9,304,300
Helix Technology, Inc.	102,600	1,889,892
Infineon Technologies AG sponsored ADR	120,000	2,730,000
Integrated Circuit Systems, Inc. (a)	1,406,450	26,033,390
Integrated Device Technology, Inc. (a)	1,742,500	44,555,725
Intel Corp.	11,028,500	314,863,673
International Rectifier Corp. (a)	529,300	19,435,896
Intersil Corp. Class A (a)	601,000	16,671,740
KLA-Tencor Corp. (a)	1,071,200	62,033,192
Kulicke & Soffa Industries, Inc. (a)	602,000	10,607,240
LAM Research Corp. (a)	1,128,781	24,426,821
Lattice Semiconductor Corp. (a)	1,280,000	21,990,400
Linear Technology Corp.	3,297,740	121,455,764
LSI Logic Corp. (a)	6,650,000	99,683,500
Marvell Technology Group Ltd. (a)	2,545,000	78,106,050
Mattson Technology, Inc. (a)	660,000	3,590,400
Maxim Integrated Products, Inc. (a)	665,000	30,430,400
Micrel, Inc. (a)	1,766,900	35,479,352
Micron Technology, Inc. (a)	9,213,600	296,217,240
Microtune, Inc. (a)	210,000	2,396,100
MIPS Technologies, Inc. Class A (a)	163,500	1,116,705
Monolithic System Technology, Inc.	205,000	2,831,050
National Semiconductor Corp. (a)	4,019,900	101,100,485
NVIDIA Corp. (a)	3,485,000	177,769,850
Oak Technology, Inc. (a)	730,000	10,256,500
PDF Solutions, Inc.	105,200	1,472,800
PMC-Sierra, Inc. (a)	2,212,000	32,317,320
PRI Automation, Inc. (a)	556,600	12,512,368
QLogic Corp. (a)	435,400	16,218,650
Rambus, Inc. (a)	10,100	69,185
RF Micro Devices, Inc. (a)	407,600	6,374,864
Samsung Electronics Co. Ltd.	228,150	59,338,369
Semtech Corp. (a)	2,178,050	65,733,549
Silicon Laboratories, Inc. (a)	1,106,400	28,788,528
STMicroelectronics NV (NY Shares)	800,000	23,568,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	7,360,000	119,600,000
Teradyne, Inc. (a)	4,583,262	153,585,110
Texas Instruments, Inc.	6,400,000	187,840,000
Transwitch Corp. (a)	175,000	502,250
TriQuint Semiconductor, Inc. (a)	75,000	678,750
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Varian Semiconductor Equipment Associates, Inc. (a)	556,900	$ 18,945,738
Vitesse Semiconductor Corp. (a)	2,000,000	14,040,000
Xilinx, Inc. (a)	3,825,700	137,419,144
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		3,321,919,642
SOFTWARE - 2.2%
Magma Design Automation, Inc.	4,500	72,000
Mentor Graphics Corp. (a)	342,000	7,424,820
Microsoft Corp. (a)	1,170,000	68,257,800
Nassda Corp.	6,300	70,875
Numerical Technologies, Inc. (a)	1,217,298	16,263,101
Roxio, Inc. (a)	156,920	2,667,640
Synopsys, Inc. (a)	150,000	7,065,000
Synplicity, Inc. (a)	1,000	8,430
TOTAL SOFTWARE		101,829,666
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
American Tower Corp. Class A (a)	2,000,000	9,680,000
TOTAL COMMON STOCKS (Cost $4,757,752,663)		4,288,359,316
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (c) (Cost $2,469,000)	250,000	500,000
Money Market Funds - 9.4%

Fidelity Cash Central Fund, 1.83% (b)	268,347,221	268,347,221
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	159,527,500	159,527,500
TOTAL MONEY MARKET FUNDS (Cost $427,874,721)		427,874,721
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $5,188,096,384)		4,716,734,037
NET OTHER ASSETS - (3.9)%		(176,943,138)
NET ASSETS - 100%		$ 4,539,790,899
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	11/15/00	$ 2,469,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,630,691,801 and $2,682,316,576, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $237,307 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $500,000 or 0% of net assets.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.7%
Taiwan	3.1
Netherlands	2.9
Bermuda	1.7
Korea (South)	1.3
Singapore	1.2
Others (individually less than 1%)	1.1
100.0%
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Elantec Semiconductor, Inc.	$ 22,946,405	$ 27,224,607	$ -	$ -
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $5,241,546,036. Net unrealized depreciation aggregated $524,811,999, of which $672,169,064 related to appreciated investment securities and $1,196,981,063 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $1,483,259,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $350,126,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $150,817,416) (cost $5,188,096,384) - See accompanying schedule		$ 4,716,734,037
Foreign currency held at value (cost $ 6,464,743)		6,441,235
Receivable for investments sold		6,395,574
Receivable for fund shares sold		4,127,477
Dividends receivable		600,272
Interest receivable		507,918
Redemption fees receivable		15,499
Other receivables		43,174
Total assets		4,734,865,186
Liabilities
Payable for investments purchased	$ 22,330,134
Payable for fund shares redeemed	9,098,607
Accrued management fee	2,344,052
Other payables and accrued expenses	1,773,994
Collateral on securities loaned, at value	159,527,500
Total liabilities		195,074,287
Net Assets		$ 4,539,790,899
Net Assets consist of:
Paid in capital		$ 6,878,646,719
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,867,468,370)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(471,387,450)
Net Assets, for 102,567,289 shares outstanding		$ 4,539,790,899
Net Asset Value and redemption price per share ($4,539,790,899 ÷ 102,567,289 shares)		$ 44.26
Maximum offering price per share (100/97.00 of $44.26)		$ 45.63

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 4,632,560
Interest		14,176,816
Security lending		997,378
Total income		19,806,754
Expenses
Management fee	$ 29,513,456
Transfer agent fees	18,959,622
Accounting and security lending fees	1,415,534
Non-interested trustees' compensation	17,216
Custodian fees and expenses	157,270
Registration fees	191,294
Audit	167,433
Legal	51,001
Miscellaneous	378,454
Total expenses before reductions	50,851,280
Expense reductions	(1,009,909)	49,841,371
Net investment income (loss)		(30,034,617)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(4,757,674) on sales of investments in affiliated issuers)	(1,287,644,144)
Foreign currency transactions	(37,668)
Total net realized gain (loss)		(1,287,681,812)
Change in net unrealized appreciation (depreciation) on:
Investment securities	820,772,250
Assets and liabilities in foreign currencies	(27,757)
Total change in net unrealized appreciation (depreciation)		820,744,493
Net gain (loss)		(466,937,319)
Net increase (decrease) in net assets resulting from operations		$ (496,971,936)
Other Information Sales charges paid to FDC		$ 6,197,999
Deferred sales charges withheld by FDC		$ 9,379
Exchange fees withheld by FSC		$ 110,843

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (30,034,617)	$ (28,663,584)
Net realized gain (loss)	(1,287,681,812)	846,847,260
Change in net unrealized appreciation (depreciation)	820,744,493	(6,417,648,078)
Net increase (decrease) in net assets resulting from operations	(496,971,936)	(5,599,464,402)
Distributions to shareholders from net realized gain	-	(1,382,745,840)
Distributions to shareholders in excess of net realized gain	-	(320,043,670)
Total distributions	-	(1,702,789,510)
Share transactions Net proceeds from sales of shares	1,684,576,358	5,257,863,537
Reinvestment of distributions	-	1,647,825,016
Cost of shares redeemed	(1,881,547,556)	(4,342,782,257)
Net increase (decrease) in net assets resulting from share transactions	(196,971,198)	2,562,906,296
Redemption fees	3,281,860	8,915,960
Total increase (decrease) in net assets	(690,661,274)	(4,730,431,656)
Net Assets
Beginning of period	5,230,452,173	9,960,883,829
End of period	$ 4,539,790,899	$ 5,230,452,173
Other Information Shares
Sold	33,979,138	51,088,141
Issued in reinvestment of distributions	-	22,968,944
Redeemed	(39,810,566)	(47,588,688)
Net increase (decrease)	(5,831,428)	26,468,397

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 48.25	$ 121.58	$ 47.34	$ 34.99	$ 37.95
Income from Investment Operations
Net investment income (loss) C	(.29)	(.30)	(.33)	(.23)	(.17)
Net realized and unrealized gain (loss)	(3.73)	(54.44)	81.13	12.53	7.32
Total from investment operations	(4.02)	(54.74)	80.80	12.30	7.15
Distributions from net realized gain	-	(15.17)	(6.62)	-	(7.60)
Distributions in excess of net realized gain	-	(3.51)	-	-	(2.60)
Total distributions	-	(18.68)	(6.62)	-	(10.20)
Redemption fees added to paid in capital C	.03	.09	.06	.05	.09
Net asset value, end of period	$ 44.26	$ 48.25	$ 121.58	$ 47.34	$ 34.99
Total Return A, B	(8.27)%	(49.66)%	178.06%	35.30%	24.15%
Ratios to Average Net Assets D
Expenses before expense reductions	.99%	.88%	.99%	1.18%	1.18%
Expenses net of voluntary waivers, if any	.99%	.88%	.99%	1.18%	1.18%
Expenses net of all reductions	.97%	.87%	.98%	1.15%	1.12%
Net investment income (loss)	(.59)%	(.31)%	(.46)%	(.62)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,539,791	$ 5,230,452	$ 9,960,884	$ 2,885,548	$ 2,668,750
Portfolio turnover rate	57%	100%	125%	160%	435%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Networking and Infrastructure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Networking and Infrastructure	-42.51%	-76.20%
Select Networking and Infrastructure (load adj.)	-44.24%	-76.91%
S&P 500	-9.51%	-22.17%
GS Technology	-26.53%	-62.77%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Networking and Infrastructure	-42.51%	-63.15%
Select Networking and Infrastructure (load adj.)	-44.24%	-63.92%
S&P 500	-9.51%	-16.00%
GS Technology	-26.53%	-49.70%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have been $2,309 - a 76.91% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,783 - a 22.17% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Microsoft Corp.	8.4
VERITAS Software Corp.	5.1
Cisco Systems, Inc.	5.0
Brocade Communications System, Inc.	4.0
Legato Systems, Inc.	3.8
Motorola, Inc.	3.6
Marvell Technology Group Ltd.	3.2
Finisar Corp.	2.8
Agilent Technologies, Inc.	2.4
Network Associates, Inc.	2.4
40.7
Top Industries as of February 28, 2002
% of fund's net assets
Semiconductor Equipment & Products	28.3%
Software	27.9%
Communications Equipment	22.7%
Computers & Peripherals	6.6%
Electronic Equipment & Instruments	6.5%
All Others *	8.0%
* Includes short-term investments and net other assets.

Annual Report

Networking and Infrastructure Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Sonu Kalra (left), who managed Fidelity Select Networking and Infrastructure Portfolio for most of the period covered by this report, with additional comments from Chris Bartel (right), who became manager of the fund on February 15, 2002.

Q. How did the fund perform, Sonu?

S.K. It was a tough period for the fund. For the 12 months that ended February 28, 2002, the fund returned -42.51%. In comparison, the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the broader technology sector - fell 26.53% during the same period, while the Standard & Poor's 500 Index declined 9.51%.

Q. Why did networking and infrastructure stocks struggle during the past 12 months?

S.K. Sharp declines in information technology (IT) spending continued to plague the group during the year. Slowing economic growth, combined with intense pricing pressures, falling profit margins and a deteriorating funding environment, caused telecommunications firms to dramatically slow the pace of their spending on new equipment. Overcapacity further slackened demand for telecom gear. A massive inventory correction resulted, as weakness spread from highly leveraged start-up carriers to traditional long-distance and local service providers, which severely dampened the results of their suppliers - namely the equipment and component makers.

Q. Why did the fund underperform the Goldman Sachs index?

S.K. It's important to point out that given the fund's charter to emphasize networking and infrastructure stocks, it had considerably more exposure to the weakest area of technology than the Goldman Sachs index - a much broader measure of the tech sector's performance. While we tried to own the highest-quality names in this space, it really didn't matter much given the magnitude of the telecom slump. While several of these stocks snapped back strongly from their lows in late September, their valuations were still much lower than they were at the beginning of the period. Two optical networking stocks - CIENA and Tellium - did much of the damage, each plunging more than 80% despite having new product cycles from which we felt they would benefit. Other networking plays, including Juniper and Redback, also dragged the fund lower. Overweighting aggressive, infrastructure-related hardware and software names, including Sun Microsystems and VERITAS Software, also hurt, as did underweighting firms with more stable revenues such as IBM and Microsoft. Finally, we did have a defensive component to the fund in the regional Bell operating companies (RBOCs), but even they disappointed as investors anticipating an economic recovery abandoned such stocks as Verizon late in the period.

Q. What moves worked out well for the fund?

S.K. The fund's positioning in semiconductor stocks helped narrow the performance gap. Chip stocks, given their cyclical nature, tend to be highly sensitive to movements in the economy. That said, we picked up several mid-cap names at attractive valuations that staged tremendous post-September rallies. Our top contributors, Marvell Technology and NVIDIA, further benefited from strong new product cycles. We also rode the data storage networking/disaster recovery wave fairly well following 9/11, as companies scrambled to safeguard their information. QLogic, which makes adapters for storage networks, and security software provider Network Associates were major beneficiaries of this upturn. Adding IT services stocks such as Affiliated Computer Services as a defensive play paid off, as this group also benefited from an emerging trend toward outsourcing. In January, I tried to position the fund a bit more aggressively so it could take advantage of any potential improvement in IT spending. So, I reduced our weighting in the RBOCs and added exposure to software, particularly Microsoft, which I felt was attractively priced given its compelling risk/reward characteristics. Some stocks mentioned in this report were no longer held by the fund at the close of the period.

Q. Turning to you, Chris, what's your outlook?

C.B. I expect the environment for the networking industry to remain challenging for the remainder of the year. However, within the space, I think there are niche growth opportunities in broadband technologies and storage area networking on which carriers and enterprises continue to spend even amid the slowdown. Additionally, I'll be on the lookout for attractively priced software stocks specific to the communications and storage markets that could do well even if the overall IT spending environment is flat, as well as defensive names that I feel might have been unfairly beaten down.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 21, 2000

Fund number: 912

Trading symbol: FNINX

Size: as of February 28, 2002, more than
$110 million

Manager: Chris Bartel, since February 2002; analyst, telecommunications equipment and semiconductor industries, since 2000; joined Fidelity in 1999

Annual Report

Networking and Infrastructure Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 22.7%
Black Box Corp. (a)	7,200	$ 338,400
Brocade Communications System, Inc. (a)	201,600	4,429,152
CIENA Corp. (a)	35,432	274,952
Cisco Systems, Inc. (a)	388,740	5,547,320
Corning, Inc.	53,900	362,747
Crown Castle International Corp. (a)	128,000	794,880
Emulex Corp. (a)	33,100	1,074,426
Enterasys Networks, Inc. (a)	237,800	844,190
Finisar Corp. (a)	503,890	3,073,729
JDS Uniphase Corp. (a)	120,700	585,395
Juniper Networks, Inc. (a)	30,676	285,900
Motorola, Inc.	301,900	3,924,700
Polycom, Inc. (a)	87,900	2,139,486
Redback Networks, Inc. (a)	256,700	793,203
Tellium, Inc.	293,800	614,042
TOTAL COMMUNICATIONS EQUIPMENT		25,082,522
COMPUTERS & PERIPHERALS - 6.6%
Apple Computer, Inc. (a)	43,800	950,460
Asustek Computer, Inc.	3,200	15,516
Crossroads Systems, Inc. (a)	50,000	161,000
Dell Computer Corp. (a)	26,200	646,878
Drexler Technology Corp. (a)	20,600	408,704
EMC Corp. (a)	99,820	1,088,038
Hutchinson Technology, Inc. (a)	29,300	622,625
International Business Machines Corp.	700	68,684
O2Micro International Ltd. (a)	11,800	207,090
Storage Technology Corp. (a)	51,000	979,200
StorageNetworks, Inc. (a)	65,500	213,530
Sun Microsystems, Inc. (a)	228,980	1,948,620
TOTAL COMPUTERS & PERIPHERALS		7,310,345
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
AT&T Corp.	22,400	348,096
BellSouth Corp.	49,300	1,910,868
Qwest Communications International, Inc.	30,600	266,220
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		2,525,184
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.5%
Agilent Technologies, Inc. (a)	85,600	2,666,440
Arrow Electronics, Inc. (a)	42,300	1,133,640
Avnet, Inc.	51,809	1,360,504
Cohu, Inc.	16,500	380,160
Flextronics International Ltd. (a)	60,500	867,570
Jabil Circuit, Inc. (a)	11,400	212,610

	Shares	Value (Note 1)
Solectron Corp. (a)	32,100	$ 265,467
Tektronix, Inc. (a)	13,000	310,830
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		7,197,221
INTERNET SOFTWARE & SERVICES - 4.2%
Check Point Software Technologies Ltd. (a)	91,670	2,559,426
EarthLink, Inc. (a)	40,000	358,800
MatrixOne, Inc. (a)	25,300	286,396
OTG Software, Inc. (a)	22,200	200,688
RealNetworks, Inc. (a)	52,300	285,035
Vignette Corp. (a)	80,500	225,400
webMethods, Inc. (a)	42,660	733,752
TOTAL INTERNET SOFTWARE & SERVICES		4,649,497
MEDIA - 1.0%
EchoStar Communications Corp. Class A (a)	28,400	741,808
Gemstar-TV Guide International, Inc. (a)	19,700	360,313
TOTAL MEDIA		1,102,121
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 28.3%
Agere Systems, Inc. Class A	381,700	1,526,800
Altera Corp. (a)	22,400	427,168
Applied Materials, Inc. (a)	10,800	469,476
Applied Micro Circuits Corp. (a)	60,020	461,554
ASML Holding NV (NY Shares) (a)	28,600	582,010
Atmel Corp. (a)	102,300	739,629
ATMI, Inc. (a)	15,000	384,300
Broadcom Corp. Class A (a)	3,480	106,662
Chartered Semiconductor Manufacturing Ltd. ADR (a)	32,600	732,848
Conexant Systems, Inc. (a)	46,500	476,160
DuPont Photomasks, Inc. (a)	8,900	382,522
Fairchild Semiconductor International, Inc. Class A (a)	50,500	1,300,375
GlobespanVirata, Inc. (a)	200,000	2,242,000
Integrated Circuit Systems, Inc. (a)	28,400	525,684
Integrated Device Technology, Inc. (a)	19,600	501,172
Integrated Silicon Solution (a)	51,200	532,992
Intel Corp.	46,400	1,324,720
Intersil Corp. Class A (a)	54,600	1,514,604
LAM Research Corp. (a)	22,400	484,736
LSI Logic Corp. (a)	109,810	1,646,052
LTX Corp. (a)	15,900	343,440
Marvell Technology Group Ltd. (a)	116,570	3,577,533
Micron Technology, Inc. (a)	40,700	1,308,505
National Semiconductor Corp. (a)	17,500	440,125
NVIDIA Corp. (a)	11,900	607,019
Oak Technology, Inc. (a)	33,700	473,485
PMC-Sierra, Inc. (a)	34,540	504,629
QLogic Corp. (a)	46,380	1,727,655
Semtech Corp. (a)	14,600	440,628
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Silicon Laboratories, Inc. (a)	28,800	$ 749,376
STMicroelectronics NV (NY Shares)	68,890	2,029,499
Taiwan Semiconductor Manufacturing Co. Ltd.	612,400	1,432,310
Teradyne, Inc. (a)	15,400	516,054
Virage Logic Corp. (a)	21,700	317,688
Vitesse Semiconductor Corp. (a)	59,670	418,883
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		31,248,293
SOFTWARE - 27.9%
Actuate Corp. (a)	72,100	361,221
Adobe Systems, Inc.	22,500	818,550
Aspen Technology, Inc. (a)	23,400	365,040
Avant! Corp. (a)	38,900	678,805
BEA Systems, Inc. (a)	109,110	1,386,788
Compuware Corp. (a)	63,000	718,830
E.piphany, Inc. (a)	38,100	302,895
Legato Systems, Inc. (a)	439,295	4,239,197
Microsoft Corp. (a)	159,300	9,293,565
Network Associates, Inc. (a)	110,750	2,626,990
Numerical Technologies, Inc. (a)	23,600	315,296
PeopleSoft, Inc. (a)	31,400	912,798
Peregrine Systems, Inc. (a)	83,300	749,700
Red Hat, Inc. (a)	158,800	935,332
Symantec Corp. (a)	17,400	627,444
Vastera, Inc. (a)	69,300	908,523
VERITAS Software Corp. (a)	159,560	5,662,784
TOTAL SOFTWARE		30,903,758
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Nextel Communications, Inc. Class A (a)	114,600	571,854
TOTAL COMMON STOCKS (Cost $140,453,424)		110,590,795
Money Market Funds - 22.1%

Fidelity Cash Central Fund, 1.83% (b)	3,381,793	3,381,793
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	21,007,000	21,007,000
TOTAL MONEY MARKET FUNDS (Cost $24,388,793)		24,388,793
TOTAL INVESTMENT PORTFOLIO - 122.1% (Cost $164,842,217)		134,979,588
NET OTHER ASSETS - (22.1)%		(24,432,822)
NET ASSETS - 100%		$ 110,546,766
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $264,763,163 and $201,130,505, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,944 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Bermuda	3.2
Netherlands	2.3
Israel	2.3
Singapore	1.5
Taiwan	1.3
Others (individually less than 1%)	0.2
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $169,561,305. Net unrealized depreciation aggregated $34,581,717, of which $5,694,996 related to appreciated investment securities and $40,276,713 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $120,420,000 of which $435,000 and $119,985,000 will expire on February 28, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $42,103,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $18,737,707) (cost $164,842,217) - See accompanying schedule		$ 134,979,588
Foreign currency held at value (cost $ 573)		571
Receivable for investments sold		1,179,612
Receivable for fund shares sold		340,175
Dividends receivable		1,026
Interest receivable		13,266
Redemption fees receivable		1,700
Other receivables		3,452
Total assets		136,519,390
Liabilities
Payable for investments purchased	$ 3,477,312
Payable for fund shares redeemed	1,354,532
Accrued management fee	62,693
Other payables and accrued expenses	71,087
Collateral on securities loaned, at value	21,007,000
Total liabilities		25,972,624
Net Assets		$ 110,546,766
Net Assets consist of:
Paid in capital		$ 307,651,620
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(167,242,223)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(29,862,631)
Net Assets, for 46,406,159 shares outstanding		$ 110,546,766
Net Asset Value and redemption price per share ($110,546,766 ÷ 46,406,159 shares)		$ 2.38
Maximum offering price per share (100/97.00 of $2.38)		$ 2.45

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 194,653
Interest		362,755
Security lending		52,118
Total income		609,526
Expenses
Management fee	$ 725,180
Transfer agent fees	1,065,233
Accounting and security lending fees	84,009
Non-interested trustees' compensation	432
Custodian fees and expenses	25,555
Registration fees	56,522
Audit	8,429
Legal	950
Miscellaneous	20,090
Total expenses before reductions	1,986,400
Expense reductions	(79,397)	1,907,003
Net investment income (loss)		(1,297,477)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,310,763)
Foreign currency transactions	(1,133)
Total net realized gain (loss)		(136,311,896)
Change in net unrealized appreciation (depreciation) on:
Investment securities	64,425,358
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		64,425,356
Net gain (loss)		(71,886,540)
Net increase (decrease) in net assets resulting from operations		$ (73,184,017)
Other Information Sales charges paid to FDC		$ 778,297
Deferred sales charges withheld by FDC		$ 320
Exchange fees withheld by FSC		$ 14,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Networking and Infrastructure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	September 21, 2000 (commencement of operations) to February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,297,477)	$ (480,698)
Net realized gain (loss)	(136,311,896)	(30,933,012)
Change in net unrealized appreciation (depreciation)	64,425,356	(94,287,987)
Net increase (decrease) in net assets resulting from operations	(73,184,017)	(125,701,697)
Share transactions Net proceeds from sales of shares	224,151,100	351,974,882
Cost of shares redeemed	(171,274,188)	(96,332,912)
Net increase (decrease) in net assets resulting from share transactions	52,876,912	255,641,970
Redemption fees	503,249	410,349
Total increase (decrease) in net assets	(19,803,856)	130,350,622
Net Assets
Beginning of period	130,350,622	-
End of period	$ 110,546,766	$ 130,350,622
Other Information Shares
Sold	69,552,948	47,214,700
Redeemed	(54,653,136)	(15,708,353)
Net increase (decrease)	14,899,812	31,506,347

Financial Highlights

Years ended February 28,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 4.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.02)
Net realized and unrealized gain (loss)	(1.74)	(5.86)
Total from investment operations	(1.77)	(5.88)
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 2.38	$ 4.14
Total Return B, C, D	(42.51)%	(58.60)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.58%	1.60% A
Expenses net of voluntary waivers, if any	1.58%	1.60% A
Expenses net of all reductions	1.52%	1.59% A
Net investment income (loss)	(1.03)%	(.89)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,547	$ 130,351
Portfolio turnover rate	177%	126% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of sales charges.
E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-7.08%	117.00%	468.56%
Select Software and Computer Services (load adj.)	-9.86%	110.49%	451.50%
S&P 500	-9.51%	50.03%	228.19%
GS Technology	-26.53%	48.42%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-7.08%	16.76%	18.98%
Select Software and Computer Services (load adj.)	-9.86%	16.05%	18.62%
S&P 500	-9.51%	8.54%	12.66%
GS Technology	-26.53%	8.22%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $55,150 - a 451.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Microsoft Corp.	10.8
International Business Machines Corp.	6.5
First Data Corp.	6.3
Compuware Corp.	5.8
Automatic Data Processing, Inc.	4.6
Sybase, Inc.	4.1
Apple Computer, Inc.	3.7
Adobe Systems, Inc.	3.3
Computer Associates International, Inc.	2.8
BEA Systems, Inc.	2.4
50.3
Top Industries as of February 28, 2002
% of fund's net assets
Software	47.0%
Commercial Services & Supplies	17.2%
Computers & Peripherals	12.3%
IT Consulting & Services	4.9%
Internet Software & Services	3.3%
All Others*	15.3%
* Includes short-term investments and net other assets.

Annual Report

Software and Computer Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Christian Zann became Portfolio Manager of Select Software and Computer Services Portfolio on December 13, 2001.

Q. How did the fund perform, Christian?

A. For the 12-month period that ended February 28, 2002, the fund returned -7.08%, outperforming the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - which declined 26.53%. During the same period, the Standard & Poor's 500 Index fell 9.51%.

Q. What allowed the fund to beat its Goldman Sachs benchmark during the past year?

A. Software and computer services generally performed better in a difficult environment than most other areas of information technology (IT). A slowing economy, coupled with overcapacity resulting from the late 1990s investment boom, prompted companies to slash their technology budgets, particularly for telecommunications equipment and computer hardware. However, some spending continued amid the slowdown, as firms looked to software and IT services to help them run their existing equipment more efficiently and improve their returns on capital investment. Cost cutting through improvements in both supply-chain and customer-relationship management was also atop the priority lists. Security selection and timely trading within these groups proved critical to our success. We benefited the most from adding exposure early in the period to some of the more aggressive enterprise software stocks - including PeopleSoft and Siebel Systems - that we felt were oversold, and taking some profits during the late spring when it became clear that valuations were getting ahead of still-weak company fundamentals.

Q. What other strategies worked? Which didn't?

A. Assuming an increasingly conservative posture helped during the summer, as the prospects for economic recovery waned. We further widened our advantage over the index by having scant exposure to the precipitous decline in telecom equipment stocks. Also helpful was the decision to increase our weighting in more defensive IT services firms, such as data-processing giant First Data, a group that benefited from the ongoing trend toward outsourcing, stable earnings growth and relatively attractive valuations. In terms of systems software, while we lost ground for underweighting Oracle during the period, which fared relatively well, we more than made up for it by overweighting security software firms such as Network Associates, whose products were in high demand following the Code Red/Nimda virus attacks. Finally, several secular trend/product cycle stories paid off. Adobe - a publishing software company that saw its end market weaken early, then showed signs of stabilizing - was a top contributor, riding both the shift to more digital content on the Internet and the pending release of a new version of its popular Photoshop product. On the down side, we shed some relative performance by remaining underweighted in semiconductor-related stocks - a group this fund has very little exposure to. Chip stocks snapped back sharply in the fourth quarter from their September lows. We also were hurt by holding on to a handful of enterprise software stocks that collapsed, including BEA Systems, Micromuse and Peregrine Systems.

Q. Did you make any changes since taking over the fund in December?

A. Some of the more aggressive software names had a nice run along with the chip stocks late in the year, as the economy showed signs of stabilizing. However, since I felt this move was driven more by optimism than any real fundamental improvement, I continued to pare back on the big enterprise software players with valuations most vulnerable to a delayed pick-up in IT spending. In turn, I added further exposure to areas I'm already emphasizing, namely the more stable software and IT services firms. Also, product cycles became an even more important theme in the fund, as did vendor consolidation, a major goal of today's chief information officers.

Q. What's your outlook?

A. I'm comfortable maintaining a defensive stance until I see clear signs that IT spending is picking up, which I don't expect to occur until at least the second half of 2002. I remain cautious on the enterprise software space because I feel we could have a situation where even if fundamentals do eventually improve, there may be insufficient earnings to support still-lofty valuations. So, until I feel like we're closer to recovery, I'd rather focus on uncovering quality software and services companies with improving earnings, that are taking increasingly larger shares of companies' IT budgets and whose stocks are more reasonably priced.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 028

Trading symbol: FSCSX

Size: as of February 28, 2002, more than $782 million

Manager: Christian Zann, since December 2001; manager, Fidelity Select Computers Portfolio, since February 2002; Fidelity Select Natural Gas Portfolio, 1999-2001; joined Fidelity in 1996

Annual Report

Software and Computer Services Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 89.0%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 17.2%
Advisory Board Co.	47,400	$ 1,347,108
Automatic Data Processing, Inc.	687,000	36,211,770
Cendant Corp. (a)	358,700	6,244,967
CheckFree Corp. (a)	387,000	5,398,650
ChoicePoint, Inc. (a)	48,100	2,558,920
Concord EFS, Inc. (a)	263,700	7,918,911
eFunds Corp. (a)	181,200	3,167,376
First Data Corp.	608,000	49,564,160
Paychex, Inc.	439,700	16,246,915
The BISYS Group, Inc. (a)	100,000	3,148,000
Total System Services, Inc.	119,200	2,753,520
TOTAL COMMERCIAL SERVICES & SUPPLIES		134,560,297
COMMUNICATIONS EQUIPMENT - 1.3%
Brocade Communications System, Inc. (a)	416,700	9,154,899
Netscreen Technologies, Inc.	101,700	1,422,783
TOTAL COMMUNICATIONS EQUIPMENT		10,577,682
COMPUTERS & PERIPHERALS - 12.3%
Apple Computer, Inc. (a)	1,334,100	28,949,970
Hewlett-Packard Co.	225,000	4,527,000
International Business Machines Corp.	521,000	51,120,520
NCR Corp. (a)	275,000	11,495,000
TOTAL COMPUTERS & PERIPHERALS		96,092,490
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Tech Data Corp. (a)	170,000	7,786,000
INTERNET SOFTWARE & SERVICES - 3.3%
Blue Martini Software, Inc. (a)	15,000	20,550
Click Commerce, Inc. (a)	475,000	1,068,750
DoubleClick, Inc. (a)	200,000	2,154,000
FreeMarkets, Inc. (a)	255,000	4,957,200
Overture Services, Inc. (a)	98,200	2,971,532
SynQuest, Inc. (a)	29,350	16,143
Yahoo!, Inc. (a)	1,000,000	14,460,000
TOTAL INTERNET SOFTWARE & SERVICES		25,648,175
IT CONSULTING & SERVICES - 4.9%
Affiliated Computer Services, Inc. Class A (a)	290,000	14,183,900
Computer Sciences Corp. (a)	102,700	4,879,277
Edgewater Technology, Inc. (a)(c)	800,000	3,216,000

	Shares	Value (Note 1)
KPMG Consulting, Inc.	310,000	$ 5,434,300
Perot Systems Corp. Class A (a)	124,800	2,102,880
SunGard Data Systems, Inc. (a)	205,000	6,328,350
Technology Solutions Co. (a)	1,345,000	2,286,500
TOTAL IT CONSULTING & SERVICES		38,431,207
MEDIA - 1.9%
AOL Time Warner, Inc. (a)	431,400	10,698,720
USA Networks, Inc. (a)	150,000	4,434,000
TOTAL MEDIA		15,132,720
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
Texas Instruments, Inc.	24,000	704,400
SOFTWARE - 47.0%
Activision, Inc. (a)	25,000	714,000
Actuate Corp. (a)	525,000	2,630,250
Adobe Systems, Inc.	713,106	25,942,796
Advent Software, Inc. (a)	150,000	7,276,500
Amdocs Ltd. (a)	308,100	8,703,825
Autodesk, Inc.	28,000	1,236,760
BEA Systems, Inc. (a)	1,480,600	18,818,426
Borland Software Corp. (a)	300,000	4,119,000
Business Objects SA sponsored ADR (a)	460,000	17,535,200
Cadence Design Systems, Inc. (a)	800,000	16,920,000
Computer Associates International, Inc.	1,358,800	22,121,264
Compuware Corp. (a)	3,989,600	45,521,336
Informatica Corp. (a)	431,700	3,924,153
Microsoft Corp. (a)	1,446,100	84,365,474
NetIQ Corp. (a)	95,000	2,061,500
Network Associates, Inc. (a)	500,000	11,860,000
Opnet Technologies, Inc. (a)	438,600	3,859,680
Peregrine Systems, Inc. (a)	566,700	5,100,300
Precise Software Solutions Ltd. (a)	80,000	1,692,800
Quest Software, Inc. (a)	450,000	8,037,000
Rational Software Corp. (a)	75,000	1,392,000
Red Hat, Inc. (a)	2,685,870	15,819,774
Roxio, Inc. (a)	125,000	2,125,000
SERENA Software, Inc. (a)	342,500	5,507,400
Siebel Systems, Inc. (a)	50,000	1,388,000
Sybase, Inc. (a)	1,906,000	32,154,220
Symantec Corp. (a)	270,600	9,757,836
Vastera, Inc. (a)	561,000	7,354,710
TOTAL SOFTWARE		367,939,204
TOTAL COMMON STOCKS (Cost $683,389,937)		696,872,175
Money Market Funds - 12.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	72,235,407	$ 72,235,407
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	24,671,600	24,671,600
TOTAL MONEY MARKET FUNDS (Cost $96,907,007)		96,907,007
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $780,296,944)		793,779,182
NET OTHER ASSETS - (1.4)%		(11,259,711)
NET ASSETS - 100%		$ 782,519,471
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,590,468,545 and $2,686,951,117, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,253 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Edgewater Technology, Inc.	$ 603,579	$ -	$ -	$ 3,216,000
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $796,766,063. Net unrealized depreciation aggregated $2,986,881, of which $73,488,516 related to appreciated investment securities and $76,475,397 related to depreciated investment securities.

The fund hereby designates approximately $4,649,000 as a 20% rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $266,443,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $37,757,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $23,644,134) (cost $780,296,944) - See accompanying schedule		$ 793,779,182
Receivable for investments sold		24,981,221
Receivable for fund shares sold		719,733
Dividends receivable		90,160
Interest receivable		106,835
Redemption fees receivable		63
Other receivables		5,927
Total assets		819,683,121
Liabilities
Payable for investments purchased	$ 9,997,330
Payable for fund shares redeemed	1,767,313
Accrued management fee	407,772
Other payables and accrued expenses	319,635
Collateral on securities loaned, at value	24,671,600
Total liabilities		37,163,650
Net Assets		$ 782,519,471
Net Assets consist of:
Paid in capital		$ 1,089,119,171
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(320,081,938)
Net unrealized appreciation (depreciation) on investments		13,482,238
Net Assets, for 18,701,699 shares outstanding		$ 782,519,471
Net Asset Value and redemption price per share ($782,519,471 ÷ 18,701,699 shares)		$ 41.84
Maximum offering price per share (100/97.00 of $41.84)		$ 43.13

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 972,528
Interest		3,087,072
Security lending		233,458
Total income		4,293,058
Expenses
Management fee	$ 5,190,741
Transfer agent fees	3,824,269
Accounting and security lending fees	492,596
Non-interested trustees' compensation	2,934
Custodian fees and expenses	45,914
Registration fees	65,712
Audit	46,157
Legal	10,751
Miscellaneous	101,182
Total expenses before reductions	9,780,256
Expense reductions	(327,673)	9,452,583
Net investment income (loss)		(5,159,525)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(272,780,733)
Foreign currency transactions	2,132
Total net realized gain (loss)		(272,778,601)
Change in net unrealized appreciation (depreciation) on investment securities		201,509,982
Net gain (loss)		(71,268,619)
Net increase (decrease) in net assets resulting from operations		$ (76,428,144)
Other Information Sales charges paid to FDC		$ 1,112,371
Deferred sales charges withheld by FDC		$ 5,210
Exchange fees withheld by FSC		$ 26,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,159,525)	$ (4,623,168)
Net realized gain (loss)	(272,778,601)	433,525,145
Change in net unrealized appreciation (depreciation)	201,509,982	(962,363,205)
Net increase (decrease) in net assets resulting from operations	(76,428,144)	(533,461,228)
Distributions to shareholders from net realized gain	(4,648,061)	(452,343,019)
Share transactions Net proceeds from sales of shares	457,112,747	595,014,792
Reinvestment of distributions	4,469,545	433,675,236
Cost of shares redeemed	(520,286,331)	(570,140,720)
Net increase (decrease) in net assets resulting from share transactions	(58,704,039)	458,549,308
Redemption fees	621,443	1,247,330
Total increase (decrease) in net assets	(139,158,801)	(526,007,609)
Net Assets
Beginning of period	921,678,272	1,447,685,881
End of period	$ 782,519,471	$ 921,678,272
Other Information Shares
Sold	9,907,884	7,312,209
Issued in reinvestment of distributions	125,796	6,628,617
Redeemed	(11,664,788)	(7,384,130)
Net increase (decrease)	(1,631,108)	6,556,696

Financial Highlights

Years ended February 28,	2002	2001	2000 F	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 45.33	$ 105.09	$ 57.09	$ 44.26	$ 38.58
Income from Investment Operations
Net investment income (loss) C	(.26)	(.29)	(.36) D	(.39)	(.33)
Net realized and unrealized gain (loss)	(3.02)	(28.23)	54.60	14.46	12.57
Total from investment operations	(3.28)	(28.52)	54.24	14.07	12.24
Distributions from net realized gain	(.24)	(31.32)	(6.33)	(1.32)	(6.61)
Redemption fees added to paid in capital C	.03	.08	.09	.08	.05
Net asset value, end of period	$ 41.84	$ 45.33	$ 105.09	$ 57.09	$ 44.26
Total Return A, B	(7.08)%	(35.27)%	100.83%	32.57%	35.50%
Ratios to Average Net Assets E
Expenses before expense reductions	1.09%	1.00%	1.11%	1.28%	1.44%
Expenses net of voluntary waivers, if any	1.09%	1.00%	1.11%	1.28%	1.44%
Expenses net of all reductions	1.05%	.99%	1.11%	1.27%	1.42%
Net investment income (loss)	(.57)%	(.36)%	(.51)%	(.82)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 782,519	$ 921,678	$ 1,447,686	$ 690,852	$ 503,367
Portfolio turnover rate	325%	272%	59%	72%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.01 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Technology	-24.54%	70.74%	334.50%
Select Technology (load adj.)	-26.80%	65.62%	321.47%
S&P 500	-9.51%	50.03%	228.19%
GS Technology	-26.53%	48.42%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Technology	-24.54%	11.29%	15.82%
Select Technology (load adj.)	-26.80%	10.62%	15.47%
S&P 500	-9.51%	8.54%	12.66%
GS Technology	-26.53%	8.22%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $42,147 - a 321.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Microsoft Corp.	12.2
Intel Corp.	6.5
AOL Time Warner, Inc.	4.5
International Business Machines Corp.	4.0
Dell Computer Corp.	3.6
First Data Corp.	2.6
VERITAS Software Corp.	2.5
Brocade Communications System, Inc.	2.3
Micron Technology, Inc.	2.3
Motorola, Inc.	2.3
42.8
Top Industries as of February 28, 2002
% of fund's net assets
Semiconductor Equipment & Products	29.6%
Software	26.6%
Computers & Peripherals	9.7%
Commercial Services & Supplies	8.4%
Communications Equipment	6.9%
All Others*	18.8%
* Includes short-term investments and net other assets.

Annual Report

Technology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Sonu Kalra became Portfolio Manager of Fidelity Select Technology Portfolio on February 15, 2002.

Q. How did the fund perform, Sonu?

A. For the one-year period that ended February 28, 2002, the fund returned -24.54%. In comparison, the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - fell 26.53% during the same period, while the Standard & Poor's 500 Index declined 9.51%.

Q. What factors influenced fund performance relative to its benchmarks?

A. The past year encompassed two very different environments. Despite a rally heading into the summer, technology stocks generally trended lower, largely due to sharp declines in capital spending. The negative momentum came to a head from the first week in August through September 21, as the economy continued to weaken and the markets absorbed the shock of the September 11 terrorist attacks. The fund lost considerable ground on the S&P 500 during this time because the index was cushioned to some extent by its broad diversification. In late September, partly in response to the Federal Reserve Board's aggressive easing of monetary policy, the broader market began a rally that carried through the end of the year. Technology stocks spearheaded this rally, and the fund was able to close much of the performance gap separating it from the S&P 500. An overweighting in Microsoft substantially helped our performance in the fourth quarter of 2001, but had essentially a neutral impact for the entire period under review. In terms of the Goldman Sachs index, while we were hurt by our exposure to the underperforming telecommunications equipment group, we benefited even more from our increased emphasis on several strong-performing mid-cap semiconductor stocks during the period.

Q. What was the attraction of mid-cap semiconductor stocks?

A. Semiconductor manufacturing is a very cyclical industry, and it was due for a recovery. The former portfolio managers were beginning to see signs that the inventory correction that caused revenues in the industry to tail off would soon work itself out. When they looked at the universe of semiconductor stocks, the mid-cap space - including names such as Fairchild Semiconductor and Marvell Technology - had the most attractive valuations compared with expected growth rates.

Q. Can you discuss your management philosophy?

A. I run the fund with a decidedly bottom-up orientation, getting to know each holding extremely well. For me, that means talking with suppliers and customers in addition to company management. I like to see strong market position, accelerating growth rates and improving profit margins, among other factors. I also have fairly strict sell criteria because no matter how good a company is, there is a valuation point at which its stock is no longer a good investment.

Q. Which stocks helped performance? Which hurt?

A. NVIDIA made the most positive contribution. The graphics microprocessor manufacturer performed well on the strength of several promising new products, including the chip that runs Microsoft's new video game console, the Xbox. Adobe Systems - a maker of desktop publishing software - benefited from an upgrade cycle for its popular Photoshop 7 application, as well as strong sales of its flagship Acrobat Reader product. Storage software stock VERITAS also did well, as storage of electronic information became a much higher priority after 9/11. On the down side, Motorola was the biggest detractor. We bought the stock because we had confidence that the company's restructuring program would rejuvenate earnings growth. However, Motorola's wireless handset sales were lower than expected due to slowing growth in the wireless market. Sun Microsystems suffered from a depressed market for its Unix servers. Data storage giant EMC encountered severe pricing pressure on its products due to increased competition, while optical networking equipment provider CIENA felt the brunt of the telecom slump. Some stocks I've mentioned were no longer held by the fund at the end of the period.

Q. What's your outlook, Sonu?

A. We're starting to see some signs of improvement in the economy, which tells me it's time to get a bit more aggressive. I want to be sure the fund participates in a recovery and is not left behind. Until then, generally rich valuations could limit upside progress in the sector, meaning that stock selection will assume an even greater importance than usual. Given the cyclical nature of many tech firms, those that can benefit from the "sweet spot" of product development cycles should be especially attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 14, 1981

Fund number: 064

Trading symbol: FSPTX

Size: as of February 28, 2002, more than $2.2 billion

Manager: Sonu Kalra, since February 2002; manager, Fidelity Advisor Technology Fund, since February 2002; analyst, various industries, since 1998; joined Fidelity in 1998

Annual Report

Technology Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 8.4%
Automatic Data Processing, Inc.	348,800	$ 18,385,248
Ceridian Corp. (a)	125,500	2,334,300
ChoicePoint, Inc. (a)	740,000	39,368,000
Concord EFS, Inc. (a)	955,000	28,678,650
Exult, Inc. (a)	62,900	689,384
First Data Corp.	715,000	58,286,800
Paychex, Inc.	1,100,500	40,663,475
Per-Se Technologies, Inc. warrants 7/8/03 (a)	3,258	326
TOTAL COMMERCIAL SERVICES & SUPPLIES		188,406,183
COMMUNICATIONS EQUIPMENT - 6.8%
Brocade Communications System, Inc. (a)	2,363,000	51,915,110
Cisco Systems, Inc. (a)	1,600,000	22,832,000
Finisar Corp. (a)	1,191,500	7,268,150
Motorola, Inc.	3,901,000	50,713,000
Polycom, Inc. (a)	777,400	18,921,916
Tellium, Inc.	467,720	977,535
TOTAL COMMUNICATIONS EQUIPMENT		152,627,711
COMPUTERS & PERIPHERALS - 9.7%
Apple Computer, Inc. (a)	1,550,000	33,635,000
Dell Computer Corp. (a)	3,310,000	81,723,900
International Business Machines Corp.	913,700	89,652,244
Quanta Computer, Inc.	3,347,000	11,551,255
Storage Technology Corp. (a)	72,600	1,393,920
TOTAL COMPUTERS & PERIPHERALS		217,956,319
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
AT&T Corp.	750,000	11,655,000
TeraBeam Networks (d)	23,600	5,900
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		11,660,900
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Agilent Technologies, Inc. (a)	600,000	18,690,000
Arrow Electronics, Inc. (a)	350,000	9,380,000
Tech Data Corp. (a)	293,500	13,442,300
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		41,512,300
INTERNET & CATALOG RETAIL - 0.1%
eBay, Inc. (a)	43,300	2,253,765
INTERNET SOFTWARE & SERVICES - 1.6%
Check Point Software Technologies Ltd. (a)	415,000	11,586,800

	Shares	Value (Note 1)
Overture Services, Inc. (a)	128,500	$ 3,888,410
Yahoo!, Inc. (a)	1,375,100	19,883,946
TOTAL INTERNET SOFTWARE & SERVICES		35,359,156
IT CONSULTING & SERVICES - 0.9%
Affiliated Computer Services, Inc. Class A (a)	245,400	12,002,514
Computer Sciences Corp. (a)	183,200	8,703,832
TOTAL IT CONSULTING & SERVICES		20,706,346
MEDIA - 4.5%
AOL Time Warner, Inc. (a)	4,039,700	100,184,560
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 29.6%
Agere Systems, Inc. Class A	7,200,000	28,800,000
Altera Corp. (a)	994,760	18,970,073
Analog Devices, Inc. (a)	300,000	11,163,000
Applied Materials, Inc. (a)	872,400	37,923,228
ASML Holding NV (NY Shares) (a)	1,180,000	24,013,000
Cypress Semiconductor Corp. (a)	717,600	14,244,360
Fairchild Semiconductor International, Inc. Class A (a)	1,481,400	38,146,050
Helix Technology, Inc.	43,200	795,744
Integrated Circuit Systems, Inc. (a)	957,200	17,717,772
Integrated Device Technology, Inc. (a)	636,400	16,272,748
Intel Corp.	5,150,000	147,032,500
Intersil Corp. Class A (a)	627,400	17,404,076
KLA-Tencor Corp. (a)	495,000	28,665,450
Marvell Technology Group Ltd. (a)	780,000	23,938,200
Micron Technology, Inc. (a)	1,595,000	51,279,250
NVIDIA Corp. (a)	753,900	38,456,439
QLogic Corp. (a)	4,300	160,175
Semtech Corp. (a)	351,600	10,611,288
Silicon Laboratories, Inc. (a)	647,320	16,843,266
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,043,400	16,955,250
Texas Instruments, Inc.	1,185,000	34,779,750
UMC Japan (a)	2,019	18,884,691
United Microelectronics Corp. sponsored ADR	1,597,100	13,495,495
Vitesse Semiconductor Corp. (a)	1,850,000	12,987,000
Xilinx, Inc. (a)	670,000	24,066,400
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		663,605,205
SOFTWARE - 26.5%
Adobe Systems, Inc.	1,201,700	43,717,846
Advent Software, Inc. (a)	105,628	5,124,014
Amdocs Ltd. (a)	314,300	8,878,975
BEA Systems, Inc. (a)	1,486,700	18,895,957
Computer Associates International, Inc.	1,119,800	18,230,344
Compuware Corp. (a)	2,370,500	27,047,405
Legato Systems, Inc. (a)	390,000	3,763,500
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Microsoft Corp. (a)	4,700,080	$ 274,202,668
Network Associates, Inc. (a)	648,400	15,380,048
Numerical Technologies, Inc. (a)	289,572	3,868,682
PeopleSoft, Inc. (a)	677,688	19,700,390
Peregrine Systems, Inc. (a)	4,746,500	42,718,500
Precise Software Solutions Ltd. (a)	450,000	9,522,000
Quest Software, Inc. (a)	644,400	11,508,984
Red Hat, Inc. (a)	2,390,600	14,080,634
Sybase, Inc. (a)	350,000	5,904,500
Symantec Corp. (a)	317,300	11,441,838
Vastera, Inc. (a)	424,900	5,570,439
VERITAS Software Corp. (a)	1,578,900	56,035,161
TOTAL SOFTWARE		595,591,885
SPECIALTY RETAIL - 0.4%
CDW Computer Centers, Inc. (a)	159,700	8,432,160
TOTAL COMMON STOCKS (Cost $2,085,975,527)		2,038,296,490
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.1%
Chorum Technologies Series E (d)	33,100	52,298
Procket Networks, Inc. Series C (d)	504,045	1,008,090
TOTAL COMMUNICATIONS EQUIPMENT		1,060,388
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (d)	31,142	243,842
SOFTWARE - 0.0%
Monterey Design Systems Series E (d)	627,333	420,313
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,112,000)		1,724,543
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $1,750,000)	-	$ 1,750,000	2,038,750
Money Market Funds - 9.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	194,407,855	$ 194,407,855
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	28,382,397	28,382,397
TOTAL MONEY MARKET FUNDS (Cost $222,790,252)		222,790,252
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $2,322,627,779)		2,264,850,035
NET OTHER ASSETS - (0.9)%		(19,537,916)
NET ASSETS - 100%		$ 2,245,312,119
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,038,750 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 570,644
ITF Optical Technologies, Inc. Series B	10/11/00	$ 3,269,910
Monterey Design Systems Series E	11/1/00	$ 3,293,498
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 4,977,948
TeraBeam Networks	4/7/00	$ 88,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,664,298,487 and $4,788,776,152, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $617,929 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,730,443 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $7,750,000. The weighted average interest rate was 2.25%. At period end there were no bank borrowings outstanding.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Ibis Technology Corp.	$ 841,900	$ 1,449,004	$ -	$ -
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $2,381,674,821. Net unrealized depreciation aggregated $116,824,786, of which $157,372,902 related to appreciated investment securities and $274,197,688 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $2,573,720,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $325,928,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $26,830,909) (cost $2,322,627,779) - See accompanying schedule		$ 2,264,850,035
Cash		13,104
Foreign currency held at value (cost $ 25,833)		25,395
Receivable for investments sold		74,844,113
Receivable for fund shares sold		1,608,035
Dividends receivable		282,362
Interest receivable		263,231
Redemption fees receivable		1,365
Other receivables		32,568
Total assets		2,341,920,208
Liabilities
Payable for investments purchased	$ 57,744,798
Payable for fund shares redeemed	8,616,237
Accrued management fee	1,160,563
Other payables and accrued expenses	704,094
Collateral on securities loaned, at value	28,382,397
Total liabilities		96,608,089
Net Assets		$ 2,245,312,119
Net Assets consist of:
Paid in capital		$ 5,266,173,492
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,963,083,191)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(57,778,182)
Net Assets, for 43,120,262 shares outstanding		$ 2,245,312,119
Net Asset Value and redemption price per share ($2,245,312,119 ÷ 43,120,262 shares)		$ 52.07
Maximum offering price per share (100/97.00 of $52.07)		$ 53.68

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 2,541,635
Interest		8,409,793
Security lending		209,711
Total income		11,161,139
Expenses
Management fee	$ 16,189,672
Transfer agent fees	15,379,604
Accounting and security lending fees	1,235,903
Non-interested trustees' compensation	8,600
Custodian fees and expenses	87,934
Registration fees	77,438
Audit	113,225
Legal	30,523
Interest	484
Miscellaneous	444,431
Total expenses before reductions	33,567,814
Expense reductions	(1,848,570)	31,719,244
Net investment income (loss)		(20,558,105)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $15,630 on sales of investments in affiliated issuers)	(1,958,533,196)
Foreign currency transactions	(21,638)
Total net realized gain (loss)		(1,958,554,834)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,190,055,225
Assets and liabilities in foreign currencies	(438)
Total change in net unrealized appreciation (depreciation)		1,190,054,787
Net gain (loss)		(768,500,047)
Net increase (decrease) in net assets resulting from operations		$ (789,058,152)
Other Information Sales charges paid to FDC		$ 3,582,631
Deferred sales charges withheld by FDC		$ 25,999
Exchange fees withheld by FSC		$ 111,353

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (20,558,105)	$ (29,576,393)
Net realized gain (loss)	(1,958,554,834)	(336,088,808)
Change in net unrealized appreciation (depreciation)	1,190,054,787	(4,667,957,208)
Net increase (decrease) in net assets resulting from operations	(789,058,152)	(5,033,622,409)
Distributions to shareholders from net realized gain	-	(376,711,985)
Distributions to shareholders in excess of net realized gain	-	(531,189,906)
Total distributions	-	(907,901,891)
Share transactions Net proceeds from sales of shares	911,952,074	3,754,047,707
Reinvestment of distributions	-	879,678,826
Cost of shares redeemed	(1,124,177,569)	(3,373,002,493)
Net increase (decrease) in net assets resulting from share transactions	(212,225,495)	1,260,724,040
Redemption fees	1,058,457	6,386,725
Total increase (decrease) in net assets	(1,000,225,190)	(4,674,413,535)
Net Assets
Beginning of period	3,245,537,309	7,919,950,844
End of period	$ 2,245,312,119	$ 3,245,537,309
Other Information Shares
Sold	14,532,307	24,473,114
Issued in reinvestment of distributions	-	6,696,754
Redeemed	(18,449,037)	(24,556,370)
Net increase (decrease)	(3,916,730)	6,613,498

Financial Highlights

Years ended February 28,	2002	2001	2000 F	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 69.00	$ 195.92	$ 82.70	$ 53.13	$ 57.70
Income from Investment Operations
Net investment income (loss) C	(.45)	(.65)	(.40) E	(.34)	(.25)
Net realized and unrealized gain (loss)	(16.50)	(105.68)	133.30	29.79	11.29
Total from investment operations	(16.95)	(106.33)	132.90	29.45	11.04
Distributions from net realized gain	-	(8.60)	(19.80)	-	(12.39)
Distributions in excess of net realized gain	-	(12.13)	-	-	(3.30)
Total distributions	-	(20.73)	(19.80)	-	(15.69)
Redemption fees added to paid in capital C	.02	.14	.12	.12	.08
Net asset value, end of period	$ 52.07	$ 69.00	$ 195.92	$ 82.70	$ 53.13
Total Return A, B	(24.54)%	(59.05)%	184.11%	55.66%	24.92%
Ratios to Average Net Assets D
Expenses before expense reductions	1.19%	.95%	1.05%	1.24%	1.38%
Expenses net of voluntary waivers, if any	1.19%	.95%	1.05%	1.24%	1.38%
Expenses net of all reductions	1.13%	.94%	1.04%	1.20%	1.30%
Net investment income (loss)	(.73)%	(.46)%	(.34)%	(.54)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,245,312	$ 3,245,537	$ 7,919,951	$ 1,367,148	$ 691,924
Portfolio turnover rate	184%	114%	210%	339%	556%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Investment income per share reflects a special dividend which amounted to $.07 per share. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Telecommunications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-33.39%	10.71%	136.46%
Select Telecommunications (load adj.)	-35.39%	7.38%	129.37%
S&P 500	-9.51%	50.03%	228.19%
GS Utilities	-27.97%	20.41%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-33.39%	2.05%	8.99%
Select Telecommunications (load adj.)	-35.39%	1.43%	8.66%
S&P 500	-9.51%	8.54%	12.66%
GS Utilities	-27.97%	3.78%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $22,937 - a 129.37% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
BellSouth Corp.	12.4
AT&T Corp.	11.7
Verizon Communications, Inc.	7.6
Qwest Communications International, Inc.	6.6
SBC Communications, Inc.	6.2
Comcast Corp. Class A (special)	5.2
Liberty Media Corp. Class A	4.2
EchoStar Communications Corp. Class A	3.9
ALLTEL Corp.	3.6
Motorola, Inc.	2.9
64.3
Top Industries as of February 28, 2002
% of fund's net assets
Diversified Telecommunication Services	55.2%
Media	17.8%
Communications Equipment	12.5%
Wireless Telecommunication Services	6.1%
Industrial Conglomerates	2.2%
All Others*	6.2%
* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Tim Cohen (left), who managed Fidelity Select Telecommunications Portfolio during the period covered by this report, with additional comments from Brian Younger (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, Tim?

T.C. Telecommunications stocks continued to struggle. For the 12 months ending February 28, 2002, the fund returned -33.39%. By comparison, the Goldman Sachs Utilities Index - an index of 116 stocks designed to measure the performance of companies in the utilities sector - fell 27.97%. The Standard & Poor's 500 Index, a measure of the broader market's activity, returned -9.51% over the same period.

Q. What caused the fund to trail the two indexes?

T.C. Telecommunications was one of the market's weakest sectors during the period, as it continued to struggle with weak demand, excess capacity and intense competition. Although the Goldman Sachs index contains telecom stocks, it also is influenced by electric utilities, which performed better, as investors sought out more defensive investments. Likewise, the S&P 500's losses were mitigated by comparatively stronger performance in consumer staples, financials, health care and other defensive sectors. Even the wireless industry, which had been experiencing some of the most rapid growth in the sector, saw decelerating subscriber growth and eroding profit margins, as companies competed for market share by cutting prices.

Q. What was your strategy in this difficult environment?

T.C. I overweighted established local phone companies - especially regional Bell operating companies (RBOCs) BellSouth, Verizon and SBC Communications, as they had fairly stable local service businesses. Moreover, the federal government's regulatory timetable called for allowing the RBOCs to compete in an increasing number of long-distance markets, and they were in the process of rolling out digital subscriber lines (DSL) - a form of high-speed Internet access utilizing existing phone lines. Therefore, I thought this group offered an attractive combination of stable earnings from the local service and growth potential from the long-distance and DSL offerings. Although AT&T and the RBOCs - which together comprised almost 38% of the fund at the end of the period - all detracted from performance on an absolute basis, they performed better than many other stocks in the sector. Another part of my strategy was to underweight telecom equipment companies and large, pure wireless plays because of the difficulties I mentioned earlier.

Q. What stocks performed well for the fund?

T.C. Finisar and JDS Uniphase were two modestly positive influences on the fund's performance. They represented opportunities in the beaten-down telecom equipment industry, which I generally avoided but watched for the occasionally attractive values it offered. Both were gone from the fund by the end of the period. CenturyTel, an established local phone company serving rural areas in the U.S., also was a modestly positive contributor to performance. Although ALLTEL's announcement in August 2001 that it was interested in acquiring CenturyTel led nowhere during the period, the company continued to meet its earnings estimates and announced plans to buy certain Midwest phone lines from Verizon for $2.2 billion in cash.

Q. What stocks detracted from performance?

T.C. Qwest Communications was the biggest detractor. Disappointing earnings and a cash crunch that forced the company to announce plans to issue more shares and draw down a $4 billion credit line hampered its stock. Optical communications equipment manufacturer CIENA, one of the few telecom equipment positions in the fund, also held back our performance. The telecom capital spending drought continued to weigh on CIENA's results, as the company announced a record quarterly operating loss in February 2002 and warned that the April quarter would lag expected results. Wireless service provider Nextel Communications was hit hard because of slowing growth in business subscribers, where the company has a niche.

Q. Turning to you, Brian, what's your outlook?

B.Y. Over the near term, I don't expect to make substantial changes in the fund's positioning. I agree with Tim's emphasis on established local service companies, which should benefit from their ability to roll out new services and grow revenues and earnings by leveraging their massive capital outlays of the past few years. In the wireless industry, there is currently too much competition to allow decent profit margins, and I think we'll need to see some consolidation before that situation is rectified. With valuations coming down as a result of sharply declining share prices, we might see a wave of consolidation across the entire telecom sector that could ultimately be very favorable for the survivors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 096

Trading symbol: FSTCX

Size: as of February 28, 2002, more than
$456 million

Manager: Brian Younger, since March 2002; manager, Fidelity Select Biotechnology Portfolio and Fidelity Advisor Biotechnology Fund, 2000-2002; joined Fidelity in 1995

Annual Report

Telecommunications Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 12.5%
CIENA Corp. (a)	134,600	$ 1,044,496
Comverse Technology, Inc. (a)	522,200	8,172,430
Corvis Corp. (a)	3,000	3,420
Crown Castle International Corp. (a)	712,800	4,426,488
Lucent Technologies, Inc.	2,278,400	12,736,256
Motorola, Inc.	1,022,700	13,295,100
Nokia Corp. sponsored ADR	185,800	3,859,066
Polycom, Inc. (a)	51,800	1,260,812
QUALCOMM, Inc. (a)	220,300	7,324,975
Redback Networks, Inc. (a)	826,800	2,554,812
SpectraSite Holdings, Inc. (a)	1,740,300	2,227,584
TOTAL COMMUNICATIONS EQUIPMENT		56,905,439
DIVERSIFIED TELECOMMUNICATION SERVICES - 55.2%
Adelphia Business Solution, Inc. Class A (a)	181,156	14,492
ALLTEL Corp.	293,100	16,311,015
AT&T Corp.	3,430,292	53,306,738
BellSouth Corp.	1,455,900	56,430,684
Broadwing, Inc. (a)	1,695,600	10,648,368
CenturyTel, Inc.	81,100	2,692,520
Citizens Communications Co.	1,446,400	13,176,704
Qwest Communications International, Inc.	3,439,044	29,919,683
SBC Communications, Inc.	751,400	28,432,976
Telefonos de Mexico SA de CV sponsored ADR	161,200	6,172,348
TeraBeam Networks (d)	5,600	1,400
Verizon Communications, Inc.	738,600	34,566,480
WorldQuest Networks, Inc. (a)	7,400	18,130
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		251,691,538
INDUSTRIAL CONGLOMERATES - 2.2%
Tyco International Ltd.	349,900	10,182,090
MEDIA - 17.1%
Adelphia Communications Corp. Class A	306,100	6,718,895
AOL Time Warner, Inc. (a)	279,400	6,929,120
Cablevision Systems Corp. - NY Group Class A (a)	2,500	89,750
Comcast Corp. Class A (special) (a)	696,400	23,587,068
EchoStar Communications Corp. Class A (a)	679,600	17,751,152
General Motors Corp. Class H (a)	260,600	3,843,850
Liberty Media Corp. Class A (a)	1,491,200	19,087,360
TOTAL MEDIA		78,007,195
WIRELESS TELECOMMUNICATION SERVICES - 6.1%
America Movil SA de CV sponsored ADR	220,900	3,998,290
American Tower Corp. Class A (a)	649,100	3,141,644
Metro One Telecommunications, Inc. (a)	166,200	3,714,570

	Shares	Value (Note 1)
Nextel Communications, Inc. Class A (a)	1,207,000	$ 6,022,930
NTT DoCoMo, Inc.	25	260,027
Price Communications Corp. (a)	245,200	4,487,160
Triton PCS Holdings, Inc. Class A (a)	66,600	596,736
Vodafone Group PLC sponsored ADR	287,000	5,453,000
TOTAL WIRELESS TELECOMMUNICATION SERVICES		27,674,357
TOTAL COMMON STOCKS (Cost $506,620,850)		424,460,619
Convertible Bonds - 0.7%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 0.7%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $3,700,000)	Caa1	$ 3,700,000	3,293,000
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	29,358,258	29,358,258
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	6,595,500	6,595,500
TOTAL MONEY MARKET FUNDS (Cost $35,953,758)		35,953,758
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $546,274,608)		463,707,377
NET OTHER ASSETS - (1.7)%		(7,590,951)
NET ASSETS - 100%		$ 456,116,426
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,293,000 or 0.7% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 21,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $973,868,430 and $1,036,841,158, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $88,618 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,400 or 0% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
AlphaNet Telecom, Inc.	$ -	$ 12,076,665	$ -	$ -
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $558,670,003. Net unrealized depreciation aggregated $94,962,626, of which $5,346,236 related to appreciated investment securities and $100,308,862 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $449,206,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $39,435,000 of losses recognized during the period November 1, 2001 to February 28, 2002.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $4,997,220) (cost $546,274,608) - See accompanying schedule		$ 463,707,377
Receivable for fund shares sold		123,632
Dividends receivable		107,310
Interest receivable		107,164
Redemption fees receivable		316
Other receivables		4,832
Total assets		464,050,631
Liabilities
Payable for fund shares redeemed	$ 863,042
Accrued management fee	223,421
Other payables and accrued expenses	252,242
Collateral on securities loaned, at value	6,595,500
Total liabilities		7,934,205
Net Assets		$ 456,116,426
Net Assets consist of:
Paid in capital		$ 1,038,963,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(500,280,056)
Net unrealized appreciation (depreciation) on investments		(82,567,231)
Net Assets, for 14,931,078 shares outstanding		$ 456,116,426
Net Asset Value and redemption price per share ($456,116,426 ÷ 14,931,078 shares)		$ 30.55
Maximum offering price per share (100/97.00 of $30.55)		$ 31.49

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 5,915,875
Interest		1,694,674
Security lending		78,419
Total income		7,688,968
Expenses
Management fee	$ 3,582,604
Transfer agent fees	3,930,291
Accounting and security lending fees	377,328
Non-interested trustees' compensation	1,362
Custodian fees and expenses	29,801
Registration fees	45,969
Audit	21,175
Legal	7,939
Miscellaneous	141,049
Total expenses before reductions	8,137,518
Expense reductions	(559,104)	7,578,414
Net investment income (loss)		110,554
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(12,076,665) on sales of investments in affiliated issuers)	(320,212,527)
Foreign currency transactions	4,969
Total net realized gain (loss)		(320,207,558)
Change in net unrealized appreciation (depreciation) on:
Investment securities	67,756,434
Assets and liabilities in foreign currencies	1,201
Total change in net unrealized appreciation (depreciation)		67,757,635
Net gain (loss)		(252,449,923)
Net increase (decrease) in net assets resulting from operations		$ (252,339,369)
Other Information Sales charges paid to FDC		$ 358,997
Deferred sales charges withheld by FDC		$ 12,990
Exchange fees withheld by FSC		$ 36,705

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 110,554	$ (2,288,245)
Net realized gain (loss)	(320,207,558)	(123,226,355)
Change in net unrealized appreciation (depreciation)	67,757,635	(765,572,847)
Net increase (decrease) in net assets resulting from operations	(252,339,369)	(891,087,447)
Distributions to shareholders from net investment income	(301,845)	-
Distributions to shareholders from net realized gain	-	(172,055,431)
Total distributions	(301,845)	(172,055,431)
Share transactions Net proceeds from sales of shares	160,894,245	481,400,126
Reinvestment of distributions	287,800	165,916,501
Cost of shares redeemed	(243,698,672)	(681,931,484)
Net increase (decrease) in net assets resulting from share transactions	(82,516,627)	(34,614,857)
Redemption fees	78,721	735,840
Total increase (decrease) in net assets	(335,079,120)	(1,097,021,895)
Net Assets
Beginning of period	791,195,546	1,888,217,441
End of period	$ 456,116,426	$ 791,195,546
Other Information Shares
Sold	4,106,379	6,440,437
Issued in reinvestment of distributions	7,785	1,882,073
Redeemed	(6,424,384)	(9,800,452)
Net increase (decrease)	(2,310,220)	(1,477,942)

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 45.89	$ 100.87	$ 61.85	$ 53.37	$ 41.80
Income from Investment Operations
Net investment income (loss) C	.01	(.12)	(.12)	(.06)	(.25)
Net realized and unrealized gain (loss)	(15.33)	(45.86)	49.58	11.43	18.20
Total from investment operations	(15.32)	(45.98)	49.46	11.37	17.95
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	-	(9.04)	(10.48)	(2.96)	(6.44)
Total distributions	(.02)	(9.04)	(10.48)	(2.96)	(6.44)
Redemption fees added to paid in capital C	-	.04	.04	.07	.06
Net asset value, end of period	$ 30.55	$ 45.89	$ 100.87	$ 61.85	$ 53.37
Total Return A, B	(33.39)%	(49.80)%	84.89%	22.21%	46.52%
Ratios to Average Net Assets D
Expenses before expense reductions	1.29%	1.07%	1.12%	1.27%	1.51%
Expenses net of voluntary waivers, if any	1.29%	1.07%	1.12%	1.27%	1.51%
Expenses net of all reductions	1.20%	1.02%	1.09%	1.25%	1.48%
Net investment income (loss)	.02%	(.17)%	(.15)%	(.11)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 456,116	$ 791,196	$ 1,888,217	$ 824,175	$ 643,449
Portfolio turnover rate	169%	322%	173%	150%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-29.94%	34.76%	152.97%
Select Utilities Growth (load adj.)	-32.04%	30.72%	145.38%
S&P 500	-9.51%	50.03%	228.19%
GS Utilities	-27.97%	20.41%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-29.94%	6.15%	9.73%
Select Utilities Growth (load adj.)	-32.04%	5.50%	9.39%
S&P 500	-9.51%	8.54%	12.66%
GS Utilities	-27.97%	3.78%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 28, 1992, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have grown to $24,538 - a 145.38% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,819 - a 228.19% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
BellSouth Corp.	13.6
SBC Communications, Inc.	13.0
AT&T Corp.	11.7
Verizon Communications, Inc.	10.5
ALLTEL Corp.	3.9
Entergy Corp.	3.3
Qwest Communications International, Inc.	3.2
General Motors Corp. Class H	3.1
FirstEnergy Corp.	3.0
American Electric Power Co., Inc.	2.8
68.1
Top Industries as of February 28, 2002
% of fund's net assets
Diversified Telecommunication Services	62.2%
Electric Utilities	18.1%
Wireless Telecommunication Services	5.3%
Media	4.3%
Diversified Financials	2.0%
All Others *	8.1%
* Includes short-term investments and net other assets.

Annual Report

Utilities Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with John Roth (left), who managed Fidelity Select Utilities Growth Portfolio for the period covered by this report, with additional comments from Shep Perkins (right), who became manager of the fund on March 1, 2002.

Q. How did the fund perform, John?

J.R. Utilities growth stocks continued to be weak. For the 12 months ending February 28, 2002, the fund posted a return of -29.94%, well off the -9.51% pace set by the Standard & Poor's 500 Index. Additionally, the fund slightly trailed the -27.97% return of the Goldman Sachs Utilities Index, an index of 116 stocks designed to measure the performance of companies in the utilities sector.

Q. Why did the fund lag its indexes?

J.R. The fund lagged the S&P 500 because utilities and telecommunications were two of the market's weakest areas during the period. The S&P 500 reflects the broader market, which was helped by health care, consumer staples and other sectors that had held up better than utilities during the economic slowdown. With respect to the Goldman Sachs index, the fund suffered from its heavier emphasis on global independent power producer AES and integrated telecom service provider Qwest Communications, both of which were very weak during the period.

Q. What was your strategy during the period?

J.R. I maintained a defensive strategy. Within the telecom space, I emphasized established service providers, such as the regional Bell operating companies (RBOCs). A compelling case for investing in the RBOCs - based on better-than-expected penetration of long-distance markets and projected strong growth in the use of DSL, a form of high-speed Internet access using existing phone lines - coincided with their stocks selling at fairly reasonable prices. For the most part, I avoided exposure to emerging service providers, which continued to suffer from weak balance sheets and questionable earnings prospects. In the power utilities industry, my emphasis was on traditional integrated utilities over independent power producers, which were hampered by falling power prices and overcapacity in a number of markets.

Q. What stocks performed well for the fund?

J.R. Southern Company, Entergy and FirstEnergy, all integrated utilities, made positive contributions to performance. When the overall market is weak, as it was during the period, investors tend to buy conventional utilities because of their stable earnings and generous dividends. The fund also was helped by two telecom holdings, ALLTEL and CenturyTel, which offer a mixture of local and wireless phone service in areas that are relatively free from outside competition.

Q. What about detractors?

J.R. AES, which I mentioned earlier, was the biggest detractor. The company faced difficult operating conditions caused by lower power prices in the U.K. and a decline in Brazil's currency, which resulted in a substantial earnings reduction. Qwest Communications also had a negative impact on our performance. I thought the company's acquisition of U.S. West was a smart move that provided some much-needed stability to complement the growth potential of its fiber-optic network. However, earnings disappointments, downgrades of its debt and concerns about the company's accounting practices hampered Qwest's stock. SBC Communications was a different story. Although the stock declined during the period, it fared better than many other stocks in the sector. Nonetheless, the fund's large exposure to SBC amplified the impact of its downward movement. Another core holding, AT&T, was a drag on performance, as weak demand for its long-distance phone service and a $1 billion restructuring charge eroded profits. Two other large bets for the fund, BellSouth and Verizon, each had a slight negative impact on our performance.

Q. Turning to you, Shep, what's your outlook?

S.P. Toward the end of the period, there were increasing signs that the economy could be in the early stages of a recovery. However, the supply/demand profile in the telecommunications and power utility markets remained relatively unfavorable. In the telecom market, a somewhat stronger case can be made for owning established companies such as the RBOCs, which can roll out new services to a large existing customer base with minimal startup costs. On the power side, traditional integrated utilities can benefit from favorable pricing in regulated markets. The more growth-oriented segments of the telecom and power markets could take a while to recover, though.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 10, 1981

Fund number: 065

Trading symbol: FSUTX

Size: as of February 28, 2002, more than $274 million

Manager: Shep Perkins, since March 2002; manager, Fidelity Select Developing Communications Portfolio, since 2001; Fidelity Select Wireless Portfolio, since 2000; joined Fidelity in 1997

Annual Report

Utilities Growth Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 1.3%
Comverse Technology, Inc. (a)	71,200	$ 1,114,280
Crown Castle International Corp. (a)	183,900	1,142,019
Lucent Technologies, Inc.	95,200	532,168
SpectraSite Holdings, Inc. (a)	551,200	705,536
TOTAL COMMUNICATIONS EQUIPMENT		3,494,003
CONSTRUCTION & ENGINEERING - 0.1%
SBA Communications Corp. Class A (a)	50,100	120,240
DIVERSIFIED FINANCIALS - 2.0%
Kinder Morgan Management LLC	189,386	5,598,250
DIVERSIFIED TELECOMMUNICATION SERVICES - 62.2%
ALLTEL Corp.	191,100	10,634,715
AT&T Corp.	2,074,939	32,244,552
BCE, Inc.	356,300	7,445,340
BellSouth Corp.	966,500	37,461,541
CenturyTel, Inc.	127,200	4,223,040
Citizens Communications Co.	634,000	5,775,740
Qwest Communications International, Inc.	997,806	8,680,912
SBC Communications, Inc.	943,361	35,696,780
Verizon Communications, Inc.	617,366	28,892,729
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		171,055,349
ELECTRIC UTILITIES - 17.8%
AES Corp. (a)	275,350	1,420,806
American Electric Power Co., Inc.	172,200	7,550,970
Cinergy Corp.	72,000	2,289,600
Dominion Resources, Inc.	53,300	3,106,324
Edison International (a)	76,800	1,213,440
Entergy Corp.	216,900	8,953,632
FirstEnergy Corp.	224,400	8,213,040
Northeast Utilities	258,000	4,742,040
NSTAR	41,700	1,828,128
Southern Co.	215,700	5,478,780
TXU Corp.	82,900	4,217,123
TOTAL ELECTRIC UTILITIES		49,013,883
ELECTRICAL EQUIPMENT - 0.9%
General Cable Corp.	202,400	2,388,320
GAS UTILITIES - 2.0%
KeySpan Corp.	106,400	3,410,120
NiSource, Inc.	98,100	2,059,119
TOTAL GAS UTILITIES		5,469,239

	Shares	Value (Note 1)
MEDIA - 4.3%
EchoStar Communications Corp. Class A (a)	128,000	$ 3,343,360
General Motors Corp. Class H (a)	576,900	8,509,275
TOTAL MEDIA		11,852,635
MULTI-UTILITIES - 1.2%
SCANA Corp.	119,500	3,316,125
OIL & GAS - 1.1%
Equitable Resources, Inc.	91,400	2,986,952
WIRELESS TELECOMMUNICATION SERVICES - 5.3%
AirGate PCS, Inc. (a)	17,500	160,650
American Tower Corp. Class A (a)	551,200	2,667,808
China Mobile (Hong Kong) Ltd. (a)	404,000	1,165,136
Metro One Telecommunications, Inc. (a)	81,300	1,817,055
Price Communications Corp. (a)	58,100	1,063,230
Sprint Corp. - PCS Group Series 1 (a)	334,800	3,096,900
Triton PCS Holdings, Inc. Class A (a)	130,200	1,166,592
Vodafone Group PLC sponsored ADR	183,900	3,494,100
TOTAL WIRELESS TELECOMMUNICATION SERVICES		14,631,471
TOTAL COMMON STOCKS (Cost $339,767,478)		269,926,467
Convertible Preferred Stocks - 0.3%

ELECTRIC UTILITIES - 0.3%
Ameren Corp. $2.438	5,300	135,647
Cinergy Corp. $4.75 PRIDES	15,800	834,398
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $922,500)		970,045
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 1.83% (b)	16,600,353	16,600,353
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	3,405,000	3,405,000
TOTAL MONEY MARKET FUNDS (Cost $20,005,353)		20,005,353
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $360,695,331)		290,901,865
NET OTHER ASSETS - (5.8)%		(16,007,906)
NET ASSETS - 100%		$ 274,893,959
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $200,227,114 and $298,247,176, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,022 for the period.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $362,743,770. Net unrealized depreciation aggregated $71,841,905, of which $5,806,010 related to appreciated investment securities and $77,647,915 related to depreciated investment securities.

The fund hereby designates approximately $8,940,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2002, the fund had a capital loss carryforward of approximately $56,129,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $33,195,000 of losses recognized during the period November 1, 2001 to February 28, 2002.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $1,777,680) (cost $360,695,331) - See accompanying schedule		$ 290,901,865
Receivable for investments sold		1,811,783
Receivable for fund shares sold		212,647
Dividends receivable		419,348
Interest receivable		29,807
Redemption fees receivable		11
Other receivables		2,907
Total assets		293,378,368
Liabilities
Payable for investments purchased	$ 13,835,881
Payable for fund shares redeemed	959,098
Accrued management fee	134,091
Other payables and accrued expenses	150,339
Collateral on securities loaned, at value	3,405,000
Total liabilities		18,484,409
Net Assets		$ 274,893,959
Net Assets consist of:
Paid in capital		$ 436,220,092
Undistributed net investment income		780,219
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(92,312,886)
Net unrealized appreciation (depreciation) on investments		(69,793,466)
Net Assets, for 8,010,607 shares outstanding		$ 274,893,959
Net Asset Value and redemption price per share ($274,893,959 ÷ 8,010,607 shares)		$ 34.32
Maximum offering price per share (100/97.00 of $34.32)		$ 35.38

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 6,305,520
Interest		940,028
Security lending		55,497
Total income		7,301,045
Expenses
Management fee	$ 2,267,107
Transfer agent fees	1,705,607
Accounting and security lending fees	258,996
Non-interested trustees' compensation	537
Custodian fees and expenses	19,125
Registration fees	44,386
Audit	24,748
Legal	4,278
Miscellaneous	56,375
Total expenses before reductions	4,381,159
Expense reductions	(107,086)	4,274,073
Net investment income (loss)		3,026,972
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(87,375,954)
Foreign currency transactions	(41,255)
Total net realized gain (loss)		(87,417,209)
Change in net unrealized appreciation (depreciation) on investment securities		(53,640,144)
Net gain (loss)		(141,057,353)
Net increase (decrease) in net assets resulting from operations		$ (138,030,381)
Other Information Sales charges paid to FDC		$ 206,008
Deferred sales charges withheld by FDC		$ 14,241
Exchange fees withheld by FSC		$ 20,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,026,972	$ 25,037,126
Net realized gain (loss)	(87,417,209)	47,324,471
Change in net unrealized appreciation (depreciation)	(53,640,144)	(198,470,538)
Net increase (decrease) in net assets resulting from operations	(138,030,381)	(126,108,941)
Distributions to shareholders from net investment income	(2,182,560)	(19,207,594)
Distributions to shareholders from net realized gain	(8,962,358)	(47,183,849)
Total distributions	(11,144,918)	(66,391,443)
Share transactions Net proceeds from sales of shares	90,371,121	270,502,517
Reinvestment of distributions	10,523,975	62,744,559
Cost of shares redeemed	(209,262,062)	(253,817,819)
Net increase (decrease) in net assets resulting from share transactions	(108,366,966)	79,429,257
Redemption fees	68,966	333,290
Total increase (decrease) in net assets	(257,473,299)	(112,737,837)
Net Assets
Beginning of period	532,367,258	645,105,095
End of period (including undistributed net investment income of $780,219 and undistributed net investment income of $6,485,710, respectively)	$ 274,893,959	$ 532,367,258
Other Information Shares
Sold	2,037,000	4,194,173
Issued in reinvestment of distributions	247,021	1,143,772
Redeemed	(4,842,366)	(4,141,353)
Net increase (decrease)	(2,558,345)	1,196,592

Financial Highlights

Years ended February 28,	2002	2001	2000 E	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 50.37	$ 68.83	$ 61.58	$ 53.50	$ 45.97
Income from Investment Operations
Net investment income (loss) C	.33	2.48 F	.48	.44	.54
Net realized and unrealized gain (loss)	(15.20)	(14.15)	16.46	15.77	14.83
Total from investment operations	(14.87)	(11.67)	16.94	16.21	15.37
Distributions from net investment income	(.26)	(1.97)	(.42)	(.25)	(.58)
Distributions from net realized gain	(.93)	(4.85)	(9.30)	(7.93)	(7.30)
Total distributions	(1.19)	(6.82)	(9.72)	(8.18)	(7.88)
Redemption fees added to paid in capital C	.01	.03	.03	.05	.04
Net asset value, end of period	$ 34.32	$ 50.37	$ 68.83	$ 61.58	$ 53.50
Total Return A, B	(29.94)%	(17.65)%	29.76%	32.17%	36.20%
Ratios to Average Net Assets D
Expenses before expense reductions	1.11%	1.01%	1.07%	1.18%	1.33%
Expenses net of voluntary waivers, if any	1.11%	1.01%	1.07%	1.18%	1.33%
Expenses net of all reductions	1.09%	.99%	1.04%	1.16%	1.30%
Net investment income (loss)	.77%	3.85%	.72%	.77%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,894	$ 532,367	$ 645,105	$ 507,841	$ 401,927
Portfolio turnover rate	54%	80%	93%	113%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Investment income per share reflects a special dividend which amounted to $2.26 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Wireless Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Wireless	-49.03%	-63.15%
Select Wireless (load adj.)	-50.56%	-64.26%
S&P 500	-9.51%	-22.17%
GS Utilities	-27.97%	-34.36%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 116 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Select Wireless	-49.03%	-50.06%
Select Wireless (load adj.)	-50.56%	-51.11%
S&P 500	-9.51%	-16.00%
GS Utilities	-27.97%	-25.38%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Wireless Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2002, the value of the investment would have been $3,574 - a 64.26% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,783 - a 22.17% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of February 28, 2002
% of fund's net assets
Vodafone Group PLC sponsored ADR	11.0
ALLTEL Corp.	7.9
Sprint Corp. - PCS Group Series 1	6.8
Atmel Corp.	5.1
American Tower Corp. Class A	4.8
Nextel Communications, Inc. Class A	4.7
Crown Castle International Corp.	4.6
China Mobile (Hong Kong) Ltd. sponsored ADR	3.2
Motorola, Inc.	2.9
PanAmSat Corp.	2.8
53.8
Top Industries as of February 28, 2002
% of fund's net assets
Wireless Telecommunication Services	48.6%
Communications Equipment	19.7%
Diversified Telecommunication Services	9.1%
Semiconductor Equipment & Products	6.8%
Electronic Equipment & Instruments	3.1%
All Others*	12.7%
* Includes short-term investments and net other assets.

Annual Report

Wireless Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Wireless Portfolio

Q. How did the fund perform, Shep?

A. It continued to be a very challenging time for wireless stocks. For the 12 months that ended February 28, 2002, the fund returned -49.03%. The Goldman Sachs Utilities Index - an index of 116 stocks designed to measure the performance of companies in the utilities sector - returned -27.97% during the same period. The Standard & Poor's 500 Index returned -9.51%.

Q. What factors continued to hold back wireless stocks?

A. Technology stocks had a rocky ride over the past 12 months, and it was even worse for wireless stocks. Wireless carriers and equipment makers were confronted with slowing subscriber growth during the period, which in turn led to less overall demand for new handsets. Also, handset upgrades slowed. Making matters worse, the market became increasingly concerned about high debt levels and companies' ability to repay debt in a slower growth environment. The fund's investments in Sprint PCS, Nextel Communications and several tower companies were punished for being overleveraged. Add it all up, and profitability targets throughout the sector quickly became unattainable.

Q. Where did you search for opportunities?

A. I focused on companies that I felt had strong market share, were executing strategic plans well and had positive cash flows. The fund's investments in ALLTEL and Vodafone were good examples. Unlike many of its competitors, ALLTEL wisely took its medicine a couple years ago and underwent a restructuring that began to pay off during the period. The company also had positive cash flows, and - since it operates in less populated areas with fewer competitors - enjoys a slight territorial edge. ALLTEL's stock performance was flat during the period, which made it a good performer. Vodafone didn't perform well, but the stock appealed to me because, as the largest wireless carrier in the world, Vodafone had high market shares where it competes, a relatively light debt load and the stock - relative to the average wireless stock - traded at a discount through much of the period. Vodafone and ALLTEL were the fund's two largest positions at the end of the period and represented nearly 20% of the fund's total assets.

Q. How did the fund's investments in handset makers and tower companies fare during the period?

A. Performance was mixed. Slower-than-expected subscriber growth took a heavy toll on both segments, but handset manufacturers such as Motorola and Nokia withstood the storm fairly well and their stocks turned in flat performances. Nokia, in fact, was the fund's best performer during the period. The fund's tower stocks, on the other hand, didn't withstand the storm so well. In a sense, tower companies are like real estate companies. They build the transmitting towers, and then lease the space to different carriers. In the course of building out their networks, though, tower companies borrowed significant capital. Slowing subscriber growth spurred repayment concerns for many tower companies, including Crown Castle and American Tower, both of which performed poorly during the period.

Q. Which other stocks influenced performance?

A. Wireless Facilities, a consulting firm that helps carriers build out their networks, was a good performer during the period, as was RF Micro Devices, which continued to gain share in the handset component business. Other detractors included Nextel - which was burdened by debt - and Comverse Technology, which specializes in voicemail software. Western Wireless also declined in value, due in large part to slowing subscriber rates. The fund did not own Wireless Facilities or Western Wireless at the end of the period.

Q. What's in store for the next few months, Shep?

A. Subscriber growth has slowed, but the wireless industry is still growing. Instead of seeing 20% growth in 2002, for example, we may see 15%. The market will be watching to see if these types of companies are adept at managing their debt levels, and if industry consolidation will play a role. Some consolidation could give the sector a shot in the arm. Valuations throughout the group are down, which may present some interesting buying opportunities as we move further into 2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 21, 2000

Fund number: 963

Trading symbol: FWRLX

Size: as of February 28, 2002, more than
$77 million

Manager: Shep Perkins, since inception; manager, Fidelity Select Utilities Growth Portfolio, since March 2002; Fidelity Select Developing Communications Portfolio, since 2001; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

Annual Report

Wireless Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.8%
Mercury Computer Systems, Inc. (a)	44,300	$ 1,420,258
COMMUNICATIONS EQUIPMENT - 19.7%
Allen Telecom, Inc. (a)	18,900	129,654
Andrew Corp. (a)	96,500	1,622,165
Comverse Technology, Inc. (a)	75,520	1,181,888
Crown Castle International Corp. (a)	571,910	3,551,561
DMC Stratex Networks, Inc. (a)	47,600	213,248
Motorola, Inc.	174,080	2,263,040
Nokia Corp. sponsored ADR	83,030	1,724,533
Proxim, Inc. (a)	109,900	418,719
QUALCOMM, Inc. (a)	60,250	2,003,313
Research in Motion Ltd. (a)	9,590	219,070
SpectraLink Corp. (a)	36,500	338,355
SpectraSite Holdings, Inc. (a)	762,600	976,128
Telefonaktiebolaget LM Ericsson AB sponsored ADR	142,060	599,493
TOTAL COMMUNICATIONS EQUIPMENT		15,241,167
CONSTRUCTION & ENGINEERING - 0.6%
SBA Communications Corp. Class A (a)	179,100	429,840
DIVERSIFIED TELECOMMUNICATION SERVICES - 9.1%
ALLTEL Corp.	109,890	6,115,379
Korea Telecom Corp. sponsored ADR	24,500	546,350
Qwest Communications International, Inc.	41,200	358,440
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		7,020,169
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
Symbol Technologies, Inc.	206,700	1,783,821
Trimble Navigation Ltd. (a)	47,400	616,200
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,400,021
MEDIA - 1.9%
EchoStar Communications Corp. Class A (a)	23,100	603,372
General Motors Corp. Class H (a)	43,500	641,625
Pegasus Communications Corp. Class A (a)	59,000	235,410
TOTAL MEDIA		1,480,407
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.8%
Atmel Corp. (a)	548,900	3,968,547
Intersil Corp. Class A (a)	15,400	427,196
NVIDIA Corp. (a)	12,600	642,726
RF Micro Devices, Inc. (a)	13,100	204,884
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		5,243,353

	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - 48.6%
AirGate PCS, Inc. (a)	74,300	$ 682,074
America Movil SA de CV sponsored ADR	67,500	1,221,750
American Tower Corp. Class A (a)	774,570	3,748,919
AT&T Wireless Services, Inc. (a)	159,360	1,607,942
Boston Communications Group, Inc. (a)	117,900	1,015,119
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	171,700	2,475,914
China Unicom Ltd. sponsored ADR (a)	21,700	207,235
Dobson Communications Corp. Class A (a)	166,030	400,132
Metro One Telecommunications, Inc. (a)	17,750	396,713
Nextel Communications, Inc. Class A (a)	732,250	3,653,928
Nextel Partners, Inc. Class A (a)	242,900	1,301,944
NTT DoCoMo, Inc.	21	218,423
PanAmSat Corp. (a)	100,300	2,157,453
Partner Communications Co. Ltd. ADR (a)	17,000	84,320
Price Communications Corp. (a)	15,200	278,160
SK Telecom Co. Ltd. sponsored ADR	86,300	1,894,285
Sprint Corp. - PCS Group Series 1 (a)	565,150	5,227,638
Telephone & Data Systems, Inc.	9,450	823,568
Triton PCS Holdings, Inc. Class A (a)	129,970	1,164,531
United States Cellular Corp. (a)	12,800	496,640
Vodafone Group PLC sponsored ADR	446,890	8,490,908
TOTAL WIRELESS TELECOMMUNICATION SERVICES		37,547,596
TOTAL COMMON STOCKS (Cost $115,504,587)		70,782,811
Money Market Funds - 12.8%

Fidelity Cash Central Fund, 1.83% (b)	6,104,558	6,104,558
Fidelity Securities Lending Cash Central Fund, 1.81% (b)	3,778,400	3,778,400
TOTAL MONEY MARKET FUNDS (Cost $9,882,958)		9,882,958
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $125,387,545)		80,665,769
NET OTHER ASSETS - (4.4)%		(3,400,266)
NET ASSETS - 100%		$ 77,265,503
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $166,818,880 and $172,628,588, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,231 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.1%
United Kingdom	11.0
Hong Kong	3.5
Korea (South)	3.1
Finland	2.2
Mexico	1.6
Others (individually less than 1%)	1.5
100.0%
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $129,194,487. Net unrealized depreciation aggregated $48,528,718, of which $1,360,240 related to appreciated investment securities and $49,888,958 related to depreciated investment securities.

At February 28, 2002, the fund had a capital loss carryforward of approximately $66,186,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $15,567,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including securities loaned of $1,333,520) (cost $125,387,545) - See accompanying schedule		$ 80,665,769
Receivable for fund shares sold		589,787
Dividends receivable		45,547
Interest receivable		7,933
Redemption fees receivable		54
Other receivables		5,377
Total assets		81,314,467
Liabilities
Payable for fund shares redeemed	$ 149,087
Accrued management fee	37,477
Other payables and accrued expenses	84,000
Collateral on securities loaned, at value	3,778,400
Total liabilities		4,048,964
Net Assets		$ 77,265,503
Net Assets consist of:
Paid in capital		$ 207,546,990
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(85,559,711)
Net unrealized appreciation (depreciation) on investments		(44,721,776)
Net Assets, for 21,012,968 shares outstanding		$ 77,265,503
Net Asset Value and redemption price per share ($77,265,503 ÷ 21,012,968 shares)		$ 3.68
Maximum offering price per share (100/97.00 of $3.68)		$ 3.79

Statement of Operations

	Year ended February 28, 2002
Investment Income
Dividends		$ 535,385
Interest		425,384
Security lending		61,352
Total income		1,022,121
Expenses
Management fee	$ 713,749
Transfer agent fees	1,083,944
Accounting and security lending fees	84,728
Non-interested trustees' compensation	445
Custodian fees and expenses	13,629
Registration fees	44,230
Audit	14,055
Legal	1,006
Miscellaneous	21,471
Total expenses before reductions	1,977,257
Expense reductions	(64,182)	1,913,075
Net investment income (loss)		(890,954)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(67,715,283)
Foreign currency transactions	293
Total net realized gain (loss)		(67,714,990)
Change in net unrealized appreciation (depreciation) on investment securities		(6,836,053)
Net gain (loss)		(74,551,043)
Net increase (decrease) in net assets resulting from operations		$ (75,441,997)
Other Information Sales charges paid to FDC		$ 420,632
Deferred sales charges withheld by FDC		$ 165
Exchange fees withheld by FSC		$ 14,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2002	September 21, 2000 (commencement of operations) to February 28, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (890,954)	$ (257,664)
Net realized gain (loss)	(67,714,990)	(17,600,043)
Change in net unrealized appreciation (depreciation)	(6,836,053)	(37,885,723)
Net increase (decrease) in net assets resulting from operations	(75,441,997)	(55,743,430)
Distributions to shareholders in excess of net realized gain	-	(188,980)
Share transactions Net proceeds from sales of shares	94,265,620	278,302,981
Reinvestment of distributions	-	183,734
Cost of shares redeemed	(99,176,215)	(65,243,933)
Net increase (decrease) in net assets resulting from share transactions	(4,910,595)	213,242,782
Redemption fees	102,415	205,308
Total increase (decrease) in net assets	(80,250,177)	157,515,680
Net Assets
Beginning of period	157,515,680	-
End of period	$ 77,265,503	$ 157,515,680
Other Information Shares
Sold	16,329,176	29,355,905
Issued in reinvestment of distributions	-	22,600
Redeemed	(17,138,407)	(7,556,306)
Net increase (decrease)	(809,231)	21,822,199

Financial Highlights

Years ended February 28,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.02)
Net realized and unrealized gain (loss)	(3.50)	(2.76)
Total from investment operations	(3.54)	(2.78)
Distributions in excess of net realized gain	-	(.01)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 3.68	$ 7.22
Total Return B, C, D	(49.03)%	(27.71)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.59%	1.51% A
Expenses net of voluntary waivers, if any	1.59%	1.51% A
Expenses net of all reductions	1.54%	1.48% A
Net investment income (loss)	(.72)%	(.43)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,266	$ 157,516
Portfolio turnover rate	148%	155% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of sales charges. E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Money Market Portfolio

Performance

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Money Market	3.30%	27.50%	56.22%
Select Money Market (load adj.)	0.20%	23.67%	51.54%
All Taxable Money Market Funds Average	3.00%	26.29%	54.16%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 1,148 taxable money market funds with similar objectives tracked by iMoneyNet, Inc. over the past one year.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Select Money Market	3.30%	4.98%	4.56%
Select Money Market (load adj.)	0.20%	4.34%	4.24%
All Taxable Money Market Funds Average	3.00%	4.77%	4.42%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Yields

	2/26/02	11/27/01	8/28/01	5/29/01	2/27/01
Select Money Market	1.72%	2.21%	3.39%	4.12%	5.34%
All Taxable Money Market Funds Average	1.46%	2.23%	3.08%	3.77%	5.04%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average. Figures for the all taxable money market funds average are from iMoneyNet, Inc.

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

Annual Report

Money Market Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Todd, Portfolio Manager of Fidelity Select Money Market Portfolio

Q. John, what was the investment environment like during the 12 months that ended February 28, 2002?

A. At the beginning of the period, the Federal Reserve Board was aggressively cutting short-term interest rates, in order to support economic growth against a backdrop of sharply curtailed business investment spending, rising unemployment and eroding consumer confidence. By the summer of 2001, though, the Fed had started to scale back the pace of its rate cuts as manufacturing activity showed signs of stabilizing. However, the terrorist attacks of September 11 dramatically altered the economic landscape, with weakness in manufacturing spreading to the service sector, and manufacturing activity itself falling to recessionary levels. In hindsight, it appears to me that the economy may have been able to avoid recession altogether were it not for the events of September 11. Inventories that had been built up to high levels were liquidated at a record pace in the fourth quarter of 2001. Consumer spending held up remarkably well during the entire period, helped in part by sustained mortgage refinancing activity. The Fed provided significant stimulus to the economy after September 11, in the form of four additional cuts in the rate banks charge each other for overnight loans - known as the fed funds target rate. By the end of 2001, the Fed had cut the target rate to 1.75%, bringing short-term rates to their lowest level in 40 years. At its January 2002 meeting, however, the Fed elected to keep rates unchanged, signaling to the market that it may have reached the end of this most recent easing cycle.

Q. What was your strategy with the fund?

A. With the Fed cutting rates, I started the period focusing on ways to increase the fund's average maturity in order to lock in rates before they fell. As the period progressed and the economy remained weak, I became more concerned than usual about credit quality in the marketplace. Consequently, I invested in U.S. Treasury and agency securities to maintain both a higher credit quality and a longer average maturity as rates declined. The fund did not sacrifice much in the way of yield by following this strategy, as the yield advantage offered by commercial paper and bank-related instruments over government securities remained rather narrow.

Q. How did the fund perform?

A. The fund's seven-day yield on February 28, 2002, was 1.73%, compared to 5.35% 12 months ago. For the 12 months that ended February 28, 2002, the fund had a total return of 3.30%, compared to 3.00% for the all taxable retail money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook?

A. Currently, there appears to be no pent-up consumer demand of the type that usually helps spur economic recoveries. That's because a record warm winter helped keep energy prices down, while interest rates remained low, prompting mortgage refinancing. Tax rebates and lower tax rates also have helped support consumer activity. While the current low level of interest rates was appropriate shortly after September 11, it may not be so now or in the near future. As a result, I believe the Fed probably will look to adjust rates upward to a more appropriate level during the next few quarters. Given benign inflation, this adjustment process need not be aggressive, but might rather develop at a more measured pace. If the inflation outlook changes, however, the Fed may need to reassess the urgency with which it addresses interest rates. Looking at the fund, as the economy improves I anticipate investing more in corporate credit in the form of floating rate instruments. These securities should perform well in a rising interest rate environment, as they adjust upward with rates. Over the near term, I also expect to maintain a relatively short average maturity while my interest rate outlook develops further. To that end, I anticipate increasing exposure to asset-backed commercial paper, which presents an attractive short-maturity alternative. At the same time, I expect to decrease holdings in Treasury and agency paper, which tend to be more attractive among securities with longer maturities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: August 30, 1985

Fund number: 085

Trading symbol: FSLXX

Size: as of February 28, 2002, more than $1.0 billion

Manager: John Todd, since 1991; manager, several Fidelity and Spartan money market funds; joined Fidelity in 1981

Annual Report

Money Market Portfolio

Investments February 28, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 40.6%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
London Branch, Eurodollar, Foreign Banks - 19.2%
Abbey National Treasury Services PLC
5/3/02	3.60%	$ 10,000,000	$ 10,000,000
ABN-AMRO Bank NV
4/23/02	2.21	20,000,000	20,000,000
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	5,000,000	5,003,699
Barclays Bank PLC
4/4/02	1.82	10,000,000	10,000,000
7/24/02	1.84	5,000,000	5,000,000
9/16/02	1.97	5,000,000	4,999,451
10/17/02	1.83	5,000,000	5,000,000
Bayerische Hypo-und Vereinsbank AG
3/4/02	1.96	10,000,000	10,000,000
3/14/02	1.76	5,000,000	5,000,000
6/24/02	1.85	10,000,000	10,000,000
Credit Agricole Indosuez
5/20/02	2.02	5,000,000	5,000,000
Deutsche Bank AG
3/18/02	1.64	10,000,000	10,000,000
4/24/02	1.72	5,000,000	5,000,000
Dresdner Bank AG
3/4/02	3.40	15,000,000	15,000,000
3/7/02	1.86	5,000,000	5,000,000
6/17/02	1.84	5,000,000	5,000,000
Halifax PLC
6/27/02	1.85	5,000,000	5,000,000
ING Bank NV
4/3/02	2.48	10,000,000	10,000,000
6/17/02	1.85	5,000,000	5,000,000
6/19/02	1.86	5,000,000	5,000,000
6/21/02	1.85	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
5/7/02	2.08	10,000,000	10,000,184
Landesbank Hessen-Thuringen
7/22/02	1.76	5,000,000	5,000,000
Norddeutsche Landesbank Girozentrale
7/30/02	1.94	5,000,000	5,000,000
UBS AG
5/3/02	3.60	15,000,000	15,000,000
Westdeutsche Landesbank Girozentrale
5/29/02	2.18	5,000,000	5,000,000
			200,003,334
New York Branch, Yankee Dollar, Foreign Banks - 21.4%
Bayerische Hypo-und Vereinsbank AG
6/7/02	1.96	5,000,000	5,000,000
BNP Paribas SA
3/22/02	2.26	5,000,000	5,000,000
3/26/02	2.20	5,000,000	5,000,000
4/24/02	2.22	5,000,000	5,000,000
6/28/02	2.12	5,000,000	5,032,909

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
9/16/02	2.00%	$ 5,000,000	$ 5,000,000
Canadian Imperial Bank of Commerce
7/18/02	1.70	10,000,000	10,000,000
Commerzbank AG
4/1/02	1.85	10,000,000	10,000,000
Credit Agricole Indosuez
5/6/02	3.61	10,000,000	10,000,000
5/8/02	1.95	5,000,000	5,000,000
5/21/02	2.10	5,000,000	5,000,000
Deutsche Bank AG
3/6/02	1.75 (a)	12,000,000	11,995,397
Dexia Bank SA
5/6/02	2.06	5,000,000	5,000,000
5/7/02	1.84	10,000,000	10,000,000
Landesbank Baden-Wuerttemberg
5/14/02	1.92	5,000,000	4,999,998
National Westminster Bank PLC
7/5/02	4.10	10,000,000	9,999,665
RaboBank Nederland Coop. Central
3/15/02	1.90	10,000,000	10,000,000
Royal Bank of Canada
3/6/02	1.77 (a)	10,000,000	9,997,315
3/19/02	1.76 (a)	5,000,000	4,998,395
11/20/02	2.55	10,000,000	9,988,205
Royal Bank of Scotland PLC
10/28/02	2.07	5,000,000	5,000,000
Societe Generale
3/28/02	1.77 (a)	20,000,000	19,994,196
4/18/02	1.63	10,000,000	10,000,000
Toronto-Dominion Bank
3/4/02	3.30	10,000,000	10,000,040
UBS AG
5/20/02	2.01	5,000,000	5,000,000
6/10/02	1.96	5,000,000	5,000,000
8/5/02	1.94	5,000,000	5,000,000
10/28/02	2.10	5,000,000	5,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	5,000,000	5,000,000
6/19/02	1.86	5,000,000	5,000,000
			222,006,120
TOTAL CERTIFICATES OF DEPOSIT			422,009,454
Commercial Paper - 40.0%

Amsterdam Funding Corp.
3/8/02	1.81	10,000,000	9,996,481
3/11/02	1.82	5,000,000	4,997,472
Aspen Funding Corp.
8/5/02	1.95	5,000,000	4,957,915
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Citibank Credit Card Master Trust I (Dakota Certificate Program)
3/12/02	1.84%	$ 10,000,000	$ 9,994,378
3/13/02	1.82	25,000,000	24,984,833
CXC, Inc.
3/20/02	1.63	15,000,000	14,987,096
3/21/02	1.81	10,000,000	9,989,944
4/4/02	1.81	30,000,000	29,948,999
5/6/02	1.84	10,000,000	9,966,450
Danske Corp.
4/15/02	1.66	30,000,000	29,938,125
Deutsche Bank Financial LLC
7/31/02	1.70	5,000,000	4,964,407
Edison Asset Securitization LLC
4/10/02	1.81	15,000,000	14,970,000
4/22/02	1.82	5,000,000	4,986,928
5/2/02	1.85	5,000,000	4,984,156
5/20/02	1.83	10,000,000	9,959,556
Falcon Asset Securitization Corp.
3/6/02	1.81	27,312,000	27,305,134
3/14/02	1.80	20,000,000	19,987,000
Ford Motor Credit Co.
3/11/02	2.79	4,000,000	3,996,922
GE Capital International Funding, Inc.
3/21/02	1.82	10,000,000	9,989,944
General Electric Capital Corp.
3/5/02	3.41	10,000,000	9,996,278
5/7/02	2.07	5,000,000	4,980,924
5/21/02	2.10	5,000,000	4,976,600
7/29/02	1.94	10,000,000	9,920,000
9/10/02	1.95	5,000,000	4,948,265
General Mills, Inc.
3/1/02	2.74	5,000,000	5,000,000
Jupiter Securitization Corp.
3/5/02	1.82	20,000,000	19,995,956
Kitty Hawk Funding Corp.
8/15/02	1.97	5,000,000	4,954,771
Lloyds TSB Bank PLC
3/25/02	2.20	10,000,000	9,985,500
New Center Asset Trust
3/4/02	3.47	5,000,000	4,998,579
Newcastle (Discover Card Master Trust)
3/25/02	1.82	5,000,000	4,993,933
Preferred Receivables Funding Corp.
3/18/02	1.80	5,000,000	4,995,750
Quincy Capital Corp.
3/20/02	1.80	29,185,000	29,157,274
Sheffield Receivables Corp.
3/18/02	1.80	15,000,000	14,987,250
3/20/02	1.81	10,000,000	9,990,447
3/25/02	1.81	5,000,000	4,993,967

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Tyco Capital Corp.
3/14/02	1.63%	$ 5,000,000	$ 4,997,057
Westpac Trust Securities Ltd.
3/5/02	1.87	10,000,000	9,997,933
TOTAL COMMERCIAL PAPER			414,776,224
Federal Agencies - 4.5%

Fannie Mae - 4.5%
Agency Coupons - 2.6%
3/1/02	1.78 (a)	6,000,000	5,996,146
4/10/02	1.66 (a)	12,500,000	12,492,395
4/25/02	1.63 (a)	8,000,000	7,997,713
			26,486,254
Discount Notes - 1.9%
4/11/02	2.19	5,000,000	4,987,643
5/16/02	1.91	5,000,000	4,980,050
5/23/02	2.02	10,000,000	9,953,889
			19,921,582
TOTAL FEDERAL AGENCIES			46,407,836
U.S. Treasury Obligations - 4.3%

U.S. Treasury Bills - 4.3%
5/23/02	1.94	5,000,000	4,977,867
6/27/02	1.87	25,000,000	24,848,448
8/29/02	1.85	5,000,000	4,953,996
8/29/02	1.86	5,000,000	4,953,619
8/29/02	1.87	5,000,000	4,953,493
TOTAL U.S. TREASURY OBLIGATIONS			44,687,423
Bank Notes - 0.5%

U.S. Bank NA, Minnesota
5/23/02	2.22	5,000,000	5,000,000
Master Notes - 1.2%

General Motors Acceptance Corp. Mortgage Credit
3/1/02	2.20	8,000,000	8,000,000
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	5,000,000	5,000,000
TOTAL MASTER NOTES			13,000,000
Medium-Term Notes - 3.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Asset Securitization Cooperative Corp.
3/26/02	1.82% (a)	$ 5,000,000	$ 5,000,000
AT&T Corp.
5/6/02	3.03 (a)	10,000,000	10,000,000
General Electric Capital Corp.
3/19/02	1.80 (a)	3,000,000	3,000,000
Harwood Street Funding I LLC
3/20/02	1.98 (a)	5,000,000	5,000,000
Merrill Lynch & Co., Inc.
3/20/02	1.88 (a)	5,000,000	5,000,000
Variable Funding Capital Corp.
3/11/02	1.80 (a)	5,000,000	4,999,946
TOTAL MEDIUM-TERM NOTES			32,999,946
Short-Term Notes - 1.0%

New York Life Insurance Co.
4/1/02	2.04 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	5,000,000	5,000,000
TOTAL SHORT-TERM NOTES			10,000,000
Repurchase Agreements - 6.9%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 2/28/02 due 3/1/02 At 1.91%	$ 420,022	420,000
With:
Goldman Sachs & Co. At 1.96%, dated 2/28/02 due 3/1/02 (Corporate Obligations) (principal amount $24,073,148) 6.7% - 7.35%, 10/3/05 - 8/1/28	25,001,361	25,000,000
J.P. Morgan Securities At 1.94%, dated 2/28/02 due 3/1/02 (Corporate Obligations) (principal amount $46,555,000) 5.75% - 6.875%, 2/23/04 - 2/1/06	46,002,479	46,000,000
TOTAL REPURCHASE AGREEMENTS		71,420,000
TOTAL INVESTMENT PORTFOLIO - 102.2%		1,060,300,883
NET OTHER ASSETS - (2.2)%		(22,431,686)
NET ASSETS - 100%		$ 1,037,869,197
Total Cost for Income Tax Purposes $ 1,060,300,883
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 5,000,000
New York Life Insurance Co. 2.04%, 4/1/02	12/28/02	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 5,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,000,000 or 1.4% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $5,679,000. The weighted average interest rate was 5.23%. Interest earned from the interfund lending program amounted to $826 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $9,000 all of which will expire on February 28, 2009.

A total of 0.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2002
Assets
Investment in securities, at value (including repurchase agreements of $71,420,000) - See accompanying schedule		$ 1,060,300,883
Receivable for investments sold		5,019,760
Receivable for fund shares sold		4,494,674
Interest receivable		2,992,084
Total assets		1,072,807,401
Liabilities
Payable to custodian bank	$ 29,935
Payable for investments purchased	15,000,000
Payable for fund shares redeemed	19,116,562
Distributions payable	441,943
Accrued management fee	174,308
Other payables and accrued expenses	175,456
Total liabilities		34,938,204
Net Assets		$ 1,037,869,197
Net Assets consist of:
Paid in capital		$ 1,037,887,538
Accumulated net realized gain (loss) on investments		(18,341)
Net Assets, for 1,037,820,648 shares outstanding		$ 1,037,869,197
Net Asset Value, and redemption price per share ($1,037,869,197 ÷ 1,037,820,648 shares)		$ 1.00
Maximum offering price per share (100/97.00 of $1.00)		$ 1.03

Statement of Operations

	Year ended February 28, 2002
Investment Income
Interest		$ 42,091,955
Expenses
Management fee	$ 2,007,148
Transfer agent fees	1,672,235
Accounting fees and expenses	125,898
Non-interested trustees' compensation	4,076
Custodian fees and expenses	25,615
Registration fees	196,817
Audit	39,911
Legal	8,155
Miscellaneous	89,753
Total expenses before reductions	4,169,608
Expense reductions	(12,518)	4,157,090
Net investment income		37,934,865
Net Realized Gain (Loss) on Investment Securities		(2,041)
Net increase in net assets resulting from operations		$ 37,932,824
Other Information Sales charges paid to FDC		$ 547,464
Deferred sales charges withheld by FDC		$ 30,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2002	Year ended February 28, 2001
Operations
Net investment income	$ 37,934,865	$ 66,998,820
Net realized gain (loss)	(2,041)	(10,381)
Net increase (decrease) in net assets resulting from operations	37,932,824	66,988,439
Distributions to shareholders from net investment income	(37,934,865)	(66,998,820)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	2,400,453,329	5,189,471,470
Reinvestment of distributions	36,325,666	62,323,549
Cost of shares redeemed	(2,572,268,150)	(4,967,293,403)
Net increase (decrease) in net assets and shares resulting from share transactions	(135,489,155)	284,501,616
Total increase (decrease) in net assets	(135,491,196)	284,491,235
Net Assets
Beginning of period	1,173,360,393	888,869,158
End of period	$ 1,037,869,197	$ 1,173,360,393

Financial Highlights

Years ended February 28,	2002	2001	2000 D	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.033	.060	.050	.050	.051
Distributions from net investment income	(.033)	(.060)	(.050)	(.050)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.30%	6.19%	5.08%	5.08%	5.26%
Ratios to Average Net Assets C
Expenses before expense reductions	.37%	.50%	.48%	.50%	.56%
Expenses net of voluntary waivers, if any	.37%	.50%	.48%	.50%	.56%
Expenses net of all reductions	.37%	.50%	.48%	.49%	.56%
Net investment income	3.38%	6.02%	4.95%	5.03%	5.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,037,869	$ 1,173,360	$ 888,869	$ 1,126,174	$ 584,919

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Money Market

Notes to Financial Statements

For the period ended February 28, 2002

1. Significant Accounting Policies.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust is comprised of equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. Effective April 1, 2001, the name of the Fidelity Select Environmental Services Portfolio was changed to Fidelity Select Environmental Portfolio. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Equity Funds. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund, except for Pharmaceuticals Portfolio, is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The Pharmaceuticals Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The Schedules of Investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Equity Funds. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Money Market Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of each applicable fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by each applicable fund and amortized over one year.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the money market fund. Distributions are recorded on the ex-dividend date for all other funds.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of February 28, 2002, undistributed net income, undistributed gain and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains/Capital loss carryforwards
Air Transportation	$ -	$ 477,275
Automotive	-	(10,089,824)
Banking	558,333	-
Biotechnology	-	(479,165,146)
Brokerage and Investment Management	-	(44,152,368)
Business Services and Outsourcing	-	(205,312)
Chemicals	-	134,766
Computers	-	(758,270,160)
Construction and Housing	-	(3,880,615)
Consumer Industries	-	(397,132)
Cyclical Industries	-	(351,356)
Defense and Aerospace	255,604	(570,440)
Developing Communications	-	(1,160,493,384)
Electronics	-	(1,483,259,395)
Energy	403,850	(9,287,369)
Energy Service	-	(121,680,733)
Environmental	-	(253,053)
Financial Services	618,729	-
Food and Agriculture	191,754	2,357,859
Gold	3,752,287	(162,862,098)
Health Care	920,173	46,505,375
Home Finance	736,906	(99,808)
Industrial Equipment	-	(2,381,170)
Industrial Materials	-	(5,759,669)
Insurance	238,726	2,233,213
Leisure	-	(18,825,124)
Medical Delivery	-	(42,313,558)
Medical Equipment and Systems	-	969,035
Multimedia	-	(18,394,115)
Natural Gas	212,239	(17,573,178)
Natural Resources	36,591	(733,242)
Networking and Infrastructure	-	(120,419,703)
Paper and Forest Products	-	(6,575,331)
Pharmaceuticals	-	(93,390)
Retailing	-	(2,653,932)
Software and Computer Services	-	(266,443,306)
Technology	-	(2,573,719,778)
Telecommunications	-	(449,206,255)
Transportation	-	(2,252,366)
Utilities Growth	721,712	(56,128,553)
Wireless	-	(66,185,971)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Air Transportation	$ -	$ 1,972,456	$ 1,972,456
Banking	6,837,663	272,996	7,110,659
Brokerage and Investment Management	1,339,214	39,909,323	41,248,537
Business Services and Outsourcing	-	684,912	684,912
Chemicals	467,872	2,167	470,039
Construction and Housing	72,031	102,902	174,933
Consumer Industries	-	1,212,594	1,212,594
Cyclical Industries	-	6,645	6,645
Defense and Aerospace	922,680	116,756	1,039,436
Energy	726,184	6,501,171	7,227,355
Financial Services	6,493,508	19,016,604	25,510,112
Food and Agriculture	515,262	10,555,659	11,070,921
Gold	4,381,339	-	4,381,339
Health Care	2,598,838	3,845,686	6,444,524
Home Finance	1,293,301	25,270,532	26,563,833
Industrial Equipment	-	33,419	33,419
Industrial Materials	174,166	-	174,166
Insurance	88,265	883,784	972,049
Medical Equipment and Systems	902,973	1,513,853	2,416,826
Natural Gas	486,155	2,456,569	2,942,724
Natural Resources	171,088	559,685	730,773
Paper and Forest Products	116,411	-	116,411
Retailing	-	2,696,929	2,696,929
Software and Computer Services	-	4,648,061	4,648,061
Telecommunications	301,845	-	301,845
Transportation	249,930	88,211	338,141
Utilities Growth	2,205,498	8,939,420	11,144,918

There were no significant differences for the money market fund.

Trading (Redemption) Fees. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For the equity funds the management fee is the sum of an individual fund fee rate of .30% of each fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rates differ for equity and fixed-income funds and are based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period the equity funds' total annual management fee rates ranged from .57% to .59% of the funds' average net assets.

For the money market fund, a new management contract took effect on April 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract for the money market fund the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of the management fee was $358,561 or an annual rate of .03% of the fund's average net assets.

For the period the money market fund's total annual management fee rate was .18% of average net assets. FMR voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through September 30, 2001.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a sales charge of up to 3% for selling shares of each fund. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). The amounts received and retained by FDC are shown under the caption "Other Information" on each fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Air Transportation	$ 134,608
Automotive	53,267
Banking	991,725
Biotechnology	6,782,301
Brokerage and Investment Management	1,157,034
Business Services and Outsourcing	160,208
Chemicals	127,465
Computers	3,391,625
Construction and Housing	82,052
Consumer Industries	54,022
Cyclical Industries	29,584
Defense and Aerospace	327,874
Developing Communications	2,606,151
Electronics	14,173,239
Energy	678,892
Energy Service	1,653,717
Environmental	48,157
Financial Services	1,382,001
Food and Agriculture	330,543
Gold	680,453
Health Care	4,981,103
Home Finance	627,452
Industrial Equipment	84,636
Industrial Materials	84,218
Insurance	293,105
Leisure	572,235
Medical Delivery	433,443
Medical Equipment and Systems	282,567
Multimedia	401,454
Natural Gas	975,936
Natural Resources	70,263
Networking and Infrastructure	369,403
Paper and Forest Products	42,942
Pharmaceuticals	48,491
Retailing	216,455
Software and Computer Services	3,080,147
Technology	8,307,888
Telecommunications	1,534,753
Transportation	123,421
Utilities Growth	939,922
Wireless	424,944

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction

Air Transportation	$ 19,063	$ 537	$ -
Automotive	4,889	-	-
Banking	60,382	33	1,183
Biotechnology	534,465	2,902	13,831
Brokerage and Investment Management	163,706	4,240	2,815
Business Services and Outsourcing	13,609	752	-
Chemicals	50,850	75	-
Computers	748,977	1,921	4,176
Construction and Housing	6,680	-	-
Consumer Industries	3,945	-	-
Cyclical Industries	951	-	-
Defense and Aerospace	55,449	694	-
Developing Communications	851,935	6,209	5,129
Electronics	981,497	-	28,412
Energy	111,799	563	793
Energy Service	356,943	936	3,866
Environmental	4,464	-	-
Financial Services	240,813	1,129	1,470
Food and Agriculture	118,291	1,270	-
Gold	143,129	735	-
Health Care	789,865	-	11,653
Home Finance	110,296	672	1,212
Industrial Equipment	3,502	-	-
Industrial Materials	22,223	-	-
Insurance	45,763	3,104	-
Leisure	60,225	1,427	-
Medical Delivery	40,331	-	149
Medical Equipment and Systems	26,835	-	-
Money Market	-	51	12,467
Multimedia	62,474	702	-
Natural Gas	137,275	1,123	1,772
Natural Resources	13,630	-	-
Networking and Infrastructure	78,583	814	-
Paper and Forest Products	28,018	-	-
Pharmaceuticals	3,002	18	-
Retailing	108,078	625	-
Software and Computer Services	315,012	9,940	2,721
Technology	1,821,250	9,841	17,479
Telecommunications	559,104	-	-
Transportation	21,472	17	-
Utilities Growth	106,890	196	-
Wireless	63,004	1,178	-

Annual Report

Notes to Financial Statements - continued

9. Other Information.

At the end of the period, FMR or its affiliates and certain unaffiliated shareholders each held more than 10% of the outstanding shares of the following funds:

Fund	Affiliated % of Shares Held	Number of Unaffiliated Shareholders	Unaffiliated Shareholders % of Shares Held
Cyclical Industries	21	2	40%
Multimedia	-	1	18%
Natural Resources	-	1	21%

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Report of Independent Accountants

To the Trustees and the Shareholders of Fidelity Select Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fidelity Select Portfolios at February 28, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (here-
after referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and the funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 185 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1980

President of Air Transportation, Automotive, Banking, Biotechnology, Brokerage and Investment Management, Business Services and Outsourcing (1998), Chemicals, Computers, Construction and Housing, Consumer Industries, Cyclical Industries (1997), Defense and Aerospace, Developing Communications, Electronics, Energy, Energy Service, Environmental, Financial Services, Food and Agriculture, Gold, Health Care, Home Finance, Industrial Equipment, Industrial Materials, Insurance, Leisure, Medical Delivery, Medical Equipment and Systems (1998), Multimedia, Natural Gas, Natural Resources (1997), Networking and Infrastructure (2000), Paper and Forest Products, Pharmaceuticals (2001), Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, Utilities Growth, Wireless (2000), and Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of each of the Select funds. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various other entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Session (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board Member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 2000

Vice President of Money Market. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (46)

Year of Election or Appointment: 1997

Vice President of Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

John J. Todd (53)
Year of Election or Appointment: 1996 Vice President of Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998, 2000, or 2001

Secretary of Air Transportation (1998), Automotive (1998), Banking (1998), Biotechnology (1998), Brokerage and Investment Management (1998), Business Services and Outsourcing (1998), Chemicals (1998), Computers (1998), Construction and Housing (1998), Consumer Industries (1998), Cyclical Industries (1998), Defense and Aerospace (1998), Developing Communications (1998), Electronics (1998), Energy (1998), Energy Service (1998), Environmental (1998), Financial Services (1998), Food and Agriculture (1998), Gold (1998), Health Care (1998), Home Finance (1998), Industrial Equipment (1998), Industrial Materials (1998), Insurance (1998), Leisure (1998), Medical Delivery (1998), Medical Equipment and Systems (1998), Multimedia (1998), Natural Gas (1998), Natural Resources (1998), Networking and Infrastructure (2000), Paper and Forest Products (1998), Pharmaceuticals (2001), Retailing (1998), Software and Computer Services (1998), Technology (1998), Telecommunications (1998), Transportation (1998), Utilities Growth (1998), Wireless (2000), and Money Market (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of each of the Select funds. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)

Year of Election or Appointment: 1986, 1989, 1990, 1993, 1997, 1998, 2000, or 2001

Assistant Treasurer of Air Transportation (1986), Automotive (1986), Banking (1986), Biotechnology (1986), Brokerage and Investment Management (1986), Business Services and Outsourcing (1998), Chemicals (1986), Computers (1986), Construction and Housing (1986), Consumer Industries (1990), Cyclical Industries (1997), Defense and Aerospace (1986), Developing Communications (1990), Electronics (1986), Energy (1986), Energy Service (1986), Environmental (1989), Financial Services (1986), Food and Agriculture (1986), Gold (1986), Health Care (1986), Home Finance (1986), Industrial Equipment (1986), Industrial Materials (1986), Insurance (1986), Leisure (1986), Medical Delivery (1986), Medical Equipment and Systems (1998), Multimedia (1986), Natural Gas (1993), Natural Resources (1997), Networking and Infrastructure (2000), Paper and Forest Products (1986), Pharmaceuticals (2001), Retailing (1986), Software and Computer Services (1986), Technology (1986), Telecommunications (1986), Transportation (1986), Utilities Growth (1986), Wireless (2000), and Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of each of the Select funds. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1996, 2000, or 2001

Assistant Treasurer of Air Transportation (2000), Automotive (2000), Banking (2000), Biotechnology (2000), Brokerage and Investment Management (2000), Business Services and Outsourcing (2000), Chemicals (2000), Computers (2000), Construction and Housing (2000), Consumer Industries (2000), Cyclical Industries (2000), Defense and Aerospace (2000), Developing Communications (2000), Electronics (2000), Energy (2000), Energy Service (2000), Environmental (2000), Financial Services (2000), Food and Agriculture (2000), Gold (2000), Health Care (2000), Home Finance (2000), Industrial Equipment (2000), Industrial Materials (2000), Insurance (2000), Leisure (2000), Medical Delivery (2000), Medical Equipment and Systems (2000), Multimedia (2000), Natural Gas (2000), Natural Resources (2000), Networking and Infrastructure (2000), Paper and Forest Products (2000), Pharmaceuticals (2001), Retailing (2000), Software and Computer Services (2000), Technology (2000), Telecommunications (2000), Transportation (2000), Utilities Growth (2000), Wireless (2000), and Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation	4/8/02	4/5/02	-	$0.24
Banking	4/15/02	4/12/02	$0.04	-
Chemicals	4/8/02	4/5/02	-	$0.14
Defense and Aerospace	4/8/02	4/5/02	$0.04	-
Energy	4/8/02	4/5/02	$0.04	-
Financial Services	4/8/02	4/5/02	$0.12	-
Food and Agriculture	4/8/02	4/5/02	$0.07	$0.88
Gold	4/8/02	4/5/02	$0.16	-
Health Care	4/8/02	4/5/02	$0.05	$2.42
Home Finance	4/15/02	4/12/02	$0.10	-
Insurance	4/15/02	4/12/02	$0.09	$0.81
Medical Equipment and Systems	4/8/02	4/5/02	-	$0.11
Natural Gas	4/15/02	4/12/02	$0.02	-
Natural Resources	4/15/02	4/12/02	$0.02	-
Utilities Growth	4/8/02	4/5/02	$0.10	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold	4/9/01	$0.038	$0.002
	12/17/01	$0.168	$0.008

The funds will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.,
Money Market Fund

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA
and
The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

Fidelity Select Portfolios

Consumer Sector

Consumer Industries

Food and Agriculture

Leisure

Multimedia

Retailing

Cyclicals Sector

Air Transportation

Automotive

Chemicals

Construction and Housing

Cyclical Industries

Defense and Aerospace

Environmental

Industrial Equipment

Industrial Materials

Transportation

Financial Services Sector

Banking

Brokerage and Investment Management

Financial Services

Home Finance

Insurance

Health Care Sector

Biotechnology

Health Care

Medical Delivery

Medical Equipment and Systems

Pharmaceuticals

Natural Resources Sector

Energy

Energy Service

Gold

Natural Gas

Natural Resources

Paper and Forest Products

Technology Sector

Business Services and Outsourcing

Computers

Developing Communications

Electronics

Networking and Infrastructure

Software and Computer Services

Technology

Utilities Sector

Telecommunications

Utilities Growth

Wireless

Money Market

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0111
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

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P.O. Box 198

Boston, MA 02101

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SEL-ANNPRO-0402 155750
1.701407.104

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